UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-791-1851

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached herewith.

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Shareholder,

Risk and Return

The Broad Allocation Strategy Fund’s Institutional Shares returned -2.86% net of fees and expenses during the twelve months ended April 30, 2012. A benchmark consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index returned 6.23%.

Review

The twelve months ending April 30, 2012 were a difficult period for global investors. Positive returns from risky assets were limited, with the US equity market providing one of the few sources of positive returns. Many broad based non-US equity indices, both developed and emerging, posted negative returns for the period, as did the major commodity indices covering energy, agriculture and precious metals.

“Risk-off” assets, namely US Treasury bonds, investment grade corporate bonds, German Bunds and safe haven currencies such as the US Dollar, Japanese Yen and Swiss Franc all posted positive returns as investors favored certainty over risk in the face of the fiscal concerns in the many European nations and the United States.

Outlook & Positioning

The Broad Allocation Strategy Fund (the “Fund”) was tilted defensively during the year, in an effort to protect value in the face of uncertainty. As of April 30, 2012 the Fund was 48% invested in cash, fixed income and currencies, with 26% in equities, 18% in commodities and 8% in real estate and alternative investments. We expect to maintain this positioning over the near term as market stresses remain high, while remaining vigilant for opportunities to reallocate to higher returning asset classes.

Global Equities

Global returns were bifurcated during the year into “US” and “not-US”, with US equities posting positive returns (the S&P 500 Index rose 4.76%) while Developed International and Emerging markets both fell (the MSCI EAFE Index fell -12.36% and the MSCI Emerging Markets Index fell -12.44% for US investors).

Global equity investments within the Fund posted slightly better returns, falling -4.60% for the trailing twelve months. US equities gained the most, rising 10.21%, while Developed International fell -19.48% and Emerging dropped -13.23%. From an allocation perspective we maintained roughly equal weight in US and non-US equities during the year (11.60% and 11.64%, respectively).

Commodities

Commodity prices were generally lower for the last twelve months, with prices of agricultural commodities falling the most. The S&P GSCI Agriculture Total Return Index fell -17.98%, the S&P GSCI Energy Total Return Index fell -8.66% and the S&P GSCI Precious Metals Total Return Index fell -2.58%.

Returns within the Fund followed the broader market. The Fund’s positions that provided exposure to agriculture, energy and precious metals declined -18.26%, -8.67% and -5.61%, respectively. Offsetting the impact to portfolio total returns was a lower-than-target weight allocation to commodity-related instruments of 19.69% versus a long term target of 25%.

1

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

Fixed Income

The Fund’s fixed income investments posted returns of 7.39% for the trailing twelve months. Our focus on global credit, municipals and high yield debt provided attractive returns through a tumultuous period. Fixed income also represented the largest overweight position within the strategy as we continue to participate in the rally in corporate credit.

US municipal bonds provided the highest returns in the segment, rising 13.80%. Prices were driven higher by a combination of falling market interest rates, diminishing supply of new municipal paper and over-pessimistic sentiment toward municipal paper early in 2011.

Our sovereign exposure has focused on emerging market debt for the entirety of the life of the Fund, due to high investment yields and strong economic growth when compared to major developed markets. This focus on emerging paper resulted in higher volatility and realized returns of 3.47%.

Allocations to corporate credit contributed to 92 basis points to total returns as our large overweight allocation in credit amplified the impact of the 5.23% gain in the segment. Gains were derived from investments in a combination of high yield and high quality corporate bonds in the US and abroad.

Real Estate

US real estate provided another source of positive return for investors, while its international counterpart again struggled. The Dow Jones Global Select Real Estate Index, which is heavily weighted to US holdings, gained 3.06% for the year. Real estate holdings within the Fund did not fare as well, falling 0.69% in total return for the period as the Fund’s non-US holdings weighed on returns.

Cash

The Fund maintained a higher than target cash balance, averaging 12% of the portfolio, in an effort to reduce overall volatility and for redeployment once more attractive investment opportunities arose.

Boston Advisors, LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future holdings of the Fund are subject to investment risk.

2

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Class A Shares of the Fund

vs Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index,

and Blend of 40% Barclays Capital U.S. Aggregate Bond and 60% S&P 500® Indexes.

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.25%. This results in an initial investment of $9,475.

Total Returns for the Period Ended April 30, 2012 †
Since Inception
Class A Shares* (without sales charge)	-0.72%
Class A Shares* (with sales charge)	-5.95%
60% S&P 500® Index/ 40% Barclays Capital U.S. Aggregate Bond Index	9.45%**
S&P 500® Index	11.34%**
Barclays Capital U.S. Aggregate Bond Index	5.74%**

†     Not Annualized.

*     Class A Shares commenced operations on June 8, 2011.

**  Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 526-8968.

3

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data (Continued)

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Institutional Class Shares of the Fund

vs Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index,

and Blend of 40% Barclays Capital U.S. Aggregate Bond and 60% S&P 500® Indexes.

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception
Institutional Class Shares*	-2.86%	1.60%
60% S&P 500® Index/ 40% Barclays Capital U.S. Aggregate Bond Index	6.23%	11.05%**
S&P 500® Index	4.76%	11.60%**
Barclays Capital U.S. Aggregate Bond Index	7.54%	9.24%**
*	Institutional Class Shares commenced operations on January 31, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 526-8968.

The return shown for Class A Shares reflects a deduction for the maximum front-end sales charge of 5.25%. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.49% and 1.68% for Class A Shares and 116.08% and 1.43% for Institutional Class Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred

4

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

by the Fund for the period covered by this report. Boston Advisors, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund in order to limit the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) to 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees of FundVantage Trust (the “Board”) approves its earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate its performance as compared to that of the unmanaged blended index of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved. The Fund is new, with a limited operating history.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class; consequently the Fund could suffer a loss by being overly-concentrated in an underperforming underlying fund or asset-class. Fund performance also could be adversely affected by transaction costs from high portfolio turnover since the Adviser may engage in active trading.

5

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if any), and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period ended April 30, 2012 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in each accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Boston Advisors Broad Allocation Strategy Fund

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,031.00	$6.26
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.22

Institutional Class Shares
Actual	$1,000.00	$1,032.40	$5.00
Hypothetical (5% return before expenses)	1,000.00	1,019.94	4.97

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2012 for Class A Shares and Institutional Class Shares of 1.24% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total returns the six-month period ended April 30, 2012 of 3.10% and 3.24% for Class A and Institutional Class Shares, respectively. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, as stated in their current prospectus were 0.00% to 0.08%.

7

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE TRADED FUNDS:
Fixed Income	27.5%	$8,170,002
Equity	25.5	7,582,579
Commodity	17.6	5,212,234
Currency	10.2	3,017,065
Other	2.8	833,092
Real Estate	2.1	612,210
Other Assets in Excess of Liabilities	14.3	4,243,091

NET ASSETS	100.0%	$29,670,273

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
EXCHANGE TRADED FUNDS (ETF) — 85.7%
Commodity — 17.6%
iPath Dow Jones-UBS Agriculture Subindex Total Return ETN*	10,130	$555,236
PowerShares DB Energy Fund*	29,741	889,256
PowerShares DB Gold Fund*	49,651	2,864,366
PowerShares DB Silver Fund*	7,768	418,851
RICI - Agriculture ELEMENTS*	53,896	484,525

		5,212,234

Currency — 10.2%
PowerShares DB G10 Currency Harvest Fund*	30,650	760,120
Powershares DB US Dollar Index Bullish Fund*	68,572	1,495,555
WisdomTree Dreyfus Chinese Yuan Fund*	20,390	517,090
WisdomTree Dreyfus Emerging Currency Fund*	11,689	244,300

		3,017,065

Equity — 25.5%
Alerian MLP ETF	17,932	301,437
Consumer Staples Select Sector SPDR Fund	8,831	301,755
iShares MSCI EAFE Minimum Volatility Index Fund	11,039	578,113
iShares S&P Latin America 40 Index Fund	12,338	564,340
SPDR S&P 500 ETF Trust	15,584	2,178,176

	Number of Shares	Value
EXCHANGE TRADED FUNDS (ETF) — (Continued)
Equity — (Continued)
Vanguard Global ex-U.S. Real Estate ETF	13,117	$627,648
Vanguard MSCI EAFE ETF	16,884	560,887
Vanguard MSCI Emerging Markets ETF	40,130	1,706,729
WisdomTree Equity Income Fund	16,884	763,494

		7,582,579

Fixed Income — 27.5%
Cohen & Steers Quality Income Realty Fund, Inc.	31,169	317,612
Guggenheim BulletShares 2016 Corporate Bond ETF	40,130	876,840
iShares Barclays 1-3 Year Credit Bond Fund	15,561	1,631,571
iShares Barclays Credit Bond Fund	7,273	803,230
iShares S&P National Municipal Bond Fund	2,467	271,641
PowerShares Build America Bond Portfolio	19,611	577,936
PowerShares Emerging Markets Sovereign Debt Portfolio	24,026	684,501
PowerShares Fundamental High Yield Corporate Bond Portfolio	30,131	564,956
PowerShares International Corporate Bond Portfolio	18,702	524,217
SPDR Barclays Capital High Yield Bond ETF	12,857	510,809
SPDR Barclays Capital Short Term High Yield Bond ETF	28,527	860,945

The accompanying notes are an integral part of the financial statements.

9

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
EXCHANGE TRADED FUNDS (ETF) — (Continued)
Fixed Income — (Continued)
Western Asset Emerging Markets Income Fund, Inc.	37,534	$545,744

		8,170,002

Other — 2.8%
Credit Suisse Merger Arbitrage Index ETN*	41,039	833,092

Real Estate — 2.1%
Vanguard REIT ETF	9,351	612,210

TOTAL EXCHANGE TRADED FUNDS (Cost $24,356,913)		25,427,182

TOTAL INVESTMENTS - 85.7% (Cost $24,356,913)		25,427,182
OTHER ASSETS IN EXCESS OF LIABILITIES - 14.3%		4,243,091

NET ASSETS - 100.0%		$29,670,273

*	Non-income producing.

DB	Deutche Bank
EAFE	Europe, Australia, and Far East
ETN	Exchange Traded Notes
MLP	Master Limited Partnership
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
RICI	Rogers International Commodity Index
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

10

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $24,356,913)	$25,427,182
Cash	3,170,286
Receivable from Investment Adviser	13,516
Receivable for capital shares sold	1,154,900
Prepaid expenses and other assets	23,053

Total assets	29,788,937

Liabilities
Payable for capital shares redeemed	54,770
Payable for audit fees	24,000
Payable for transfer agent fees	15,340
Payable for administration and accounting fees	7,952
Payable for printing fees	7,396
Payable to custodian	3,763
Accrued expenses	5,443

Total liabilities	118,664

Net Assets	$29,670,273

Net Assets Consisted of:
Capital stock, $0.01 par value	$29,288
Paid-in capital	28,633,419
Accumulated net investment income	44,146
Accumulated net realized loss from investments	(106,849)
Net unrealized appreciation on investments	1,070,269

Net Assets	$29,670,273

Class A:
Net asset value, offering and redemption price per share ($122,157 / 12,069)	$10.12

Maximum offering price per share (100/94.75 of $10.12)	$10.68

Institutional Class:
Net asset value, offering and redemption price per share ($29,548,116 / 2,916,702)	$10.13

The accompanying notes are an integral part of the financial statements.

11

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$329,428
Interest	986

Total investment income	330,414

Expenses
Advisory fees (Note 2)	116,235
Transfer agent fees (Note 2)	89,171
Administration and accounting fees (Note 2)	77,202
Legal fees	51,982
Printing and shareholder reporting fees	44,877
Registration and filing fees	25,838
Custodian transaction and out of pocket fees (Note 2)	24,638
Audit fees	24,001
Trustees’ and officers’ fees	17,000
Distribution fees (Class A) (Note 2)	300
Other expenses	8,063

Total expenses before waivers and reimbursements	479,307

Less: waivers and reimbursements (Note 2)	(335,211)

Net expenses after waivers and reimbursements	144,096

Net investment income	186,318

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(117,855)
Capital gain distributions from non-affiliated fund investments	25,571
Net change in unrealized appreciation on investments	1,052,061

Net realized and unrealized gain on investments	959,777

Net increase in net assets resulting from operations	$1,146,095

The accompanying notes are an integral part of the financial statements.

12

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Statement of Changes in Net Assets

	For the Year Ended April 31, 2012	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment income	$186,318	$148
Net realized loss from investments	(92,284)	(634)
Net change in unrealized appreciation from investments	1,052,061	18,208

Net increase in net assets resulting from operations	1,146,095	17,722

Less Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(782)	—
Institutional Class	(174,474)	—

Net decrease in net assets from dividends and distributions to shareholders	(175,256)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	28,121,712	560,000

Total increase in net assets	29,092,551	577,722

Net assets
Beginning of period	577,722	—

End of period	$29,670,273	$577,722

Accumulated net investment income, end of period	$44,146	$148

*	The Fund commenced operations on January 31, 2011.

The accompanying notes are an integral part of the financial statements.

13

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period June 8, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.25

Net investment income(1)	0.09
Net realized and unrealized loss on investments	(0.17	)(2)

Net decrease in net assets resulting from operations	(0.08)

Dividends and distributions to shareholders from:
Net Investment Income	(0.05)

Net asset value, end of period	$10.12

Total investment return(3)	(0.72)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$122
Ratio of expenses to average net assets(4)	1.24	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)(6)	4.52	%(5)
Ratio of net investment income to average net assets(4)	1.00	%(5)
Portfolio turnover rate	56.15	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statement of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. (4) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2012		For the Period January 31, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.50		$10.00

Net investment income(1)	0.13		0.01
Net realized and unrealized gain/(loss) on investments	(0.43	)(2)	0.49

Net increase/(decrease) in net assets resulting from operations	(0.30)		0.50

Dividends and distributions to shareholders from:
Net Investment Income	(0.07)		—

Net asset value, end of period	$10.13		$10.50

Total investment return(3)	(2.86)%		(5.00)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$29,548		$578
Ratio of expenses to average net assets(4)	0.99%		0.99	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)(6)	3.29%		115.64	%(5)
Ratio of net investment income to average net assets(4)	1.31%		0.26	%(5)
Portfolio turnover rate	56.15%		22.69	%(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statement of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. (4) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Boston Advisors Broad Allocation Strategy Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on January 31, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter paid a commission to the selling broker-dealer for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

16

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2012

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$25,427,182	$25,427,182	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

17

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2012

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Boston Advisors, LLC (“Boston Advisors” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three

18

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2012

(3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. For the year ended April 30, 2012, the amount of fees accrued and waived was $116,235, and the fees reimbursed by the Adviser were $212,226. At April 30, 2012, the amount of the potential recovery was as follows:

Expiration
April 30, 2014	April 30, 2015
$37,733	$328,461

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued administration and accounting fees totaling $77,202 and waived fees totaling $3,500.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued transfer agent fees totaling $89,171 and waived fees totaling $2,500.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, the Custodian accrued custodian fees totaling $24,638 and waived fees totaling $750.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the year ended April 30, 2012, the Underwriter received $489 in underwriter commissions and $9,450 in sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

19

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2012

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $4,650. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$31,389,627	$7,416,304

4. Capital Share Transactions

For the year/period ended April 30, 2012 and the period from commencement of operations to April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year/Period Ended April 30, 2012*		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount
Class A Shares
Sales	18,840	$193,369	—	$—
Redemption Fees†	—	5	—	—
Redemptions	(6,771)	(66,958)	—	—

Net increase	12,069	$126,416	—	$—

20

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2012

	For the Year/Period Ended April 30, 2012*		For the Period Ended April 30, 2011*

	Shares	Amount	Shares	Amount
Institutional Class
Sales	2,993,350	$29,298,028	55,021	$560,000
Reinvestments	18,080	174,474	—	—
Redemption Fees†	—	736	—	—
Redemptions	(149,749)	(1,477,942)	—	—

Net increase	2,861,681	$27,995,296	55,021	$560,000

*	Institutional Class commenced operations on January 31, 2011; Class A Shares commenced operations on June 8, 2011.

†

There is a 2.00% redemption fee that may be charged on shares redeemed within 60 days of purchase. The redemption fees are retained by the Fund and are allocated to all classes in the Fund based on relative net assets.

As of April 30, 2012, the Fund has the following shareholder that held 10% or more of the outstanding shares of the Fund.

Unaffiliated shareholder	64%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, these adjustments were to increase undistributed net investment income/(loss) by $32,936, decrease accumulated net realized gain/(loss) by $13,931 and decrease Paid-in-Capital by $19,005. These reclassifications, which have no impact on the NAV of the Fund, are primarily attributable to non-deductible expenses and net investment loss and gains.

21

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Continued)

April 30, 2012

For the fiscal year ended April 30, 2012, the tax character of distributions paid by the Fund was $175,256 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes. There were no distributions paid for the fiscal year ended April 30, 2011.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$(118,069)	$36,632	$—	$1,197,660

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$24,229,522

Gross unrealized appreciation	$1,362,980
Gross unrealized depreciation	(165,320)

Net unrealized appreciation	$1,197,660

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012. For the fiscal period ended April 30, 2012, the Fund had short-term capital loss deferrals of $13,028 and long-term loss deferrals of $95,629.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012.

22

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Notes to Financial Statements (Concluded)

April 30, 2012

As of April 30, 2012, the Fund had post-enactment capital loss carryforward of $118,069, all of which are short-term losses and have an unlimited period of capital loss carryforwards.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Boston Advisors Broad Allocation Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Boston Advisors Broad Allocation Strategy Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

24

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 56.28%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 56.28%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.28%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 526-8968 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

26

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 526-8968.

27

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 526-8968.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35

Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

28

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

29

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”)(investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

30

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

31

BOSTON ADVISORS BROAD ALLOCATION STRATEGY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

32

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Investment Adviser

Boston Advisors, LLC

One Liberty Square, 10th Floor

Boston, MA 02109

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

BOSTON ADVISORS

BROAD ALLOCATION

STRATEGY FUND

of

FundVantage Trust

Class A Shares

Institutional Class Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Boston Advisors Broad Allocation Strategy Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Boston Advisors Broad Allocation Strategy Fund.

COMPAK DYNAMIC ASSET ALLOCATION FUND

Annual Investment Adviser’s Report

April 30, 2012

Dear Shareholder,

INTRODUCTION

Compak Dynamic Asset Allocation Fund (the “Fund”) commenced investment operations on July 1, 2011. During the first ten months since the Fund launched, markets around the world have witnessed significant volatility and increased risk. From inception to April 30, 2012, the Fund had a total return of -2.58% before sales charge versus 7.67% for the Fund’s benchmark (a blended index comprised of 70% S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Bond Index (the “Benchmark”). 2011 was a very challenging year for most active managers. Global markets witnessed one crisis after another: the slow economic recovery, the US downgrade and the European Debt crises increased the risk in the marketplace. These fears were reinforced by a number of indicators (consumer sentiment, business outlook survey, the U.S. Federal Reserve’s decision to keep interest rates low till mid 2013) and increased risk of recession. In this context volatility in the markets for the second half of 2011was higher than the volatility experienced in 2009!

Since the Fund uses a dynamic allocation strategy, the portfolio management team focused on risk reduction strategies and increased the Fund’s cash position. On July 1, 2011 the S&P 500 Index was trading in 1330s. The index declined to 1,099 in October 2011, representing a 17.4% decline from July 1, 2011 (the Fund’s inception). During the same period, the Fund was down 11.7% relative to the S&P 500 Index. For most of 2011, the Fund underperformed relative to the S&P 500 Index because the Fund did not fully participate in market gains from the rally in September-October 2011 due to its large cash position. At that time the portfolio management team was concerned about the risk of catastrophic events in the European Union and maintained a conservative position. By the end of October, the markets stabilized and the equity exposure was increased but remained lower than the benchmark. With active intervention from the European Central Bank in December 2011 and declining volatility in the market, we also increased our equity exposure in January 2012.

Since late November 2011, we have seen a relatively stable situation in Europe. The European calm has been bought with an injection of $1.3 trillion by the European Central Bank in the form of Long Term Refinancing Operation (LTRO), sovereign bond buying by the European Central Bank and the expansion of the European Financial Stability Fund (EFSF). Investors also accepted a 53% hair-cut in Greek paper. We feel that Europe has bought time and it is imperative that they use this opportunity to fix the underlying fiscal, entitlement and labor market issues. The European Union countries will have to reduce deficits and debt, restructure labor markets and allow companies to hire and fire employees and reduce the entitlements (pensions). These are difficult decisions and the outcome is far from certain. The governments in Spain and Italy have recently announced a number of measures that are courageous and positive but more is needed and if bold actions in European Union continue, they could emerge stronger from these crises. The 1st quarter of 2012 witnessed solid gains in equity markets around the world. We feel there is a sense that the slow US recovery may finally be turning into a more sustainable moderate growth.

1

COMPAK DYNAMIC ASSET ALLOCATION FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

According to Goldman Sachs, in 2012 the US economy is expected to grow at 2.2%, Europe is forecasted to witness a recession and China and India will continue to grow at high rates. At Compak we have maintained a well invested position across a diversified base of asset classes and so far in 2012 results have been positive and the performance has tracked the benchmark.

CONCLUSION

While 2011 was a challenging year, for 2012, we feel that equities provide an attractive investment option. Taking a longer term perspective, we feel that US equities have the potential to be an attractive asset class for the next 5 to 10 years. Yet, in the short run tail risks have not disappeared and we’ll keep monitor all of our indicators to reduce the risk of the Fund in case of we feel the market conditions require it.

The portfolio management team will continue to implement an active strategy with the goal to provide attractive return and manage risk.

Moeez Ansari

CIO & Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2012 and reflect the views of the investment adviser at the time of this writing. These views may change and do not guarantee the future performance of the Fund or the markets.

The Fund’s portfolio holdings may change at any time and are subject to risk.

Visit www. Morningstar.com to see the Fund’s most recently published top 10 holdings list.

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COMPAK DYNAMIC ASSET ALLOCATION FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Compak Dynamic Asset Allocation Fund Class A Shares vs Blend of 70% S&P 500® / 30% Barclays Capital U.S. Aggregate Bond Indexes

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.75%. This results in a net initial investment of $9,525.

Total Returns for the Period Ended April 30, 2012 †
Since Inception*
Class A Shares (without sales charge)	-2.58%
Class A Shares (with sales charge)	-7.22%
70% S&P 500® Index/ 30% Barclays Capital U.S. Aggregate Bond Index	7.67%**

†	Not Annualized.

*	The Compak Dynamic Asset Allocation Fund (“the Fund”) commenced operations on June 30, 2011.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 4.75% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 426-6725.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated July 1, 2011, are 2.67% and 1.42%, respectively, for Class A Shares of the Fund’s average daily net assets. These rates may

3

COMPAK DYNAMIC ASSET ALLOCATION FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Compak Asset Management (the “Adviser”) has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in place until August 31, 2013, unless the Board of Trustees of FundVantage Trust approves its earlier termination.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns above.

The Fund intends to evaluate performance as compared to that of the unmanaged blended index of 70% S&P 500® Index and 30% Barclays Capital U.S. Aggregate Bond Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is an intermediate term, broad-based index comprised of most U.S. traded investment grade bonds. It is impossible to directly invest in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund may invest in broad range of asset-classes, including some that entail special risks, such as: small-cap stocks; real estate securities; high-yield debt; commodity-related securities; foreign and emerging-market securities; and currencies. Each of these asset-classes may be adversely affected by particular factors, including — but not limited to — illiquidity, volatility, default, interest rate changes, currency exchange-rate fluctuations, and local economic conditions. The Adviser seeks to reduce risk through a flexible approach to asset allocation, but there can be no guarantee that the Adviser’s strategy will be achieved. The Fund is new, with a limited operating history.

The Adviser may use short sales and derivatives (futures, options, swaps) to enhance return or hedge against market downturns, but these techniques involve their own special risks and could cause a loss to the Fund. A short sale is subject to potential unlimited loss since the price of a security theoretically could increase without limit. Derivatives are subject to potential illiquidity and counter-party default.

The Fund invests mainly in the shares of exchange-traded funds, hence Fund shareholders will bear the indirect expenses of these underlying funds. The Adviser may at times invest more than 25% of the Fund’s assets in one underlying fund or asset-class; consequently the Fund could suffer a loss by being overly concentrated in an underperforming underlying fund or asset-class. Fund performance also could be adversely affected by transaction costs from high portfolio turnover since the Adviser may engage in active trading.

4

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 30, 2011 through April 30, 2012, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Compak Dynamic Asset Allocation Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,067.10	$15.98
Hypothetical (5% return before expenses)	1,000.00	1,009.40	15.54

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 3.11% for Class A Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six month total return for the Fund of 6.71% for Class A Shares. The annualized expense ratio does not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would be higher. The range of weighted expense ratios of the underlying funds held by the Fund, as stated in their current prospectuses were 0.00% to 0.07%.

6

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE/SECTOR CLASSIFICATION:
Common Stocks
Communications	5.0%	$702,355
Energy	4.3	598,759
Consumer, Non-cyclical	4.0	569,416
Industrial.	3.9	545,046
Consumer, Cyclical	3.0	424,732
Basic Materials	2.2	308,138
Technology	2.2	303,570
Utilities	0.6	82,050
Exchange Traded Funds	55.7	7,821,101
Mutual Funds	18.4	2,578,933
Other Assets in Excess of Liabilities	0.7	100,033

NET ASSETS	100.0%	$14,034,133

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 25.2%
Basic Materials — 2.2%
Huntsman Corp.	10,750	$152,220
MeadWestvaco Corp.	4,900	155,918

		308,138

Communications — 5.0%
Cisco Systems, Inc.	6,830	137,624
Comcast Corp., Class A	5,070	153,773
DISH Network Corp., Class A	3,875	123,884
EchoStar Corp., Class A*	4,600	133,630
Verizon Communications, Inc.	3,800	153,444

		702,355

Consumer, Cyclical — 3.0%
CVS Caremark Corp.	3,450	153,939
Dana Holding Corp.	8,650	126,463
Wal-Mart Stores, Inc.	2,450	144,330

		424,732

Consumer, Non-cyclical — 4.0%
Alliance Data Systems Corp.*	1,100	141,339
Pfizer, Inc.	6,450	147,898
UnitedHealth Group, Inc.	2,550	143,183
WellPoint, Inc.	2,020	136,996

		569,416

Energy — 4.3%
Chevron Corp.	1,370	145,987
ConocoPhillips	2,050	146,841
CVR Energy, Inc.	5,100	154,836
Exxon Mobil Corp.	1,750	151,095

		598,759

Industrial — 3.9%
Cummins, Inc.	1,150	133,204

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Eaton Corp.	2,950	$142,131
KBR, Inc.	4,100	138,826
United Parcel Service, Inc., Class B	1,675	130,885

		545,046

Technology — 2.2%
Microsoft Corp.	4,490	143,770
NCR Corp.*	6,800	159,800

		303,570

Utilities — 0.6%
PPL Corp.	3,000	82,050

TOTAL COMMON STOCKS (Cost $3,162,544)		3,534,066

EXCHANGE TRADED FUNDS — 55.7%
Commodity — 3.1%
SPDR Gold Shares*	2,700	437,076

Equity — 45.0% iShares MSCI ACWI Index Fund	8,000	373,280
iShares MSCI EAFE Index Fund	4,700	252,625
iShares MSCI Emerging Market Index Fund	7,100	299,620
iShares MSCI EMU Index Fund	3,200	95,296
iShares Russell 2000 Index Fund	5,500	447,865
iShares S&P 500 Index Fund	3,900	547,092
iShares S&P Midcap 400 Index Fund	3,800	375,668
Market Vectors Russia ETF	8,600	257,570
SPDR S&P 500 ETF Trust	18,750	2,620,688

The accompanying notes are an integral part of the financial statements.

8

COMPAK DYNAMIC ASSET ALLOCATION FUND

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
EXCHANGE TRADED FUNDS — (Continued)
Equity — (Continued)
Technology Select Sector SPDR Fund	18,500	$551,300
Utilities Select Sector SPDR Fund	14,000	499,240

		6,320,244

Fixed Income — 7.6%
iShares Barclays Aggregate Bond Fund	7,100	785,189
iShares iBoxx $ High Yield Corporate Bond Fund	1,050	95,760
iShares JPMorgan USD Emerging Markets Bond Fund	1,600	182,832

		1,063,781

TOTAL EXCHANGE TRADED FUNDS (Cost $7,244,997)		7,821,101

MUTUAL FUNDS — 18.4%
Fixed Income — 18.4%
DoubleLine Total Return Bond Fund, Class I	48,227	540,143
Fidelity Advisor Emerging Markets Income Fund	5,192	74,143
Goldman Sachs Emerging Markets Debt Fund	9,900	129,789
Goldman Sachs High Yield Fund	32,000	228,800

	Number of Shares	Value
MUTUAL FUNDS — (Continued)
Fixed Income — (Continued)
Goldman Sachs Local Emerging Markets Debt Fund	12,600	$118,818
PIMCO Total Return Fund, Administrative Shares	132,553	1,487,240

		2,578,933

TOTAL MUTUAL FUNDS (Cost $2,550,778)		2,578,933

TOTAL INVESTMENTS - 99.3% (Cost $12,958,319)		13,934,100
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%		100,033

NET ASSETS - 100.0%		$14,034,133

*	Non-income producing.

ACWI	Adjusted Market Capitalization Weighted Index
EAFE	Europe, Australasia and Far East
EMU	European Monetary Union
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

9

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $12,958,319)	$13,934,100
Cash	164,094
Receivable for capital shares sold	5,500
Dividends and interest receivable	10,789
Prepaid expenses and other assets	15,310

Total assets	14,129,793

Liabilities
Payable for capital shares redeemed	38,048
Payable for audit fees	17,498
Payable for transfer agent fees	14,966
Payable for administration and accounting fees	7,520
Payable for printing fees	6,418
Payable to custodian	3,391
Accrued expenses	7,819

Total liabilities	95,660

Net Assets	$14,034,133

Net Assets Consisted of:
Capital stock, $0.01 par value	$14,470
Paid-in capital	14,876,846
Accumulated net investment loss	(41,651)
Accumulated net realized loss from investments	(1,791,313)
Net unrealized appreciation on investments	975,781

Net Assets	$14,034,133

Class A:
Shares outstanding	1,447,040

Net asset value, offering and redemption price per share ($14,034,133 / 1,447,040)	$9.70

Maximum offering price per share (100/95.25 of $9.70)	$10.18

The accompanying notes are an integral part of the financial statements.

10

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Operations

For the Period Ended April 30, 2012*

Investment Income
Dividends	$282,358
Interest	1,336

Total investment income	283,694

Expenses
Advisory fees (Note 2)	160,557
Transfer agent fees (Note 2)	65,676
Administration and accounting fees (Note 2)	63,740
Legal fees	53,945
Printing and shareholder reporting fees	34,783
Distribution fees (Class A) (Note 2)	32,111
Registration and filing fees	23,899
Custodian transaction and out of pocket fees (Note 2)	21,749
Audit fees	17,498
Trustees and officers’ fees	13,321
Other expenses	7,663

Total expenses before waivers and reimbursements	494,942

Less: waivers and reimbursements (Note 2)	(191,316)

Net expenses after waivers and reimbursements	303,626

Net investment loss	(19,932)

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(1,793,500)
Capital gain distributions from non-affiliated fund investments	4,004
Net change in unrealized appreciation on investments	975,781

Net realized and unrealized loss on investments	(813,715)

Net decrease in net assets resulting from operations	$(833,647)

*	The Fund commenced operations on June 30, 2011.

The accompanying notes are an integral part of the financial statements.

11

COMPAK DYNAMIC ASSET ALLOCATION FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2012*
Increase/(decrease) in net assets from operations:
Net investment loss.	$(19,932)
Net realized loss from investments	(1,789,496)
Net change in unrealized appreciation from investments	975,781

Net decrease in net assets resulting from operations	(833,647)

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(70,130)

Total net investment income	(70,130)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	14,937,910

Total increase in net assets	14,034,133

Net assets
Beginning of period	—

End of period	$14,034,133

Accumulated net investment loss, end of period	$(41,651)

*	The Fund commenced operations on June 30, 2011.

The accompanying notes are an integral part of the financial statements.

12

COMPAK DYNAMIC ASSET ALLOCATION FUND

Financial Highlights

Contained below is per share operating performance data for each Class A share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period June 30, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.01)
Net realized and unrealized gain/(loss) on investments(1)	(0.26)

Net increase/(decrease) in net assets resulting from operations	(0.27)

Dividends and distributions to shareholders from:
Net investment income	(0.04)

Redemption fees	0.01

Net asset value, end of period	$9.70

Total investment return(2)	(2.58)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$14,034
Ratio of expenses to average net assets(3)	2.36	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)(5)	3.85	%(4)
Ratio of net investment income to average net assets(3)	(0.12	)%(4)
Portfolio turnover rate	194.35	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Compak Dynamic Asset Allocation Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on June 30, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class D and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. As of April 30, 2012, Class C, Class D and Class I Shares have not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

14

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2012

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$13,934,100	$13,934,100	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the period ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

15

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2012

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Compak Asset Management (“CAM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. For the period ended April 30, 2012, the amount of fees accrued and waived was $160,557.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

16

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2012

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2012, BNY Mellon accrued administration and accounting fees totaling $63,740 and waived fees totaling $17,010.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2012, BNY Mellon accrued transfer agent fees totaling $65,676 and waived fees totaling $9,999.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended April 30, 2012, the Custodian accrued custodian fees totaling $21,749 and waived fees totaling $3,750.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the period ended April 30, 2012, the Underwriter received $1,542 in underwriting commissions and $26,276 in sales commission for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the period ended April 30, 2012 was $3,095. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

17

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2012

3. Investment in Securities

From commencement of operations on June 30, 2011 to April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$41,807,680	$27,055,861

4. Capital Share Transactions

For the period June 30, 2011 (commencement of operations) to April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Period Ended April 30, 2012
	Shares	Amount
Class A Shares
Sales	2,179,542	$21,679,660
Reinvestments	7,383	66,448
Redemption Fees*	—	9,256
Redemptions	(739,885)	(6,817,454)

Net increase	1,447,040	$14,937,910

*    There is 2.00% redemption fee that may be charged on shares redeemed which have been held 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the period ended April 30, 2012, these adjustments were to increase undistributed net investment income/(loss) by $48,411 and decrease accumulated net realized gains/(loss) and paid-in capital by $1,817 and $46,594,

18

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Continued)

April 30, 2012

respectively, primarily attributable to disallowed expenses and redesignation of distributions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the period ended April 30, 2012, the tax character of distributions paid by the Fund was $70,130 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$(1,028,466)	$—	$—	$454,890

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$13,479,210

Gross unrealized appreciation	$1,017,776
Gross unrealized depreciation	(562,886)

Net unrealized appreciation	$454,890

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012. For the fiscal year ended April 30, 2012, the Fund had late year ordinary loss deferrals of $13,877, short-term capital loss deferrals of $239,238 and long-term capital loss deferrals of $2,159.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather

19

COMPAK DYNAMIC ASSET ALLOCATION FUND

Notes to Financial Statements (Concluded)

April 30, 2012

than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012.

As of April 30, 2012, the Fund had post-enactment capital loss carryforwards of $1,028,466, all of which are short-term losses and have an unlimited period of capital loss carryforward.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

COMPAK DYNAMIC ASSET ALLOCATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Compak Dynamic Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Compak Dynamic Asset Allocation Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2011 (commencement of operations) through April 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

21

COMPAK DYNAMIC ASSET ALLOCATION FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $70,130 ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 79.58%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 86.63%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

22

COMPAK DYNAMIC ASSET ALLOCATION FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 426-6725 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

23

COMPAK DYNAMIC ASSET ALLOCATION FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 426-6725.

24

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 426-6725.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

25

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

26

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

27

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

28

COMPAK DYNAMIC ASSET ALLOCATION FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

29

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Investment Adviser

Compak Asset Management

1801 Dove Street

Newport Beach, CA 92660

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

COMPAK DYNAMIC

ASSET ALLOCATION

FUND

of

FundVantage Trust

Class A Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Compak Dynamic Asset Allocation Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Compak Dynamic Asset Allocation Fund.

CORVERUS STRATEGIC EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Fellow Shareholder,

The Board of Trustees of FundVantage Trust has approved a plan to liquidate and terminate the Corverus Strategic Equity Fund (the “Fund”). The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about July 20, 2012. The Fund will continue to be offered through intermediaries that currently have relationships with the Fund, until final liquidation. Except as stated in the immediately preceding sentence, the Fund is no longer offered to current shareholders who hold accounts directly with the Fund and is closed to new investors. Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of Fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

As the liquidation of the Fund approaches, the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s performance. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing expense limitations are expected to be maintained. Also, as the Fund’s liquidation approaches, the Fund will cease to pursue its investment objective. The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

Investment Review and Portfolio Strategy

The S&P 500 posed a 4.8% return during the 2012 fiscal year as the markets’ often volatile recovery and rebound from the 2007-2008 recession continued. The Fund underperformed in this difficult period, finishing the fiscal year up 1.9%.

Macroeconomic drivers have become the predominant risk factor in financial markets. The past year has presented multiple geopolitical and economic headwinds, including Japanese earthquakes that caused disruptions in the automotive & technology supply chains; unrest in the Middle East that led to unanticipated spikes in oil prices; the Euro zone sovereign debt crisis that impaired global financials; and mixed monetary policies around the globe, as developed economies sought to spur growth and emerging economies attempted to stave off inflation. Domestically, we faced political gridlock that nearly resulted in the shutdown of the U.S. Federal Government and led to the Standard and Poor’s downgrade of U.S. sovereign debt.

1

CORVERUS STRATEGIC EQUITY FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

Similarly, European leaders faced multiple political obstacles in attempting to resolve European debt issues, intensifying populist sentiment and weakening confidence. The continued uncertainty regarding global banking regulations and capital requirements coupled with record high correlations amongst stocks, added to the challenges of navigating the markets. Against this uncertain and often volatile backdrop, our strategy underperformed. The bulk of our underperformance occurred in the second and third fiscal quarters before rebounding in the most recent quarter.

In the first fiscal quarter (ending 07/31/11), the portfolio was negatively impacted by weakness in global growth and the concurrent slide in oil prices, which pressured the more cyclical sectors in the portfolio, particularly Industrials and Energy. Financials were also a drag on performance as a weak market and slower growth prospects impacted our capital markets stocks. The second and third quarters proved more difficult as the market fell dramatically early in the period, faced with a downgrade of U.S. debt and political gridlock, only to rise rapidly (+10% in October alone) as solid company fundamentals, improving economic data and hints of fiscal progress improved investor confidence. Stock-specific issues in Health Care, Information Technology, and Energy sectors were the primary drag on performance in this period. The Fund finished the fiscal year with strong performance in the fourth quarter when the S&P 500 returned over 7%, led by strength in Consumer, Financials and Information Technology. The outperformance in the portfolio was broad based due to positive stock selection in 7 out of the 10 sectors including Consumer Discretionary, Financials, Industrials and Information Technology.

Investment Climate and Outlook

Although monetary policy remains supportive globally, fiscal austerity in Europe and the potential for fiscal drag in the U.S. weighs on the outlook for growth. The potential for a ‘Fiscal Cliff’ in the first quarter of 2013 may weigh on market sentiment in the next two quarters as the election campaign rhetoric intensifies. The potential drag from the expiration of the Bush era tax cuts and other automatic tax and spending cuts is very large, estimated at over $450bn. While we are hesitant to attempt to handicap the policy actions of a divided government in an election year, we remain guardedly hopeful that policymakers will, in the end, act to reduce the short run impacts of the expiration of the tax cuts while setting the stage for long term revenue and entitlement reform. In the absence of a constructive fiscal solution, we could likely expect additional monetary actions from the Fed as Ben Bernanke, the chairman of the Federal Reserve, appears unwilling to allow fiscal policy wrangling to throw the U.S. back into recession.

We continue to focus on stocks with improving fundamentals, positive earnings momentum, and reasonable valuations. As stocks discount a more optimistic outlook and estimate revisions remain weak, we continue to believe companies with strong secular (rather than cyclical) growth opportunities are those most likely to weather the ongoing economic uncertainty. Although dividend yield factor performance weakened during the pro-cyclical market at the beginning of the year, we continue to favor companies with growing capital return and higher cash flow return on capital. The potential for a return of higher

2

CORVERUS STRATEGIC EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

volatility and the uncertain outlook for the global economy is all the more reason to maintain a well-diversified portfolio with an increased focus on stocks with strong current fundamentals and improving outlooks.

Isaac Green, CFA

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and they do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

3

CORVERUS STRATEGIC EQUITY FUND

Annual Report

Fund Performance

April 30, 2012

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Corverus Strategic Equity Fund

vs. Russell 1000® and S&P 500® Indexes

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	3 Years	Since Inception*
Class I Shares	1.91%	15.79%	1.63%
S&P 500® Index	4.76%	19.46%	3.30%**
Russell 1000® Index	4.11%	19.88%	3.37%**

*	The Corverus Strategic Equity Fund (the “Fund”) commenced operations on June 19, 2008.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 739-1390. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratio for Class I Shares, as stated in the current prospectus, dated September 1, 2011, is 6.22% and 1.00%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Piedmont Investment Advisors, LLC (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense

4

CORVERUS STRATEGIC EQUITY FUND

Annual Report

Fund Performance (Concluded)

April 30, 2012

(Unaudited)

Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees of the Trust approves its earlier termination.

A 2.00% redemption fee applies to shares redeemed within 180 days of purchase. A reduced redemption fee of 1.00%, calculated as a percentage of the amount redeemed (using standard rounding criteria), applies to shares redeemed within 360 days of purchase but after 181 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 1000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

5

CORVERUS STRATEGIC EQUITY FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

CORVERUS STRATEGIC EQUITY FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Corverus Strategic Equity Fund — Class I Shares
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Actual	$1,000.00	$1,135.40	$5.31
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 1.00% for Class I Shares for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) then divided by 366 days to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total return for the Fund of 13.54% for Class I Shares.

7

CORVERUS STRATEGIC EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology	18.0%	$1,100,083
Financials	15.1	921,162
Health Care	12.8	784,946
Energy	11.1	677,430
Industrials	10.7	655,568
Consumer Staples	10.6	649,157
Consumer Discretionary	9.7	595,539
Materials	4.0	241,435
Telecommunication Services	3.3	199,881
Utilities	2.6	157,300
Other Assets In Excess of Liabilities	2.1	129,059

NET ASSETS	100.0%	$6,111,560

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

CORVERUS STRATEGIC EQUITY FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 97.9%
Consumer Discretionary — 9.7%
CBS Corp., Class B	4,980	$166,083
Foot Locker, Inc.	3,790	115,936
Macy’s, Inc.	4,270	175,155
VF Corp.	910	138,365

		595,539

Consumer Staples — 10.6%
CVS Caremark Corp.	4,200	187,404
Dr Pepper Snapple Group, Inc.	3,450	140,001
Kraft Foods, Inc., Class A	4,680	186,592
Philip Morris International, Inc.	1,510	135,160

		649,157

Energy — 11.1%
Exxon Mobil Corp.	3,290	284,059
Hess Corp.	1,720	89,681
Marathon Oil Corp.	4,650	136,431
Marathon Petroleum Corp.	2,290	95,287
National Oilwell Varco, Inc.	950	71,972

		677,430

Financials — 15.1%
American Express Co.	1,580	95,132
Discover Financial Services	4,200	142,380
JPMorgan Chase & Co.	5,440	233,811
MetLife, Inc.	3,442	124,015
Public Storage REIT	680	97,417
US Bancorp	7,100	228,407

		921,162

Health Care — 12.8%
Aetna, Inc.	2,480	109,219
Alexion Pharmaceuticals, Inc.*	1,060	95,739
Amgen, Inc.	2,760	196,264

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care — (Continued)
Pfizer, Inc.	9,070	$207,975
UnitedHealth Group, Inc.	3,130	175,749

		784,946

Industrials — 10.7%
Boeing Co. (The)	1,890	145,152
Cummins, Inc.	750	86,873
Deere & Co.	1,510	124,364
General Electric Co.	10,470	205,003
Towers Watson & Co., Class A	1,440	94,176

		655,568

Information Technology — 18.0%
Apple, Inc.*	460	268,750
Cisco Systems, Inc.	8,590	173,088
EMC Corp.*	2,100	59,241
Intel Corp.	5,480	155,632
Microsoft Corp.	8,010	256,480
QUALCOMM, Inc.	1,720	109,805
VMware, Inc., Class A*	690	77,087

		1,100,083

Materials — 4.0%
CF Industries Holdings, Inc.	370	71,432
E.I. du Pont de Nemours & Co.	3,180	170,003

		241,435

Telecommunication Services — 3.3%
Verizon Communications, Inc.	4,950	199,881

Utilities — 2.6%
DTE Energy Co.	2,790	157,300

TOTAL COMMON STOCKS (Cost $5,100,423)		5,982,501

The accompanying notes are an integral part of the financial statements.

9

CORVERUS STRATEGIC EQUITY FUND

Portfolio of Investments (Concluded)

April 30, 2012

Value
TOTAL INVESTMENTS - 97.9% (Cost $5,100,423)	$5,982,501
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.1%	129,059

NET ASSETS - 100.0%	$6,111,560

*	Non-income producing.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

10

CORVERUS STRATEGIC EQUITY FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $5,100,423)	$5,982,501
Cash	163,128
Receivable for investments sold	30,976
Dividends and interest receivable	3,717
Receivable from Investment Adviser	40,074
Prepaid expenses and other assets	3,662

Total assets	6,224,058

Liabilities
Payable for investments purchased	48,035
Payable for audit fees	25,565
Payable for capital shares redeemed	11,518
Payable for transfer agent fees	7,436
Payable for administration and accounting fees	6,737
Payable for printing fees	6,660
Payable to custodian	3,549
Accrued expenses	2,998

Total liabilities	112,498

Net Assets	$6,111,560

Net Assets Consisted of:
Capital stock, $0.01 par value	$6,482
Paid-in capital	5,196,388
Accumulated net investment income	45,036
Accumulated net realized loss from investments	(18,424)
Net unrealized appreciation on investments	882,078

Net Assets	$6,111,560

Class I:
Shares outstanding	648,168

Net asset value, offering and redemption price per share	$9.43

The accompanying notes are an integral part of the financial statements.

11

CORVERUS STRATEGIC EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$93,413
Interest	71

Total investment income	93,484

Expenses
Advisory fees (Note 2)	31,627
Administration and accounting fees (Note 2)	67,836
Legal fees	54,585
Printing and shareholder reporting fees	42,008
Transfer agent fees (Note 2)	40,652
Audit fees	25,470
Custodian fees (Note 2)	18,239
Trustees’ and officers’ fees	15,190
Registration and filing fees	3,263
Other expenses	9,687

Total expenses before waivers and reimbursements	308,557

Less: waivers and reimbursements (Note 2)	(259,900)

Net expenses after waivers and reimbursements	48,657

Net investment income	44,827

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments(1)	49,107
Net change in unrealized appreciation on investments	80,949

Net realized and unrealized gain on investments	130,056

Net increase in net assets resulting from operations	$174,883

(1)

On April 9, 2012, the Fund transferred securities with a cost and market value of $159,379 and $158,279, respectively, to satisfy a redemption-in-kind. The net realized loss of $1,100 is included herein.

The accompanying notes are an integral part of the financial statements.

12

CORVERUS STRATEGIC EQUITY FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Increase in net assets from operations:
Net investment income	$44,827	$21,229
Net realized gain from investments	49,107	235,226
Net change in unrealized appreciation from investments	80,949	293,757

Net increase in net assets resulting from operations:	174,883	550,212

Less Dividends and Distributions to Shareholders:
Net investment income	—	(24,292)
Net realized capital gains	(192,606)	(262,577)

Net decrease in net assets from dividends and distributions to shareholders	(192,606)	(286,869)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,014,867	1,091,222

Total increase in net assets	997,144	1,354,565

Net assets
Beginning of year	5,114,416	3,759,851

End of year	$6,111,560	$5,114,416

Accumulated net investment income, end of year	$45,036	$—

The accompanying notes are an integral part of the financial statements.

13

CORVERUS STRATEGIC EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period June 19, 2008* to April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$9.67		$9.23	$6.83	$10.00
Net investment income(1)	0.08		0.05	0.06	0.08
Net realized and unrealized gain/(loss) on investments(1)	0.04		1.00	2.40	(3.22)

Net increase/(decrease) in net assets resulting from operations	0.12		1.05	2.46	(3.14)
Dividends and distributions to shareholders from:
Net investment income	—		(0.05)	(0.06)	(0.03)
Net realized gains	(0.36)		(0.56)	—	—

Total dividends and distributions to shareholders	(0.36)		(0.61)	(0.06)	(0.03)

Net asset value, end of period	$9.43		$9.67	$9.23	$6.83

Total investment return(2)	1.91%		11.88%	36.15%	(31.44)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$6,112		$5,114	$3,760	$1,759
Ratio of expenses to average net assets	1.00%		1.00%	1.00%	1.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	6.34%		6.22%	9.84%	31.79	%(3)
Ratio of net investment income to average net assets	0.92%		0.51%	0.68%	1.47	%(3)
Portfolio turnover rate	118.05	%(5)	111.98%	134.95%	133.18	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Corverus Strategic Equity Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on June 19, 2008. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A and Class I Shares. As of April 30, 2012, Class A Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund’s equity securities listed on any national or foreign exchange market system, other than the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) will be valued at the last sale price. Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

15

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2012

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$5,982,501	$5,982,501	$—	$—

* Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENTTRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on

16

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2012

investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Piedmont Investment Advisors, LLC (“Piedmont” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense

17

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2012

Limitation. At April 30, 2012, the total amount subject to recovery was $700,560. No recovery is expected due to the pending liquidation and termination of the Fund (Note 7).

For the year ended April 30, 2012, investment advisory fees accrued and waived were $31,627 and fees reimbursed by the Adviser were $228,273.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $3,901. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

18

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2012

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$6,631,878	$5,694,921

On April 9, 2012, the Fund had a redemption-in-kind, which was comprised, in part, of securities in the amount of $158,279. This amount is excluded from the aggregate sales above.

4. Capital Share Transactions

For the year ended April 30, 2012 and the year ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012			For the Year Ended April 30, 2011
	Shares	Amount		Shares	Amount
Sales	343,916	$3,056,823		305,446	$2,755,676
Reinvestments	24,016	192,606		31,768	286,869
Redemptions*	(248,471)	(2,234,562	)(1)	(215,813)	(1,951,323)

Net increase	119,461	$1,014,867		121,401	$1,091,222

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 180 days of their acquisition and a 1.00% redemption fee that may be charged on shares redeemed between 181 and 360 days following their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. For the year ended April 30, 2012, there were no redemption fees.

(1)

On April 9, 2012, the Fund transferred securities and cash in the amounts of $158,279 and $6,605, respectively, to satisfy a redemption-in-kind. The realized loss is included in the net realized gain from investments on the Statement of Operations.

As of April 30, 2012, the Fund had the following shareholder that held 10% or more of the outstanding shares of the Fund.

Unaffiliated shareholder	96%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to

19

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2012

be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, these adjustments were to increase accumulated net investment income by $209, decrease accumulated net realized loss by $900 and decrease paid-in-capital by $1,109 due to the redesignation of dividends paid and investments in partnerships. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal years ended April 30, 2012 and April 30, 2011, the tax character of distributions paid by the Fund was $152,809 and $147,444, respectively, of ordinary income dividends, and $39,797 and $139,425, respectively, of long-term capital gain dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long- Term Gain	Unrealized Appreciation
$—	$45,036	$19,168	$844,486

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$5,138,015

Gross unrealized appreciation	$928,869
Gross unrealized depreciation	(84,383)

Net unrealized appreciation	$844,486

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized

20

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2012

prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012. As of April 30, 2012, the Fund did not have any capital loss carry forwards.

6. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about July 20, 2012.

The Fund will continue to be offered through intermediaries that currently have relationships with the Fund, until final liquidation. Except as stated in the immediately preceding sentence, the Fund is no longer offered to current shareholders who hold accounts directly with the Fund and is closed to new investors.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically

21

CORVERUS STRATEGIC EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2012

will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of Fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

As the liquidation of the Fund approaches, the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s performance. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing expense limitations are expected to be maintained. Also, as the Fund’s liquidation approaches, the Fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

22

CORVERUS STRATEGIC EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Corverus Strategic Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Corverus Strategic Equity Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As noted in Note 7 to the financial statements, the Board of Trustees has approved a plan to liquidate and terminate the Fund on or about July 20, 2012.

PricewaterhouseCoopers LLP

June 22, 2012

23

CORVERUS STRATEGIC EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $152,809 of ordinary income dividends and $39,797 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 33.52%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 33.33%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

24

CORVERUS STRATEGIC EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 739-1390 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

25

CORVERUS STRATEGIC EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 739-1390.

26

CORVERUS STRATEGIC EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 739-1390.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
		INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

27

CORVERUS STRATEGIC EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1 Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

28

CORVERUS STRATEGIC EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

29

CORVERUS STRATEGIC EQUITY FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

30

CORVERUS STRATEGIC EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

31

Investment Adviser

Piedmont Investment Advisors, LLC

300 W. Morgan Street

Suite 1200

Durham, NC 27701

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of FundVantage Trust

Class I Shares

ANNUAL

REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Corverus Strategic Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Corverus Strategic Equity Fund.

CUTWATER INVESTMENT GRADE BOND FUND

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Cutwater Investment Grade Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Cutwater Investment Grade Bond Fund.

CUTWATER INVESTMENT GRADE BOND FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Shareholder,

During the recent calendar quarter, risk assets enjoyed healthy returns as optimism for U.S. growth prospects permeated most sectors of the fixed income market. Investment grade and high yield corporate credit outperformed U.S. Treasury securities by 3.69 percent and 5.91 percent respectively.1 Corporate fundamentals remained solid and, due to historically low interest rates, companies have been refinancing short-term liabilities at a record pace. Asset-backed, commercial mortgage-backed, municipal and agency securities also enjoyed robust returns versus Treasuries. In addition, the S&P 500 Index returned 12.5 percent. Since the end of the quarter, however, market concerns over the European sovereign debt crisis have resurfaced. This has led to increased market fear and volatility, a trend that we have seen over the last two years, and risk assets have once again sold off. Equities have retraced two-thirds of their gains and spreads have widened close to the levels witnessed at the beginning of the year. We believe uncertainty and volatility will continue to remain high until there is some clarity over the sovereign debt issues in Europe. Beyond Europe there are lingering questions about the strength and sustainability of the U.S. economic recovery and uncertainty over future fiscal policy which will likely be an area of focus for the markets in the second half of 2012. U.S. Treasuries have exhibited significant volatility, consistent with a market that is very headline dependent. The 10-year Treasury bond has ranged in yields from as low as 1.45 percent to as high as 2.38 percent since the beginning of the year. Yields of U.S. Treasuries, a safe haven asset class, continue to persist near all-time lows as the market grapples with uncertainty and investors exhibit risk aversion.

Performance

The Fund generated a solid net return of 6.59 percent for the year ending April 30, 2012 despite the substantial volatility that the market experienced. The Fund’s performance for the period was driven by an overweight to corporate credit (particularly the financial sector), allocations to high yield and commercial mortgage-backed securities, and an underweight to U.S. Treasuries which was a drag to performance relative to the benchmark.

Outlook

In the intermediate term, we expect interest rates to be higher with positive real yields in the 2 percent to 3 percent range, and corporate bond spreads to compress from current levels. This view is predicated on an eventual solution to the European sovereign debt crisis and clarity over key U.S. fiscal policies such as taxes. Our view is also supported by the existence of strong underlying corporate fundamentals and a continued low, but positive, U.S. GDP growth outlook. With this longer term view in mind, the Fund is positioned with investments in the spread sectors where we see good relative value. The Fund’s Treasury allocation is also currently above historical levels to dampen the impact from market volatility. Consistent with our investment discipline, we continue to emphasize diversity and risk management to generate a competitive total return.

Cutwater Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

[1]	Barclays

CUTWATER INVESTMENT GRADE BOND FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Cutwater Investment Grade Bond Fund Institutional Class Shares vs Barclays Aggregate Bond Index

Average Annual Total Returns For the Year Ended April 30, 2012
	1 Year	Since Inception*
Institutional Class	6.59%	5.54%
Barclays Aggregate Bond Index	7.54%	5.71%**

*	The Cutwater Investment Grade Bond Fund (the “Fund”) commenced operations on December 2, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 678-6242.

The Fund’s total annual gross and net operating expense ratio for Institutional Class shares of the Fund, as stated in the current prospectus dated September 1, 2011, is 0.92% and 0.85%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Cutwater Asset Management (the “Adviser”) has contractually agreed to reduce its investment advisory fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until: (i) August 31, 2012; (ii) upon the termination of the Adviser as investment adviser to the Fund; or (iii) unless the Board of Trustees of the Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Aggregate Bond Index. Barclays Aggregate Bond Index is an unmanaged intermediate-term index and should not be considered indicative of any Cutwater Investment Grade Bond Fund investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money.

1

CUTWATER INVESTMENT GRADE BOND FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Cutwater Investment Grade Bond Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Institutional Class
Actual	$1,000.00	$1,042.40	$4.32
Hypothetical (5% return before expenses)	1,000.00	1,020.64	4.27

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 0.85% for the Institutional Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six month total returns for the Fund of 4.24%.

2

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	45.4%	32,884,262
Residential Mortgage-Backed Securities	21.6	15,659,779
U.S. Treasury Obligations	12.4	8,996,621
Asset Backed Securities	9.5	6,904,732
Commercial Mortgage-Backed Securities	6.2	4,455,664
Registered Investment Company	2.7	1,973,426
Municipal Bonds	2.4	1,747,645
Liabilities in Excess of Other Assets	(0.2)	(111,496)

NET ASSETS	100.0%	$72,510,633

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

3

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments

April 30, 2012

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — 45.4%
Agriculture — 0.5%
Altria Group, Inc., Co. Gty., 4.75%, 05/05/21	Baa1/BBB	$340	$374,380

Automotive — 1.8%
Chrysler Group LLC/CG Co. Issuer, Inc., Sec. Notes, 8.25%, 06/15/21 (b)	B2/B	500	517,500
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.70%, 10/01/14	Ba1/BB+	500	572,450
Hertz Corp., Sr. Unsec. Notes, 6.90%, 08/15/14	B3/N/A	200	202,020

			1,291,970

Biotechnology — 0.5%
Amgen, Inc., 5.15%, 11/15/41 (b)	Baa1/A+	350	364,751

Chemicals — 0.4%
Chevron Phillips Chemical Co. LLC/LP, Sr. Unsec. Notes, 8.25%, 06/15/19 144A	Baa1/BBB	200	268,120

Consumer Products — 0.5%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec. Notes, 7.75%, 10/15/16 144A(b)(c)	Ba3/BB-	365	385,988

Diversified Financial Services — 12.2%
American Express Co., Sub. Notes, 6.80%, 09/01/66 (b)(d)	Baa2/BBB-	300	306,450
Bank of America Corp., Sr. Unsec. Notes, 3.875%, 03/22/17	Baa1/A-	340	339,150
Bank of America Corp., Sr. Unsec. Notes, 5.65%, 05/01/18	Baa1/A-	410	433,627
Bank of America Corp., Sr. Unsec. Notes, 5.70%, 01/24/22	Baa1/A-	500	524,885
Barclays Bank PLC, 2.50%, 09/21/15 144A	Aaa/AAA	350	358,955
BioMed Realty LP, Co. Gty., REIT, 6.125%, 04/15/20	Baa3/BBB-	347	392,871
Citigroup, Inc., Sr. Unsec. Notes, 4.45%, 01/10/17	N/A/A-	1,245	1,300,531
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/A-	285	371,325
Federal Realty Investment Trust, Sr. Unsec. Notes, REIT, 5.95%, 08/15/14	Baa1/BBB+	290	314,131
General Electric Capital Corp., Sr. Unsec. Notes, 5.625%, 05/01/18	A1/AA+	200	231,805
General Electric Capital Corp., Sub. Notes, 5.30%, 02/11/21	A2/AA	400	440,460
Goodman Funding Property, Ltd., Sr. Unsec. Notes, REIT, 6.375%, 04/15/21 144A	Baa2/BBB	250	259,652
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 4.61%, 06/27/13 144A(d)(e)	A3/BBB+	250	234,327
HSBC Capital Funding LP/Jersey Channel Islands, Ltd. Gtd., 10.176%, 06/30/30 144A(d)(e)	A3/BBB+	500	650,000
ING Bank NV, Sub. Notes, 1.184%, 09/26/16(b)(d)	A1/N/A	600	542,100
JPMorgan Chase & Co., Sr. Unsec. Notes, 3.15%, 07/05/16	Aa3/A	340	352,376
JPMorgan Chase Capital XV, Ltd. Gtd., 5.875%, 03/15/35	A2/BBB	750	760,922
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40 144A	Baa1/BBB	325	322,483
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 06/04/12 (d)(e)	Baa3/BBB+	500	463,750
WEA Finance LLC/WT Finance Australia Property, Ltd., Co. Gty., REIT, 7.50%, 06/02/14 144A	A2/A-	200	220,523

			8,820,323

Energy — 5.4%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/20/21 (b)	Ba3/N/A	120	121,800
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.00%, 10/01/12	Baa3/BBB-	400	405,843
Arch Coal, Inc., Co. Gty., 7.25%, 10/01/20 (b)	B2/B+	160	143,200
Arch Coal, Inc., Co. Gty., 7.25%, 06/15/21 144A(b)	B2/B+	165	147,263

The accompanying notes are an integral part of the financial statements.

4

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2012

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Energy — (Continued)
Calfrac Holdings LP, Sr. Unsec. Notes, 7.50%, 12/01/20 144A(b)	B1/B+	$100	$98,000
Frac Tech Services LLC/Frac Tech Finance, Inc., Co. Gty., 8.125%, 11/15/18 144A(b)(c)	Ba3/BB	200	206,500
Husky Energy, Inc., Sr. Unsec. Notes, 5.90%, 06/15/14	Baa2/BBB+	200	219,576
Noble Energy, Inc., Sr. Unsec. Notes, 8.25%, 03/01/19	Baa2/BBB	225	288,053
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19 144A	Baa3/BBB	200	247,300
Reliance Holdings USA, Inc., Co. Gty., 5.40%, 02/14/22 144A	Baa2/BBB	325	325,828
Samson Investment Co., Sr. Unsec. Notes, 9.75%, 02/15/20 144A(b)	B1/B	330	344,438
Transocean, Inc., Co. Gty., 6.50%, 11/15/20	Baa3/BBB-	250	287,106
Weatherford International, Ltd./Bermuda, Co. Gty., 6.75%, 09/15/40	Baa2/BBB	575	641,095
Whiting Petroleum Corp., Co. Gty., 6.50%, 10/01/18 (b)	Ba3/BB+	400	426,000

			3,902,002

Food And Beverage — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 1.016%, 01/27/14 (d)	A3/A	325	326,972

Gaming, Lodging & Leisure — 0.3%
Royal Caribbean Cruises, Ltd., Sr. Unsec. Notes, 11.875%, 07/15/15	Ba1/BB	200	242,000

Healthcare — 2.3%
DaVita, Inc., Co. Gty., 6.375%, 11/01/18 (b)	B2/B	200	210,000
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21 144A	Ba2/BB+	500	508,750
HCA, Inc., Sr. Sec. Notes, 7.25%, 09/15/20 (b)	Ba3/BB	330	365,475
Mylan, Inc., Co. Gty., 7.875%, 07/15/20 144A(b)	Ba3/BB	500	560,000

			1,644,225

Industrial — 1.6%
ArcelorMittal, Sr. Unsec. Notes., 6.25%, 02/25/22	Baa3/BBB-	500	509,305
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19 144A	Baa2/BBB	250	265,644
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15 (b)	Ba1/BB+	200	204,750
Valassis Communications, Inc., Co. Gty., 6.625%, 02/01/21 (b)	Ba3/BB-	175	177,625

			1,157,324

Insurance — 2.4%
American Financial Group, Inc., Sr. Unsec. Notes, 9.875%, 06/15/19	Baa2/BBB+	200	247,145
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68 (b)(d)	Baa2/BBB	500	534,375
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88 144A(b)(d)	Baa3/BB	250	340,000
Manulife Financial Corp., Sr. Unsec. Notes, 4.90%, 09/17/20	N/A/A-	250	261,246
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67 (b)(d)	A3/NR	375	388,125

			1,770,891

Media — 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Co. Gty., 7.00%, 01/15/19 (b)	B1/BB-	475	508,250
Dish DBS Corp., Co. Gty., 6.75%, 06/01/21	Ba2/BB-	500	547,500
Interpublic Group of Cos., Inc., Sr. Unsec. Notes, 6.25%, 11/15/14	Baa3/BB+	300	327,000
Time Warner Entertainment Co. LP, Co. Gty., 8.375%, 03/15/23	Baa2/BBB	225	304,499

			1,687,249

The accompanying notes are an integral part of the financial statements.

5

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2012

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
CORPORATE BONDS AND NOTES — (Continued)
Mining — 4.3%
Corp Nacional del Cobre de Chile, Sr. Unsec. Notes, 3.875%, 11/03/21 144A	A1/A	$750	$780,324
FMG Resources August 2006 Property, Ltd., Sr. Unsec. Notes, 6.875%, 04/01/22 144A(b)	B1/BB-	500	507,500
Newcrest Finance Property, Ltd., Co. Gty., 4.45%, 11/15/21 144A	Baa2/BBB+	755	777,773
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42	Baa2/BBB	455	442,928
Xstrata Finance Canada Ltd., Co. Gty., 4.95%, 11/15/21 144A	Baa2/BBB+	555	582,298

			3,090,823

Paper — 0.5%
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 4.75%, 01/11/22 144A	Baa2/BBB	350	356,376

Pipe Lines Ex Natural Gas — 1.9%
Enterprise Products Operating LLC, Co. Gty., 7.034%, 01/15/68 (b)(d)	Baa3/BB+	325	348,563
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21 144A(b)	N/A/BBB-	275	300,581
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes, 9.00%, 02/01/19	Baa2/BBB	200	257,418
ONEOK, Inc., Sr. Unsec. Notes, 4.25%, 02/01/22 (b)	Baa2/BBB	470	488,424

			1,394,986

Telecommunications — 3.5%
Frontier Communications Corp., Sr. Unsec. Notes, 8.50%, 04/15/20	Ba2/BB	500	520,000
NII Capital Corp., Co. Gty., 7.625%, 04/01/21 (b)	B2/B+	500	465,000
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35 (b)	Baa3/BBB-	300	301,125
Telecom Italia Capital SA, Co. Gty., 5.25%, 10/01/15	Baa2/BBB	300	305,250
UPCB Finance VI, Ltd. Sr. Sec. Notes, 6.875%, 01/15/22 144A(b)	Ba3/B+	400	411,000
Virgin Media Finance PLC, Co. Gty., 8.375%, 10/15/19 (b)	Ba2/BB-	500	561,250

			2,563,625

Transportation — 1.7%
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 3.60%, 09/01/20 (b)	A3/BBB+	250	264,472
Kansas City Southern de Mexico SA de CV, Sr. Unsec. Notes, 8.00%, 02/01/18 (b)	Ba2/BB+	250	278,125
United Airlines 2009-2A Pass Through Trust, Pass Through Certs., Series 2009-02, 9.75%, 07/15/18	Baa2/BBB+	584	667,700

			1,210,297

Utilities — 2.8%
DPL, Inc., Sr. Unsec. Notes, 7.25%, 10/15/21 144A(b)	Ba1/BB+	200	222,000
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20 144A	Ba1/BBB-	250	285,323
NextEra Energy Capital Holdings, Inc., Jr. Sub. Notes, 7.30%, 09/01/67 (b)(d)	Baa2/BBB	750	804,375
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20 (b)	B1/BB-	200	200,500
UIL Holdings Corp., Sr. Unsec. Notes, 4.625%, 10/01/20	Baa3/BBB-	500	519,762

			2,031,960

TOTAL CORPORATE BONDS AND NOTES (Cost $32,078,930)			32,884,262

ASSET BACKED SECURITIES — 9.5%
Americredit Automobile Receivables Trust, Series 2010-2, Class B, 2.73%, 03/09/15	Aaa/AA+	435	440,663
ARES Enhanced Loan Investment Strategy, Ltd., Series 2008-IRA, Class A2, 4.561%, 10/16/20 144A(d)	Aa3/AA+	500	503,700
Atrium CDO Corp., Series 7A, Class B, 3.461%, 11/16/22 144A(d)	NR/AA	675	694,946

The accompanying notes are an integral part of the financial statements.

6

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2012

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
ASSET BACKED SECURITIES — (Continued)
Centerpoint Energy Transition Bond Co. LLC, Series 2008-A, Class A1, 4.192%, 02/01/20	Aaa/AAA	$741	$800,788
CIT Equipment Collateral, Series 2010-VT1A, Class A3, 2.41%, 05/15/13 144A	Aaa/AAA	183	183,918
Citibank Omni Master Trust, Series 2009-A12, Class A12, 3.35%, 08/15/16 144A	Aaa/N/A	1,110	1,119,219
CitiFinancial Auto Issuance Trust, Series 2009-1. Class A4, 3.15%, 08/15/16 144A	Aaa/AAA	250	254,043
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2, 5.216%, 01/25/42 144A	Baa1/BBB+	398	413,752
Ford Credit Auto Owner Trust, Series 2009-C, Class A3, 2.72%, 11/15/13	Aaa/N/A	59	59,336
Goldentree Loan Opportunities V, Ltd., Series 2007-5A, Class B, 1.566%, 10/18/21 144A(d)	Aa3/AA	1,000	870,140
Octagon Investment Partners VII, Ltd., Series 2004-7A, Class A1L, 0.844%, 12/02/16 144A(d)	Aaa/AAA	312	307,238
OHA Intrepid Leveraged Loan Fund, Ltd., Series 2011-1A, Class A, 2.06%, 04/20/21 144A(d)	Aaa/AAA	400	403,352
Sonic Capital, LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41 144A	Baa2/BBB	292	306,162
Venture CDO Ltd., Series 2007-8A, Class A2A, 0.781%, 07/22/21 144A(d)	Aaa/AA+	575	547,475

TOTAL ASSET BACKED SECURITIES (Cost $6,822,932)			6,904,732

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.818%, 04/10/49(d)	N/A/A+	400	453,992
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AM, 5.582%, 09/11/41(d)	N/A/A	850	901,493
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class E, 6.135%, 07/12/37 144A	A2/A-	265	264,898
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM, 5.593%, 05/12/45	Aa3/A	850	890,674
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class AJ, 5.485%, 07/12/46(d)	Baa3/N/A	650	509,294
Morgan Stanley Capital I, Series 2005-HQ6, Class A4B, 5.042%, 08/13/42	N/A/A+	500	525,669
Morgan Stanley Capital I, Series 2007-HQ11, Class A4, 5.447%, 02/12/44(d)	Aaa/A	800	900,693
Residential Funding Mortgage Securities I, Series 2004-S6, Class 1A1, 5.50%, 06/25/34	N/A/AAA	9	8,951

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,412,278)			4,455,664

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 21.6%
FHLMC Gold Pool # A47297, 5.00%, 10/01/35	Aaa/AA+	657	724,829
FHLMC Gold Pool # A78358, 5.50%, 12/01/37	Aaa/AA+	712	783,244
FHLMC Gold Pool # A95134, 4.50%, 11/01/40	Aaa/AA+	860	928,335
FHLMC Gold Pool # D98505, 4.00%, 01/01/31	Aaa/AA+	500	536,078
FHLMC Gold Pool # G03508, 6.00%, 07/01/37	Aaa/AA+	370	412,864
FHLMC Gold Pool # G03900, 5.50%, 02/01/38	Aaa/AA+	668	732,835
FHLMC Gold Pool # G05832, 5.00%, 03/01/40	Aaa/AA+	674	728,893
FHLMC Gold Pool # J14072, 4.00%, 01/01/26	Aaa/AA+	382	404,295
FHLMC Non Gold Pool # IB8060, 2.876%, 03/01/41(d)	Aaa/AA+	455	476,148
FHLMC Non Gold Pool # IB8906, 3.225%, 10/01/41(d)	Aaa/AA+	324	340,288
FHLMC REMICS, CMO, 4.00%, 12/15/41	Aaa/AA+	635	687,468
FNMA Pool # 255814, 5.50%, 08/01/35	Aaa/AA+	327	358,485
FNMA Pool # 720475, 4.00%, 08/01/18	Aaa/AA+	109	118,537

The accompanying notes are an integral part of the financial statements.

7

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2012

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — (Continued)
FNMA Pool # 931997, 5.00%, 09/01/39	Aaa/AA+	$258	$281,144
FNMA Pool # 954875, 6.00%, 11/01/37	Aaa/AA+	406	451,661
FNMA Pool # AB1228, 5.00%, 07/01/40	Aaa/AA+	761	842,992
FNMA Pool # AD0657, 5.00%, 06/01/23	Aaa/AA+	343	373,747
FNMA Pool # AD7136, 5.00%, 07/01/40	Aaa/AA+	107	116,982
FNMA Pool # AD9546, 4.00%, 08/01/40	Aaa/AA+	599	634,480
FNMA Pool # AE0411, 4.50%, 09/01/40	Aaa/AA+	436	467,981
FNMA Pool # AE0704, 4.00%, 01/01/26	Aaa/AA+	186	200,377
FNMA Pool # AE0949, 4.00%, 02/01/41	Aaa/AA+	688	728,820
FNMA Pool # AH7068, 3.50%, 02/01/26	Aaa/AA+	412	435,209
FNMA Pool # AH9560, 3.50%, 08/01/26	Aaa/AA+	585	617,895
FNMA, TBA, 3.50%, 05/01/22	Aaa/AA+	700	726,797
GNMA Pool # 4679, 5.00%, 04/20/40	Aaa/AA+	965	1,070,344
GNMA Pool # 694462, 6.00%, 10/15/38	Aaa/AA+	445	502,221
GNMA Pool # 729349, 4.00%, 07/15/41	Aaa/AA+	593	643,174
GNMA Pool # 82717, 3.00%, 01/20/41(d)	Aaa/AA+	317	333,656

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $15,192,534)			15,659,779

MUNICIPAL BONDS — 2.4%
American Municipal Power-Ohio, Inc., Build America Bonds, RB, 6.053%, 02/15/43	A1/A	350	398,339
Massachusetts State, Development Finance Agency, Harvard University, RB, Series B-1, 5.00%, 10/15/40(b)	Aaa/AAA	325	369,554
New York City Municipal Water Finance Authority, Water & Sewer RB, 2nd Generation Resolution, Series GG-1, 5.00%, 06/15/39(b)	Aa2/AA+	385	417,051
State of California, Build America Bonds, GO, 7.55%, 04/01/39	A1/A-	255	334,073
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35	A2/A+	200	228,628

TOTAL MUNICIPAL BONDS (Cost $1,525,287)			1,747,645

U.S. TREASURY OBLIGATIONS — 12.4%
U.S. Treasury Note, 0.875%, 11/30/16	Aaa/AA+	200	201,375
U.S. Treasury Note, 0.875%, 02/28/17	Aaa/AA+	1,400	1,406,782
U.S. Treasury Note, 1.00%, 03/31/17	Aaa/AA+	2,110	2,131,100
U.S. Treasury Note, 1.375%, 12/31/18	Aaa/AA+	1,200	1,211,531
U.S. Treasury Note, 2.00%, 11/15/21	Aaa/AA+	2,445	2,471,743
U.S. Treasury Note, 2.00%, 02/15/22	Aaa/AA+	1,189	1,197,918
U.S. Treasury Bond, 3.125%, 11/15/41	Aaa/AA+	375	376,172

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,928,077)			8,996,621

The accompanying notes are an integral part of the financial statements.

8

CUTWATER INVESTMENT GRADE BOND FUND

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
REGISTERED INVESTMENT COMPANY — 2.7%
BlackRock Liquidity Funds TempCash Portfolio	1,973,426	$1,973,426

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,973,426)		1,973,426

TOTAL INVESTMENTS - 100.2%
(Cost $70,933,464)		72,622,129
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(111,496)

NET ASSETS - 100.0%		$72,510,633

(a)	Ratings for debt securities are unaudited. All ratings are as of April 30, 2012 and may have changed subsequently.
(b)	This security is callable.
(c)	Multi-Step Coupon. Rate disclosed is as of April 30, 2012.
(d)	Floating or variable rate security. Rate disclosed is as of April 30, 2012.
(e)	Security is perpetual. Date shown is next call date.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At April 30, 2012, these securities amounted to $15,835,789 or 21.8% of net assets.

Legend
CDO	Collateralized Debt Obligations	Ltd.	Limited
CMO	Collateralized Mortgage Obligations	NA	Not Available
Co. Gty.	Company Guaranty	NR	Not Rated
Debs.	Debentures	RB	Revenue Bond
FHLMC	Federal Home Loan Mortgage Corp.	REIT	Real Estate Investment Trust
FNMA	Federal National Mortgage Association	REMICs	Real Estate Mortgage Investment Conduit
GNMA	Governement National Mortgage Association	Sec.	Secured
GO	General Obligations	Sr.	Senior
Gtd.	Guaranteed	Sub.	Subordinated
Jr.	Junior	TBA	To Be Announced
LLC	Limited Liability Company	Unsec.	Unsecured
LP	Limited Partnership

The accompanying notes are an integral part of the financial statements.

9

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $70,933,464)	$72,622,129
Receivable for investments sold	731,443
Dividends and interest receivable	646,612
Prepaid expenses and other assets	10,595

Total assets	74,010,779

Liabilities
Payable for investments purchased	1,428,905
Payable to Investment Adviser	17,935
Payable for transfer agent fees	8,855
Payable for administration and accounting fees	8,627
Payable to custodian	4,228
Accrued expenses	31,596

Total liabilities	1,500,146

Net Assets	$72,510,633

Net Assets Consisted of:
Capital stock, $0.01 par value	$70,338
Paid-in capital	70,291,139
Accumulated net investment income	23,465
Accumulated net realized gain from investments and foreign currency transactions	437,026
Net unrealized appreciation on investments	1,688,665

Net Assets	$72,510,633

Institutional Class:
Net asset value, offering and redemption price per share ($72,510,633 / 7,033,781)	$10.31

The accompanying notes are an integral part of the financial statements.

10

CUTWATER INVESTMENT GRADE BOND FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Interest	$2,814,229
Dividends	3,027

Total investment income	2,817,256

Expenses
Advisory fees (Note 2)	348,662
Administration and accounting fees (Note 2)	99,049
Legal fees	83,706
Transfer agent fees (Note 2)	52,475
Printing and shareholder reporting fees	45,578
Trustees’ and officers’ fees	26,782
Audit fees	24,111
Custodian transaction and out of pocket fees (Note 2)	21,988
Registration and filing fees	13,743
Other expenses	15,551

Total expenses before waivers and reimbursements	731,645

Less: waivers and reimbursements (Note 2)	(138,467)

Net expenses after waivers and reimbursements	593,178

Net investment income	2,224,078

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	1,504,634
Net realized gain from foreign currency transactions	1,751
Net change in unrealized appreciation on investments	768,062

Net realized and unrealized gain on investments	2,274,447

Net increase in net assets resulting from operations	$4,498,525

The accompanying notes are an integral part of the financial statements.

11

CUTWATER INVESTMENT GRADE BOND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*
Increase in net assets from operations:
Net investment income	$2,224,078	$709,433
Net realized gain/(loss) from investments and foreign currency transactions	1,506,385	(836,928)
Net change in unrealized appreciation/(depreciation) on investments	768,062	920,603

Net increase in net assets resulting from operations	4,498,525	793,108

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(2,399,313)	(743,318)

Total net investment income	(2,399,313)	(743,318)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	2,449,313	67,912,318

Total increase in net assets	4,548,525	67,962,108

Net assets
Beginning of period	67,962,108	—

End of period	$72,510,633	$67,962,108

Accumulated net investment income (loss), end of period	$23,465	$5,787

*	The Fund commenced operations on December 2, 2010.

The accompanying notes are an integral part of the financial statements.

12

CUTWATER INVESTMENT GRADE BOND FUND

Financial Highlights

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2012	For the Period December 2, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.00

Net investment income	0.32	0.11
Net realized and unrealized gain on investments	0.33	0.01

Net increase in net assets resulting from operations	0.65	0.12

Dividends to shareholders from:
Net investment income	(0.35)	(0.11)

Net asset value, end of period	$10.31	$10.01

Total investment return(1)	6.59%	1.22%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$72,511	$67,962
Ratio of expenses to average net assets	0.85%	0.83	%(2)
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	1.05%	0.90	%(2)
Ratio of net investment income to average net assets	3.19%	2.61	%(2)
Portfolio turnover rate	95.43%	106.84	%(4)

*	Commencement of operations.
(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(2)	Annualized.
(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Not annualized.

The accompanying notes are an integral part of the financial statements.

13

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Cutwater Investment Grade Bond Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 2, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Institutional Class. As of April 30, 2012, Class A and Class C Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subjected to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) markets system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and the asked prices for such security in the over-the-counter market. Fixed income securities are valued based on the market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —  quoted prices in active markets for identical securities;

• Level 2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

14

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2012

The fair value of the Fund’s bonds are generally based on the quotes received from brokers or independent pricing services. Bonds with quotes that are based on the actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$32,884,262	$—	$32,884,262	$—
Asset Backed Securities	6,904,732	—	6,904,732	—
Commercial Mortgage-Backed Securities	4,455,664	—	4,455,664	—
Residential Mortgage-Backed Securities	15,659,779	—	15,659,779	—
Municipal Bonds	1,747,645	—	1,747,645	—
U.S. Treasury Obligations	8,996,621	—	8,996,621	—
Registered Investment Company	1,973,426	1,973,426	—	—

Total Investments	$72,622,129	$1,973,426	$70,648,703	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are

15

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2012

generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions from net realized capital gains, if any, are declared and paid annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Cutwater Investor Services Corp. d/b/a Cutwater Asset Management (“Cutwater” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until: (i) August 31, 2012; (ii) upon the termination of the Adviser as investment adviser to the Fund; or (iii) unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation

16

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2012

and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2012, the amount of potential recovery was as follows:

Expiration April 30, 2015
$138,467

As of April 30, 2012, investment advisory fees payable to the Adviser were $17,935. For the year ended April 30, 2012, the Adviser waived fees of $138,467.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out of pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $14,309. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$20,285,074	$20,658,581
U.S. Government Securities	46,851,799	44,648,686

17

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Continued)

April 30, 2012

4. Capital Share Transactions

For the year ended April 30, 2012 and the period ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount
Institutional Class:
Sales	4,970	$50,000	6,716,900	$67,169,000
Reinvestments	237,000	2,399,313	74,911	743,318

Net increase	241,970	$2,449,313	6,791,811	$67,912,318

*	The Fund commenced operations on December 2, 2010.

As of April 30, 2012, the Fund had the following shareholder that held 10% or more of the outstanding shares of the Fund.

Unaffiliated shareholder	99%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, the adjustments were to decrease undistributed net investment loss and decrease accumulated net realized gain by $192,913. These permanent differences were primarily attributable to paydowns and gains and losses on foreign currency transactions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal year ended April 30, 2012 and the fiscal period ended April 30, 2011, the tax character of distributions by the Fund was $2,399,313 and $743,318, respectively, of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$ —	$42,032	$418,459	$1,688,665

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

18

CUTWATER INVESTMENT GRADE BOND FUND

Notes to Financial Statements (Concluded)

April 30, 2012

At April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$70,933,464

Gross unrealized appreciation	1,959,640
Gross unrealized depreciation	(270,975)

Net unrealized appreciation	$1,688,665

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012. As of April 30, 2012, the Fund did not have any capital loss carryforwards.

6. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

CUTWATER INVESTMENT GRADE BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Cutwater Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cutwater Investment Grade Bond Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

20

CUTWATER INVESTMENT GRADE BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2012, the Fund paid $2,399,313 ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 99.30%.

A total of 2.97% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

CUTWATER INVESTMENT GRADE BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 678-6242 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

22

CUTWATER INVESTMENT GRADE BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 678-6242.

23

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 678-6242.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

24

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 Portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35

American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

25

CUTWATER INVESTMENT GRADE BOND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

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Investment Adviser

Cutwater Asset Management

113 King Street

Armonk, NY 10504

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19132

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Fund Shareholder,

Emerging Market equities experienced an unusually high level of volatility since August, as investor uncertainty on the global growth outlook increased. Triggered by US government debt ceiling concerns and a ratings downgrade, equities sold off globally. Emerging market stock prices fell inline with global markets, down over 23% (in US$) between August and early October 2011. Actions by developed market central banks including long-term refinancing operations (LTRO) helped stabilize the situation leading to strong stock price appreciation. Emerging markets equities rebounded over 30% from market bottom to early March 2012.

Growing concerns of contagion effects of a Greece exit from the Eurozone have caused security prices to weaken since early March of this year. Meanwhile global slowdown concerns have led to both commodity prices weakening and inflationary concerns subsiding. Crude oil and gold prices have moderated.

For the fiscal year ending April 30, 2012, Emerging Market returns as measured by the MSCI Emerging Markets Net Dividend index were -12.6%. The DuPont Capital Emerging Markets Fund (the “Fund”) held up better, declining -10.2%, outperforming its benchmark by 2.4% (net of expenses). Risk management has been critical for us in this ‘risk-on’, ‘risk-off’ environment as investors gauge the effects of developed Europe impact on China and other emerging market economies.

The emerging Europe, Middle East and Africa (EMEA) region performed the worst as currency returns exacerbated losses. Within the Fund, favorable stock selection in South Africa advantaged relative performance while a modest over-allocation to the worst performing countries, Hungary (-39%) and Poland (-33%), detracted marginally. Brazil, Russia, India and China (BRIC countries) lagged the broader emerging market index. The portfolio was generally underweight BRIC countries to positively impact performance. An under allocation to commodity pricing advantaged the Fund as Materials (-26%) was the worst performing sector in the index. Underweight exposure to Staples (+9%), the only sector to deliver a gain in the index last year, detracted modestly.

Strong stock selection in emerging Asia, across multiple sectors and countries, was the primary driver of outperformance for the trailing one-year period. Technology holdings in Taiwan and Korea generated strong relative returns after delivering better results than downgraded expectations. Telecom holdings in Thailand, China and the Philippines were the best performing stocks in the Fund for the year. Fund holdings in China also held up much better than the benchmark across several sectors to positively impact returns. Fund results were also benefited by Financial stocks in Taiwan and Thailand. Materials stocks in Brazil were the primary area of weakness in the Fund for the period although defensive positioning in a Chilean beverage company helped within Latin America.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

Investment Environment and Outlook

Emerging Market equities are trading at very attractive absolute and relative valuations versus developed markets. The Price-to-Earnings (PE) multiple for emerging market equities, a measure of valuation, is approximately 9 times 2012 earnings. While not at the distressed levels of 6.2 times in 2008, it is below its long term average of 11.5 times. This multiple is also below PE ratios of global equities which trade at 12 times.

Meanwhile earnings growth fundamentals have remained resilient. Our expectation on mid to long term earnings growth remains at 9% to 10% per annum.

Most emerging countries are in a stronger fiscal position than developed markets with lower sovereign and corporate debt versus their economy, which we also view positively. We continue to monitor inflationary pressures and other potential risks on a country-by-country basis. In the near term, until there is more clarity on Europe, contagion fears will continue to cause stock price volatility to remain high.

Generally, the Fund has lower exposure to commodity prices and is underweight emerging Asia driven by an under allocation to both India and China. India is the largest underweight due to premium valuations and currently weak macro-economic conditions. Political risk has also become more evident as the majority party has shifted to a more populist stance after poor showings in the recent election. In China, economic growth has clearly decelerated. The central government has been successful in reducing speculative real estate activity via a sharp curtailment of loan growth and outright home purchase restrictions. The central government has recently begun to loosen its restrictions on lending as economic growth has decelerated. Slowing exports to Europe have also been a drag on economic activity. The under allocation to China is primarily driven by a bias away from commercial banks. Politics have a heavy influence on the operating activities of Chinese banks. Credit quality has also shown signs of weakening with recently reported results. As a result, the risk/reward trade-off has become more unfavorable in our view. Within Asia, we have also continued to shift capital away from technology stocks, which due to the strong performance appreciation in 2011 look somewhat overvalued. We are finding more attractively valued industrial companies in this region.

EMEA remains our largest overweight primarily due to an over allocation to Eastern Europe. Countries such as Hungary, Poland and Turkey have been the most directly impacted by the euro-zone crisis. Developed Europe is the largest trading partner for this group and developed European banks are important credit providers in the region. These issues are fully recognized by investors and, as a result, Eastern European equities are trading at a significant discount to the market as a whole. We have identified several attractive investment opportunities in this region, where we believe the market has become too pessimistic and the risk/reward balance is favorable.

2

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

The Fund is more neutrally positioned in Latin America with an over-allocation to Mexico and Chile offset by an under-allocation to Brazil. The Brazilian underweight is driven by lower exposure to commodity-oriented stocks, where we believe the valuations are not attractive given normalized commodity prices. We also believe the near term economic and policy outlook is less favorable for Brazil relative to other countries in Latin America.

With compelling valuations and stronger earnings growth, emerging markets appear attractive as higher uncertainty is creating interesting investment opportunities across all regions.

As always, our focus remains on company valuations based on their long term profitability. This is overlaid with our risk assessment both at the individual company level and country level. Each investment is judged based on this risk-return tradeoff.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the Dupont Capital Emerging Markets Fund

Class I Shares vs MSCI Emerging Markets Net Dividend Index

Average Annual Total Returns For the Year Ended April 30, 2012
	1 Year	Since Inception*
Class I Shares	-10.19%	-4.83%
MSCI Emerging Markets Net Dividend Index	-12.61%	-4.28	%**

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus dated September 1, 2011, are 1.65% and 1.59%, respectively of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to 1.60%. This agreement will terminate on August 31, 2013, unless the Board of Trustees of FundVantage Trust approve an earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

4

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index. The MSCI Emerging Markets Net Dividend Index is a float-adjusted market capitalization index consisting of 21 emerging economies. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency evaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, or economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

5

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from November 1, 2011, through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	DuPont Capital Emerging Markets Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Class I Shares
Actual	$1,000.00	$1,065.20	$7.14
Hypothetical (5% return before expenses)	1,000.00	1,017.95	6.97

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 1.39% for Class I Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual total return for the six month period ended April 30, 2012 for the Fund of 6.52%.

7

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECTOR CATEGORIES:
Commercial Banks	24.0%	$64,844,538
Wireless Telecommunication Services	12.7	34,432,110
Oil, Gas & Consumable Fuels	12.0	32,474,911
Exchange Traded Funds	5.4	14,621,730
Semiconductors & Semiconductor Equipment	4.7	12,794,195
Machinery	4.0	10,857,793
Metals & Mining	3.6	9,694,389
Auto Components	3.1	8,498,631
Electric Utilities	2.5	6,752,471
Computers & Peripherals	2.1	5,668,332
Insurance	2.0	5,591,083
Chemicals	2.0	5,429,250
Aerospace & Defense	2.0	5,330,566
Beverages	2.0	5,168,457
Real Estate Management & Development	2.0	5,157,029
Pharmaceuticals	2.0	5,141,006
Personal Products	1.8	4,932,762
Hotels, Restaurants & Leisure	1.5	4,160,467
Construction Materials	1.4	3,859,832
Multiline Retail	1.2	3,291,594
Diversified Telecommunication Services	1.2	3,144,912
Construction & Engineering	1.1	2,908,490
Automobiles	1.0	2,815,604
Marine	1.0	2,700,457
Road & Rail	0.9	2,549,407
Airlines	0.6	1,717,755
Household Durables	0.6	1,588,932
Household Products	0.5	1,348,907
Electrical Equipment	0.5	1,320,786
Other Assets in Excess of Liabilities	0.6	1,527,209

NET ASSETS	100.0%	$270,323,605

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 89.8%
Brazil — 7.2%
All America Latina Logistica SA	563,100	$2,549,407
Autometal SA	261,678	2,100,398
Banco Bradesco SA, ADR	240,194	3,850,310
Embraer SA	620,700	5,330,566
Porto Seguro SA	152,034	1,492,304
Sul America SA—Units	498,907	4,098,779

		19,421,764

Chile — 2.8%
Banco de Credito e Inversiones SA	32,519	2,339,478
Compania Cervecerias Unidas SA, ADR	72,165	5,168,457

		7,507,935

China — 12.2%
China Mobile, Ltd	986,668	10,916,025
China Overseas Land & Investment, Ltd	1,120,694	2,421,838
China Petroleum & Chemical Corp., ADR.	19,137	2,018,379
China Petroleum & Chemical Corp., Class H	4,107,414	4,362,529
Lonking Holdings, Ltd.	4,632,000	1,672,618
Pacific Basin Shipping, Ltd.	5,160,344	2,700,457
PetroChina Co., Ltd., Class H	3,869,181	5,771,646
Sinotruk Hong Kong, Ltd.	2,046,000	1,244,015
Yanzhou Coal Mining Co., Ltd., Class H*	848,000	1,776,095

		32,883,602

Columbia — 1.9%
BanColombia SA	308,128	5,052,769

	Number of Shares	Value
COMMON STOCKS — (Continued)
Czech Republic — 2.5%
CEZ AS	59,691	$2,406,894
Komercni Banka AS	23,670	4,348,614

		6,755,508

Egypt — 1.4%
Commercial International Bank Egypt SAE	565,530	2,388,761
Ezz Steel Co. SAE	1,117,457	1,346,680

		3,735,441

Hungary — 0.8%
Egis Pharmaceuticals PLC	30,742	2,052,509

India — 2.5%
ICICI Bank, Ltd., SP ADR	75,181	2,547,884
Reliance Industries, Ltd., SP GDR(a)	145,209	4,106,075

		6,653,959

Indonesia — 3.4%
Astra International Tbk PT	204,185	1,572,381
Bank Rakyat Indonesia Persero Tbk PT	6,409,500	4,614,410
Ramayana Lestari Sentosa Tbk PT	10,264,749	953,641
Vale Indonesia Tbk PT	6,248,000	2,098,431

		9,238,863

Jordan — 1.1%
Hikma Pharmaceuticals PLC	302,993	3,088,497

Lebanon — 1.0%
Solidere, GDR	199,649	2,735,191

Malaysia — 2.9%
Genting Bhd	1,220,596	4,160,467
Malayan Banking Bhd	1,309,481	3,729,170

		7,889,637

The accompanying notes are an integral part of the financial statements.

9

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Mexico — 6.6%
America Movil SAB de CV, Series L	4,958,528	$6,619,771
America Movil SAB de CV, Series L, ADR	132,940	3,542,851
Grupo Financiero Banorte SAB de CV, Class O	688,793	3,321,829
Kimberly-Clark de Mexico SAB de CV, Class A	661,800	1,348,907
Ternium SA, SP ADR	125,989	2,988,459

		17,821,817

Panama — 0.6%
Copa Holdings SA, Class A	21,126	1,717,755

Philippines — 1.0%
Globe Telecom, Inc.	106,065	2,815,697

Poland — 2.4%
Bank Handlowy w Warszawie SA	154,229	3,710,150
Grupa Lotos SA*	307,899	2,766,917

		6,477,067

Russia — 5.6%
Gazprom OAO, SP ADR	680,159	7,801,424
Sberbank of Russia, SP ADR	437,073	5,642,612
VimpelCom, Ltd., SP ADR	168,410	1,716,098

		15,160,134

South Africa — 6.2%
ABSA Group, Ltd.	241,580	4,978,645
Aveng, Ltd.	569,094	2,908,490
MTN Group, Ltd.	290,747	5,084,540
Pretoria Portland Cement Co., Ltd.	967,449	3,859,832

		16,831,507

	Number of Shares	Value
COMMON STOCKS — (Continued)
South Korea — 13.4%
AmorePacific Group	19,625	$4,932,762
Hyundai Heavy Industries Co., Ltd.	10,697	2,658,206
Hyundai Mobis Co., Ltd.	23,665	6,398,233
LG Uplus Corp.	636,907	3,144,912
POSCO, ADR	39,169	3,260,819
Samsung Electronics Co., Ltd.	940	1,150,524
Samsung Heavy Industries Co., Ltd.	144,500	5,282,954
Shinhan Financial Group Co., Ltd.	201,845	7,005,308
Shinsegae Co., Ltd.	10,672	2,337,953

		36,171,671

Taiwan — 8.2%
Compal Electronics, Inc	4,951,208	5,668,332
Novatek Microelectronics Corp.	1,679,692	5,055,506
Taiwan Fertilizer Co., Ltd.	1,473,372	3,505,825
Taiwan Semiconductor Manufacturing Co., Ltd.	1,293,043	3,821,765
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	177,561	2,766,400
Walsin Lihwa Corp.	4,569,000	1,320,786

		22,138,614

Thailand — 4.1%
Advanced Info Service PCL	627,960	3,532,065
Kasikornbank PCL NVDR	1,487,070	7,696,274

		11,228,339

Turkey — 2.0%
Arcelik AS	362,103	1,588,932
Ford Otomotiv Sanayi AS	135,047	1,243,223

The accompanying notes are an integral part of the financial statements.

10

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Turkey — (Continued)
Turkiye Vakiflar Bankasi TAO	1,466,551	$2,632,409

		5,464,564

TOTAL COMMON STOCKS (Cost $236,489,382)		242,842,840

PREFERRED STOCK — 4.2%
Brazil — 4.2%
Banco Estado do Rio Grande do Sul, Class B	138,005	1,190,978
Braskem SA, Class A	274,632	1,923,425
Companhia Paranaense de Energia - COPEL, Class B	173,255	4,345,577
Petroleo Brasileiro SA	350,110	3,871,846

		11,331,826

TOTAL PREFERRED STOCK (Cost $12,001,334)		11,331,826

EXCHANGE TRADED FUNDS — 5.4%
iShares MSCI Emerging Market Index Fund	182,363	7,695,719
Vanguard MSCI Emerging Markets ETF	162,850	6,926,011

TOTAL EXCHANGE TRADED FUNDS (Cost $14,063,088)		14,621,730

Value
TOTAL INVESTMENTS - 99.4% (Cost $262,553,804)	$268,796,396
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	1,527,209

NET ASSETS - 100.0%	$270,323,605

*	Non-income producing.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2012, this security amounted to $4,106,075 or 1.5% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
SP ADR	Sponsored Depositary Receipt
SP GDR	Sponsored Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

11

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $262,553,804)	$268,796,396
Cash	2,377,801
Receivable for investments sold	514,558
Receivable for capital shares sold	419,712
Dividends and interest receivable	924,814
Prepaid expenses and other assets	28,785

Total assets	273,062,066

Liabilities
Payable for investments purchased	2,384,195
Payable for capital shares redeemed	5,916
Payable to Investment Adviser	229,075
Payable to custodian	44,191
Payable for administration and accounting fees	18,464
Payable for transfer agent fees	5,873
Accrued expenses	50,747

Total liabilities	2,738,461

Net Assets	$270,323,605

Net Assets Consisted of:
Capital stock, $0.01 par value	$291,846
Paid-in capital	275,008,785
Accumulated net investment income	272,793
Accumulated net realized loss from investments and foreign currency transactions	(11,492,214)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	6,242,395

Net Assets	$270,323,605

Class I:
Net asset value, offering and redemption price per share ($270,323,605 / 29,184,628)	$9.26

The accompanying notes are an integral part of the financial statements.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$5,047,505
Less: foreign taxes withheld	(611,148)
Interest	154

Total investment income	4,436,511

Expenses
Advisory fees (Note 2)	1,718,753
Custodian transaction and out of pocket fees (Note 2)	187,371
Administration and accounting fees	146,007
Registration and filing fees	68,588
Legal fees	49,822
Audit fees	34,952
Trustees’ and officers’ fees	32,632
Transfer agent fees (Note 2)	29,918
Printing and shareholder reporting fees	27,446
Other expenses	17,202

Total expenses	2,312,691

Net investment income	2,123,820

Net realized and unrealized gain/(loss) from investments
Net realized loss from investments	(11,005,700)
Net realized loss from foreign currency transactions	(385,920)
Net change in unrealized appreciation/(depreciation) on investments	1,801,253
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	(4,067)

Net realized and unrealized loss on investments	(9,594,434)

Net decrease in net assets resulting from operations	$(7,470,614)

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment income	$2,123,820	$76,597
Net realized loss from investments and foreign currency transactions	(11,391,620)	(803,680)
Net change in unrealized appreciation/(depreciation) from investments and foreign currency transactions	1,797,186	4,445,209

Net increase/(decrease) in net assets resulting from operations	(7,470,614)	3,718,126

Less Dividends and Distributions to Shareholders:
Net investment income:
Class I	(1,224,538)	—

Total net investment income	(1,224,538)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	182,856,979	92,443,652

Total increase in net assets	174,161,827	96,161,778

Net assets
Beginning of period	96,161,778	—

End of period	$270,323,605	$96,161,778

Accumulated net investment income/(loss), end of period	$272,793	$(239,543)

*	The Fund commenced operations on December 6, 2010.

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2012		For the Period December 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.39		$10.00

Net investment income	0.12	(1)	0.01
Net realized and unrealized gain (loss) on investments	(1.19	)(1)	0.38

Net increase (decrease) in net assets resulting from operations.	(1.07)		0.39

Dividends to shareholders from:
Net investment income	(0.06)		—

Net asset value, end of period.	$9.26		$10.39

Total investment return(2)	(10.19)%		3.90%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$270,324		$96,162
Ratio of expenses to average net assets.	1.41%		1.56	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements	1.41%		1.62	%(3)(4)
Ratio of net investment income to average net assets	1.30%		0.29	%(3)
Portfolio turnover rate	148.6	%(5)	60.0	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Portfolio turnover rate excludes securities received from processing two subscriptions-in-kind.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on December 6, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class D and Class I Shares. As of April 30, 2012, Class A, Class C and Class D Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Fundvantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

16

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —  quoted prices in active markets for identical securities;

• Level 2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Brazil	$19,421,764	$19,421,764	$—	$—
Chile.	7,507,935	7,507,935	—	—
China	32,883,602	2,018,379	30,865,223	—
Columbia	5,052,769	5,052,769	—	—
Czech Republic	6,755,508	2,406,894	4,348,614	—
Egypt	3,735,441	—	3,735,441	—
Hungary	2,052,509	—	2,052,509	—
India	6,653,959	6,653,959	—	—
Indonesia	9,238,863	—	9,238,863	—

17

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

	Total Value at 04/30/12	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - continued
Jordan	$3,088,497	$—	$3,088,497	$—
Lebanon	2,735,191	2,735,191	—	—
Malaysia	7,889,637	—	7,889,637	—
Mexico	17,821,817	17,821,817	—	—
Panama	1,717,755	1,717,755	—	—
Philippines	2,815,697	—	2,815,697	—
Poland	6,477,067	—	6,477,067	—
Russia	15,160,134	15,160,134	—	—
South Africa	16,831,507	—	16,831,507	—
South Korea	36,171,671	3,260,819	32,910,852	—
Taiwan	22,138,614	2,766,400	19,372,214	—
Thailand	11,228,339	3,532,065	7,696,274	—
Turkey	5,464,564	—	5,464,564	—
Preferred Stock	11,331,826	11,331,826	—	—
Exchange Traded Funds	14,621,730	14,621,730	—	—

Total Investments	$268,796,396	$116,009,437	$152,786,959	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant

18

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

market movements occurred at April 30, 2012 and therefore the Fund utilized the external pricing service model adjustments. At April 30, 2012, securities valued at $2,337,953 were transferred from Level 1 to Level 2 and securities valued at $2,406,894 were transferred from Level 2 to Level 1.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and

19

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the Fund’s average daily net assets. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund. The Adviser has contractually agreed to reduce its investment advisory fee

20

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2012, there were no amounts to be recouped.

For the year ended April 30, 2012, investment advisory fees were $1,718,753. At April 30, 2012, investment advisory fees payable to the Adviser were $229,075.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annualized percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

At April 30, 2012, the Fund had not issued Class A, Class C or Class D Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during

21

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

the year ended April 30, 2012 was $23,324. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$372,083,783	$237,441,255

The Fund had a subscription-in-kind on December 12, 2011, which resulted in transactions into the Fund of $10,114,432, which is comprised of securities. The Fund had a subscription-in-kind on February 13, 2012, which resulted in transactions into the Fund of $31,655,085, which is comprised of $31,205,640 of securities and $449,445 of cash. These securities are excluded from aggregate purchases above.

4. Capital Share Transactions

For the year ended April 30, 2012 and the period from commencement through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount
Class I Shares
Sales	26,396,801	$240,864,637	9,766,589	$97,376,912
Reinvestments	113,686	909,484	—	—
Redemption Fees**	—	214	—	—
Redemptions	(6,580,300)	(58,917,356)	(512,148)	(4,933,260)

Net increase	19,930,187	$182,856,979	9,254,441	$92,443,652

*	Class I Shares commenced operations on December 6, 2010.
**

There is a 2.00% redemption fee that may be charged on the shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

22

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

As of April 30, 2012, the Fund had the following shareholders that held 10% or more of the outstanding shares of the Fund.

Unaffiliated Shareholder	20%
Affiliated Shareholder	11%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the fiscal year ended April 30, 2012, these adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss by $386,946. These permanent differences were primarily attributable to gains and losses on foreign currency transactions.

For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $1,224,538 of ordinary income dividends. There were no distributions paid for the period ended April 30, 2011. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$(1,411,119)	$272,793	$—	$(1,487,064)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

23

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

April 30, 2012

At April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$270,283,263

Gross unrealized appreciation	17,812,081
Gross unrealized depreciation	(19,298,948)

Net unrealized appreciation	$(1,486,867)

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012. For the fiscal year ended April 30, 2012, the Fund had short-term capital loss deferrals of $876,865 and long-term capital loss deferrals of $1,474,771.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012.

As of April 30, 2012, the Fund had post-enactment capital loss carryforwards of $1,411,119, of which $1,404,363 are short-term losses and $6,756 are long-term losses and have an unlimited period of capital loss carryforward.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs

24

DUPONT CAPITAL EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

April 30, 2012

and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

DUPONT CAPITAL EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

DuPont Capital Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the DuPont Capital Emerging Markets Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

26

DUPONT CAPITAL EMERGING MARKETS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $1,224,538 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 95.08%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.02%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.84%.

The Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$331,781	$4,477,523

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

DUPONT CAPITAL EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

28

DUPONT CAPITAL EMERGING MARKETS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

29

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35

Copeland Trust

(registered

investment

company) (1

portfolio);

Brandywine

Fund Inc.

(registered

investment

company) (1

portfolio);

Brandywine

Blue Fund Inc.

(registered

investment

company) (2

portfolios);

Trustee of

Widener

University.

30

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

31

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

32

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35

American

Express

Receivables

Financing

Corporation II;

BNP US

Funding

L.L.C.; Merrill

Lynch

Mortgage

Investors, Inc.;

SDG&E

Funding LLC;

Dole Food

Automatic

Common

Exchange

Security Trust;

Swift

Mandatory

Common

Exchange

Security Trust.

33

DUPONT CAPITAL EMERGING MARKETS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

34

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19132

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUPONT CAPITAL EMERGING MARKETS

FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss EIC Value Fund’s (the “Fund”) performance, our perspective on the market, and our portfolio strategy. A listing of the Fund’s investments and other financial information follow.

Fund Performance

The Fund did well in its first full year of operation. Over the 12 months ending April 30, 2012, the Fund’s Institutional Class Shares gained 7.24% net versus 0.61% for the Russell 3000® Value Index, the Fund’s primary benchmark. The S&P 500® Index rose 4.76% over that time period. Detailed performance is shown below:

Quarter Ended	EIC Value Fund	Russell 3000 Value Index	S&P 500 Index
07/31/2011	-2.40%	-6.39%	-4.76%
10/31/2011	1.13%	-3.70%	-2.47%
01/31/2012	4.07%	5.54%	5.32%
04/30/2012	4.40%	5.75%	7.08%
	7.24%	0.61%	4.76%

Past performance does not guarantee future results. See pp. 5-7 for more complete performance information.

Though the Fund has been in operation only since May of 2011, we’ve been managing client assets using the same strategy since 1986. The Fund’s 12-month experience is really a microcosm of our 26-year pattern of less-volatile returns. Historically, our accounts have declined less in down markets, recovered losses relatively quickly, then lagged late-cycle (when low-quality or momentum stocks led)1. Thus, over full market cycles our approach has paired lower volatility with above-market results. This pattern echoes Warren Buffett’s maxim: Rule #1 is don’t lose money, and Rule #2 is don’t forget Rule #1. It also challenges Modern Portfolio Theory’s premise that investors earn higher returns by taking greater risk, and risk is best managed via low-correlation rather than underlying volatility.

Reducing exposure to investment losses has various implementation components: price discipline, a strong valuation methodology, value trap avoidance, and earnings-quality due diligence. A critical precursor, however, is a mindset that stresses downside protection rather than benchmark tracking, and the willingness to invest where value leads rather than within a style box. This requires psychological independence from the investment crowd’s hopes and fears.

During 2011’s decline, independence from the market’s fears meant adding to financials as prices fell. We added companies with minimal exposures to derivatives and Europe, believing balance sheet quality was essential. These included Wells Fargo & Co., PNC Financial Services, US Bancorp, and Charles Schwab, which rose 22.1%, 16.4%, 19.7%, and 27.4%, respectively, year-to-date through April 30, 2012. Meanwhile, independence also meant gradually moving away from high-dividend stocks benefitting from investor pursuit of yield. As a result, we had no exposure to utilities, the worst-performing sector year-to-date. In addition, we sold two positions in January that had benefited from the inflows into high dividend yield investment strategies: Kimberly-Clark and Eli Lilly & Co. (two of our highest yielding consumer non-cyclicals). These actions give a sense of the heart of our investing: steering toward areas of fear and panic, keeping quality paramount, and moving away from areas where the investment crowd is ignoring risk. Our experience has been that if we lose less, we end up making more.

1

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

Our investment approach has a bias toward higher quality companies, and this has been an important contributor to our performance pattern. For example, using Standard & Poor’s Quality Ratings, approximately 60% of the companies in which the Fund is invested in are A-rated, versus about 35% for the Russell 3000 Value Index2. The importance of quality as a driver of investment returns over the last twelve months is seen below. While higher quality stocks, which largely comprise the Fund’s holdings, were positive, lower quality stocks declined over the past year.

Standard & Poor’s Quality Rating	Russell 3000 Value Index Return*
A	3.50%
B+	3.30%
B-	-4.50%
C	-11.00%

Source: Russell Corporation, Standard & Poor’s Research Insight, Equity Investment Corporation

*For the twelve months ended April 30, 2012. Russell 3000 Value Index returns estimated using May 31, 2011 compilation. Past performance does not guarantee future results.

From a sector perspective, utilities and consumer non-cyclicals were the top performers over the twelve month period. Our over-weight position in consumer non-cyclicals contributed to our better-than-market results, but our lack of utility exposure hurt performance.

The worst performing sectors were energy and basic materials. Our modest under-weighting in energy relative to the Russell 3000 Value Index was a plus, as was our stock selection. Our holdings in the basic materials sector didn’t fare as well. In particular, Barrick Gold and Newmont Mining declined 19.7% and 17.0%, respectively, for the fiscal year. Despite the declines, we continue to like both companies, the two largest and most diversified of the gold miners. Collectively, the two companies represent about 5.5% of Fund assets. While the cost of extracting gold has gone up, in part because of higher energy prices, the cash margin (the difference between the average selling price for gold and its extraction costs) is close to $1,000 an ounce for Barrick Gold and Newmont Mining. As a result, both companies will remain profitable even if gold prices drop quite a bit from current levels.

The Value of Dividends?

We have a different view about the value of dividends. Dividends are not a source of value, but one use of shareholder earnings. Earnings are the primary source of value. How the company uses these earnings can add or subtract value for shareholders. For example, if reinvested earnings earn a higher return than shareholders earn themselves when they invest the dividend, shareholders are better off if earnings are used to reinvest and grow. Conversely, if the company earns a lower return on dollars reinvested in the business than shareholders can, shareholders are better off if earnings are used to pay dividends. Thus, using shareholder earnings for dividends or reinvesting earnings for growth enhances or diminishes shareholder value, depending on the relative return earned on dollars reinvested by the company versus the shareholder. In our view, the belief that dividends have inherent value to shareholders, and should be sought as part of investing, shows a misunderstanding of the value created from business ownership.

We believe investors are making poor investment choices in their search for yield today. First, this is because the pursuit of yield has pushed prices of many of these stocks too high. Second, these stocks are often lower-quality companies with poor reinvestment opportunities, and thus higher-risk. Most importantly, we believe yield distracts investors from focusing on the true sources of shareholder value, that is, the underlying business’s earnings power, the health of the business franchise, and the value created from reinvesting earnings to achieve long-tailed growth.

2

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

Today’s Economic Backdrop & Investment Opportunity Set

As we have said before, the principal cause of today’s economic situation is the excessive credit expansion in the decades before, which resulted in over-confidence and broad misappraisals of risk, major global imbalances, and inattentiveness to a decline in the structural health of western economies. When borrower solvency reached the breaking point, the solvency of lenders, and governments trying to save them, likewise became compromised. Ample monetary accommodation has bought time in the hope that consumers can work off excessive debt. However, in some respects it has deferred the prudent remedies needed to restore long-term economic health, while creating new risks as well.

We think the resolution of the underlying issues will be a drawn-out process with disappointments along the way. That is why we continue to be cautious in capitalizing earnings from unsustainable or vulnerable sources, such as above-normal profit margins, artificial or credit-driven demand, or under-investment in growth. Instead, our holdings remain in businesses where we have relatively high confidence in sustainable earnings power and growth potential, and where prices are attractive based on our approach to determining a business’s long-term value.

We believe long-term investors will continue to benefit from a high quality, low volatility approach like ours, which can provide a more reliable path to investment success than higher risk strategies. Thanks for investing with us!

1 See pp. 8-13 of the Fund’s prospectus dated May 1, 2011 for detailed historical performance information about EIC’s accounts.

2 Standard & Poor’s (“S&P”) has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on U.S. common stocks since 1956. The Quality Rankings System attempts to capture the growth and stability of earnings and the dividends record with a single rank. The rankings are generated by a computerized system and are based on per-share earnings and dividends records of the most recent 10 years. Basic scores are computed for earnings and dividends and then adjusted by a set of predetermined modifiers for changes in the rate of growth, stability within long-term trends and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking. The Quality Rankings are based on the following scale:

Quality Ranking Description

A+	Highest
A	High
A-	Above Average
B+	Average
B	Below Average
B-	Lower
C	Lowest
D	In Reorganization
LIQ	Liquidation

S&P ranks more than 3,400 U.S. stocks under this system.

3

EIC VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

As of April 30, 2012, common stocks comprised 92.8% of the EIC Value Fund’s net assets. The Fund’s stock portfolio was distributed among S&P Quality Rankings as follows:

Ranking	% of Net Assets
A+	25.90%
A	14.90%
A-	9.90%
B+	22.30%
B	9.70%
Not Ranked	10.10%
Total	92.80%

The Fund’s portfolio holdings are subject to risk regardless of S&P Quality Ranking.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

4

EIC VALUE FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A Shares

vs. Russell 3000® Value Index and S&P 500® Index

The growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C Shares will vary from Class A Shares due to differences in class-specific fees.

Total Returns for the Period Ended April 30, 2012†
	Since Inception*
Class A Shares (without sales charge)	6.97%
Class A Shares (with sales charge)	1.11%
Russell 3000® Value Index	3.20	%**
S&P 500® Index	6.14	%**

Class C Shares (without sales charge)	7.75%
Class C Shares (with sales charge)	6.75%
Russell 3000® Value Index	6.34	%**
S&P 500® Index	7.99	%**

†	Not annualized.
*	Class A and Class C Shares of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011 and July 18, 2011, respectively.
**	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

5

EIC VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2012

(Unaudited)

Comparison of Change in Value of $100,000 Investment in EIC Value Fund’s Institutional Class Shares

vs. Russell 3000® Value Index and S&P 500® Index

Average Annual Returns for the Year Ended April 30, 2012
	Since Inception*
Institutional Class Shares	7.24%
Russell 3000® Value Index	0.61	%**
S&P 500® Index	4.76	%**

*	Institutional Class Shares of the EIC Value Fund (the “Fund”) commenced operations on May 1, 2011.
**	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.50%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated May 1,2011, are 1.83% and 1.25% for Class A Shares, 2.58% and 2.00% for Class C Shares and 1.58% and 1.00% for Institutional Class Shares, respectively, of the Class’ average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

6

EIC VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with limited operating history. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated.

The Fund intends to evaluate performance as compared to that of the Russell 3000® Value Index and the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

7

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	EIC Value Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,084.90	$6.48
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27
Class C Shares
Actual	$1,000.00	$1,080.80	$10.35
Hypothetical (5% return before expenses)	1,000.00	1,014.92	10.02
Institutional Class Shares
Actual	$1,000.00	$1,086.50	$5.19
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02

*

Expenses are equal to the Fund’s annualized expense ratio for the six month period ended April 30, 2012 of 1.25%, 2.00%, and 1.00% for Class A, Class C, and Institutional Class Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total returns for the Fund of 8.49%, 8.08%, and 8.65% for Class A, Class C, and Institutional Class Shares, respectively.

9

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	29.8%	$19,786,090
Financial	20.5	13,620,515
Consumer, Cyclical	11.1	7,397,803
Energy	7.5	5,009,053
Communications	7.5	4,991,502
Basic Materials	7.0	4,630,334
Technology	6.7	4,482,495
Industrial	2.7	1,781,648
Registered Investment Company	7.6	5,073,144
Liabilities In Excess of Other Assets	(0.4)	(293,308)

NET ASSETS	100%	$66,479,276

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

EIC VALUE FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 92.8%
Basic Materials — 7.0%
Barrick Gold Corp.	49,340	$1,994,816
Newmont Mining Corp.	34,955	1,665,606
Sigma-Aldrich Corp.	13,680	969,912

		4,630,334

Communications — 7.5%
Cisco Systems, Inc.	96,485	1,944,173
eBay, Inc.*	26,170	1,074,279
Google, Inc., Class A*	3,260	1,973,050

		4,991,502

Consumer, Cyclical — 11.1%
CVS Caremark Corp.	28,100	1,253,822
Staples, Inc.	84,625	1,303,225
Target Corp.	38,440	2,227,214
Wal-Mart Stores, Inc.	44,365	2,613,542

		7,397,803

Consumer, Non-cyclical — 29.8%
Baxter International, Inc.	28,935	1,603,288
CR Bard, Inc.	16,630	1,645,705
Dr Pepper Snapple Group, Inc.	49,895	2,024,739
GlaxoSmithKline PLC, SP ADR.	28,035	1,296,058
Johnson & Johnson	29,790	1,939,031
Medtronic, Inc.	59,700	2,280,540
Molson Coors Brewing Co.,
Class B	71,195	2,960,288
PepsiCo, Inc.	40,050	2,643,300
Procter & Gamble Co. (The)	30,505	1,941,338
Unilever NV, NY Shares	42,265	1,451,803

		19,786,090

Energy — 7.5%
Chevron Corp	12,070	1,286,179
ConocoPhillips	19,670	1,408,962

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Exxon Mobil Corp.	26,800	$2,313,912

		5,009,053

Financial — 20.5%
American Express Co.	28,000	1,685,880
Charles Schwab Corp. (The)	133,885	1,914,556
Chubb Corp. (The)	21,900	1,600,233
PNC Financial Services Group, Inc.	29,585	1,962,077
SunTrust Banks, Inc.	38,630	937,936
Torchmark Corp.	19,855	967,137
Travelers Cos, Inc. (The)	20,225	1,300,872
US Bancorp	39,330	1,265,246
Wells Fargo & Co.	59,425	1,986,578

		13,620,515

Industrial — 2.7%
Northrop Grumman Corp.	28,155	1,781,648

Technology — 6.7%
Dell, Inc.*	95,435	1,562,271
Microsoft Corp.	91,200	2,920,224

		4,482,495

TOTAL COMMON STOCKS (Cost $58,447,030)		61,699,440

The accompanying notes are an integral part of the financial statements.

11

EIC VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
REGISTERED INVESTMENT COMPANY — 7.6%
Dreyfus Institutional Reserves Treasury Prime Fund	5,073,144	$5,073,144

TOTAL REGISTERED INVESTMENT COMPANY (Cost $5,073,144)		5,073,144

TOTAL INVESTMENTS - 100.4% (Cost $63,520,174)		66,772,584
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(293,308)

NET ASSETS - 100.0%		$66,479,276

*	Non-income producing.

SP ADR	Sponsored Depositary Receipt

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $63,520,174)	$66,772,584
Receivable for capital shares sold	497,949
Dividends and interest receivable	43,484
Prepaid expenses and other assets	40,808

Total assets	67,354,825

Liabilities
Payable for investments purchased	753,919
Payable for capital shares redeemed	37,004
Payable to Adviser	13,347
Payable for transfer agent fees	14,788
Payable for administration and accounting fees	7,070
Payable to custodian	3,529
Payable for shareholder servicing fees	2,662
Accrued expenses	43,230

Total liabilities	875,549

Net Assets	$66,479,276

Net Assets Consisted of:
Capital stock, $0.01 par value	$62,435
Paid-in capital	62,986,410
Accumulated net investment income	131,636
Accumulated net realized gain from investments	46,385
Net unrealized appreciation on investments	3,252,410

Net Assets	$66,479,276

Class A:
Net asset value, offering and redemption price per share ($33,969,233 / 3,189,211)	$10.65

Maximum offering price per share (100/94.5 of $10.65)	$11.27

Class C:
Net asset value, offering and redemption price per share ($13,756,028 / 1,296,253)	$10.61

Institutional Class:
Net asset value, offering and redemption price per share ($18,754,015 / 1,758,006)	$10.67

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$515,947
Less: foreign taxes withheld	(4,000)

Total investment income	511,947

Expenses
Advisory fees (Note 2)	184,944
Transfer agent fees (Note 2)	84,428
Administration and accounting fees (Note 2)	68,257
Registration and filing fees	47,030
Legal fees	30,624
Distribution fees (Class C) (Note 2)	29,016
Distribution fees (Class A) (Note 2)	28,385
Custodian transaction and out of pocket fees (Note 2)	22,564
Audit fees	17,500
Printing and shareholder reporting fees	17,302
Trustees’ and officers’ fees	16,514
Shareholder servicing fees (Class C) (Note 2)	9,672
Other expenses	9,953

Total expenses before waivers and reimbursements	566,189

Less: waivers and reimbursements (Note 2)	(252,524)

Net expenses after waivers and reimbursements	313,665

Net investment income	198,282

Net realized and unrealized gain from investments:
Net realized gain from investments	46,385
Net change in unrealized appreciation on investments	3,252,410

Net realized and unrealized gain on investments	3,298,795

Net increase in net assets resulting from operations	$3,497,077

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Changes in Net Assets

For the Year Ended April 30, 2012
Increase in net assets from operations:
Net investment income	$198,282
Net realized gain from investments	46,385
Net change in unrealized appreciation from investments	3,252,410

Net increase in net assets resulting from operations	3,497,077

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(46,657)
Class C	(9,446)
Institutional Class	(46,869)

Total net investment income	(102,972)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	63,085,171

Total increase in net assets.	66,479,276

Net assets
Beginning of year	—

End of year	$66,479,276

Accumulated net investment income, end of year	$131,636

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Period May 19, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income(1)	0.08
Net realized and unrealized gain on investments	0.61

Net increase in net assets resulting from operations	0.69

Dividends and distributions to shareholders from:
Net investment income	(0.04)

Net asset value, end of period	$10.65

Total investment return(2)	6.97%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$33,969
Ratio of expenses to average net assets	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.07	%(3)
Ratio of net investment income to average net assets	0.81	%(3)
Portfolio turnover rate	12.68	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover for the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Period July 18, 2011* to April 30, 2012
Per Share Operating Performance
Net asset value, beginning of period	$9.88

Net investment loss(1)	(0.01)
Net realized and unrealized gain on investments	0.77

Net increase in net assets resulting from operations	0.76

Dividends and distributions to shareholders from:
Net investment income	(0.03)

Net asset value, end of period	$10.61

Total investment return(2)	7.75%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$13,756
Ratio of expenses to average net assets	2.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.69	%(3)
Ratio of net investment loss to average net assets	(0.01	)%(3)
Portfolio turnover rate	12.68	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Reflects portfolio turnover for the Fund for the year ended April 30, 2012.

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class For the Year Ended April 30, 2012*
Per Share Operating Performance
Net asset value, beginning of year	$10.00

Net investment income(1)	0.11
Net realized and unrealized gain on investments	0.61

Net increase in net assets resulting from operations	0.72

Dividends and distributions to shareholders from:
Net investment income	(0.05)

Net asset value, end of year	$10.67

Total investment return(2)	7.24%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$18,754
Ratio of expenses to average net assets	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	2.40%
Ratio of net investment income to average net assets	1.13%
Portfolio turnover rate	12.68%

*	The Institutional Class commenced operations on May 1, 2011.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class C Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within 12 months (through December 31, 2011) and within 18 months (effective January 1, 2012) after a purchase. As of April 30, 2012, the Retail Class Shares had not been issued.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

19

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$61,699,440	$61,699,440	$—	$—
Registered Investment Company	5,073,144	5,073,144	—	—

Total Investments	$66,772,584	$66,772,584	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

20

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services,

21

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2015, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2012, the amount of potential recovery was as follows:

Expiration
April 30, 2015
$225,018

As of April 30, 2012, investment advisory fees payable to the Adviser were $13,347. For the year ended April 30, 2012, the Adviser waived fees of $184,944 and reimbursed expenses of $40,074.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued administration and accounting fees totaling $68,257, and waived fees totaling $15,264.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued transfer agent fees totaling $84,428, and waived fees totaling $9,274.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, the Custodian accrued fees totaling $22,564, and waived fees totaling $2,968.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the year ended April 30, 2012, the Underwriter received $11,821 in underwriting commissions and $115,527 in sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares, respectively.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $4,439. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$61,635,523	$3,234,879

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

4. Capital Share Transactions

For the year or period ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year or Period Ended April 30, 2012*
	Shares	Amount
Class A Shares
Sales	3,264,483	$33,044,596
Reinvestments	4,271	41,859
Redemption Fees**	—	3,427
Redemptions	(79,543)	(826,214)

Net increase	3,189,211	$32,263,668

Class C Shares
Sales	1,301,201	$13,225,698
Reinvestments	923	9,040
Redemption Fees**	—	1,171
Redemptions	(5,871)	(61,233)

Net increase	1,296,253	$13,174,676

Institutional Class Shares
Sales	1,843,056	$18,486,716
Reinvestments	4,771	46,802
Redemption Fees**	—	3,069
Redemptions	(89,821)	(889,760)

Net increase	1,758,006	$17,646,827

*	Class A, Class C, and Institutional Class Shares of the Fund commenced operations on May 19, 2011, July 18, 2011 and May 1, 2011, respectively.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, these adjustments were $36,326 to increase accumulated net investment income and $36,326 to decrease paid-in-capital. These adjustments are primarily attributable to disallowed expenses. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal year ended April 30, 2012, the tax character of distributions paid by the Fund was $102,972 of ordinary income dividends. Distributions from net investment income are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$ —	$177,977	$44	$3,252,410

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$63,520,174

Gross unrealized appreciation	$4,001,864
Gross unrealized depreciation	(749,454)

Net unrealized appreciation	$3,252,410

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year

25

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2012

end subject to the Modernization Act is April 30, 2012. As of April 30, 2012, the Fund did not have any capital loss carryforwards.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

26

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the EIC Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the EIC Value Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2012, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 1, 2011 (commencement of operations) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EIC Value Fund of FundVantage Trust at April 30, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the period May 1, 2011 (commencement of operations) to April 30, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2012

27

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $102,972 of ordinary income dividends. Dividends from net investment income are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 100.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

28

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

29

EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

30

EIC VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35

Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

31

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1 Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

32

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

33

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of DelawarePublic Service Commission from 1997 to 2004.	35

American

Express

Receivables

Financing

Corporation II;

BNP US

Funding

L.L.C.; Merrill

Lynch

Mortgage

Investors, Inc.;

SDG&E

Funding LLC;

Dole Food

Automatic

Common

Exchange

Security Trust;

Swift

Mandatory

Common

Exchange

Security Trust.

34

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

35

Investment Adviser

Equity Investment Corporation

3007 Piedmont Road, NE

Suite 200

Atlanta, GA 30305

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Class A Shares

Class C Shares

Institutional Class Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund.

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Shareholders,

The Estabrook Investment Grade Fixed Income Fund (the “Fund”) has completed its first full year of operations as of April 30, 2012. The fiscal year was quite volatile as the problems of Europe waxed and waned throughout the year. For the year ending April 30, 2012, the Fund returned 3.52% net. As a comparison, the Fund’s benchmark, the Barclays Intermediate Government/Credit Index returned 5.86% during the same period. The markets were whipsawed during this period as Europe’s problems adversely affected the domestic corporate bond market. The Fund remained overweight in corporate bond securities throughout the year, leading to the underperformance. Yet, a turning point came in early December as the European Central Bank (ECB) injected liquidity into the system through their Long Term Refinancing Operations (LTROs) which was a 3-year loan program to European financial institutions. A dramatic bounce in investment grade corporate bonds followed as market fears over a financial contagion were alleviated. The market response to the ECB intervention could be seen in the performance of the Fund.

As we enter the new fiscal year, the market once again is faced with problems emanating out of Europe. Uncertainty as to whether Greek voters will elect to stay in the European Union in addition to increased fears of a Spanish banking crisis has once again put pressure on the credit markets. We have seen investors flock towards the safety of German Bunds and US Treasuries. The 10 year Treasury fell to an all-time low of 1.45% as investors focused on capital preservation even as these securities have negative real yields. Until the politicians in Europe are able to take hard decisive actions to resolve the European crisis, we continue to believe that Europe will remain a drag for the foreseeable future as slower growth and higher unemployment continue to plague the region. We also continue to focus on the politics in the United States. As the fiscal cliff looms, we remain focused on both the results of the upcoming presidential election and the ability of the politicians to avoid the tough austerity measures which are set to kick in.

As we deal with future uncertainty in both Europe and the United States, the Fund has taken a more balanced approach. We have extended the duration of our portfolio as we remain defensive while the events in Europe play out. We have increased our Treasury holdings and have continued to add longer duration investment grade corporate bonds. We remain overweight in corporate credit as we believe these securities will benefit from strong balance sheets. We continue to invest in companies such as Ford Motor Company. As one of the Fund’s largest holdings, we invested in the company’s bonds with the view that the company would become an investment grade rated corporation. The Ford Motor Company demonstrated a pattern of deleveraging and the bonds have performed well regardless of the events taking place in Europe.

1

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

We believe we are well positioned for the upcoming year and continue to be vigilant. If you have any questions or concerns, please feel free to reach out to us. We would once again like to thank you for investing in the Estabrook Investment Grade Fixed Income Fund.

Daniel Oh

Portfolio Manager

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $100,000 Investment in

Class I Shares of the Estabrook Investment Grade Fixed Income Fund

vs. Barclays Intermediate Government/Credit Index

Average Annual Total Returns For the Fiscal Year Ended April 30, 2012
	1 Year	Since Inception*
Class I Shares	3.52%	3.28%
Barclays Intermediate Government/Credit Index	5.86%	4.46%**

*	The Estabrook Investment Grade Fixed Income Fund (the “Fund”) commenced operations on July 23, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-7443. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.65% and 0.70%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2011, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Estabrook Capital Management LLC (the “Adviser”) has contractually agreed to reduce its fees or reimburse the Fund’s operating expenses in order to limit the total annual operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) for Class I Shares to (i) 0.70% (on an annual basis) of the average daily net assets of the Fund during the period beginning on the

3

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

date of commencement of operations of the Fund and ending August 31, 2012 and (ii) 1.00% (on an annual basis) of average daily net assets of the Fund during the period beginning on September 1, 2012 and ending August 31, 2014. This agreement will terminate on August 31, 2014, unless the Board of Trustees of FundVantage Trust approves an earlier termination.Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 1% redemption fee applies to shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Barclays Intermediate Government/Credit Index (“Barclays Int. Gov./Cr. Index”). The Barclays Int. Gov./Cr. Index is an unmanaged market index that tracks performance of intermediate term U.S. government and corporate bonds. It is impossible to invest directly in an index. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. As interest rates rise the value of bond prices will decline. The Fund may invest in high yield debt (also known as junk bonds) which may cause greater volatility and less liquidity. You may lose money by investing in the Fund.

4

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Estabrook Investment Grade Fixed Income Fund –Class I
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Actual	$1,000.00	$1,046.20	$3.56
Hypothetical (5% return before expenses)	1,000.00	1,021.38	3.52

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2012 of 0.70%, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182) then divided by 366 days to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 4.62%.

6

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	92.4%	$16,127,229
U.S. Treasury Obligations	1.7	302,250
Other Assets in Excess of Liabilities	5.9	1,034,677

NET ASSETS	100.0%	$17,464,156

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — 92.4%
Airlines — 1.2%
Delta Air Lines
Series 2010-2, Class B 6.75%, 11/23/2015 (a)	$ 200,000	$ 201,000

Banks — 25.3%
Ally Financial, Inc. 2.45%, 12/01/2014 (b)	200,000	189,727
Ally Financial, Inc. 5.50%, 02/15/2017	300,000	306,609
Ally Financial, Inc. Callable 06/15/2012 at 100 7.38%, 11/15/2016	125,000	122,645
Citigroup, Inc. 1.24%, 04/01/2014 (b)	800,000	785,038
Fifth Third Capital Trust IV Callable 04/15/2017 at 100 6.50%, 04/15/2037 (c)	700,000	693,000
Goldman Sachs Group, Inc. (The) 3.63%, 02/07/2016	250,000	251,337
Huntington Capital III Callable 05/15/2017 at 100 6.65%, 05/15/2037 (c)	550,000	539,000
JPMorgan Chase & Co. 3.15%, 07/05/2016	100,000	103,640
JPMorgan Chase Capital XVIII 6.95%, 08/17/2036 (c)	300,000	300,750
Morgan Stanley 1.87%, 01/24/2014 (b)	300,000	290,264
Morgan Stanley 4.75%, 03/22/2017	250,000	249,546

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Banks — (Continued)
Morgan Stanley 5.50%, 07/28/2021	$ 300,000	$ 293,290
Wells Fargo & Co. 2.10%, 05/08/2017	300,000	299,760

		4,424,606

Beverage — 1.4%
Pepsico, Inc. Nc 0.35%, 05/10/2013 (b)	250,000	250,508

Biotechnology — 1.5%
Amgen, Inc. Callable 03/15/2021 at 100 4.10%, 06/15/2021	250,000	266,948

Chemicals — 3.0%
Dow Chemical Co. (The) 2.50%, 02/15/2016	150,000	154,985
E.I. Du Pont de Nemours & Co. 1.95%, 01/15/2016	200,000	206,876
Ecolab, Inc. 4.35%, 12/08/2021	150,000	163,571

		525,432

Cosmetics / Personal care — 1.7%
Colgate-Palmolive Co. 2.30%, 05/03/2022	300,000	294,747

Diversified Financial Services — 19.1%
American Express Co., Sub Notes Callable 09/01/2016 at 100 6.80%, 09/01/2066 (c)	300,000	306,450
American Express Credit Corp. 2.38%, 03/24/2017	200,000	203,936

The accompanying notes are an integral part of the financial statements.

8

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Diversified Financial Services — (Continued)
Caterpillar Financial Services Corp. 0.60%, 04/01/2014 (b)	$145,000	$145,596
Ford Motor Credit Co., LLC 4.25%, 02/03/2017	230,000	239,925
Ford Motor Credit Co., LLC 5.75%, 02/01/2021	400,000	450,064
Ford Motor Credit Co., LLC 5.88%, 08/02/2021	300,000	339,026
General Electric Capital Corp. 2.10%, 01/07/2014	200,000	203,610
General Electric Capital Corp. 2.30%, 04/27/2017	300,000	300,407
General Electric Capital Corp. Callable 11/15/2017 at 100 6.38%, 11/15/2067 (c)	200,000	205,750
JPMorgan Chase Capital XXVII 7.00%, 11/01/2039	200,000	201,500
Merrill Lynch & Co., Inc. 6.88%, 11/15/2018	250,000	277,153
SLM Corp. 2.54%, 09/15/2014 (b)	270,000	259,713
SLM Corp. 6.25%, 01/25/2016	200,000	206,000

		3,339,130

Electronics — 2.0%
Jabil Circuit, Inc. 8.25%, 03/15/2018	72,000	83,880

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Electronics — (Continued)
Jabil Circuit, Inc. 5.63%, 12/15/2020	$250,000	$262,500

		346,380

Food — 1.3%
Kraft Foods, Inc. 4.13%, 02/09/2016	200,000	218,684

Healthcare-Products — 1.2%
Boston Scientific Corp. 4.50%, 01/15/2015	200,000	214,998

Healthcare-Services — 1.2%
UnitedHealth Group, Inc. Callable 12/15/2021 at 100 2.88%, 03/15/2022	210,000	209,815

Insurance — 4.5%
Lincoln National Corp. Callable 05/17/2016 at 100 7.00%, 05/17/2066 (c)	250,000	242,500
Lincoln National Corp. Callable 04/20/2017 at 100 6.05%, 04/20/2067 (c)	300,000	279,000
MetLife, Inc. 2.38%, 02/06/2014	250,000	255,834

		777,334

Leisure Time — 1.8%
Harley-Davidson Financial Services, Inc. 3.88%, 03/15/2016 (a)	300,000	314,530

The accompanying notes are an integral part of the financial statements.

9

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Lodging — 1.4%
Wyndham Worldwide Corp. Callable 02/01/2017 at 100 2.95%, 03/01/2017	$250,000	$249,872

Media — 4.5%
NBC Universal Media, LLC 2.88%, 04/01/2016	200,000	209,156
Time Warner Cable, Inc. Callable 06/01/2021 at 100 4.00%, 09/01/2021	100,000	103,825
Time Warner, Inc. 3.15%, 07/15/2015	200,000	211,700
Viacom, Inc. 3.88%, 12/15/2021	250,000	262,071

		786,752

Oil & Gas — 3.9%
Anadarko Petroleum Corp. 5.95%, 09/15/2016	200,000	231,229
BP Capital Markets PLC 3.20%, 03/11/2016	100,000	106,534
Marathon Petroleum Corp. 3.50%, 03/01/2016 (a)	125,000	131,115
Rowan Cos., Inc. 5.00%, 09/01/2017	200,000	215,859

		684,737

Pipelines — 3.8%
Enterprise Products Operating LLC Callable 01/15/2018 at 100 7.03%, 01/15/2068 (c)	235,000	252,038

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Pipelines — (Continued)
Kinder Morgan Energy Partners LP Callable 06/01/2022 at 100 3.95%, 09/01/2022	$300,000	$302,114
Plains All American Pipeline LP/PAA Finance Corp. 5.63%, 12/15/2013	100,000	106,626

		660,778

REIT — 5.7%
BioMed Realty LP Callable 03/15/2016 at 100 3.85%, 04/15/2016	200,000	207,563
DDR Corp. 5.50%, 05/01/2015	165,000	174,410
DDR Corp. 7.50%, 04/01/2017	200,000	229,377
Digital Realty Trust LP 5.25%, 03/15/2021	250,000	264,790
Health Care REIT, Inc. Callable 01/01/2019 at 100 4.13%, 04/01/2019	120,000	120,912

		997,052

Retail — 1.3%
Macy’s Retail Holdings, Inc. 5.75%, 07/15/2014	200,000	218,861

Software — 1.2%
Microsoft Corp. 2.95%, 06/01/2014	200,000	209,766

Telecommunications — 2.2%
Cisco Systems, Inc. 3.15%, 03/14/2017	150,000	163,622

The accompanying notes are an integral part of the financial statements.

10

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Portfolio of Investments (Concluded)

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Telecommunications — (Continued)
Vodafone Group PLC 2.88%, 03/16/2016	$200,000	$210,677

		374,299

Transportation — 3.2%
Gulfmark Offshore, Inc. Callable 03/15/2017 at 103.19 6.38%, 03/15/2022 (a)	550,000	561,000

TOTAL CORPORATE BONDS AND NOTES (Cost $15,726,154)		16,127,229

U.S. TREASURY OBLIGATIONS — 1.7%
United States Treasury Note — 1.7%
2.00%, 02/15/2022.	300,000	302,250

TOTAL U.S. TREASURY OBLIGATIONS (Cost $291,746)		302,250

TOTAL INVESTMENTS - 94.1% (Cost $16,017,900)		16,429,479
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9%		1,034,677

NET ASSETS - 100.0%		$17,464,156

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2012, these securities amounted to $1,207,645 or 6.9% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b)	Variable or Floating Rate Security. Rate shown is as of April 30, 2012.

(c)	Fix-to Float Bond. Rate shown is as of April 30, 2012.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

11

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $16,017,900)	$16,429,479
Cash	1,180,872
Receivable for investments sold	303,495
Dividends and interest receivable	159,686
Receivable from Investment Adviser	16,278
Prepaid expenses and other assets	16,349

Total assets	18,106,159

Liabilities
Payable for investments purchased	594,507
Payable for capital shares redeemed	321
Payable for distributions to shareholders	14
Payable for audit fees	24,000
Payable for transfer agent fees	7,172
Payable for administration and accounting fees	4,995
Payable to custodian	2,819
Payable for legal fees	1,746
Accrued expenses	6,429

Total liabilities	642,003

Net Assets	$17,464,156

Net Assets Consisted of:
Capital stock, $0.01 par value	$17,304
Paid-in capital	17,294,961
Accumulated net investment income	12,152
Accumulated net realized loss from investments	(271,840)
Net unrealized appreciation on investments	411,579

Net Assets	$17,464,156

Class I:
Shares outstanding	1,730,410

Net asset value, offering and redemption price per share ($17,464,156 / 1,730,410)	$10.09

The accompanying notes are an integral part of the financial statements.

12

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Interest	$587,119

Total investment income	587,119

Expenses
Advisory fees (Note 2)	98,460
Administration and accounting fees (Note 2)	51,739
Registration and filing fees	46,603
Transfer agent fees (Note 2)	41,440
Printing and shareholder reporting fees	37,641
Legal fees	35,515
Audit fees	23,946
Trustees’ and officers’ fees	16,141
Custodian transaction and out of pocket fees (Note 2)	13,995
Other expenses	11,319

Total expenses before waivers and reimbursements	376,799

Less: waivers and reimbursements (Note 2)	(270,765)

Net expenses after waivers and reimbursements	106,034

Net investment income	481,085

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(180,525)
Net change in unrealized appreciation on investments	276,651

Net realized and unrealized gain on investments	96,126

Net increase in net assets resulting from operations	$577,211

The accompanying notes are an integral part of the financial statements.

13

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment income	$481,085	$185,815
Net realized loss from investments	(180,525)	(79,163)
Net change in unrealized appreciation from investments	276,651	134,928

Net increase in net assets resulting from operations	577,211	241,580

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(481,085)	(185,815)

Total net investment income	(481,085)	(185,815)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	4,333,832	12,978,433

Total increase in net assets	4,429,958	13,034,198

Net assets
Beginning of period	13,034,198	—

End of period	$17,464,156	$13,034,198

Accumulated net investment income, end of period	$12,152	$—

*	The Fund commenced investment operations on July 23, 2010.

The accompanying notes are an integral part of the financial statements.

14

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2012	For the Period July 23, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.06	$10.00

Net investment income(1)	0.32	0.17
Net realized and unrealized gain on investments(1)	0.03	0.06

Net increase in net assets resulting from operations	0.35	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.32)	(0.17)

Net asset value, end of period	$10.09	$10.06

Total investment return(2)	3.52%	2.29%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$17,464	$13,034
Ratio of expenses to average net assets	0.70%	0.70	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.49%	2.65	%(3)
Ratio of net investment income to average net assets	3.18%	2.24	%(3)
Portfolio turnover rate	50.01%	98.85	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Estabrook Investment Grade Fixed Income Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on July 23, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. As of April 30, 2012, Class A, Class C and Class R Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

16

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2012

• Level 1 —  quoted prices in active markets for identical securities;

• Level 2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	xxxxxxxxxxxx	xxxxxxxxxxxx	xxxxxxxxxxxx	xxxxxxxxxxxx
	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$16,127,229	$—	$16,127,229	$—
U.S. Treasury Obligations	302,250	—	302,250	—

Total Investments	$16,429,479	$—	$16,429,479	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

17

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2012

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Estabrook Capital Management LLC (“Estabrook” or the “Adviser”) serves as the investment adviser

18

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2012

to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed: (i) 0.70% (on an annual basis) of the average daily net assets of the Fund during the period beginning on the date of commencement of operations of the Fund and ending August 31, 2012 and (ii) 1.00% (on an annual basis) of average daily net assets of the Fund during the period beginning on September 1, 2012 and ending August 31, 2014 (the “Expense Limitation”) unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At April 30, 2012, the amount of potential recovery by the Adviser was as follows:

Expiration April 30, 2014	Expiration April 30, 2015
$140,612	$270,765

For the year ended April 30, 2012, investment advisory fees accrued and waived were $98,460 and fees reimbursed by the Adviser were $172,305.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

19

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2012

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. The Trust and the Underwriter are parties to an underwriting agreement. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended.The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $5,389. During the period there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$11,525,464	$6,934,186
U.S. Government Securities	291,656	—

4. Capital Share Transactions

For the year ended April 30, 2012 and the period from commencement of operations through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount
Class I Shares
Sales	401,233	$4,003,121	1,299,809	$13,017,735
Reinvestments	48,316	479,170	18,508	185,688
Redemptions**	(14,782)	(148,459)	(22,674)	(224,990)

Net increase	434,767	$4,333,832	1,295,643	$12,978,433

*	Class I Shares commenced operations on July 23, 2010.
**	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 90 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. For the year ended April 30, 2012, there were no redemption fees.

20

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Continued)

April 30, 2012

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. For the fiscal year ended April 30, 2012, these adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $12,152. These permanent differences were primarily attributable to sales of preferred securities.

For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $481,085 of ordinary income dividends. For the period ended April 30, 2011, the tax character of distributions paid by the Fund was $185,815 of ordinary income dividends. Distributions from net investment income and short-term capital gains were treated as ordinary income for federal income tax purposes.

As of April 30, 2012, components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$(271,841)	$14,010	—	$409,735

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$16,019,744

Gross unrealized appreciation	472,677
Gross unrealized depreciation	(62,942)

Net unrealized appreciation	$409,735

21

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Notes to Financial Statements (Concluded)

April 30, 2012

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the”Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012.

As of April 30, 2012, the Fund had capital loss carry forwards of $271,841, of which $4,446 is pre-enactment capital losses and if not utilized against future capital gains, this capital loss carryforward will expire in 2019. Post-enactment capital losses total $267,395, all of which are short-term losses and have an unlimited period of capital loss carryforward.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Estabrook Investment Grade Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Estabrook Investment Grade Fixed Income Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

23

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $481,085 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend and interest income tax rate is 5.40%.

The percentage of qualified interest income related dividends not subject to with holding tax for non-resident aliens and foreign corporations is 97.69%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 5.40%.

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

24

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-7443 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted	Shares
	“FOR”	“WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

25

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account.We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-7443.

26

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 447-7443.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing 2003 to 2008.	35

Copeland Trust

(registered

investment

company) (1

portfolio);

Brandywine

Fund

Inc.(registered

investment

company) (1

portfolio);

Brandywine

Blue Fund Inc.

(registered

investment

company) (2

portfolios);

Trustee of

Widener

University.

27

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

28

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

29

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35

American

Express

Receivables

Financing

Corporation II;

BNP US

Funding

L.L.C.; Merrill

Lynch

Mortgage

Investors, Inc.;

and SDG&E

Funding LLC;

Dole Food

Automatic

Common

Exchange

Security Trust;

Swift

Mandatory

Common

Exchange

Security Trust.

30

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

31

Investment Adviser

Estabrook Capital Management LLC

875 Third Avenue, 15th Floor

New York, NY 10022

Administrator and Fund Accounting Agent

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent and Dividend Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19132

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

ESTABROOK INVESTMENT

GRADE FIXED INCOME

FUND

of

FundVantage Trust

Class I Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Estabrook Investment Grade Fixed Income Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Estabrook Investment Grade Fixed Income Fund.

FORMULA INVESTING FUNDS

of

FundVantage Trust

Formula Investing U.S. Value 1000 Fund

Class A Shares

Formula Investing U.S. Value Select Fund

Class A Shares

Class I Shares

Formula Investing International Value 400 Fund

Class A Shares

Formula Investing International Value Select Fund

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Formula Investing Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Formula Investing Funds.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S Value Select Fund

Formula Investing International Value 400

Fund Formula Investing International Value Select Fund

Annual Investment Adviser’s Report

April 30, 2012 (Unaudited)

Dear Shareholder,

We are pleased to report the results for our family of Funds.

The Formula Investing U.S. Value 1000 Fund earned 3.67% net of fees and expenses for the one-year period ending April 30, 2012. The Formula Investing U.S. Value Select Fund earned 7.63% net of fees and expenses for the one-year period ending April 30, 2012. Over this same period of time, the Fund’s benchmark, the Russell 1000 Index earned 4.11%.

The past year has been yet another difficult one for most value investors. The general out-performance of growth versus value has now persisted for a very long five years. Our Funds’ lack of correlation with many other value-oriented funds is a function of what we view as a unique approach to stock selection and portfolio construction. For the past year, this manifested itself in two main ways for the Formula Investing U.S. Value 1000 Fund. First, the Formula Investing U.S. Value 1000 Fund was significantly underweight in the energy sector relative to market capitalization benchmarks – which was beneficial given the relatively poor returns for large energy stocks. Second, while our exposure to the financial sector has been roughly similar to the Russell 1000 Index, the Formula Investing U.S. Value 1000 Fund’s investments in the financial sector markedly outperformed those in the Russell 1000 Index.

Our picks in information technology underperformed the Russell 1000 Index’s – largely because of the extremely strong performance by large cap components such as Apple, Microsoft, MasterCard and Visa. We held these stocks in the Formula Investing U.S. Value 1000 Fund, but our smaller and less concentrated positions were not able to capitalize on the strength of these stocks as much as the Russell 1000 Index in the trailing year.

The Formula Investing U.S. Value Select Fund’s out-performance was mostly driven by its investments in the health care sector. Over the trailing year, the health care stocks in the Formula Investing U.S. Value Select Fund outperformed both the health care sector and the Russell 1000 Index by a very wide margin. Although to a much lesser extent, performance was also aided by minimal exposure to energy-related investments.

The Formula Investing International Value 400 Fund earned -13.36% net of fees and expenses for the one-year period ending April 30, 2012. The Formula Investing International Value Select Fund earned -18.95% net of fees and expenses for the one-year period ending April 30, 2012. Over the same period of time, the Fund’s benchmark, the MSCI World (Ex US) Index earned -12.99%.

Both of the international Funds were beneficiaries of under-exposure to financial stocks, while neither sector nor country weightings were otherwise material drivers of performance over the past year. As was the case for all of the Funds, stock picking was the primary determinant of performance, both good and bad. Unfortunately for the Formula Investing International Value Select Fund, the performance of our highest-rated stocks was unusually poor, which accounted for virtually all of the Fund’s underperformance relative to the MSCI World (Ex US) Index.

As aforementioned, stock selection for all of the Funds is done in what we consider to be a unique manner. Our analysts endeavor to accurately and rigorously measure the operating performance of a broad universe of equities. They do not prognosticate at all. More simply, the approach is “Just the facts, ma’am”. This facts-based approach to equities selection entails a facts-based approach to financial analysis. GAAP accounting includes a very significant element of judgment. For all the equities that we analyze, we seek to measure it as if we were buying the whole company. As such, our facts-oriented approach to financial analysis seeks to remove the discretionary elements of GAAP, and instead seeks to assess each company’s level of cheapness and capital efficiency by following a consistent and systematic analytical process. It is our strong belief that this process will result in the creation of attractive investor returns over time.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S Value Select Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund

Annual Investment Adviser’s Report

April 30, 2012 (Unaudited) (Concluded)

While past is not necessarily prologue, it is the underlying logic of our approach that will hopefully instill confidence in our investors. We hope that this logic along with its consistent application through varying investment environments will enable our investors to endure a road that will surely have some bumps, but one that we also expect to be highly rewarding.

Sincerely,

Joel Greenblatt

Co-Portfolio Manager

Robert Goldstein

Co-Portfolio Manager

This letter is intended to assist shareholders in understanding how the Funds performed during the period ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

Portfolio composition is subject to change. The current and future holdings of the Funds are subject to investment risk.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing U.S. Value 1000 Fund Class A Shares vs Russell 1000® Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Class A Shares	3.67%	14.84%
Russell 1000® Index	4.11%	13.18%**

*	The Formula Investing U.S. Value 1000 Fund (the “Fund”) commenced operations on November 3, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.12% and 1.26%, respectively, for Class A Shares, of the Fund’s average daily net assets. This rate may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing U.S. Value Select Fund Class A Shares vs Russell 1000® Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Class A Shares	7.63%	17.30%
Russell 1000® Index	4.11%	13.18	%**

*	The Formula Investing U.S. Value Select Fund (the “Fund”) commenced operations on November 3, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 1.62% and 1.36%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Annual Report

Performance Data (Continued)

April 30, 2012

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the Formula Investing U.S. Value Select Fund Class I Shares vs Russell 1000® Index

Total Returns for the Period Ended April 30, 2012*
	Since Inception**
Class I Shares	15.51%
Russell 1000® Index	15.31	%***

*	Not annualized

**	The Formula Investing U.S. Value Select Fund (the “Fund”) commenced operations on December 13, 2011.

*** Benchmark	performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class I share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 1.37% and 1.11%, respectively, for Class I Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the Russell 1000® Index. The Russell 1000® Index is an unmanaged index that measures the performance of the highest ranking 1,000 stocks, representing about 90% of the total capitalization of the entire U.S. stock market. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing International Value 400 Fund Class A Shares vs MSCI World (Ex US) Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Class A Shares	-13.36%	-3.27%
MSCI World (Ex US) Index	-12.99%	-1.71	%**

*	The Formula Investing International Value 400 Fund (the “Fund”) commenced operations on December 17, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 4.06% and 1.35%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.10% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets in the world except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in the Formula Investing International Value Select Fund Class A Shares vs MSCI World (Ex US) Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Class A Shares	-18.95%	-9.09%
MSCI World (Ex US) Index	-12.99%	-1.71	%**

*	The Formula Investing International Value Select Fund (the “Fund”) commenced operations on December 17, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class A share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.68% and 1.45%, respectively, for Class A Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.20% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Annual Report

Performance Data (Continued)

April 30, 2012

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in the Formula Investing International Value Select Fund Class I Shares vs MSCI World (Ex US) Index

Total Returns for the Period Ended April 30, 2012*
Since Inception**
Class I Shares	-14.12%
MSCI World (Ex US) Index	-9.04%***

*	Not annualized

**	The Formula Investing International Value Select Fund (the “Fund”) Class I Shares commenced operations on June 30, 2011.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Class I share class applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 2.43% and 1.20%, respectively, for Class I Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund by an amount necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.20% of average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate performance as compared to that of the MSCI World (Ex US) Index. MSCI World (Ex US) Index is a stock market index comprised of a collection of stocks from all of the developed markets except the U.S. Index returns do not include transaction costs, taxes, management fees or any other costs. It is impossible to invest directly in an index.

An investment in the Fund is subject to value investing risk, which is the risk that a security believed to be undervalued does not appreciate in value as anticipated. The Fund invests in securities of foreign issuers, including depository receipts. These markets are subject to special risks associated with foreign investments such as currency fluctuation, political and economic stability and differences in accounting and regulatory standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks. An investment in the Fund is also subject to portfolio turnover risk which may result in higher brokerage costs to the Fund, higher net taxable gain for shareholders, and may reduce Fund returns.

FORMULA INVESTING FUNDS

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Formula Investing Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2011 through April 30, 2012 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund Class A Shares, Formula Investing International Value 400 Fund, and Formula Investing International Value Select Fund, and from December 13, 2011, commencement of operations, through April 30, 2012 for Class I Shares of the Formula Investing U.S. Value Select Fund and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FORMULA INVESTING FUNDS

Fund Expense Disclosure (Continued)

April 30, 2012

(Unaudited)

	Formula Investing Funds
	Beginning Account Value	Ending Account Value	Annualized	Expenses Paid
	November 1, 2011	April 30, 2012	Expense Ratio	During Period
Formula Investing U.S. Value 1000 Fund
Class A Shares
Actual	$1,000.00	$1,132.30	1.25%	$6.63	*
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.25%	6.27	*
Formula Investing U.S. Value Select Fund
Class A Shares
Actual	$1,000.00	$1,121.00	1.35%	$7.12	*
Hypothetical (5% return before expenses)	1,000.00	1,018.15	1.35%	6.77	*
Class I Shares**
Actual	$1,000.00	$1,155.10	1.10%	$4.50	**
Hypothetical (5% return before expenses)	1,000.00	1,019.39	1.10%	5.52	**
Formula Investing International Value 400 Fund
Class A Shares
Actual	$1,000.00	$1,033.10	1.35%	$6.82	*
Hypothetical (5% return before expenses)	1,000.00	1,018.15	1.35%	6.77	*
Formula Investing International Value Select Fund
Class A Shares
Actual	$1,000.00	$1,002.10	1.45%	$7.22	*
Hypothetical (5% return before expenses)	1,000.00	1,017.65	1.45%	7.27	*
Class I Shares
Actual	$1,000.00	$1,002.80	1.20%	$5.98	*
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.20%	6.02	*

*

Expenses are equal to the Funds’ annualized expense ratios for the six month period ended April 30, 2012, in the table above, which include waived fees and/or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year then divided by 366 to reflect the one-half year period. The Funds’ ending account value on the first line in each table are based on the actual six month returns for Class A Shares of 13.23%, 12.10%, 3.31% and 0.21% for Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund, and for Class I Shares of 0.28% for Formula Investing International Value Select Fund, respectively, and since inception for Class I Shares of 15.51% for Formula Investing U.S. Value Select Fund.

**

Class I Shares of The Formula Investing U.S. Value Select Fund commenced operations on December 13, 2011. Expenses are equal to Class I Shares’ annualized expense ratios for the period from December 13, 2011 to April 30, 2012, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (139), then divided by 366 to reflect the period. Hypothetical expenses are as if the Class I Shares had been in existence from November 1, 2011, and are equal to the Class I Share’s annualized expense ratios, multiplied

FORMULA INVESTING FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

by the average account value over the period, multiplied by the number of days in the most recent six-month period (182), then divided by 366 to reflect the period.

FORMULA INVESTING FUNDS

Formula Investing Funds

Portfolio Holdings Summary Tables

April 30, 2012

(Unaudited)

The following tables presents a summary by sector of the portfolio holdings of the Funds:

Formula Investing U.S. Value 1000 Fund

	% of Net Assets	Value
Common Stocks:
Consumer, Non-Cyclical	29.4%	$11,491,941
Financial	16.3	6,356,863
Technology	14.4	5,614,310
Consumer, Cyclical	13.6	5,310,173
Industrial	12.5	4,895,487
Communications	8.8	3,451,017
Basic Materials	2.4	941,675
Energy	1.1	441,924
Utilities	0.0	2,702
Diversified	0.0	621
Exchange Traded Funds	1.3	504,989
Other Assets in Excess of Liabilities	0.2	77,113

NET ASSETS	100.0%	$39,088,815

Formula Investing International Value 400 Fund

	% of Net Assets	Value
Common Stocks:
Consumer, Non-cyclical	21.4%	$2,589,792
Communications	18.7	2,256,299
Industrial	17.5	2,117,725
Consumer, Cyclical	16.7	2,023,116
Basic Materials	12.7	1,534,928
Technology	7.5	906,005
Energy	3.1	373,411
Financial	0.4	45,153
Diversified	0.1	17,085
Utilities	0.0	2,028
Rights	0.0	20
Exchange Traded Funds	0.4	55,040
Other Assets in Excess of Liabilities	1.5	177,707

NET ASSETS	100.0%	$12,098,309

Formula Investing U.S. Value Select Fund

	% of Net Assets	Value
Common Stocks:
Consumer, Non-Cyclical	41.5%	$72,288,236
Technology	19.7	34,286,029
Industrial	13.4	23,297,044
Communications	12.0	20,941,635
Consumer, Cyclical	11.6	20,294,459
Exchange Traded Funds	1.6	2,789,390
Other Assets in Excess of Liabilities	0.2	404,401

NET ASSETS	100.0%	$174,301,194

Formula Investing International Value Select Fund

	% of Net Assets	Value
Common Stocks:
Communications	19.3%	$4,613,402
Industrial	16.2	3,875,034
Consumer, Cyclical	15.3	3,671,399
Basic Materials	13.7	3,285,858
Consumer, Non-cyclical	12.8	3,056,006
Technology	10.2	2,430,125
Energy	6.1	1,471,404
Financial	0.8	180,611
Diversified	0.5	116,210
Exchange Traded Funds	3.6	855,270
Other Assets in Excess of Liabilities	1.5	358,858

NET ASSETS	100.0%	$23,914,177

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 98.5%
Basic Materials — 2.4%
Air Products & Chemicals, Inc.	5	$427
Albemarle Corp.	361	23,573
Buckeye Technologies, Inc.	1,577	51,111
CF Industries Holdings, Inc.	694	133,984
Coeur d’Alene Mines Corp.*	51	1,099
Cytec Industries, Inc.	18	1,144
Eastman Chemical Co.	696	37,563
Ferro Corp.*	268	1,391
Freeport-McMoRan Copper & Gold, Inc.	2,067	79,166
Globe Specialty Metals, Inc.	46	614
Gold Resource Corp.	30	814
HB Fuller Co.	20	658
Hecla Mining Co.	388	1,661
HudBay Minerals, Inc. (Canada)	77	812
Huntsman Corp.	48	680
Innophos Holdings, Inc.	29	1,426
International Flavors & Fragrances, Inc.	11	662
Kronos Worldwide, Inc.	4,135	98,165
Minerals Technologies, Inc.	787	52,808
Monsanto Co.	12	914
Mosaic Co. (The)	572	30,213
NewMarket Corp.	293	65,403
Nucor Corp.	13	510
Olin Corp.	49	1,027
PolyOne Corp.	1,984	27,498
PPG Industries, Inc.	481	50,620
Reliance Steel & Aluminum Co.	12	671
Rockwood Holdings, Inc.*	23	1,273
RPM International, Inc.	26	691
Schweitzer-Mauduit International, Inc.	45	3,052
Sigma-Aldrich Corp.	11	780
Southern Copper Corp.	3,577	117,612
Steel Dynamics, Inc.	90	1,149
Valspar Corp.	25	1,279
Westlake Chemical Corp.	713	45,596
WR Grace & Co.*	1,772	105,629

		941,675

Communications — 8.8%
ADTRAN, Inc.	3,719	113,504
AMC Networks, Inc., Class A*	27	1,147
Amdocs Ltd. (Channel Islands)*	3,787	121,184
Ancestry.com, Inc.*	3,684	98,363

	Number of Shares	Value
COMMON STOCKS — (Continued)
Communications — (Continued)
Anixter International, Inc.*	786	$53,904
AT&T, Inc.	24	790
BroadSoft, Inc.*	18	771
Cablevision Systems Corp., Class A	1,848	27,387
CBS Corp., Class B	3,263	108,821
Cisco Systems, Inc.	7,338	147,861
Comcast Corp., Class A	20	607
DIRECTV, Class A*	1,660	81,788
Discovery Communications, Inc., Class A*	406	22,094
DISH Network Corp., Class A	4,649	148,629
Expedia, Inc.	2,533	107,982
F5 Networks, Inc.*	11	1,473
Factset Research Systems, Inc.	12	1,258
Gannett Co., Inc.	10,098	139,554
Google, Inc., Class A*	100	60,523
Harris Corp.	2,379	108,340
IAC/InterActiveCorp.	11	530
InterDigital, Inc.	4,859	134,691
Interpublic Group of Cos, Inc. (The)	10,185	120,285
IPG Photonics Corp.*	14	678
John Wiley & Sons, Inc.	1,349	60,961
Juniper Networks, Inc.*	36	771
Liberty Media Corp. - Liberty Capital* .	—	27
Liquidity Services, Inc.*	22	1,173
McGraw-Hill Cos., Inc. (The)	2,952	145,150
Meredith Corp.	4,790	138,096
MetroPCS Communications, Inc.*	47	343
Motorola Solutions, Inc.	575	29,342
Netgear, Inc.*	2,998	115,423
NeuStar, Inc., Class A*	1,817	66,048
New York Times Co. (The), Class A*	3,980	25,114
News Corp., Class A	3,938	77,185
Nielsen Holdings NV (Netherlands)*	23	672
Omnicom Group, Inc.	2,417	124,016
OpenTable, Inc.*	16	716
Plantronics, Inc.	3,004	115,113
Polycom, Inc.*	639	8,480
priceline.com, Inc.*	2	1,522
Sapient Corp.	162	1,939
Scholastic Corp.	2,785	85,082
Scripps Networks Interactive, Inc., Class A	1,931	96,975
Symantec Corp.*	4,254	70,276

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Communications — (Continued)
TIBCO Software, Inc.*	17	$559
Time Warner Cable, Inc.	11	885
Time Warner, Inc.	2,526	94,624
Travelzoo, Inc.*	5,458	141,690
TripAdvisor, Inc.*	68	2,551
ValueClick, Inc.*	3,678	77,900
VeriSign, Inc.	20	822
Viacom, Inc., Class B	2,982	138,335
Walt Disney Co. (The)	493	21,253
Washington Post Co. (The), Class B	192	72,609
WebMD Health Corp.*	5,855	133,201

		3,451,017

Consumer, Cyclical — 13.6%
Advance Auto Parts, Inc.	1,027	94,279
Aeropostale, Inc.*	668	14,816
Alaska Air Group, Inc.*	28	946
Allegiant Travel Co.*	15	881
American Eagle Outfitters, Inc.	2,078	37,425
ANN, Inc.*	2,441	67,591
Arrow Electronics, Inc.*	33	1,388
Ascena Retail Group, Inc.*	6,696	137,134
Autoliv, Inc. (Sweden)	1,630	102,266
AutoZone, Inc.*	148	58,632
Bally Technologies, Inc.*	15	728
Beacon Roofing Supply, Inc.*	45	1,201
Bed Bath & Beyond, Inc.*	1,610	113,328
Best Buy Co., Inc.	6,013	132,707
Big Lots, Inc.*	1,573	57,635
Bob Evans Farms, Inc.	23	880
BorgWarner, Inc.*	25	1,976
Brinker International, Inc.	67	2,108
Buckle, Inc. (The)	2,932	135,400
Cash America International, Inc.	2,135	99,811
Chico’s FAS, Inc.	5,479	84,157
Childrens Place Retail Stores, Inc. (The)*	77	3,540
Choice Hotels International, Inc.	547	20,578
Cinemark Holdings, Inc.	42	964
Cintas Corp	32	1,253
Coach, Inc.	523	38,263
Coinstar, Inc.*	1,182	74,218
Copart, Inc.*	45	1,188
Cracker Barrel Old Country Store, Inc.	11	633

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
Crocs, Inc.*	2,806	$56,681
CVS Caremark Corp.	1,619	72,240
Dana Holding Corp.	50	731
Deckers Outdoor Corp.*	17	867
Delta Air Lines, Inc.*	38	416
Dick’s Sporting Goods, Inc.	148	7,489
Dillard’s, Inc., Class A	29	1,872
Dolby Laboratories, Inc., Class A*	3,987	156,410
Dollar General Corp.*	761	36,117
Dollar Tree, Inc.*	12	1,220
Domino’s Pizza, Inc.	499	18,867
DR Horton, Inc.	21	343
DSW, Inc., Class A	1,908	107,344
Dunkin’ Brands Group, Inc.	13	421
Express, Inc.*	5,836	137,846
EZCORP, Inc., Class A*	3,378	90,497
Finish Line, Inc. (The), Class A	4,425	98,500
First Cash Financial Services, Inc.*	13	532
Foot Locker, Inc.	2,676	81,859
Ford Motor Co.	33	372
GameStop Corp., Class A.	6,437	146,506
Gap, Inc. (The)	4,848	138,168
General Motors Co.*	2,634	60,582
Genesco, Inc.*	19	1,425
Genuine Parts Co.	649	42,042
Goodyear Tire & Rubber Co. (The)*	40	439
Guess?, Inc.	4,071	119,199
Hasbro, Inc.	2,890	106,179
Herman Miller, Inc.	5,737	112,044
Home Depot, Inc.	12	621
HSN, Inc.	3,062	118,499
Iconix Brand Group, Inc.*	8,627	132,338
Ingram Micro, Inc., Class A*	87	1,693
International Game Technology	4,125	64,267
Jones Group, Inc. (The)	142	1,593
Jos. A. Bank Clothiers, Inc.*	2,066	98,238
Kohl’s Corp.	347	17,395
Lear Corp.	3,016	125,164
Lennar Corp., Class A	13	361
Limited Brands, Inc.	2,068	102,780
Macy’s, Inc.	1,794	73,590
Mattel, Inc.	1,829	61,454
McDonald’s Corp.	11	1,072
MDC Holdings, Inc.	18	506

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
Men’s Wearhouse, Inc. (The)	29	$1,074
MSC Industrial Direct Co., Class A	365	26,904
Newell Rubbermaid, Inc.	2,943	53,563
Nordstrom, Inc.	759	42,398
Nu Skin Enterprises, Inc., Class A	1,694	90,290
OfficeMax, Inc.*	234	1,088
O’Reilly Automotive, Inc.*	9	949
Oshkosh Corp.*	3,649	83,307
Owens & Minor, Inc.	46	1,345
PACCAR, Inc.	8	344
PetSmart, Inc.	336	19,575
Pier 1 Imports, Inc.	2,962	50,887
Polaris Industries, Inc.	599	47,585
Pulte Group, Inc.*	53	522
PVH Corp.	688	61,094
RadioShack Corp.	8,436	43,698
Ralph Lauren Corp.	4	689
Ross Stores, Inc.	1,547	95,280
Sally Beauty Holdings, Inc.*	922	24,525
Select Comfort Corp.*	336	9,704
Signet Jewelers, Ltd. (Bermuda)	14	683
Sonic Automotive, Inc., Class A	44	740
Spirit Airlines, Inc.*	3,352	80,515
Staples, Inc.	7,008	107,923
Steelcase, Inc., Class A	4,005	34,603
Steven Madden, Ltd.*	1,635	70,648
Tempur-Pedic International, Inc.*	528	31,068
Tenneco, Inc.*	52	1,603
Thor Industries, Inc.	2,812	95,130
TJX Cos, Inc.	1,987	82,878
Toll Brothers, Inc.*	17	432
TRW Automotive Holdings Corp.*	2,953	134,982
Unifirst Corp.	10	608
United Continental Holdings, Inc.*	105	2,302
United Stationers, Inc.	150	4,254
Vera Bradley, Inc.*	530	13,769
WABCO Holdings, Inc.*	1,419	89,440
Walgreen Co.	1,503	52,695
Wal-Mart Stores, Inc.	17	1,001
Warnaco Group, Inc.*	19	1,006
Wesco Aircraft Holdings, Inc.*	1,661	26,227
WESCO International, Inc.*	27	1,793
Whirlpool Corp.	723	46,286
Williams-Sonoma, Inc.	1,689	65,347

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Cyclical — (Continued)
Wolverine World Wide, Inc.	20	$839
Wyndham Worldwide Corp.	514	25,875

		5,310,173

Consumer, Non-cyclical — 29.4%
Aaron’s, Inc.*	15	408
Abbott Laboratories	1,646	102,151
ABM Industries, Inc.	860	20,021
Acacia Research - Acacia Technologies*	22	902
Accretive Health, Inc.*	32	322
Acorda Therapeutics, Inc.*	270	6,815
Aetna, Inc.	3,594	158,280
Align Technology, Inc.*	23	729
Allergan, Inc.	7	672
Altria Group, Inc.	4,752	153,062
AMERIGROUP Corp.*	2,230	137,725
AmerisourceBergen Corp.	3,911	145,528
Amgen, Inc.	1,518	107,945
Apollo Group, Inc., Class A*	4,311	151,833
Arbitron, Inc.	2,206	83,938
Archer-Daniels-Midland Co.	22	678
Automatic Data Processing, Inc.	412	22,915
Avon Products, Inc.	3,595	77,652
B&G Foods, Inc.	59	1,312
Baxter International, Inc.	1,083	60,009
Becton Dickinson and Co.	597	46,835
Biogen Idec, Inc.*	5	670
Bio-Rad Laboratories, Inc., Class A*	487	52,591
Booz Allen Hamilton Holding Corp.	6,246	106,807
Boston Beer Co., Inc., Class A*	6	620
Bridgepoint Education, Inc.*	6,524	140,657
Brink’s Co. (The)	31	787
Bristol-Myers Squibb Co.	2,648	88,364
Brown-Forman Corp., Class B	11	950
Campbell Soup Co.	2,833	95,840
Cardinal Health, Inc.	2,505	105,886
Career Education Corp.*	15,209	108,440
CareFusion Corp.*	2,005	51,950
Catalyst Health Solutions, Inc.*	12	1,036
Celgene Corp.*	11	802
Centene Corp.*	25	990
Chemed Corp.	2,390	144,213
Church & Dwight Co., Inc.	29	1,473
CIGNA Corp.	8	370

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Clorox Co.	677	$47,458
Coca-Cola Co. (The)	9	687
Coca-Cola Enterprises, Inc.	1,803	54,306
Colgate-Palmolive Co.	388	38,389
ConAgra Foods, Inc.	2,378	61,400
Convergys Corp.*	7,214	96,451
CoreLogic, Inc.*	58	969
Corn Products International, Inc.	17	970
Corporate Executive Board Co. (The)	21	869
Coventry Health Care, Inc.	4,706	141,133
Covidien PLC (Ireland)	1,159	64,012
CR Bard, Inc.	1,175	116,278
Cubist Pharmaceuticals, Inc.*	2,945	124,515
DaVita, Inc.*	526	46,593
Deluxe Corp.	6,165	146,789
DeVry, Inc.	3,784	121,656
Dr Pepper Snapple Group, Inc.	2,707	109,850
Education Management Corp.*	9,302	115,345
Eli Lilly & Co.	3,268	135,263
Endo Pharmaceuticals Holdings, Inc.*	2,669	93,789
Equifax, Inc.	1,453	66,576
Express Scripts Holding Co.*	1,404	78,329
FleetCor Technologies, Inc.*	939	37,137
Forest Laboratories, Inc.*	4,606	160,427
FTI Consulting, Inc.*	3,069	111,527
Gartner, Inc.*	31	1,358
General Mills, Inc.	908	35,312
Genpact, Ltd. (Bermuda)*	39	650
Gilead Sciences, Inc.*	2,937	152,753
Global Payments, Inc.	2,203	102,285
Green Dot Corp., Class A*	2,751	72,599
Harris Teeter Supermarkets, Inc.	17	645
HCA Holdings, Inc.	47	1,265
Health Net, Inc.*	5,019	178,727
HealthSouth Corp.*	2,500	55,975
Heartland Payment Systems, Inc.	51	1,554
Henry Schein, Inc.*	16	1,228
Herbalife, Ltd. (Cayman Islands)	723	50,841
Hershey Co. (The)	17	1,139
Hertz Global Holdings, Inc.*	33	509
Hill-Rom Holdings, Inc.	2,409	78,172
HJ Heinz Co.	18	960
Hormel Foods Corp.	1,755	51,000
Humana, Inc.	1,924	155,228

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Illumina, Inc.*	14	$623
Intuitive Surgical, Inc.*	1	578
Iron Mountain, Inc.	26	790
ITT Educational Services, Inc.*	2,292	151,318
Jarden Corp.	1,556	65,243
Jazz Pharmaceuticals PLC (Ireland)*	1,996	101,856
JM Smucker Co. (The)	9	717
Johnson & Johnson	1,730	112,606
Kellogg Co.	876	44,299
Kimberly-Clark Corp.	10	785
Kraft Foods, Inc., Class A	24	957
Kroger Co. (The)	45	1,047
Laboratory Corp. of America Holdings*	1,439	126,474
Lancaster Colony Corp.	506	32,996
Lender Processing Services, Inc.	5,310	140,980
Life Technologies Corp.*	32	1,484
Lincare Holdings, Inc.	4,607	112,411
Lorillard, Inc.	1,225	165,730
Magellan Health Services, Inc.*	3,217	142,449
Manpower, Inc.	2,034	86,648
Masimo Corp.*	2,294	50,766
MasterCard, Inc., Class A	148	66,936
MAXIMUS, Inc.	2,749	121,643
McKesson Corp.	1,580	144,428
Mead Johnson Nutrition Co.	13	1,112
Medicines Co. (The)*	1,021	22,554
Medicis Pharmaceutical Corp., Class A	4,199	161,536
MEDNAX, Inc.*	2,048	143,852
Medtronic, Inc.	3,473	132,669
Merck & Co., Inc.	2,188	85,857
Molina Healthcare, Inc.*	2,305	59,123
MoneyGram International, Inc.*	15	253
Monster Beverage Corp.*	19	1,234
Morningstar, Inc.	15	866
Mylan, Inc.*	328	7,121
Myriad Genetics, Inc.*	5,797	150,780
Omnicare, Inc.	825	28,743
Par Pharmaceutical Cos, Inc.*	3,985	168,725
Patterson Cos, Inc.	2,613	89,077
Paychex, Inc.	2,810	87,054
PepsiCo, Inc.	569	37,554
Pfizer, Inc.	3,433	78,719

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
Pharmacyclics, Inc.*	41	$1,130
Philip Morris International, Inc.	955	85,482
Post Holdings, Inc.*	1,314	39,091
Procter & Gamble Co. (The)	14	891
PSS World Medical, Inc.*	43	1,029
Quest Diagnostics, Inc.	2,117	122,130
Questcor Pharmaceuticals, Inc.*	34	1,527
Reynolds American, Inc.	3,325	135,760
Robert Half International, Inc.	43	1,281
Rollins, Inc.	49	1,041
RR Donnelley & Sons Co.	2,022	25,295
SAIC, Inc.	12,044	146,455
Salix Pharmaceuticals Ltd.*	20	988
Scotts Miracle-Gro Co. (The), Class A	524	27,458
SEI Investments Co.	24	485
Select Medical Holdings Corp.*	9,108	78,056
Service Corp. International	58	672
Smithfield Foods, Inc.*	796	16,684
Sotheby’s	3,525	138,603
Spectrum Brands Holdings, Inc.*	2,584	89,174
St Jude Medical, Inc.	1,563	60,519
STERIS Corp.	1,254	39,388
Strayer Education, Inc.	1,484	146,441
Stryker Corp.	1,966	107,285
SUPERVALU, Inc.	147	873
Sysco Corp.	466	13,467
Team Health Holdings, Inc.*	2,791	60,118
Techne Corp.	780	52,213
Teleflex, Inc.	491	30,771
TeleTech Holdings, Inc.*	5,724	86,719
Tenet Healthcare Corp.*	166	862
Thoratec Corp.*	747	26,003
Total System Services, Inc.	1,533	36,056
Towers Watson & Co., Class A	683	44,668
Tupperware Brands Corp.	1,672	104,149
Tyson Foods, Inc., Class A	743	13,560
United Therapeutics Corp.*	3,155	138,031
UnitedHealth Group, Inc.	2,669	149,864
Universal American Corp.	22	202
Universal Corp.	32	1,467
Universal Health Services, Inc., Class B	45	1,922
Valassis Communications, Inc.*	7,005	140,100
Varian Medical Systems, Inc.*	1,047	66,401

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
VCA Antech, Inc.*	3,677	$86,998
Vector Group, Ltd.	5,321	92,319
Verisk Analytics, Inc., Class A*	44	2,154
Vertex Pharmaceuticals, Inc.*	51	1,962
Viropharma, Inc.*	5,596	121,713
Visa, Inc., Class A	626	76,985
Warner Chilcott PLC, Class A (Ireland)*	7,199	156,578
Watson Pharmaceuticals, Inc.*	11	829
Weight Watchers International, Inc.	1,373	104,293
Weis Markets, Inc.	15	669
Wellcare Health Plans, Inc.*	2,933	179,441
WellPoint, Inc.	2,363	160,259
Western Union Co. (The)	7,696	141,452
Zimmer Holdings, Inc.	1,689	106,289

		11,491,941

Diversified — 0.0%
Leucadia National Corp.	25	621

Energy — 1.1%
Apache Corp.	5	480
Baker Hughes, Inc.	14	618
C&J Energy Services, Inc.*	1,384	26,088
CARBO Ceramics, Inc.	7	589
Chevron Corp.	264	28,132
Cimarex Energy Co.	9	622
Cloud Peak Energy, Inc.*	59	908
ConocoPhillips	198	14,183
CVR Energy, Inc.*	32	972
Devon Energy Corp.	10	698
Diamond Offshore Drilling, Inc.	435	29,819
Exxon Mobil Corp.	110	9,497
Halliburton Co.	292	9,992
Helix Energy Solutions Group, Inc.*	131	2,674
Helmerich & Payne, Inc.	9	462
Hess Corp.	7	365
HollyFrontier Corp.	159	4,900
Marathon Oil Corp.	37	1,086
Marathon Petroleum Corp.	2,365	98,408
Murphy Oil Corp.	20	1,099
Nabors Industries, Ltd. (Bermuda)*	46	766
National Oilwell Varco, Inc.	981	74,321
Occidental Petroleum Corp.	6	547
Patterson-UTI Energy, Inc.	33	534
Permian Basin Royalty Trust	433	9,054

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Pioneer Natural Resources Co.	3	$347
RPC, Inc.	31	321
San Juan Basin Royalty Trust	20	339
Stone Energy Corp.*	23	645
Tesoro Corp.*	245	5,696
Ultra Petroleum Corp. (Canada)*	34	672
Unit Corp.*	13	549
Valero Energy Corp.	72	1,778
W&T Offshore, Inc.	24	474
Western Refining, Inc.	5,978	113,881
Williams Cos, Inc. (The)	12	408

		441,924

Financial — 16.3%
Affiliated Managers Group, Inc.*	64	7,272
Aflac, Inc.	2,152	96,926
Alexander’s, Inc. REIT	1	390
Allstate Corp. (The)	64	2,133
American Capital, Ltd.*	4,500	44,685
American Express Co.	1,432	86,221
American Financial Group, Inc.	10	389
American National Insurance Co.	222	15,584
Ameriprise Financial, Inc.	2,616	141,813
Amtrust Financial Services, Inc.	23	627
Aon PLC (United Kingdom)	9	466
Associated Banc-Corp.	43	573
Assurant, Inc.	3,329	134,292
Assured Guaranty, Ltd. (Bermuda)	10,533	149,358
Axis Capital Holdings, Ltd. (Bermuda)	2,660	90,493
BancorpSouth, Inc.	155	2,088
Bank of Hawaii Corp.	10	489
Bank of the Ozarks, Inc.	17	525
BankUnited, Inc.	420	10,332
BB&T Corp.	836	26,785
Berkshire Hathaway Inc., Class B*	274	22,043
BlackRock, Inc.	3	575
BOK Financial Corp.	1,667	95,069
Brandywine Realty Trust REIT	25	296
BRE Properties, Inc. REIT	8	420
Brookfield Properties Corp. (Canada) .	8,417	152,853
Calamos Asset Management, Inc., Class A	6,573	84,923
Camden Property Trust REIT	3	203
Capital One Financial Corp.	2,810	155,899
Capitol Federal Financial, Inc.	92	1,086

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Capstead Mortgage Corp. REIT	29	$398
Cathay General Bancorp	95	1,636
CBL & Associates Properties, Inc. REIT	10	186
CBOE Holdings, Inc.	2,630	69,537
Charles Schwab Corp. (The)	55	786
Chubb Corp. (The)	7	511
Citigroup, Inc.	379	12,522
City National Corp.	1,995	106,254
CME Group, Inc.	361	95,961
CNA Financial Corp.	4,123	126,246
CNO Financial Group, Inc.*	17,323	125,938
Cohen & Steers, Inc.	12	423
Colonial Properties Trust REIT	8	179
Comerica, Inc.	3,245	103,905
Commerce Bancshares, Inc.	1,939	77,754
CommonWealth REIT	12	225
Community Bank System, Inc.	206	5,793
Corporate Office Properties Trust REIT	8	188
Credit Acceptance Corp.*	5	470
Cullen/Frost Bankers, Inc.	27	1,592
CVB Financial Corp.	547	6,329
DDR Corp. REIT	17	252
Discover Financial Services	1,454	49,291
Duke Realty Corp. REIT	22	326
East West Bancorp, Inc.	6,205	141,288
EastGroup Properties, Inc. REIT	9	453
Eaton Vance Corp.	4,513	118,692
Enstar Group, Ltd. (Bermuda)*	6	565
Equity Lifestyle Properties, Inc. REIT	3	210
Equity Residential REIT	3	184
Everest Re Group, Ltd. (Bermuda)	21	2,081
Federal Realty Investment Trust REIT	6	604
Federated Investors, Inc., Class B	21	464
Fidelity National Financial, Inc., Class A	24	462
Fifth Third Bancorp	1,034	14,714
First American Financial Corp.	2,134	35,744
First Citizens BancShares, Inc., Class A	728	126,162
First Financial Bankshares, Inc.	57	1,929
First Niagara Financial Group, Inc.	3,150	28,161
First Republic Bank*	300	9,909

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
FirstMerit Corp.	2,253	$37,850
FNB Corp.	83	942
Franklin Resources, Inc.	631	79,197
Fulton Financial Corp.	8,614	90,361
GAMCO Investors, Inc., Class A	1,251	56,370
General Growth Properties, Inc. REIT	14	249
Genworth Financial, Inc., Class A*	57	343
Greenhill & Co., Inc.	1,531	59,479
HCP, Inc. REIT	7	290
Health Care, Inc. REIT	7	397
Healthcare Realty Trust, Inc. REIT	11	236
Host Hotels & Resorts, Inc. REIT	29	483
Huntington Bancshares, Inc.	314	2,101
IntercontinentalExchange, Inc.*	4	532
International Bancshares Corp.	24	474
Invesco, Ltd. ADR (Bermuda)	378	9,390
Investors Bancorp, Inc.*	2,566	39,619
Janus Capital Group, Inc.	3,462	26,242
Jefferies Group, Inc.	8,860	141,140
Jones Lang LaSalle, Inc.	17	1,359
JPMorgan Chase & Co.	3,547	152,450
KeyCorp.	4,351	34,982
Kimco Realty Corp. REIT	12	233
Knight Capital Group, Inc., Class A*	2,166	28,461
Legg Mason, Inc.	18	469
Lexington Realty Trust REIT	21	187
Lincoln National Corp.	4,048	100,269
Loews Corp.	3,464	142,474
LPL Investment Holdings, Inc.*	1,195	42,889
M&T Bank Corp.	1,202	103,697
Macerich Co. (The) REIT	3	185
Markel Corp.*	1	440
MarketAxess Holdings, Inc.	16	549
Marsh & McLennan Cos., Inc.	1,405	46,997
Mercury General Corp.	2,161	97,656
MetLife, Inc.	4,333	156,118
MFA Financial, Inc. REIT	32	236
Mid-America Apartment Communities, Inc. REIT	1	68
Morgan Stanley	7,733	133,626
NASDAQ OMX Group, Inc. (The)*	3,565	87,592
National Health Investors, Inc. REIT	5	247
National Penn Bancshares, Inc.	54	498
National Retail Properties, Inc. REIT.	10	274

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Nationstar Mortgage Holdings, Inc.*	36	$513
Nelnet, Inc., Class A	3,062	79,061
New York Community Bancorp, Inc.	8,297	111,927
Northwest Bancshares, Inc.	31	382
NYSE Euronext	4,961	127,746
Old National Bancorp	4,354	55,818
Omega Healthcare Investors, Inc. REIT	11	235
OneBeacon Insurance Group, Ltd., Class A (Bermuda)	42	598
People’s United Financial, Inc.	65	802
PNC Financial Services Group, Inc.	19	1,260
Popular, Inc. (Peurto Rico)*	1,402	2,496
Post Properties, Inc. REIT	4	195
Primerica, Inc.	21	551
Principal Financial Group, Inc.	2,991	82,761
ProAssurance Corp.	11	969
Progressive Corp. (The)	45	958
Prologis, Inc. REIT	5	179
Prospect Capital Corp.	52	568
Prosperity Bancshares, Inc.	18	840
Protective Life Corp.	4,592	134,362
Prudential Financial, Inc.	2,534	153,408
PS Business Parks, Inc. REIT	5	341
Public Storage REIT	3	430
Raymond James Financial, Inc.	17	623
Regency Centers Corp. REIT	8	360
Reinsurance Group of America, Inc.	2,214	128,722
RLI Corp.	1,127	77,628
Rouse Properties, Inc. REIT*	1	7
Signature Bank*	543	35,670
SLM Corp.	7,048	104,522
StanCorp Financial Group, Inc.	12	461
State Street Corp.	22	1,017
Stifel Financial Corp.*	616	22,435
SVB Financial Group*	2,622	168,044
Symetra Financial Corp.	10,955	133,213
T. Rowe Price Group, Inc.	121	7,637
Tanger Factory Outlet Centers REIT	6	188
Taubman Centers, Inc. REIT	3	232
TD Ameritrade Holding Corp.	33	620
Texas Capital Bancshares, Inc.*	2,038	76,853
TFS Financial Corp.*	44	433
Torchmark Corp.	10	487

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
UDR, Inc. REIT	11	$290
UMB Financial Corp.	39	1,874
Umpqua Holdings Corp.	64	847
US Bancorp	3,572	114,911
Valley National Bancorp	1,749	22,037
Vornado Realty Trust REIT	3	258
Waddell & Reed Financial, Inc., Class A	3,202	102,400
Washington Federal, Inc.	6,625	116,202
Washington REIT	9	266
Webster Financial Corp.	44	1,000
Weingarten Realty Investors REIT	12	319
Wells Fargo & Co.	4,203	140,506
Westamerica Bancorporation	13	596
Weyerhaeuser Co. REIT	18	366
White Mountains Insurance Group, Ltd. (Bermuda)*	4	2,092
Wintrust Financial Corp.	611	22,075
World Acceptance Corp.*	6	399
WR Berkley Corp.	671	25,270
Zions Bancorporation	923	18,820

		6,356,863

Industrial — 12.5%
3M Co.	835	74,616
Actuant Corp., Class A	3,106	84,701
Acuity Brands, Inc.	705	39,177
AECOM Technology Corp.*	2,458	54,248
AGCO Corp.*	17	792
Agilent Technologies, Inc.	2,057	86,764
Alliant Techsystems, Inc.	2,163	115,288
Amerco, Inc.	5	502
AMETEK, Inc.	370	18,622
Amphenol Corp., Class A	24	1,395
Applied Industrial Technologies, Inc.	1,208	47,474
Avnet, Inc.*	1,586	57,223
AVX Corp.	1,659	21,069
Babcock & Wilcox Co. (The)*	32	787
Ball Corp.	52	2,172
Belden, Inc.	1,560	54,257
Boeing Co. (The)	9	691
Brady Corp., Class A	3,327	103,237
C.H. Robinson Worldwide, Inc.	8	478
Caterpillar, Inc.	8	822

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Chicago Bridge & Iron Co. NV (Netherlands)	1,585	$70,406
CLARCOR, Inc.	131	6,291
Cognex Corp.	27	1,087
Coherent, Inc.*	11	579
Colfax Corp.*	22	746
Cooper Industries PLC (Ireland)	301	18,834
Crane Co.	1,323	58,384
CSX Corp.	39	870
Cubic Corp.	2,941	135,962
Cummins, Inc.	484	56,062
Curtiss-Wright Corp.	19	670
Cymer, Inc.*	19	985
Darling International, Inc.*	7,839	128,403
Deere & Co.	5	412
Dover Corp.	950	59,527
Eaton Corp.	308	14,839
EMCOR Group, Inc.	4,893	143,463
Emerson Electric Co.	1,395	73,293
Energizer Holdings, Inc.*	564	40,230
EnerSys*	54	1,887
Expeditors International of Washington, Inc.	1,542	61,680
FedEx Corp.	14	1,235
FEI Co.*	1,600	80,272
FLIR Systems, Inc.	2,917	65,516
Flowserve Corp.	5	575
Fluor Corp.	1,956	112,959
Foster Wheeler AG (Switzerland)*	3,270	75,210
Franklin Electric Co., Inc.	15	752
Gardner Denver, Inc.	1,298	84,552
Garmin, Ltd. (Switzerland)	2,320	109,342
GATX Corp.	10	429
General Cable Corp.*	61	1,796
General Dynamics Corp.	1,925	129,937
General Electric Co.	22	431
Graco, Inc.	124	6,610
Hillenbrand, Inc.	4,227	88,513
Honeywell International, Inc.	871	52,835
Hubbell, Inc., Class B	1,347	108,083
Huntington Ingalls Industries, Inc.*	23	907
IDEX Corp.	733	31,746
Illinois Tool Works, Inc.	900	51,642
Ingersoll-Rand PLC (Ireland)	2,480	105,450

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Itron, Inc.*	788	$32,150
ITT Corp.*	3,406	76,499
Jabil Circuit, Inc.	42	985
Jacobs Engineering Group, Inc.*	1,591	69,734
Joy Global, Inc.	15	1,062
Kaydon Corp.	22	540
KBR, Inc.	2,133	72,223
Kennametal, Inc.	41	1,731
L-3 Communications Holdings, Inc.	1,704	125,312
Landstar System, Inc.	16	857
Lincoln Electric Holdings, Inc.	467	22,888
Littelfuse, Inc.	1,629	102,089
Lockheed Martin Corp.	1,384	125,307
McDermott International, Inc. (Panama)*	49	554
Middleby Corp.*	10	1,015
Mine Safety Appliances Co.	15	637
Molex, Inc.	622	17,161
Mueller Industries, Inc.	492	22,489
Nordson Corp.	1,585	85,431
Norfolk Southern Corp.	12	875
Northrop Grumman Corp.	2,348	148,581
Parker Hannifin Corp.	1,010	88,567
Plexus Corp.*	19	615
Raytheon Co.	2,841	153,812
Republic Services, Inc.	18	493
Robbins & Myers, Inc.	1,686	82,125
Rockwell Automation, Inc.	740	57,232
Rockwell Collins, Inc.	809	45,215
Roper Industries, Inc.	20	2,038
Sauer-Danfoss, Inc.	2,773	120,099
Snap-on, Inc.	934	58,412
Stericycle, Inc.*	8	693
Swift Transportation Co.*	68	713
Tech Data Corp.*	2,270	122,103
Teledyne Technologies, Inc.*	967	62,488
Tetra Tech, Inc.*	453	12,095
Thomas & Betts Corp.*	434	31,209
Timken Co.	1,208	68,264
TransDigm Group, Inc.*	10	1,261
Trinity Industries, Inc.	12	355
Triumph Group, Inc.	249	15,642
Tyco International, Ltd. (Switzerland)	14	786
Union Pacific Corp.	6	675

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
United Parcel Service, Inc., Class B	11	$860
United Technologies Corp.	1,205	98,376
URS Corp.	18	744
Valmont Industries, Inc.	6	744
Vishay Intertechnology, Inc.*	7,285	81,738
Wabtec Corp.	612	47,601
Waters Corp.*	14	1,178
Watts Water Technologies, Inc., Class A	19	700
Zebra Technologies Corp., Class A*	2,135	82,817

		4,895,487

Technology — 14.4%
Accenture PLC, Class A (Ireland)	2,164	140,552
ACI Worldwide, Inc.*	54	2,152
Activision Blizzard, Inc.	11,710	150,708
Acxiom Corp.*	5,307	72,865
Adobe Systems, Inc.*	2,025	67,959
Advanced Micro Devices, Inc.*	67	493
Allscripts Healthcare Solutions, Inc.*	32	355
Altera Corp.	3,061	108,880
Analog Devices, Inc.	3,707	144,499
ANSYS, Inc.*	27	1,811
Apple, Inc.*	256	149,565
Applied Materials, Inc.	11,059	132,597
Atmel Corp.*	3,909	34,673
Autodesk, Inc.*	30	1,181
Blackbaud, Inc.	21	651
BMC Software, Inc.*	3,016	124,440
Broadcom Corp., Class A*	1,094	40,040
Broadridge Financial Solutions, Inc.	3,949	91,656
Brocade Communications Systems, Inc.*	112	620
CA, Inc.	5,507	145,495
Cabot Microelectronics Corp.	20	688
CACI International, Inc., Class A*	2,188	133,752
Cognizant Technology Solutions Corp.*	10	733
CommVault Systems, Inc.*	16	833
Computer Sciences Corp.	30	842
Dell, Inc.*	9,473	155,073
DST Systems, Inc.	904	50,606
Dun & Bradstreet Corp.	1,569	122,037
EMC Corp.*	48	1,354
Entegris, Inc.*	12,373	109,501

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value 1000 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Fair Isaac Corp.	3,509	$150,536
Fidelity National Information Services, Inc.	2,225	74,916
First Solar, Inc.*	21	386
Fiserv, Inc.*	1,041	73,172
Fortinet, Inc.*	44	1,149
GT Advanced Technologies, Inc.*	18,911	123,111
Hewlett-Packard Co.	4,918	121,770
Hittite Microwave Corp.*	2,361	126,408
Intel Corp.	4,935	140,154
International Business Machines Corp.	406	84,074
Intersil Corp., Class A	61	626
Intuit, Inc.	24	1,391
j2 Global, Inc.	6,177	159,552
Jack Henry & Associates, Inc.	54	1,834
JDA Software Group, Inc.*	4,166	120,314
KLA-Tencor Corp.	3,379	176,215
Lam Research Corp.*	3,093	128,823
Lexmark International, Inc., Class A	4,081	122,838
Linear Technology Corp.	3,706	121,223
Mantech International Corp., Class A	4,434	139,316
Marvell Technology Group, Ltd. (Bermuda)*	8,364	125,544
Maxim Integrated Products, Inc.	30	887
Microchip Technology, Inc.	953	33,679
MICROS Systems, Inc.*	231	13,128
Microsoft Corp.	4,864	155,745
MKS Instruments, Inc.	4,765	131,752
MSCI, Inc., Class A*	34	1,244
NetApp, Inc.*	17	660
Novellus Systems, Inc.*	1,938	90,601
NVIDIA Corp.*	10,215	132,795
Oracle Corp.	4,911	144,334
Parametric Technology Corp.*	40	863
Pitney Bowes, Inc.	6,824	116,895
PMC - Sierra, Inc.*	5,830	41,218
Progress Software Corp.*	268	6,202
QLogic Corp.*	8,019	138,328
QUALCOMM, Inc.	27	1,724
Quality Systems, Inc.	8	299
Riverbed Technology, Inc.*	19	375

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Rovi Corp.*	15	$429
SanDisk Corp.*	2,353	87,085
Semtech Corp.*	33	900
Silicon Laboratories, Inc.*	36	1,278
Skyworks Solutions, Inc.*	376	10,205
SolarWinds, Inc.*	48	2,252
Solera Holdings, Inc.	14	629
SS&C Technologies Holdings, Inc.*	91	2,163
Synaptics, Inc.*	3,165	97,197
SYNNEX Corp.*	393	14,969
Synopsys, Inc.*	37	1,110
Syntel, Inc.	858	51,386
Teradata Corp.*	19	1,326
Teradyne, Inc.*	37	637
Veeco Instruments, Inc.*	5,175	156,233
Verint Systems, Inc.*	37	1,119
Xerox Corp.	8,622	67,079
Xilinx, Inc.	3,508	127,621

		5,614,310

Utilities — 0.0%
Exelon Corp.	31	1,209
Hawaiian Electric Industries, Inc.	14	372
Public Service Enterprise Group, Inc.	36	1,121

		2,702

TOTAL COMMON STOCKS (Cost $35,786,641)		38,506,713

EXCHANGE TRADED FUNDS – 1.3%
SPDR S&P 500 ETF Trust	3,613	504,989

TOTAL EXCHANGE TRADED FUNDS (Cost $498,465)		504,989

TOTAL INVESTMENTS - 99.8% (Cost $36,285,106)		39,011,702

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		77,113

NET ASSETS - 100.0%		$39,088,815

*	Non-income producing.

ADR	American Depository Receipt
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 98.2%
Communications — 12.0%
ADTRAN, Inc.	24,848	$758,361
Amdocs Ltd. (Channel Islands)*	14,739	471,648
Cisco Systems, Inc.	87,171	1,756,496
DISH Network Corp., Class A	67,533	2,159,030
Gannett Co., Inc.	51,321	709,256
InterDigital, Inc.	62,656	1,736,824
Interpublic Group of Cos, Inc. (The)	211,501	2,497,827
McGraw-Hill Cos., Inc. (The)	58,671	2,884,853
Meredith Corp.	66,983	1,931,120
Omnicom Group, Inc.	39,678	2,035,878
Viacom, Inc., Class B	57,085	2,648,173
WebMD Health Corp.*	59,436	1,352,169

		20,941,635

Consumer, Cyclical — 11.6%
Ascena Retail Group, Inc.*	11,812	241,910
Autoliv, Inc. (Sweden)	5,641	353,916
Best Buy Co., Inc.	40,090	884,786
Buckle, Inc. (The)	53,136	2,453,821
Dolby Laboratories, Inc., Class A*	63,505	2,491,301
DSW, Inc., Class A	1,607	90,410
Express, Inc.*	98,793	2,333,491
Finish Line, Inc. (The), Class A	5,028	111,923
GameStop Corp., Class A	139,303	3,170,536
Guess?, Inc.	19,109	559,512
Hasbro, Inc.	3,957	145,380
Herman Miller, Inc.	27,857	544,047
HSN, Inc.	33,117	1,281,628
Iconix Brand Group, Inc.*	187,749	2,880,070
Lear Corp.	29,601	1,228,442
TRW Automotive Holdings Corp.*	33,325	1,523,286

		20,294,459

Consumer, Non-cyclical — 41.5%
Altria Group, Inc.	108,404	3,491,693
AmerisourceBergen Corp.	77,069	2,867,738
Apollo Group, Inc., Class A*	35,690	1,257,002
Bridgepoint Education, Inc.*	60,781	1,310,438
Chemed Corp.	46,974	2,834,411
CR Bard, Inc.	7,589	751,007
Cubist Pharmaceuticals, Inc.*	20,504	866,909
Deluxe Corp.	139,815	3,328,995
Dr Pepper Snapple Group, Inc.	28,016	1,136,889
Eli Lilly & Co.	49,842	2,062,960
Forest Laboratories, Inc.*	102,169	3,558,546

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer, Non-cyclical — (Continued)
FTI Consulting, Inc.*	34,722	$1,261,798
Gilead Sciences, Inc.*	41,381	2,152,226
ITT Educational Services, Inc.*	23,225	1,533,315
Johnson & Johnson	4,624	300,976
Laboratory Corp. of America Holdings*	17,010	1,495,009
Lincare Holdings, Inc.	24,953	608,853
Lorillard, Inc.	25,464	3,445,025
MAXIMUS, Inc.	61	2,699
McKesson Corp.	18,775	1,716,223
Medicis Pharmaceutical Corp., Class A	77,161	2,968,384
MEDNAX, Inc.*	39,355	2,764,295
Medtronic, Inc.	37,668	1,438,918
Myriad Genetics, Inc.*	127,143	3,306,989
Par Pharmaceutical Cos, Inc.*	62,223	2,634,522
Quest Diagnostics, Inc.	23,779	1,371,811
Reynolds American, Inc.	66,258	2,705,314
SAIC, Inc.	113,062	1,374,834
Sotheby’s.	47,436	1,865,184
Strayer Education, Inc.	10,302	1,016,601
Stryker Corp.	12,566	685,727
Tupperware Brands Corp.	10,211	636,043
United Therapeutics Corp.*	48,533	2,123,319
Valassis Communications, Inc.*	132,352	2,647,040
Vector Group, Ltd.	13,315	231,015
Viropharma, Inc.*	121,884	2,650,977
Warner Chilcott PLC, Class A (Ireland)*	160,187	3,484,067
Weight Watchers International, Inc.	4,618	350,783
Western Union Co. (The)	111,518	2,049,701

		72,288,236

Industrial — 13.4%
Alliant Techsystems, Inc.	3,124	166,509
Cubic Corp.	30,584	1,413,898
Darling International, Inc.*	113,998	1,867,287
EMCOR Group, Inc.	96,663	2,834,159
Fluor Corp.	36,324	2,097,711
Gardner Denver, Inc.	1,229	80,057
General Dynamics Corp.	34,778	2,347,515
Ingersoll-Rand PLC (Ireland)	754	32,060
L-3 Communications Holdings, Inc.	24,553	1,805,628
Lockheed Martin Corp.	15,735	1,424,647
Northrop Grumman Corp.	57,348	3,628,982

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing U.S. Value Select Fund

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrial — (Continued)
Raytheon Co.	67,773	$3,669,230
Sauer-Danfoss, Inc.	37,920	1,642,315
United Technologies Corp.	3,516	287,046

		23,297,044

Technology — 19.7%
Accenture PLC, Class A (Ireland)	22,252	1,445,267
Activision Blizzard, Inc.	182,134	2,344,065
Altera Corp.	19,539	695,002
Analog Devices, Inc.	39,687	1,546,999
Apple, Inc.*	2,428	1,418,535
Applied Materials, Inc.	139,595	1,673,744
BMC Software, Inc.*	10,851	447,712
CA, Inc.	42,351	1,118,913
CACI International, Inc., Class A*	17,649	1,078,883
Dell, Inc.*	139,847	2,289,295
Dun & Bradstreet Corp.	17,201	1,337,894
Fair Isaac Corp.	10,492	450,107
GT Advanced Technologies, Inc.*	223,918	1,457,706
Hewlett-Packard Co.	27,277	675,379
Hittite Microwave Corp.*	1,271	68,049
Intel Corp.	7,653	217,345
j2 Global, Inc.	87,044	2,248,347
JDA Software Group, Inc.*	2,507	72,402
KLA-Tencor Corp.	39,507	2,060,290
Lam Research Corp.*	4,441	184,968

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology — (Continued)
Mantech International Corp., Class A	39,725	$1,248,160
Microsoft Corp.	72,406	2,318,440
MKS Instruments, Inc.	13,728	379,579
NVIDIA Corp.*	81,715	1,062,295
Oracle Corp.	62,246	1,829,410
Pitney Bowes, Inc.	134,148	2,297,955
QLogic Corp.*	20,041	345,707
Veeco Instruments, Inc.*	65,372	1,973,581

		34,286,029

TOTAL COMMON STOCKS (Cost $163,073,595)		171,107,403

EXCHANGE TRADED FUNDS — 1.6%
SPDR S&P 500 ETF Trust	19,957	2,789,390

TOTAL EXCHANGE TRADED FUNDS (Cost $2,723,153)		2,789,390

TOTAL INVESTMENTS - 99.8% (Cost $165,796,748)		173,896,793

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		404,401

NET ASSETS - 100.0%		$174,301,194

*	Non-income producing.

SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 98.1%
Australia — 7.7%
APN News & Media, Ltd.	6,556	$5,738
David Jones, Ltd.	17,187	44,591
Fairfax Media, Ltd.	61,673	44,340
Flight Centre, Ltd.	2,501	55,037
Goodman Fielder, Ltd.	85,663	58,463
Iluka Resources, Ltd.	2,966	52,537
JB Hi-Fi, Ltd.	3,664	36,879
Metcash, Ltd.	12,071	49,806
Mount Gibson Iron, Ltd.	36,136	41,605
Myer Holdings, Ltd.	19,298	47,253
Nufarm, Ltd.	11,347	58,169
OZ Minerals, Ltd.	4,984	48,451
Primary Health Care, Ltd.	16,344	48,194
Ramsay Health Care, Ltd.	2,740	57,184
Resolute Mining, Ltd*.	10,042	17,578
Rio Tinto, Ltd.	791	54,684
Sonic Healthcare, Ltd.	1,034	13,586
Tatts Group, Ltd.	21,033	56,542
Telstra Corp., Ltd.	15,549	57,352
Ten Network Holdings, Ltd.	45,173	38,125
Western Areas NL	9,091	47,741

		933,855

Belgium — 0.8%
Anheuser-Busch InBev NV, SP ADR	100	7,262
Belgacom SA	1,413	40,138
Colruyt SA	67	2,745
Mobistar SA	951	35,965
UCB SA	165	7,707

		93,817

Brazil — 3.9%
Alpargatas SA, Pref. shares	1,538	12,384
Cia de Bebidas das Americas, Pref. shares	184	7,707
Cia de Concessoes Rodoviarias	5,358	41,545
Cia Siderurgica Nacional SA	1,886	16,019
Diagnosticos da America SA	47	337
EcoRodovias Infraestrutura e Logistica SA	4,646	38,486
Gerdau SA, Pref. shares	391	3,651
Klabin SA, Pref. shares	7,452	35,654
Localiza Rent a Car SA	76	1,300
M Dias Branco SA	128	3,693
Magnesita Refratarios SA	3,923	13,789
Marcopolo SA, Pref. shares	6,077	32,710

	Number of Shares	Value
COMMON STOCKS — (Continued)
Brazil — (Continued)
Marfrig Alimentos SA	251	$1,389
Natura Cosmeticos SA	777	17,557
Obrascon Huarte Lain Brasil SA	325	2,808
Oi SA	1	4
Oi SA, Pref. shares	10,679	64,150
Redecard SA	1,770	29,491
Santos Brasil Participacoes SA (Units)	1,384	24,178
Souza Cruz SA	1,477	22,951
Tim Participacoes SA	4,224	24,952
Totvs SA	776	15,063
Ultrapar Participacoes SA	521	11,813
Vale SA, Pref. shares, Class A	2,122	45,921

		467,552

Canada — 9.4%
Agrium, Inc.	359	31,624
Alimentation Couche Tard, Inc., Class B	158	6,854
Astral Media, Inc., Class A	765	37,807
Aurizon Mines, Ltd.*	679	3,673
BCE, Inc.	409	16,577
Bell Aliant, Inc. (Units)	945	25,025
CAE, Inc.	1,280	13,994
Canadian National Railway Co.	146	12,451
Canadian Oil Sands, Ltd.	1,479	32,684
Canadian Tire Corp., Ltd., Class A	493	34,480
Celestica, Inc.*	3,132	28,063
CGI Group, Inc., Class A*	1,051	23,584
Cineplex, Inc.	314	9,561
Corus Entertainment, Inc., Class B	1,236	30,479
Dollarama, Inc.	178	9,907
Domtar Corp.	440	38,491
Eldorado Gold Corp.	342	4,850
Empire Co., Ltd., Class A	390	22,953
Endeavour Silver Corp.*	9	83
George Weston, Ltd.	111	7,094
Gildan Activewear, Inc.	6	173
Groupe Aeroplan, Inc.	2,293	29,479
IAMGOLD Corp.	1,878	23,287
Inmet Mining Corp.	530	29,154
Jean Coutu Group PJC, Inc. (The), Class A	2,069	29,636
Just Energy Group, Inc. (Units)	47	618
Kinross Gold Corp.	355	3,177

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Canada — (Continued)
Loblaw Cos., Ltd.	444	$14,990
Lundin Mining Corp.*	6,433	31,258
MacDonald Dettwiler & Associates, Ltd.	588	26,702
Magna International, Inc.	9	394
Manitoba Telecom Services, Inc.	671	23,298
Methanex Corp.	842	29,645
Metro, Inc., Class A	469	25,875
Neo Material Technologies, Inc.*	1,278	14,089
Nexen, Inc	1,337	25,871
North West Co., Inc. (The)	295	6,641
Open Text Corp.*	81	4,535
Pacific Rubiales Energy Corp.	549	15,750
Pan American Silver Corp.	2,260	44,085
Potash Corp. of Saskatchewan, Inc.	100	4,252
Progressive Waste Solutions, Ltd.	792	17,181
Quebecor, Inc., Class B	34	1,336
Research In Motion, Ltd.*	2,622	37,495
Rogers Communications, Inc., Class B	521	19,449
Russel Metals, Inc.	529	14,518
Saputo, Inc.	271	12,666
SEMAFO, Inc.	395	2,007
Shaw Communications, Inc., Class B	1,208	24,897
Shoppers Drug Mart Corp.	572	24,644
Silver Standard Resources, Inc.*	18	260
Silver Wheaton Corp.	262	7,999
Stantec, Inc.	564	18,424
Suncor Energy, Inc.	838	27,688
Teck Resources, Ltd., Class B	917	34,232
TELUS Corp.	307	18,432
Thomson Reuters Corp.	713	21,262
Tim Hortons, Inc.	153	8,827
Transcontinental, Inc., Class A	433	5,067
Trinidad Drilling, Ltd. (Units)	1,703	11,033
Westjet Airlines, Ltd.	2,813	40,521
Yamana Gold, Inc.	906	13,318
Yellow Media, Inc.	13,360	811

		1,135,210

China — 1.7%
Dongfang Electric Corp., Ltd, Class H*	17,600	47,977
Dongfeng Motor Group Co., Ltd., Class H	24,000	47,328

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
Jiangsu Expressway Co., Ltd., Class H*	54,000	$53,244
Jiangxi Copper Co., Ltd., Class H	3,000	7,254
Zhejiang Expressway Co., Ltd., Class H	72,000	51,782

		207,585

Denmark — 1.4%
Carlsberg A/S, Class B	377	32,493
Coloplast A/S, Class B	114	21,095
DSV A/S	1,208	27,512
FLSmidth & Co. A/S	41	2,882
H Lundbeck A/S	2,398	48,001
TDC A/S	5,421	38,872

		170,855

Finland — 1.3%
Cargotec OYJ, Class B	186	6,392
Elisa OYJ	533	12,022
Kemira OYJ	2,010	25,502
Kone OYJ, Class B	148	9,159
Metso OYJ	548	23,503
Nokian Renkaat OYJ	1	47
Orion OYJ, Class B	2,098	42,795
Stora Enso OYJ, Class R	4,865	33,165
Tieto OYJ	295	5,197

		157,782

France — 6.7%
Air Liquide SA	17	2,187
Alstom SA	870	31,071
BioMerieux	251	20,586
Bouygues SA	826	22,436
Cap Gemini SA	929	36,264
Compagnie de St-Gobain	706	29,573
Eiffage SA	328	11,150
Faurecia	1,631	35,061
France Telecom SA, SP ADR	3,133	43,423
Imerys SA	21	1,194
Ipsen SA	1,396	37,216
JCDecaux SA*	629	17,847
Lafarge SA	805	31,387
Lagardere SCA	63	1,910
Legrand SA	894	30,176
Metropole Television SA	3,154	48,429
Neopost SA	596	34,267

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
France — (Continued)
Nexans SA	585	$29,244
PagesJaunes Groupe	11,868	34,090
PPR	122	20,404
Publicis Groupe SA	547	28,209
Rexel SA	1,571	32,857
Schneider Electric SA*	175	10,751
Societe BIC SA	391	43,067
Societe Television Francaise 1	2,310	22,321
Sodexo	240	19,112
Suez Environnement Co.	100	1,410
Teleperformance SA	1,158	31,132
Thales SA	212	7,345
Total SA	649	30,987
Vinci SA	468	21,682
Vivendi SA	2,152	39,781
Zodiac Aerospace	1	110

		806,679

Germany — 6.7%
Aurubis AG	183	10,156
Axel Springer AG	493	22,481
BASF SE	439	36,139
Bayer AG	11	775
Beiersdorf AG	441	30,939
Celesio AG	2,862	49,344
Continental AG	276	26,750
Deutsche Telekom AG, Reg. shares	1,833	20,665
Draegerwerk AG & Co. KGaA, Pref. shares	417	46,918
Fielmann AG	53	5,135
Freenet AG	2,303	40,026
Fresenius Medical Care AG & Co. KGaA	4	284
Fresenius SE & Co. KGaA	236	23,554
Gildemeister AG*	2,012	41,201
HeidelbergCement AG	131	7,202
Henkel AG & Co. KGaA, Pref. shares	144	10,712
K+S AG, Reg. shares	856	42,780
Leoni AG	757	38,874
Merck KGaA	372	40,870
Metro AG	138	4,453
MTU Aero Engines Holding AG	425	35,791
ProSiebenSat.1 Media AG, Pref. shares	1,614	40,977
Rheinmetall AG	189	10,614

	Number of Shares	Value
COMMON STOCKS — (Continued)
Germany — (Continued)
SAP AG, SP ADR	217	$14,385
Siemens AG, SP ADR	342	31,762
SMA Solar Technology AG	971	40,680
Software AG	1,038	36,274
Stada Arzneimittel AG	1,218	40,403
United Internet AG, Reg. shares	938	18,550
Vossloh AG	144	14,046
Wincor Nixdorf AG	789	30,590

		813,330

Greece — 0.7%
Coca Cola Hellenic Bottling Co. SA*	1,933	38,381
OPAP SA	5,427	48,490

		86,871

Hong Kong — 1.0%
China Mobile, Ltd., SP ADR	995	55,063
CNOOC, Ltd.	4,000	8,527
Haier Electronics Group Co., Ltd.*	44,000	46,049
PCCW, Ltd.	40,000	14,899

		124,538

Ireland — 1.2%
C&C Group PLC*	6,938	34,797
DCC PLC	893	22,577
Smurfit Kappa Group PLC	6,849	57,642
UBM PLC	1,032	9,873
WPP PLC	1,372	18,559

		143,448

Italy — 2.6%
Autogrill SpA	3,186	31,714
Danieli & C. Officine Meccaniche SpA	2,031	57,613
Davide Campari-Milano SpA	3,005	21,241
DiaSorin SpA	1,714	45,172
ENI SpA	1,311	29,102
Gruppo Editoriale L’espresso SpA	8,277	11,164
Indesit Co. SpA	303	1,762
Italcementi SpA	1,145	7,193
Lottomatica SpA*	1,016	18,801
Luxottica Group SpA	87	3,115
Parmalat SpA	5,311	12,008
Recordati SpA	4,742	32,985
Telecom Italia SpA, SP ADR*	3,354	37,967

		309,837

Japan — 20.2%
Asahi Glass Co., Ltd	2,000	15,857

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Asahi Kasei Corp.	8,000	$49,699
Brother Industries, Ltd.	4,100	55,564
Canon, Inc., SP ADR	64	2,903
Circle K Sunkus Co., Ltd.	2,500	55,267
Coca-Cola West Co., Ltd.	3,000	54,409
Daicel Chemical Industries, Ltd.	8,000	50,902
Daito Trust Construction Co., Ltd.	500	45,153
Dena Co., Ltd.	1,700	53,295
DIC Corp.	4,000	8,367
Exedy Corp.	600	16,969
FCC Co., Ltd.	1,900	38,957
Fuji Media Holdings, Inc.	34	57,533
Hakuhodo DY Holdings, Inc.	930	58,358
Hitachi Zosen Corp.	1,000	1,353
House Foods Corp.	3,000	50,651
Hoya Corp.	700	16,132
Itochu Techno-Solutions Corp.	1,200	54,785
Japan Tobacco, Inc.	4	22,219
JGC Corp.	1,000	28,958
JSR Corp.	900	17,878
KDDI Corp.	8	52,605
Kobayashi Pharmaceutical Co., Ltd.	300	15,086
Koito Manufacturing Co., Ltd.	2,000	31,062
Kose Corp.	1,700	39,349
Kuraray Co., Ltd.	3,600	51,583
Kurita Water Industries, Ltd.	2,000	49,123
KYORIN Holdings, Inc.	2,000	38,527
Lintec Corp.	2,700	52,722
Mitsubishi Tanabe Pharma Corp.	3,700	51,533
NGK Spark Plug Co., Ltd.	3,000	43,061
NHK Spring Co., Ltd.	4,100	43,136
Nippon Electric Glass Co., Ltd.	5,000	40,832
Nippon Kayaku Co., Ltd.	5,000	50,288
Nissin Kogyo Co., Ltd.	2,600	42,400
Nitto Denko Corp.	1,300	53,895
NTT DoCoMo, Inc., SP ADR	3,057	52,336
Obic Co., Ltd.	280	59,198
Ono Pharmaceutical Co., Ltd.	200	11,323
Oracle Corp. Japan	400	15,481
Otsuka Corp.	700	56,375
Point, Inc.	420	15,513
Ryohin Keikaku Co., Ltd.	1,000	54,359
Sankyo Co., Ltd.	900	43,512
Santen Pharmaceutical Co., Ltd.	400	16,708

	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Sega Sammy Holdings, Inc.	2,400	$50,351
Shimamura Co., Ltd.	400	45,441
Shionogi & Co., Ltd.	4,100	53,664
SKY Perfect JSAT Holdings, Inc.	98	42,838
Softbank Corp.	1,800	54,018
Sugi Holdings Co., Ltd.	1,800	58,347
Sundrug Co., Ltd.	1,700	52,209
Toagosei Co., Ltd.	12,000	52,154
Toshiba TEC Corp.	9,000	36,523
Toyo Suisan Kaisha, Ltd.	1,000	25,676
Trend Micro, Inc.	700	21,340
Tsuruha Holdings, Inc.	900	54,108
USS Co., Ltd.	230	23,421
Xebio Co., Ltd.	2,100	57,839
Yahoo Japan Corp.	50	15,036
Yamatake Corp.	900	19,366
Yamato Holdings Co., Ltd.	3,200	49,579

		2,447,126

Luxemburg — 0.4%
APERAM	1,338	22,573
Millicom International Cellular SA	236	25,250

		47,823

Mexico — 1.4%
America Movil SAB de CV, ADR, Class L	848	22,599
Coca-Cola Femsa SAB de CV, SP ADR*	35	3,708
Empresas ICA SAB de CV*	1,545	2,797
Fomento Economico Mexicano SAB de CV, SP ADR	5	406
Fresnillo PLC	137	3,468
Genomma Lab Internacional SAB de CV, Class B*	4,280	7,524
Grupo Aeroportuario del Pacifico SAB de CV, ADR	198	7,665
Grupo Mexico SAB de CV, Class B	9,842	30,336
Grupo Modelo SAB de CV, Class C	3,388	23,942
Grupo Televisa SA, SP ADR	755	16,587
Industrias Penoles SAB de CV	2	94
Kimberly-Clark de Mexico SAB de CV, Class A	10,831	22,076
Telefonos de Mexico SAB de CV, Class L	36,540	28,332

		169,534

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Netherlands — 2.3%
Aalberts Industries NV	158	$3,034
ASML Holding NV	988	50,272
CSM	1,727	24,392
Heineken NV	168	9,188
Imtech NV	944	26,691
Koninklijke Ahold NV	2,276	28,868
Koninklijke Boskalis Westminster NV	555	20,247
Koninklijke KPN NV	4,055	36,398
Koninklijke Philips Electronics NV*	96	1,906
STMicroelectronics NV	38	216
TNT Express NV	34	412
TomTom NV*	8,667	43,137
VistaPrint NV*	88	3,282
Wolters Kluwer NV	1,394	24,062

		272,105

New Zealand — 0.3%
SKYCITY Entertainment Group, Ltd.	12,036	37,795

Norway — 1.7%
Cermaq ASA*	1,961	26,779
Fred Olsen Energy ASA	596	24,713
Kvaerner ASA	1,888	5,575
Marine Harvest ASA	76,516	39,254
Orkla ASA	100	735
Renewable Energy Corp. ASA*	38,572	22,039
Schibsted ASA	458	17,470
Telenor ASA	1,264	23,235
TGS Nopec Geophysical Co. ASA	1,265	36,560
Yara International ASA	247	12,115

		208,475

Singapore — 1.3%
Flextronics International, Ltd.*	6,647	44,269
Sakari Resources, Ltd.	28,000	44,574
Singapore Post, Ltd.	23,000	18,865
Singapore Press Holdings, Ltd.	15,000	48,121

		155,829

South Korea — 0.8%
Kangwon Land, Inc.	1,860	39,911
KT&G Corp.	836	57,404

		97,315

Spain — 2.1%
Amadeus IT Holding SA, Class A	1,697	34,683
Antena 3 de Television SA	5,525	29,254

	Number of Shares	Value
COMMON STOCKS — (Continued)
Spain — (Continued)
Construcciones y Auxiliar de Ferrocarriles SA	91	$48,598
Mediaset Espana Comunicacion SA	7,514	34,106
Prosegur Cia de Seguridad SA, Reg. shares	341	19,473
Tecnicas Reunidas SA	1,049	40,858
Telefonica SA	1,937	28,230
Zardoya Otis SA	1,454	17,803

		253,005

Sweden — 1.6%
Alfa Laval AB	518	10,327
Atlas Copco AB, Class A	7	167
Axfood AB	345	12,545
Getinge AB, Class B	520	13,957
Modern Times Group AB, Class B	722	35,105
Saab AB, Class B	2,619	43,642
Scania AB, Class B	439	8,974
Securitas AB, Class B	846	7,754
SKF AB, Class B	1,286	30,517
Svenska Cellulosa AB, Class B	239	3,787
Tele2 AB, Class B	1,164	22,184
TeliaSonera AB	734	4,907

		193,866

Switzerland — 4.2%
ABB, Ltd., SP ADR	529	9,982
Actelion, Ltd., Reg. shares	899	38,034
Adecco SA, Reg. Shares	285	13,879
EMS-Chemie Holding AG, Reg. shares	71	13,979
Forbo Holding AG, Reg. shares	72	52,038
Galenica AG, Reg. shares	11	7,508
Geberit AG, Reg. shares	103	21,777
Kaba Holding AG, Reg. shares, Class B	46	18,017
Kuehne + Nagel International AG, Reg. shares	15	1,823
Meyer Burger Technology AG*	2,383	39,382
Nobel Biocare Holding AG	2,648	32,558
Novartis AG, ADR	602	33,212
OC Oerlikon Corp. AG, Reg. shares	6,226	61,529
Panalpina Welttransport Holding AG, Reg. shares*	399	38,904
Roche Holding AG, SP ADR	734	33,632
Straumann Holding AG, Reg. shares	106	17,588

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS —(Continued)
Switzerland — (Continued)
Swisscom AG, Reg. shares	59	$21,978
Syngenta AG, ADR	267	18,698
TE Connectivity, Ltd.	997	36,351
Xstrata PLC	134	2,561

		513,430

Taiwan — 2.2%
Asustek Computer, Inc.	2,000	20,200
China Airlines, Ltd.	3,000	1,166
Chunghwa Telecom Co., Ltd., ADR	9	279
Compal Electronics, Inc.	46,000	52,916
HTC Corp.	2,000	30,334
LITE-ON IT Corp.	11,054	11,202
Lite-On Technology Corp.	41,000	50,042
Novatek Microelectronics Corp.	15,000	45,449
Phison Electronics Corp.	3,000	21,364
Realtek Semiconductor Corp.	12,000	26,047
Taiwan Mobile Co., Ltd.	1,000	3,225
Yageo Corp.	1,000	288

		262,512

United Kingdom — 14.3%
Aegis Group PLC	2	5
African Barrick Gold, Ltd.	12	70
Anglo American PLC	134	5,150
Ashtead Group PLC	253	1,020
AstraZeneca PLC, SP ADR	1,102	48,378
Bodycote PLC	6,544	45,179
Booker Group PLC	9,965	12,776
BP PLC	6,028	43,534
British American Tobacco PLC, SP ADR	144	14,820
British Sky Broadcasting Group PLC	2,121	23,338
Britvic PLC	3,157	19,582
Bunzl PLC	1,600	26,564
Cable & Wireless Worldwide PLC	97,398	56,098
Cobham PLC	9,015	33,138
Compass Group PLC	1,330	13,900
Cookson Group PLC	3,794	44,671
Croda International PLC	188	6,810
Daily Mail & General Trust PLC, Class A	5,494	37,118
Debenhams PLC	41,263	55,314
DS Smith PLC	6,504	17,712
Electrocomponents PLC	809	2,990
Fenner PLC	1,276	9,335

	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Firstgroup PLC	10,698	$33,821
GlaxoSmithKline PLC, SP ADR	686	31,714
Halfords Group PLC	7,310	32,636
Halma PLC	2,260	14,858
Homeserve PLC	10,657	43,671
IMI PLC	2,830	45,446
Imperial Tobacco Group PLC	398	15,915
Inchcape PLC	9,210	54,691
Intercontinental Hotels Group PLC, ADR	1,592	38,017
ITV PLC	36,939	50,177
Kesa Electricals PLC	16,436	14,537
Kingfisher PLC	6,484	30,569
Ladbrokes PLC	16,645	48,462
Logica PLC	27,525	34,798
Marks & Spencer Group PLC	6,372	36,918
Melrose PLC	3,982	28,247
Micro Focus International PLC*	5,276	39,867
Mitie Group PLC	3,609	17,085
Mondi PLC	5,920	54,907
Morgan Crucible Co. PLC	3,302	17,416
National Express Group PLC	2,828	9,946
Next PLC	754	35,841
Pearson PLC	1,573	29,613
Premier Farnell PLC	10,318	35,952
Reckitt Benckiser Group PLC	479	27,884
Reed Elsevier PLC	1,293	10,702
Rexam PLC	5,408	37,740
Rolls-Royce Holdings PLC*	613	8,193
Rolls-Royce Holdings PLC, Pref. shares*	64,978	105
Royal Dutch Shell PLC, Class A	1,191	42,388
Sage Group PLC (The)	5,044	23,420
Senior PLC	5,924	20,478
Serco Group PLC	782	6,885
Smith & Nephew PLC, SP ADR	779	38,389
Smiths Group PLC	1,764	30,632
Tate & Lyle PLC	1,356	15,196
Tesco PLC	1,036	5,336
Travis Perkins PLC	1,589	27,077
Ultra Electronics Holdings PLC	547	14,949
Vodafone Group PLC, SP ADR	40	1,113
Whitbread PLC	519	16,231
William Hill PLC	11,083	50,614

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value 400 Fund

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS —(Continued)
United Kingdom — (Continued)
WM Morrison Supermarkets PLC	4,959	$22,583
WS Atkins PLC	1,831	21,603

		1,734,124

United States — 0.2%
NII Holdings, Inc.*	1,518	21,244

TOTAL COMMON STOCKS (Cost $12,086,088)		11,865,542

RIGHTS — 0.0%
Cia de Bebidas das Americas, Pref.shares, BRL 63.82, Expires 05/30/12	—	20

TOTAL RIGHTS (Cost $ —)		20

	Number of Shares	Value
EXCHANGE TRADED FUNDS — 0.4%
iShares MSCI EAFE Index Fund	1,024	$55,040

TOTAL EXCHANGE TRADED FUNDS (Cost $49,980)		55,040

TOTAL INVESTMENTS - 98.5% (Cost $12,136,068)		11,920,602

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%.		177,707

NET ASSETS - 100.0%		$12,098,309

*	Non-income producing.

ADR	American Depositary Receipt
BRL	Brazilian Real
SP ADR	Sponsored American Depositary Receipt
SDR	Swedish Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 94.9%
Australia — 7.1%
David Jones, Ltd.	56,231	$145,889
Fairfax Media, Ltd.	479,581	344,792
Flight Centre, Ltd.	10,361	228,004
Goodman Fielder, Ltd.	63,663	43,449
JB Hi-Fi, Ltd.	11,701	117,773
Metcash, Ltd.	8,530	35,196
Mount Gibson Iron, Ltd.	52,828	60,824
Nufarm, Ltd.	2,155	11,047
OZ Minerals, Ltd.	32,395	314,924
Resolute Mining, Ltd.*	9,055	15,851
Tatts Group, Ltd.	41,853	112,510
Telstra Corp., Ltd.	40,185	148,222
Western Areas NL	20,494	107,623

		1,686,104

Belgium — 1.2%
Belgacom SA	3,425	97,292
Mobistar SA	4,845	183,228

		280,520

Brazil — 3.8%
Cia Siderurgica Nacional SA	3,634	30,866
EcoRodovias Infraestrutura e Logistica SA	3,340	27,668
Oi SA, Pref. shares	44,781	268,994
Redecard SA	8,237	137,244
Tim Participacoes SA	7,102	41,953
Vale SA, Pref. shares, Class A	18,469	399,678

		906,403

Canada — 8.7%
Agrium, Inc.	362	31,889
Alimentation Couche Tard, Inc., Class B	22	954
Astral Media, Inc., Class A	5,504	272,010
Canadian Oil Sands, Ltd.	6,980	154,248
Celestica, Inc.*	2,888	25,876
Domtar Corp.	2,621	229,285
IAMGOLD Corp.	2,647	32,823
Inmet Mining Corp.	1,901	104,571
Jean Coutu Group PJC, Inc. (The), Class A	4,228	60,562
MacDonald Dettwiler & Associates, Ltd.	1,787	81,151
Metro, Inc., Class A	4,585	252,956
Pan American Silver Corp.	15,042	293,469

	Number of Shares	Value
COMMON STOCKS — (Continued)
Canada — (Continued)
Research In Motion, Ltd.*	18,039	$257,958
Rogers Communications, Inc., Class B	1,088	40,615
Teck Resources, Ltd., Class B	5,317	198,484
Westjet Airlines, Ltd.	2,934	42,264
Yellow Media, Inc.	110,536	6,714

		2,085,829

China — 1.6%
Dongfang Electric Corp., Ltd, Class H*	50,000	136,299
Dongfeng Motor Group Co., Ltd., Class H	66,000	130,152
Jiangxi Copper Co., Ltd., Class H	2,000	4,836
Zhejiang Expressway Co., Ltd., Class H	168,000	120,825

		392,112

Denmark — 1.6%
H Lundbeck A/S	19,362	387,571

Finland — 0.9%
Metso OYJ	489	20,972
Orion OYJ, Class B	9,302	189,744

		210,716

France — 6.9%
Alstom SA	3,080	109,997
Cap Gemini SA	2,611	101,923
Faurecia	708	15,220
France Telecom SA, SP ADR	12,774	177,048
Ipsen SA	764	20,368
Legrand SA	3,803	128,367
Metropole Television SA	15,198	233,364
Neopost SA	72	4,140
Nexans SA	2,482	124,074
PagesJaunes Groupe	60,429	173,578
Publicis Groupe SA	2,124	109,537
Societe BIC SA	644	70,933
Societe Television Francaise 1	12,909	124,740
Teleperformance SA	2,056	55,274
Total SA	1,269	60,589
Vivendi SA	7,981	147,532

		1,656,684

Germany — 3.9%
Draegerwerk AG & Co. KGaA, Pref. shares	398	44,781

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Germany — (Continued)
Gildemeister AG*	3,909	$80,047
K+S AG, Reg. shares	1,960	97,953
Leoni AG	1,636	84,013
ProSiebenSat.1 Media AG, Pref.shares	6,365	161,598
Siemens AG, SP ADR	466	43,277
SMA Solar Technology AG	1,859	77,883
Software AG	5,059	176,790
Stada Arzneimittel AG	1,080	35,826
Wincor Nixdorf AG	3,257	126,277

		928,445

Greece — 1.5%
OPAP SA	41,022	366,530

Hong Kong — 1.2%
CNOOC, Ltd.	55,000	117,250
Haier Electronics Group Co., Ltd.*	34,000	35,584
Shougang Fushan Resources Group Ltd.	364,000	127,610

		280,444

Ireland — 0.8%
Smurfit Kappa Group PLC	22,021	185,330

Italy — 4.8%
Danieli & C. Officine Meccaniche SpA	14,444	409,730
DiaSorin SpA	11,858	312,515
ENI SpA	10,803	239,809
Gruppo Editoriale L’espresso SpA	15,858	21,390
Recordati SpA	24,419	169,859
Telecom Italia SpA, SP ADR*	452	5,117

		1,158,420

Japan — 19.6%
Asahi Kasei Corp.	27,000	167,735
Brother Industries, Ltd.	6,800	92,154
Chiyoda Corp.	8,000	97,094
Circle K Sunkus Co., Ltd.	300	6,632
Daito Trust Construction Co., Ltd.	2,000	180,611
Dena Co., Ltd.	12,100	379,337
Hakuhodo DY Holdings, Inc.	650	40,788
House Foods Corp.	600	10,130
Itochu Techno-Solutions Corp.	1,400	63,915
JGC Corp.	11,000	318,537
KDDI Corp.	7	46,030
Kobayashi Pharmaceutical Co., Ltd.	3,100	155,893
Koito Manufacturing Co., Ltd.	8,000	124,249

	Number of Shares	Value
COMMON STOCKS — (Continued)
Japan — (Continued)
Kose Corp.	1,600	$37,034
Kuraray Co., Ltd.	7,200	103,166
Lintec Corp.	3,900	76,154
Mitsubishi Tanabe Pharma Corp.	4,600	64,068
Nippon Electric Glass Co., Ltd.	26,000	212,325
Nippon Kayaku Co., Ltd.	2,000	20,115
Nitto Denko Corp.	6,100	252,893
Nomura Research Institute, Ltd.	600	13,865
NTT DoCoMo, Inc., SP ADR	8,105	138,758
Obic Co., Ltd.	1,120	236,794
Otsuka Corp.	200	16,107
Point, Inc.	4,820	178,033
Sankyo Co., Ltd.	3,300	159,544
Santen Pharmaceutical Co., Ltd.	900	37,594
Sega Sammy Holdings, Inc.	8,300	174,130
Shimamura Co., Ltd.	500	56,801
SKY Perfect JSAT Holdings, Inc.	106	46,335
Softbank Corp.	9,900	297,099
Sugi Holdings Co., Ltd.	500	16,207
Sumitomo Heavy Industries, Ltd.	2,000	10,371
Sundrug Co., Ltd.	1,800	55,281
Toagosei Co., Ltd.	12,000	52,154
Tokyo Electron, Ltd.	1,700	94,858
Toshiba TEC Corp.	43,000	174,499
Tsuruha Holdings, Inc.	5,500	330,661
Xebio Co., Ltd.	3,700	101,908
Yahoo Japan Corp.	22	6,616
Yamato Holdings Co., Ltd.	2,100	32,536

		4,679,011

Mexico — 1.8%
America Movil SAB de CV, ADR, Class L	2,809	74,860
Grupo Mexico SAB de CV, Class B	98,840	304,655
Telefonos de Mexico SAB de CV, Class L	50,600	39,234

		418,749

Netherlands — 1.9%
ASML Holding NV	8,417	428,281
Koninklijke KPN NV	2,364	21,219

		449,500
Norway — 1.4%
Cermaq ASA*	5,229	71,405
Marine Harvest ASA	64,549	33,115

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Formula Investing International Value Select Fund

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Norway — (Continued)
TGS Nopec Geophysical Co. ASA	7,046	$203,638
Yara International ASA	614	30,116

		338,274

Singapore — 1.1%
Flextronics International, Ltd.*	19,004	126,567
Sakari Resources, Ltd.	86,000	136,905

		263,472

South Korea — 1.5%
Kangwon Land, Inc.	5,090	109,220
KT&G Corp.	3,716	255,159

		364,379

Spain — 2.6%
Antena 3 de Television SA	19,629	103,931
Construcciones y Auxiliar de Ferrocarriles SA	371	198,131
Tecnicas Reunidas SA	8,443	328,853

		630,915

Sweden — 0.5%
Saab AB, Class B	7,519	125,292

Switzerland — 2.9%
Forbo Holding AG, Reg. shares	149	107,689
Meyer Burger Technology AG*	12,639	208,875
OC Oerlikon Corp. AG, Reg. shares	24,606	243,173
Panalpina Welttransport Holding AG,
Reg. shares*	1,412	137,676

		697,413

Taiwan — 2.4%
Asustek Computer, Inc.	3,000	30,299
Compal Electronics, Inc.	175,000	201,311
HTC Corp.	14,000	212,335
LITE-ON IT Corp.	56,279	57,033
Lite-On Technology Corp.	12,000	14,646
Novatek Microelectronics Corp.	23,000	69,689

		585,313

United Kingdom — 15.1%
AstraZeneca PLC, SP ADR	8,513	373,721
Bodycote PLC	5,242	36,190
BP PLC	30,377	219,380

	Number of Shares	Value
COMMON STOCKS — (Continued)
United Kingdom — (Continued)
Cable & Wireless Worldwide PLC	283,595	$163,342
Cookson Group PLC	4,510	53,101
Debenhams PLC	81,971	109,884
Firstgroup PLC	6,195	19,585
Halfords Group PLC	58,680	261,983
Homeserve PLC	1,569	6,429
IMI PLC	14,280	229,317
Inchcape PLC	35,191	208,971
ITV PLC	300,980	408,842
Ladbrokes PLC	39,227	114,209
Logica PLC	24,708	31,237
Micro Focus International PLC*	51,287	387,536
Mitie Group PLC	24,548	116,210
Mondi PLC	17,188	159,417
Next PLC	1,079	51,290
Reckitt Benckiser Group PLC	1,184	68,925
Royal Dutch Shell PLC, Class A	5,956	211,975
William Hill PLC	78,162	356,954
WS Atkins PLC	1,055	12,447

		3,600,945

United States — 0.1%
NII Holdings, Inc.*	1,549	21,678

TOTAL COMMON STOCKS (Cost $24,446,580)		22,700,049

EXCHANGE TRADED FUNDS — 3.6%
iShares MSCI EAFE Index Fund	15,912	855,270

TOTAL EXCHANGE TRADED FUNDS (Cost $833,357)		855,270

TOTAL INVESTMENTS - 98.5% (Cost $25,279,937)		23,555,319

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%		358,858

NET ASSETS - 100.0%		$23,914,177

*	Non-income producing.

ADR	American Depositary Receipt
SP	ADR Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Assets and Liabilities

April 30, 2012

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Assets
Investments, at value†	$39,011,702	$173,896,793	$11,920,602	$23,555,319
Cash	104,687	1,986,112	41,766	302,305
Foreign currency, at value††	—	—	180,205	239,795
Receivable for investments sold	3,177,151	4,022,767	109,396	94,295
Receivable for capital shares sold	294,000	931,671	—	541,284
Dividends and interest receivable	20,322	109,264	51,059	98,895
Receivable from Investment Adviser	—	—	11,815	—
Prepaid expenses and other assets	15,483	32,436	13,667	15,495

Total assets	42,623,345	180,979,043	12,328,510	24,847,388

Liabilities
Payable for investments purchased	3,375,211	5,320,666	—	774,150
Payable for capital shares redeemed	55,243	1,130,211	118,353	81,108
Payable to Adviser	3,448	108,100	—	1,693
Payable for Audit fees	24,000	24,000	24,000	24,000
Payable for transfer agent fees.	5,831	12,857	5,640	12,253
Payable for administration and accounting.	11,834	10,323	15,239	6,635
Payable for custodian fees	44,940	23,258	61,452	25,225
Accrued expenses	14,023	48,434	5,517	8,147

Total liabilities	3,534,530	6,677,849	230,201	933,211

Net Assets	$39,088,815	$174,301,194	$12,098,309	$23,914,177

Net Assets Consisted of:
Capital stock, $0.01 par value	$31,937	$140,349	$12,924	$27,670
Paid-in capital	36,329,691	161,907,679	13,326,755	26,541,154
Accumulated net investment income	64,725	94,727	219,894	391,961
Accumulated net realized gain (loss) from investments and foreign currency transactions	(64,134)	4,058,394	(1,248,169)	(1,328,990)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currency	2,726,596	8,100,045	(213,095)	(1,717,618)

Net Assets	$39,088,815	$174,301,194	$12,098,309	$23,914,177

† Investments, at cost	$36,285,106	$165,796,748	$12,136,068	$25,279,937

†† Foreign currency, at cost	$—	$—	$178,716	$234,590

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Assets and Liabilities (Concluded)

April 30, 2012

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Class A:
Net assets	$39,088,815	$142,250,359	$12,098,309	$21,408,811

Shares outstanding	3,193,690	11,454,708	1,292,399	2,477,193

Net asset value, offering and redemption price per share	$12.24	$12.42	$9.36	$8.64

Class I
Net assets	$—	$32,050,835	$—	$2,505,366

Shares outstanding	—	2,580,228	—	289,842

Net asset value, offering and redemption price per share	$—	$12.42	$—	$8.64

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Operations

For the Year Ended April 30, 2012

	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Formula Investing International Value 400 Fund	Formula Investing International Value Select Fund
Investment Income
Dividends	$512,555	$1,726,941	$396,090	$726,529
Less: foreign taxes withheld	(598)	—	(32,867)	(65,791)
Interest	—	590	—	397

Total investment income	511,957	1,727,531	363,223	661,135

Expenses
Advisory fees (Note 2)	233,283	850,282	92,246	166,466
Administration and accounting fees	94,132	71,512	134,618	74,633
Custodian transaction and out of pocket fees (Note 2)	82,015	35,513	191,445	61,280
Distribution fees (Class A) (Note 2)	77,761	229,675	27,131	39,660
Registration and filing fees	57,659	71,677	36,844	38,315
Professional fees	45,745	86,966	33,165	37,333
Transfer agent fees (Note 2)	35,155	58,144	34,366	67,569
Printing and shareholder reporting fees	26,032	52,927	15,262	10,093
Trustees’ and officers’ fees	7,719	18,826	3,924	5,224
Other expenses	7,190	14,090	4,546	5,211

Total expenses before waivers and reimbursements	666,691	1,489,612	573,547	505,784

Less: waivers and reimbursements (Note 2)	(277,886)	(159,572)	(427,039)	(255,851)

Net expenses after waivers and reimbursements	388,805	1,330,040	146,508	249,933

Net investment income.	123,152	397,491	216,715	411,202

Net realized and unrealized gain (loss) from investments:
Net realized gain (loss) on investments	(66,275)	5,842,865	(1,239,579)	(1,311,477)
Net realized loss on foreign currency transactions	—	—	(4,409)	(16,143)
Net change in unrealized appreciation
(depreciation) on investments.	1,896,194	6,932,501	(558,551)	(1,947,128)
Net change in unrealized gain on foreign currency translations	—	—	1,033	4,998

Net realized and unrealized gain (loss) on investments	1,829,919	12,775,366	(1,801,506)	(3,269,750)

Net increase (decrease) in net assets resulting from operations	$1,953,071	$13,172,857	$(1,584,791)	$(2,858,548)

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Changes in Net Assets

	Formula Investing		Formula Investing
	U.S. Value		U.S. Value
	1000 Fund		Select Fund
	For the	For the	For the	For the
	Year Ended	Period Ended	Year Ended	Period Ended
	April 30, 2012	April 30, 2011*	April 30, 2012	April 30, 2011*
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$123,152	$6,931	$397,491	$(1,790)
Net realized gain (loss) from investments and foreign currency transactions	(66,275)	42,261	5,842,865	13,569
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	1,896,194	830,402	6,932,501	1,167,544

Net increase (decrease) in net assets resulting from operations	1,953,071	879,594	13,172,857	1,179,323

Less Dividends and Distributions to Shareholders from:
Net investment income
Class A	(71,187)	—	(302,797)	—
Class I	—	—	(4,624)	—
Net realized capital gains
Class A	(44,294)	—	(1,777,474)	—
Class I	—	—	(19,106)	—

Net decrease in net assets from dividends and distributions to shareholders	(115,481)	—	(2,104,001)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	22,966,420	13,405,211	142,467,736	19,585,279

Total increase in net assets	24,804,010	14,284,805	153,536,592	20,764,602

Net assets
Beginning of period	14,284,805	—	20,764,602	—

End of period	$39,088,815	$14,284,805	$174,301,194	$20,764,602

Accumulated net investment income, end of period	$64,725	$7,251	$94,727	$—

*	Formula Investing U.S. Value 1000 Fund commenced operations on November 3, 2010; Formula Investing U.S. Value Select Fund commenced operations for Class A Shares on November 3, 2010, and Class I Shares on December 13, 2011; Formula Investing International Value 400 Fund commenced operations on December 17, 2010; Formula Investing International Value Select Fund commenced operations for Class A Shares on December 17, 2010, and Class I Shares on June 30, 2011.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Statement of Changes in Net Assets

Formula Investing International Value 400 Fund		Formula Investing International Value Select Fund
For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*

$216,715	$34,148	$411,202	$36,369
(1,243,988)	161,157	(1,327,620)	204,547

(557,518)	344,423	(1,942,130)	224,512

(1,584,791)	539,728	(2,858,548)	465,428

(34,341)	—	(29,769)	—

—	—	(6,661)	—

(174,923)	—	(205,654)	—

—	—	(23,765)	—

(209,264)	—	(265, 849)	—

5,769,084	7,583,552	15,696,155	10,876,991

3,975,029	8,123,280	12,571,758	11,342,419

8,123,280	—	11,342,419	—

$12,098,309	$8,123,280	$23,914,177	$11,342,419

$219,894	$29,165	$391,961	$29,069

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Financial Highlights

Contained below is per share operating performance data for each Class A and Class I Share outstanding (as applicable to each Fund), total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Investment Activities				Dividends and Distributions

Net Asset Value, Beginning of Period*		Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distribution from Capital Gains	Total Distributions
Formula Investing U.S. Value 1000 Fund
Class A Shares
5/1/2011-4/30/2012	$11.85	$0.04		$0.37	$0.41	$(0.02)	$(0.01)	$(0.03)
11/3/2010-4/30/2011	$10.00	$0.02		$1.83	$1.85	$—	$—	$—

Formula Investing U.S. Value Select Fund
Class A Shares
5/1/2011-4/30/2012	$11.78	$0.04		$0.81	$0.85	$(0.03)	$(0.19)	$(0.22)
11/3/2010-4/30/2011	$10.00	$(0.00	)(4)	$1.78	$1.78	$—	$—	$—

Class I Shares
12/13/2011-4/30/2012	$10.99	$0.02		$1.64	$1.66	$(0.05)	$(0.19)	$(0.24)

Formula Investing International Value 400 Fund
Class A Shares
5/1/2011-4/30/2012	$11.03	$0.19		$(1.70)	$(1.51)	$(0.03)	$(0.14)	$(0.17)
12/17/2010-4/30/2011	$10.00	$0.08		$0.95	$1.03	$—	$—	$—

Formula Investing International Value Select Fund
Class A Shares
5/1/2011-4/30/2012	$10.83	$0.21		$(2.28)	$(2.07)	$(0.02)	$(0.11)	$(0.13)
12/17/2010-4/30/2011	$10.00	$0.07		$0.76	$0.83	$—	$—	$—

Class I Shares
6/30/2011-4/30/2012	$10.24	$0.16		$(1.62)	$(1.46)	$(0.03)	$(0.11)	$(0.14)

*

Formula Investing U.S. Value 1000 Fund commenced operations on November 3, 2010; Formula Investing U.S. Value Select Fund commenced operations for Class A Shares on November 3, 2010, and Class I Shares on December 13, 2011; Formula Investing International Value 400 Fund commenced operations on December 17, 2010; Formula Investing International Value Select Fund commenced operations for Class A Shares on December 17, 2010, and Class I Shares on June 30, 2011.

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(4)	Amount is less than $0.005 per share.
(5)	Annualized.
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Financial Highlights (Concluded)

Redemption Fees	Net Asset Value, End of Year/Period	Total Return (2)	Net Assets, End of Year	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reductions of Expenses(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.01	$12.24	3.67%	$39,089	1.25%		2.14%		0.40%		183%
$0.00(4)	$11.85	18.50%	$14,285	1.25	%(5)	6.53	%(5)	0.31	%(5)	171	%(6)

$0.01	$12.42	7.63%	$142,250	1.35%		1.52%		0.39%		187%
$0.00(4)	$11.78	17.80%	$20,765	1.35	%(5)	4.38	%(5)	(0.06	)%(5)	174	%(6)

$0.01	$12.42	15.51%	$32,051	1.10	%(5)	1.20	%(5)	0.53	%(5)	187	%(6)

$0.01	$9.36	(13.36)%	$12,098	1.35%		5.28%		2.00%		174%
$0.00(4)	$11.03	10.03%	$8,123	1.35	%(5)	7.00	%(5)	2.04	%(5)	147	%(6)

$0.01	$8.64	(18.95)%	$21,409	1.45%		2.90%		2.36%		171%
$0.00(4)	$10.83	8.30%	$11,342	1.45	%(5)	5.55	%(5)	1.96	%(5)	220	%(6)

$0.00(4)	$8.64	(14.12)%	$2,505	1.20	%(5)	2.72	%(5)	2.18	%(5)	171	%(6)

The accompanying notes are an integral part of the financial statements.

FORMULA INVESTING FUNDS

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Formula Investing Funds (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund commenced investment operations on November 3, 2010. The Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund commenced investment operations on December 17, 2010. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds offers separate classes of shares, Class A, Class C and Class I Shares. As of April 30, 2012, Class C and Class I Shares had not been issued for the Formula Investing U.S. Value 1000 Fund and the Formula Investing International Value 400 Fund. The Formula Investing U.S. Value Select Fund and Formula Investing International Value Select Fund currently offers Class A and Class I Shares.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 4/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Formula Investing U.S. Value 1000 Fund:
Investments in Securities*	$39,011,702	$39,011,702	$—	$—

Formula Investing U.S. Value Select Fund:
Investments in Securities*	$173,896,793	$173,896,793	$—	$—

Formula Investing International Value 400 Fund:
Investments in Securities*	$11,920,602	$11,920,602	$—	$—

Formula Investing International Value Select Fund:
Investments in Securities*	$23,555,319	$23,555,319	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U. S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against a Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — Both the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which these two Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect both Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for both Funds is determined on the basis of U.S. dollars, both Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of both Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of both Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC. (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as investment adviser, Gotham is entitled to the following advisory fees, as a percentage of each Fund’s average daily net assets:

Annual Advisory Fee
Formula Investing U.S. Value 1000 Fund.	0.75%
Formula Investing U.S. Value Select Fund	0.85%
Formula Investing International Value 400 Fund	0.85%
Formula Investing International Value Select Fund	0.95%

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed the amounts listed below (on an annual basis) of a Fund’s average daily net assets (each an “Expense Limitation”):

Formula Investing U.S. Value 1000 Fund	1.00%
Formula Investing U.S. Value Select Fund	1.10%
Formula Investing International Value 400 Fund.	1.10%
Formula Investing International Value Select Fund	1.20%

Each Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for a Fund. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation. Each class of shares of the Funds pays its respective pro-rated portion of the advisory fee payable by the Funds.

At April 30, 2012, the amount of potential recoupment by the Adviser was as follows:

	Expiration April 30, 2014	Expiration April 30, 2015
Formula Investing U.S. Value 1000 Fund	$97,215	$277,886
Formula Investing U.S. Value Select Fund	70,194	159,572
Formula Investing International Value 400 Fund.	69,133	425,540
Formula Investing International Value Select Fund	50,226	254,352

For the year ended April 30, 2012, the advisory fee and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Formula Investing U.S. Value 1000 Fund.	$233,283	$(277,886)	$(44,603)
Formula Investing U.S. Value Select Fund.	850,282	(159,572)	690,710
Formula Investing International Value 400 Fund	92,246	(425,540)	(333,294)
Formula Investing International Value Select Fund	166,466	(254,352)	(87,886)

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued administration and accounting fees totaling $94,132, $71,512, $134,618 and $74,633 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively, and waived fees totaling $833 and $833 for the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued transfer agent fees totaling $35,155, $58,144, $34,366 and $67,569 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively, and waived fees totalling $500 and $500 for the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued custodian fees totaling $82,015, $35,513, $191,445, and $61,280 for the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively, and waived fees totaling $166 and $166 for the Formula Investing International Value 400 Fund and the Formula Investing International Value Select Fund, respectively.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Funds terminate its agreement with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (“the Underwriter”), formerly BNY Mellon Distributors LLC, provides principal underwriting services to the Funds. For the year ended April 30, 2012, there were no underwriting commissions or sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, each Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of each Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2012 was $29,895. During the period there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Funds during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of a Fund were as follows:

	Purchases	Sales
Formula Investing U.S. Value 1000 Fund	$79,741,129	$56,693,144
Formula Investing U.S. Value Select Fund	327,314,093	187,035,309
Formula Investing International Value 400 Fund	24,256,364	18,557,102
Formula Investing International Value Select Fund	45,447,615	29,783,581

4. Capital Share Transactions

For the year ended April 30, 2012 and the period from commencement of operations through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*

	Shares	Amount	Shares	Amount
Formula Investing U.S. Value 1000 Fund
Class A Shares
Sales	3,159,230	$36,027,890	1,213,873	$13,492,530
Reinvestments	10,758	112,199	—	—
Redemption Fees**	—	23,723	—	882
Redemptions	(1,182,246)	(13,197,392)	(7,925)	(88,201)

Net increase	1,987,742	$22,966,420	1,205,948	$13,405,211

Formula Investing U.S. Value Select Fund
Class A Shares
Sales	13,952,881	$161,455,592	1,775,670	$19,722,741
Reinvestments	176,711	1,897,812	—	—
Redemption Fees**	—	42,396	—	1,389
Redemptions	(4,438,170)	(52,160,945)	(12,384)	(138,851)

Net increase	9,691,422	$111,234,855	1,763,286	$19,585,279

Class I Shares***
Sales	3,109,080	$37,744,268	—	$—
Reinvestments	2,212	23,730	—	—
Redemption Fees**	—	9,945	—	—
Redemptions	(531,064)	(6,545,062)	—	—

Net increase	2,580,228	$31,232,881	—	$—

Formula Investing International Value 400 Fund
Class A Shares
Sales	1,102,912	$10,672,158	752,435	$7,748,123
Reinvestments	24,911	202,273	—	—
Redemption Fees**	—	10,147	—	616
Redemptions	(571,932)	(5,115,494)	(15,927)	(165,187)

Net increase	555,891	$5,769,084	736,508	$7,583,552

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*

	Shares	Amount	Shares	Amount
Formula Investing International Value Select Fund
Class A Shares
Sales	2,305,016	$20,751,604	1,073,477	$11,147,262
Reinvestments	30,326	229,523	—	—
Redemption Fees**	—	11,028	—	1,134
Redemptions	(905,414)	(8,094,029)	(26,212)	(271,405)

Net increase	1,429,928	$12,898,126	1,047,265	$10,876,991

Class I Shares***
Sales	285,823	$2,766,528	—	$—
Reinvestments	4,019	30,426	—	—
Redemption Fees**	—	1,075	—	—
Redemptions	—	—	—	—

Net increase	289,842	$2,798,029	—	$—

* Formula Investing U.S. Value 1000 Fund and Formula Investing U.S. Value Select Fund commenced operations on November 3, 2010; Formula Investing International Value 400 Fund and Formula Investing International Value Select Fund’s Class A Shares commenced operations on December 17, 2010.

** There is 1.00% redemption fee that may be charged on shares redeemed which have been held 90 days or less. The redemption fees are retained by the Funds and are allocated to all classes in that Fund based on relative net assets.

*** Formula Investing U.S. Value Select Fund’s Class I Shares commenced operations on December 13, 2011; Formula Investing International Value Select Fund’s Class I Shares commenced operations on June 30, 2011.

As of April 30, 2012, the following Fund had shareholders that held 10% or more of the outstanding shares of the Funds:

Formula Investing International Value 400 Fund
(Affiliated Shareholder)	24%

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2012, primarily attributable to non-deductible expenses, net investment loss and gains and losses on foreign currency transactions, were reclassified among the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
Formula Investing U.S. Value 1000 Fund	$5,509	$4,174	$(9,683)
Formula Investing U.S. Value Select Fund	4,657	—	(4,657)
Formula Investing International Value 400 Fund	8,355	4,411	(12,766)
Formula Investing International Value Select Fund	(11,880)	16,143	(4,263)

The tax character of distributions paid by the Funds during the fiscal year ended April 30, 2012 was as follows:

	Ordinary Income Dividend	Long-Term Capital Gains Dividend
Formula Investing U.S. Value 1000 Fund	$115,457	$24
Formula Investing U.S. Value Select Fund	2,104,001	—
Formula Investing International Value 400 Fund.	209,264	—
Formula Investing International Value Select Fund	265,849	—

There were no distributions paid during the fiscal year ended April, 30, 2011 for the Funds.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
Formula Investing U.S. Value 1000 Fund	$—	$163,677	$39,747	$2,523,763
Formula Investing U.S. Value Select Fund	—	4,756,122	—	7,529,154
Formula Investing International Value 400 Fund	(208,964)	222,120	—	(305,430)
Formula Investing International Value Select Fund	(283,897)	391,961	—	(1,946,459)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Formula Investing U.S. Value 1000 Fund	$36,487,939	$3,799,938	$(1,276,175)	$2,523,763
Formula Investing U.S. Value Select Fund	166,367,639	12,739,276	(5,210,122)	7,529,154
Formula Investing International Value 400 Fund	12,228,403	798,008	(1,105,809)	(307,801)
Formula Investing International Value Select Fund	25,508,778	1,423,225	(3,376,684)	(1,953,459)

FORMULA INVESTING FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012.

For the fiscal year ended April 30, 2012, the Funds deferred to May 1, 2012, the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Formula Investing U.S. Value 1000 Fund	$—	$ —	$ —
Formula Investing U.S. Value Select Fund	—	—	32,109
Formula Investing International Value 400 Fund	—	899,160	49,938
Formula Investing International Value Select Fund	—	717,263	98,989

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is April 30, 2012.

The following table shows amounts of post-enactment capital loss carryforwards, if any, by each of the applicable Funds, which have an unlimited period of capital loss carryforward, as of April 30, 2012:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward
	Short-Term	Long-Term
Formula Investing U.S. Value 1000 Fund.	$ —	$—
Formula Investing U.S. Value Select Fund	—	—
Formula Investing International Value 400 Fund	208,964	—
Formula Investing International Value Select Fund	283,897	—

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

FORMULA INVESTING FUNDS

Notes to Financial Statements (Concluded)

April 30, 2012

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FORMULA INVESTING FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Formula Investing U.S. Value 1000 Fund

Formula Investing U.S. Value Select Fund

Formula Investing International Value 400 Fund

Formula Investing International Value Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Formula Investing International 400 Fund, and Formula Investing International Value Select Fund (collectively referred to as the “Formula Investing Funds” or the “Funds”) at April 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

FORMULA INVESTING FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders within 60 days of the Funds’ fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, none of the Funds paid any ordinary income dividends or long-term capital gain dividends to their shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is as follows:

Formula Investing U.S. Value 1000 Fund	56.00%
Formula Investing U.S. Value Select Fund	24.03%
Formula Investing International Value 400 Fund	9.75%
Formula Investing International Value Select Fund	—%

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is as follows:

Formula Investing U.S. Value 1000 Fund.	56.00%
Formula Investing U.S. Value Select Fund	23.53%
Formula Investing International Value 400 Fund	0.02%
Formula Investing International Value Select Fund	—%

The percentage of ordinary income distributions designated as qualified short-term gain pursuant to the American Job Creation Act of 2004 is as follows:

Formula Investing U.S. Value 1000 Fund	100.00%
Formula Investing U.S. Value Select Fund	100.00%
Formula Investing International Value 400 Fund	100.00%
Formula Investing International Value Select Fund	100.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Formula Investing U.S. Value 1000 Fund	—%
Formula Investing U.S. Value Select Fund.	0.12%
Formula Investing International Value 400 Fund	0.01%
Formula Investing International Value Select Fund	—%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

The Funds paid foreign taxes and recognized foreign source income as follows:

	Foreign Taxes Paid	Foreign Source Income
Formula Investing International Value 400 Fund	$22,598	$370,549
Formula Investing International Value Select Fund	35,529	658,036

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FORMULA INVESTING FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

FORMULA INVESTING FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

FORMULA INVESTING FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

FORMULA INVESTING FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

FORMULA INVESTING FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

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Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30Th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Lateef Fund Shareholder,

U.S. equity markets rallied to their best first quarter in almost 15 years bolstered by attractive valuations, strong earnings, an accommodative monetary policy, improving employment and an increase in Europe’s debt crisis rescue funding. Following flat price performance in 2011 and a year of 15% earnings growth, the S&P 500 began 2012 with a price-to-earnings (P/E)1 of just 12 times expected earnings and interest rates at 70-year lows. The S&P 500 increased 12.6% during the first quarter of 2012 and gains were broad-based. In 2011, the Lateef Fund (the “Fund”) grew weighted average earnings 34% compared to 15% for the S&P 500. For 2012, the consensus estimated growth in earnings for the Fund is expected to be approximately 11% compared to 9% for the S&P 500. While earnings growth can be a proxy for growth in intrinsic value, it is just one component of estimating intrinsic value.

One of the revelations of academic studies in finance has been Tobias Moscowitz’s study2 which proved that value and momentum are powerful predictive factors in performance across all asset classes. Moscowitz proved that assets that have exhibited outperformance in the previous six-month time horizon, combined with below-peer valuations, tend to exhibit strong subsequent performance. After several years of P/E multiple contraction and growth in earnings we believe the Fund’s holdings demonstrate both value (and not relative value) and price momentum as seen in the first quarter of 2012.

Consistent with previous cycles, investors have concentrated on cyclical growth while prices have recovered from market lows in March 2009. Despite the worst recovery of jobs and housing prices in the past century, investors have bid up cyclical recovery stocks to substantial premiums over steadier growth companies. We do not follow this investing thesis but we do understand that the lottery-like payoff of timing a cyclical stock from the bottom is behavior frequently exhibited by investors.

As we analyze the market conditions and the Fund, we believe that much of the above described behavior has been played out and we see investors returning to high quality, steadier growth companies. For instance, our technology companies have grown their earnings power and have become more important to their customers; their valuations have been below that of cyclical real estate, industrial and commodity companies. We are now convinced that as our economy approaches equilibrium, the earnings power of companies such as Qualcomm, Accenture and Express Scripts, which are held in the Fund, should lead to an upward revaluation of their equity in the marketplace.

[1]	P/E is the valuation ratio of a company’s current share price compared to its per-share earnings (price per share/earnings per share)
[2]	“Value and Momentum Everywhere” by Clifford S. Asness, Tobias J. Moskowitz and Lasse H. Pedersen. First Version: March 2008. Second Version: February 2009.

1

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

Leaders and Laggards

Fund leaders held for the entire first quarter of 2012 were led by our technology companies that are benefiting from the proliferation of wireless devices, data storage and analytics. The leading contributors to Fund performance were EMC Corp. (EMC) and Apple (AAPL)3.

EMC rose 39% as investors rallied behind its stronger than expected growth in 2011 with revenues +18%, earnings per share (EPS) +20% and cash flow +29%. We believe that EMC is well positioned to continue benefiting from strength in the core storage segment as well as accelerating growth from deploying virtualized data centers and big data analytic products.

Apple’s stock climbed 44% and reported stellar quarterly EPS growth of 116% driven by exceptional iPhone and iPad unit sales, which each more than doubled from the prior year. Later in the first quarter of 2012, we trimmed our position and shortly after the quarter ended, we exited our position. We believe the current financial expectations and possible supply chain execution risks associated with these expectations no longer warrant holding the stock at current prices. We believe Apple is fairly valued and are moving on to investment candidates where a margin of safety is more visible.

The Fund’s performance laggards held for the entire first quarter of 2012 were C.H. Robinson (CHRW) and Rockwell Collins (COL)4. C.H. Robinson fell 6% during the quarter as its recent quarterly revenue and earnings growth did not meet expectations. Eighteen months ago, we trimmed the position as the stock approached fair value and challenges to its core business model were present. We continue to recognize C.H. Robinson’s opportunity to increase share in the fragmented logistics industry from its 2%-3% level today and its non-asset based business model. However, we continue to assess our position as we wait for a more normalized imbalance in the supply and demand for domestic trucking.

Rockwell Collins rose 4% during the first quarter of 2012. The company reported slightly stronger than expected earnings and maintained its guidance for 12%-17% EPS growth for its fiscal year 2012. Investors remain concerned about how proposed cutbacks to the federal defense budget may impact Rockwell Collins, as well as increased competition in avionics from Garmin. We believe defense cutbacks will be manageable by Rockwell Collins and growth in its commercial aerospace division will more than offset the slowdown in defense. Rockwell Collins should benefit from Boeing’s planned production increase of 40% in commercial airplanes over the next three years. We were encouraged by management’s confidence as reflected by its record quarterly stock buyback representing 5% of its shares outstanding.

[3]	As of 3/31/12 EMC Corp. (EMC) was a 5.2% weight and Apple (AAPL) was a 3.4% weight.
[4]	As of 3/31/12 C.H. Robinson (CHRW) was a 0.6% weight and Rockwell Collins (COL) was a 4.5% weight.

2

LATEEF FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

Portfolio Activity

In the first quarter of 2012, we added CME Group (CME) to the Fund. CME is a leading derivatives exchange that trades futures contracts and options on futures, interest rates, stock indexes, foreign exchange and commodities. CME benefits from a network effect because they have the deepest pool of liquidity and CME clients have capital efficiencies since the company clears its own products and allows for product off-sets. CME should also benefit from Dodd-Frank regulatory requirements to shift OTC swaps from opaque in-house broker dealers to a transparent exchange such as CME. We believe CME Group is attractively priced at 16 times arguably depressed earnings and a 2012 estimated free cash flow yield of 6.5%.

From an organizational perspective, we are pleased to announce that Matt Sauer joined Lateef as a Portfolio Manager in March. Prior to Lateef, Matt spent six years as a Portfolio Manager at Ariel Investments and 13 years at Oak Value Capital Management as an Executive Vice President, Senior Portfolio Manager and Director of Research. Matt received a B.S. in Humanities from Lawrence Technological University and his MBA from Duke University. James Tarkenton worked with Matt at Oak Value and has known Matt for 14 years.

The Fund was up 16.44% net for the quarter ended 3/31/12 versus the 12.59% for the S&P 500. In April 2012, the Fund fell 0.25% for the month and rose 16.14% year to date versus -0.63% and 11.88% for the S&P 500 respectively. The annualized, since inception (September 6, 2007) return through 4/30/12 for the Fund was 3.77% versus the S&P 500’s 0.98%5.

Thank you for entrusting us with your confidence. We appreciate your support and look forward to communicating with you in the future.

Sincerely,

Lateef Investment Management

[5]

For purposes of this letter, we utilize the investment returns for the Lateef Fund Institutional Class I shares (ticker: LIMIX). Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks. Visit www.lateef.com to see the Fund’s most recently published holdings list.

3

LATEEF FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

4

LATEEF FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 in Lateef Fund’s Class A and Class C Shares

vs. Russell 3000® Index and S&P 500® Index

Comparison of Change in Value of $1,000,000 in Lateef Fund’s Class I Shares

vs. Russell 3000® Index and S&P 500® Index

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs do not reflect the deduction of taxes that a shareholder

5

LATEEF FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

Average Annual Total Returns For the Year Ended April 30, 2012
	1 Year	3 Years	Since Inception*
Class A Shares (without sales charge)	9.02%	19.29%	3.50%
Class A Shares (with sales charge)	3.53%	17.29%	2.36%
Class C Shares	8.13%	18.39%	2.66%
Class I Shares	9.20%	19.59%	3.77%
Russell 3000® Index	3.40%	19.92%	1.33%**
S&P 500® Index	4.76%	19.46%	0.98%**

*	The Lateef Fund (the “Fund”) commenced operations on September 6, 2007.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated September 1, 2011, are 1.59% and 1.24% for Class A Shares, 2.34% and 1.99% for Class C Shares and 1.34% and 0.99% for Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. For the period September 1, 2010 through August 31, 2013, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2013, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

6

LATEEF FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

LATEEF FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Lateef Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,144.40	$6.61
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.22
Class C Shares
Actual	$1,000.00	$1,139.10	$10.58
Hypothetical (5% return before expenses)	1,000.00	1,014.97	9.97
Class I Shares
Actual	$1,000.00	$1,145.80	$5.28
Hypothetical (5% return before expenses)	1,000.00	1,019.94	4.97

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 14.44%, 13.91%, and 14.58% for Class A, Class C, and Class I Shares, respectively.

8

LATEEF FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Services.	12.5%	$49,371,677
Media	10.5	41,476,104
Diversified Financial Services	9.6	37,933,860
Computers	8.6	33,954,671
Oil & Gas	8.1	32,089,803
Technology	7.5	29,586,024
Consumer, Non-cyclical	7.3	28,763,092
Telecommunications	7.0	27,660,787
Banks	5.2	20,726,600
Software	4.9	19,616,835
Lodging	4.9	19,536,473
Transportation	4.7	18,444,898
Aerospace & Defense	4.6	18,300,007
Outstanding Options Written	(0.1)	(429,300)
Other Assets In Excess of Liabilities	4.7	18,583,353

NET ASSETS	100.0%	$395,614,884

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

9

LATEEF FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 95.4%
Aerospace & Defense — 4.6%
Rockwell Collins, Inc.	327,429	$18,300,007

Banks — 5.2%
Wells Fargo & Co.	620,000	20,726,600

Commercial Services — 12.5%
MasterCard, Inc., Class A	46,700	21,121,009
Robert Half International, Inc.	948,009	28,250,668

		49,371,677

Computers — 8.6%
EMC Corp.*	731,619	20,638,972
Teradata Corp.#*	190,824	13,315,699

		33,954,671

Consumer, Non-cyclical — 7.3%
Express Scripts Holding Co.*	515,560	28,763,092

Diversified Financial Services — 9.6%
Affiliated Managers Group, Inc.*	177,116	20,123,920
CME Group, Inc.	67,000	17,809,940

		37,933,860

Lodging — 4.9%
Starwood Hotels & Resorts Worldwide, Inc.	330,008	19,536,473

Media — 10.5%
Discovery Communications, Inc., Class A*	380,000	20,679,600
Scripps Networks Interactive, Inc., Class A	414,108	20,796,504

		41,476,104

Oil & Gas — 8.1%
Suncor Energy, Inc.	971,241	32,089,803

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software — 4.9%
ANSYS, Inc.*	292,483	$19,616,835

Technology — 7.5%
Accenture PLC, Class A (Ireland)	455,520	29,586,024

Telecommunications — 7.0%
QUALCOMM, Inc.	433,283	27,660,787

Transportation — 4.7%
C.H. Robinson Worldwide, Inc.	38,775	2,316,418
Expeditors International of Washington, Inc.	403,212	16,128,480

		18,444,898

TOTAL COMMON STOCKS (Cost $315,899,595)		377,460,831

TOTAL INVESTMENTS - 95.4% (Cost $315,899,595)		377,460,831

	Contracts
OUTSTANDING OPTIONS WRITTEN — (0.1)%
Call Options — (0.1)%
Teradata Corp. Expires 05/19/12 Strike Price $70*(a)	(1,908)	$(429,300)

TOTAL OUTSTANDING OPTIONS WRITTEN (Premium $449,857)		(429,300)

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.7%		18,583,353

NET ASSETS - 100.0%		$395,614,884

#	A portion of this security is segregated as collateral for options written.
*	Non-income producing.
(a)	Primary risk exposure is equity price risk.

The accompanying notes are an integral part of the financial statements.

10

LATEEF FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $315,899,595)	$377,460,831
Cash	18,303,399
Receivable for capital shares sold	765,335
Dividends and interest receivable	322,850
Prepaid expenses and other assets	38,065

Total assets	396,890,480

Liabilities
Options written, at value (premiums received $449,857)	429,300
Payable for capital shares redeemed	435,610
Payable to Investment Adviser	245,649
Payable for transfer agent fees	37,144
Payable for administration and accounting fees	25,844
Payable to custodian	7,956
Payable for shareholder service fees	6,180
Accrued expenses	87,913

Total liabilities	1,275,596

Net Assets	$395,614,884

Net Assets Consisted of:
Capital stock, $0.01 par value	$335,379
Paid-in capital	329,094,850
Accumulated net investment loss	(557,098)
Accumulated net realized gain from investments and written options.	5,159,960
Net unrealized appreciation on investments and written options	61,581,793

Net Assets	$395,614,884

Class A:
Net asset value, offering and redemption price per share ($82,127,885 / 7,002,073)	$11.73

Maximum offering price per share (100/95 of $11.73)	$12.35

Class C:
Net asset value, offering and redemption price per share ($30,363,126 / 2,686,195)	$11.30

Class I:
Net asset value, offering and redemption price per share ($283,123,873 / 23,849,591)	$11.87

The accompanying notes are an integral part of the financial statements.

11

LATEEF FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$2,582,112
Less: foreign taxes withheld	(38,182)
Interest	18,509

Total investment income	2,562,439

Expenses
Advisory fees (Note 2)	3,221,791
Administration and accounting fees (Note 2)	249,947
Transfer agent fees (Note 2)	228,403
Distribution fees (Class C) (Note 2)	201,345
Distribution fees (Class A) (Note 2)	165,328
Registration and filing fees	71,223
Shareholder services fees	67,115
Printing and shareholder reporting fees	55,181
Trustees’ and officers’ fees	52,454
Legal fees	46,519
Custodian transaction and out of pocket fees (Note 2)	36,002
Audit fees	25,865
Other expenses	35,067

Total expenses before waivers and reimbursements	4,456,240

Less: waivers and reimbursements (Note 2)	(832,879)

Net expenses after waivers and reimbursements	3,623,361

Net investment loss	(1,060,922)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	30,965,236
Net realized gain from written options*	166,655
Net change in unrealized appreciation on investments	8,584,817
Net change in unrealized appreciation on written options*	20,557

Net realized and unrealized gain on investments	39,737,265

Net increase in net assets resulting from operations	$38,676,343

*	The primary risk exposure is equity contracts (See Note 1).

The accompanying notes are an integral part of the financial statements.

12

LATEEF FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Increase in net assets from operations:
Net investment loss	$(1,060,922)	$(610,880)
Net realized gain/(loss) from investments, written options and purchased options	31,131,891	(1,489,329)
Net change in unrealized appreciation from investments, written options and purchased options	8,605,374	35,877,612

Net increase in net assets resulting from operations:	38,676,343	33,777,403

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	103,005,662	72,608,434

Total increase in net assets	141,682,005	106,385,837

Net assets
Beginning of year	253,932,879	147,547,042

End of year	$395,614,884	$253,932,879

Accumulated net investment loss, end of year	$(557,098)	$—

The accompanying notes are an integral part of the financial statements.

13

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.76		$9.07		$6.91		$9.36		$10.00
Net investment loss	(0.05	)(1)	(0.04	)(1)	(0.05	)(1)	(0.08	)(1)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.02	(1)	1.73	(1)	2.21	(1)	(2.37	)(1)	(0.63)

Net increase/(decrease) in net assets resulting from operations	0.97		1.69		2.16		(2.45)		(0.64)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—		—	(2)

Net asset value, end of period	$11.73		$10.76		$9.07		$6.91		$9.36

Total investment return(3)	9.02%		18.63%		31.26%		(26.18)%		(6.37)%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$82,128		$68,230		$46,570		$34,955		$46,944
Ratio of expenses to average net assets	1.24%		1.30%		1.76%		2.06%		2.05	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.50%		1.59%		1.93%		—%		—%
Ratio of net investment loss to average net assets	(0.44)%		(0.38)%		(0.60)%		(1.02)%		(0.23	)%(4)
Portfolio turnover rate	35.98%		31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class C Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.45		$8.87		$6.81		$9.31		$10.00
Net investment loss	(0.12	)(1)	(0.10	)(1)	(0.11	)(1)	(0.13	)(1)	(0.06)
Net realized and unrealized gain/(loss) on investments	0.97	(1)	1.68	(1)	2.17	(1)	(2.37	)(1)	(0.63)

Net increase/(decrease) in net assets resulting from operations	0.85		1.58		2.06		(2.50)		(0.69)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—		—	(2)

Net asset value, end of period	$11.30		$10.45		$8.87		$6.81		$9.31

Total investment return(3)	8.13%		17.81%		30.25%		(26.85)%		(6.90)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$30,363		$28,086		$26,081		$18,042		$27,167
Ratio of expenses to average net assets	1.99%		2.05%		2.51%		2.81%		2.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.25%		2.34%		2.68%		—%		—%
Ratio of net investment loss to average net assets	(1.19)%		(1.13)%		(1.35)%		(1.77)%		(0.98	)%(4)
Portfolio turnover rate	35.98%		31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

LATEEF FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011		For the Year Ended April 30, 2010		For the Year Ended April 30, 2009		For the Period September 6, 2007* to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.87		$9.13		$6.94		$9.37		$10.00
Net investment income/(loss)	(0.02	)(1)	(0.01	)(1)	(0.03	)(1)	(0.06	)(1)	—	(2)
Net realized and unrealized gain/(loss) on investments	1.02	(1)	1.75	(1)	2.22	(1)	(2.37	)(1)	(0.62)

Net increase/(decrease) in net assets resulting from operations	1.00		1.74		2.19		(2.43)		(0.62)

Dividends and distributions to shareholders from:
Tax return of capital	—		—		—		—		(0.01)

Net asset value, end of period	$11.87		$10.87		$9.13		$6.94		$9.37

Total investment return(3)	9.20%		19.06%		31.56%		(25.93)%		(6.23)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$283,124		$157,616		$74,896		$21,508		$26,556
Ratio of expenses to average net assets	0.99%		1.05%		1.48%		1.81%		1.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.25%		1.34%		1.68%		—%		—%
Ratio of net investment income/(loss) to average net assets.	(0.19)%		(0.13)%		(0.35)%		(0.77)%		—	%(4)
Portfolio turnover rate	35.98%		31.77%		17.64%		51.89%		16.00	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

LATEEF FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Lateef Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within eighteen months of purchase where: (i) $1 million or more of Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

17

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2012

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level  1 —  quoted prices in active markets for identical securities;

• Level 2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —  significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities*	$377,460,831	$377,460,831	$—	$—

Liabilities:
Written Option on Equity Security .	$(429,300)	$—	$(429,300)	$—

* Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

18

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2012

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

OPTIONS — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy put and call options and write covered call and secured put options, all to hedge against changes in the value of equities. Such options may relate to particular securities or

19

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2012

domestic stock indices and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

During the year ended April 30, 2012, the Fund entered into 3,766 written options contracts.

The Fund had transactions in written options for the year ended April 30, 2012 as follows:

	Number of Contracts	Premium
Outstanding, April 30, 2011	—	$—
Call Options Written.	3,766	1,178,510
Call Options Closed.	(273)	(310,545)
Call Options Exercised	(1,585)	(418,108)

Outstanding, April 30, 2012	1,908	$449,857

2. Transactions with Affiliates and Related Parties

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets under $500 million; 0.95% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.90% of the Fund’s average daily net assets of $1 billion and over. For the period September 1, 2010 through August 31, 2013, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 0.99% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2013, unless the Board of Trustees of FundVantage Trust (the

20

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2012

“Trust”) approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

As of April 30, 2012, investment advisory fees payable to the Adviser were $245,649. For the year ended April 30, 2012, the Adviser waived fees of $832,879.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the year ended April 30, 2012, the Underwriter received $11,879 in underwriter commissions and $146,273 in sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $48,972. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

21

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2012

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$216,810,430	$104,526,241

4. Capital Share Transactions

For the year ended April 30, 2012 and the year ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Sales	3,394,022	$35,613,511	3,072,895	$29,564,837
Redemption Fees*	—	17,699	—	8,237
Redemptions	(2,731,147)	(27,648,148)	(1,868,788)	(17,327,662)

Net Increase	662,875	$7,983,062	1,204,107	$12,245,412

Class C Shares
Sales	567,624	$5,693,966	648,478	$6,123,095
Redemption Fees*	—	7,373	—	4,224
Redemptions	(569,390)	(5,682,152)	(901,644)	(8,275,994)

Net Increase/(Decrease)	(1,766)	$19,187	(253,166)	$(2,148,675)

Class I Shares
Sales	16,190,394	$168,629,849	7,849,916	$77,187,874
Redemption Fees*	—	63,619	—	15,053
Redemptions	(6,847,158)	(73,690,055)	(1,548,239)	(14,691,230)

Net Increase	9,343,236	$95,003,413	6,301,677	$62,511,697

* There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to

22

LATEEF FUND

Notes to Financial Statements (Continued)

April 30, 2012

be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, these adjustments were to increase accumulated net investment loss and decrease paid-in-capital by $503,824 due to the write-off of current year net investment loss. Net investment income, net realized gains and net assets were not affected by these adjustments.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$ —	$—	$5,159,959	$61,581,793

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$315,899,595

Gross unrealized appreciation.	66,303,934
Gross unrealized depreciation.	(4,742,698)

Net unrealized appreciation	$61,561,236

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012. For the fiscal year ended April 30, 2012, the Fund had late year ordinary loss deferrals of $557,098.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December

23

LATEEF FUND

Notes to Financial Statements (Concluded)

April 30, 2012

22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012. During the fiscal year ended April 30, 2012, the Fund utilized $25,971,931 of prior year capital loss carry forwards. As of April 30, 2012 the Fund did not have any capital loss carry forwards.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

LATEEF FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Lateef Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lateef Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

25

LATEEF FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

LATEEF FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

Approval of Advisory Agreement

At a meeting held on March 26-27, 2012, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Lateef Investment Management, L.P. (the “Adviser” or “Lateef”) and FundVantage Trust (the “Trust”) on

27

LATEEF FUND

Other Information (Continued)

(Unaudited)

behalf of the Lateef Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser manages the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information of similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. The Adviser also provided its proxy voting policies and procedures for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

The Trustees reviewed the historical performance charts and a comparison to relevant Morningstar peer comparative ratings for the one year, three year and since inception periods as of December 31, 2011. The Trustees considered the short-term and long-term performance of the Fund. The Trustees also noted that they considered performance reports and discussions with portfolio managers at Board meetings throughout the year. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the applicable Morningstar peer group rating.

A representative from Lateef attended the meeting in person and discussed Lateef’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

The Adviser provided information regarding its advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the structure of and the method used to determine the compensation received by a portfolio manager and the Adviser’s most recent financials, including its balance sheet. The Trustees also considered that the Adviser charges the same fees to its separately managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees concluded that the advisory fee and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

28

LATEEF FUND

Other Information (Concluded)

(Unaudited)

The Trustees reviewed the services provided to the Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund is likely to benefit from the provision of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services provided by the Adviser, the proposed compensation and expected benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s anticipated profitability. The Trustees concluded that the Adviser’s fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by the Adviser.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the Agreement. In addition, the Trustees also considered the Adviser’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the continuation of the Agreement, the Board considered all relevant factors and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the continuation of the Agreement.

29

LATEEF FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

30

LATEEF FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

31

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1 Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

32

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

33

LATEEF FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

34

LATEEF FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

35

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 100

Greenbrae, CA 94904

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LATEEF FUND

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund.

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2012 (Unaudited)

Dear Shareholder:

U.S. Economy

At the beginning of 2011, the economy as reflected in the Gross Domestic Product (GDP) was forecasted to grow at an annual rate of 3% or better, but growth rates drifted lower throughout the year. By the end of the year, economic data in the fourth quarter began to show improvement and eased concerns of a double dip recession. 2011 ended the year with 1.7% year-over-year GDP growth. Despite the lower than expected growth rate, the unemployment rate improved to 8.5% at year end, down from 9.5% at the beginning of 2011. Although employment levels improved, the total job base remained well below levels prior to the start of the recession.

Significant downside risks to the economic outlook swayed the Federal Reserve to take additional actions during the third quarter of 2011. This included a pledge to maintain an “exceptionally low” Fed Funds rate through mid-2013 and the implementation of “Operation Twist” in which the Federal Reserve placed downward pressure on long-term interest rates by buying longer dated Treasury securities and selling short term bonds.

Key data points in the final quarter of 2011 indicated that the U.S. started to regain economic momentum heading into 2012. Despite the encouraging data, looking ahead into 2012, strong growth remains questionable given the potential for further disruptions from macro/political events. The range of GDP forecasts is centered at a modest rate around 2%. Given the presidential election process, domestic policy uncertainty is likely to remain high and constrain the pace of job growth; the overall unemployment rate is not expected to improve dramatically from current levels. As a result, no upward pressure on inflation is anticipated from wages, and inflationary expectations remain grounded in the 2% range. If the scenario of low inflation and elevated unemployment continues, the possibility for further monetary accommodation will remain.

Hawaii Economy

The economy continues to slowly improve in Hawaii. The state unemployment rate has been regularly running well below the national average, starting 2011 at 6.9% and dropping to 6.7% by December. As of March 2012, Hawaii’s unemployment stood at 6.4%. It is important to note that most of the improvements in the employment picture have been in Honolulu County (island of Oahu) while neighbor island recovery has lagged. Tourism for the State continued to rebound and the increased visitor traffic has led to a sharp increase in visitor spending. In 2011, visitor expenditures were 15.6% higher than in 2010. The forecast for arrivals in 2012 is for an increase of 4.4%, while expenditures are forecasted to increase 6.4%.

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2012 (Unaudited)

Municipal Market and Fund Performance

During the year ending April 30, 2012 the municipal market experienced strong performance as there was limited new issuance, strong demand for yield and rising investor confidence in municipalities’ solvency. State and local governments continued their efforts to resolve budgetary challenges while taking advantage of the low rate environment to issue refunding deals. Attractive municipal yields relative to Treasuries also added demand. The very low Fed Funds target rate of 0.25% continued to spur a return of risk appetite. Over the 12 month period, 2 year municipal rates fell from 0.57% to 0.32%, while 30 year municipal rates fell from 5.38% to 4.13%.

The Pacific Capital Tax-Free Short Intermediate Securities Fund had a total return of 2.37% for the year ending April 30, 2012. The Pacific Capital Tax-Free Securities Fund had a total return, of 8.92% for the same period. Total return reflects the market fluctuation of the share price as well as reinvested dividends. Gross of Fee returns were 2.62% for the Pacific Capital Tax Free Short Intermediate Fund and 9.02% for the Pacific Capital Tax Free Securities Fund. The Barclays Capital Hawaii 3-Year Municipal Bond Index had a total return of 2.76% for the year ending April 30, 2012 and the Barclays Capital Hawaii Municipal Bond Index had a total return of 10.08% for the same period.

Outlook and Strategy

The beginning of 2012 brought a surge of new issuance of municipal bonds, as borrowers looked to lower interest expense in this low yield environment. The refunding deals and new issuance pushed municipal rates a bit higher, and we viewed this as an opportune time to take advantage of higher yields and put any available cash to work. If this trend of issuance continues throughout the year, rates may increase further, but conversely, any slowdown in issuance or hiccup in economic growth will keep demand strong for this asset class.

In managing the Pacific Capital Tax-Free Short Intermediate Securities Fund and the Tax-Free Securities Fund, we keep in mind each Fund’s goal of seeking high current income that is exempt from federal and Hawaii income tax. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance.

Asset Management Group of Bank of Hawaii’s (“AMG”) comments reflect the investment advisor’s views generally regarding the market and economy and are compiled from AMG’s research. These comments reflect opinions as of the date written and are subject to change.

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2012 (Unaudited)

Credit Quality as of April 30, 2012

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•      Top-down macroeconomic analysis of interest rate trends

•     Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•      As of April 30, 2012, AMG manages $1.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.8 billion in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2012 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the one-year period ending April 30, 2012, the Fund gained 8.92%, underperforming its benchmark, the Barclays Capital Hawaii Municipal Index, which returned 10.08%. The municipal sector experienced a strong rally over the past year, rewarding lower credit quality and longer duration bonds. This detracted from performance for the Fund which looks to maintain a high credit quality in the portfolio.

What major changes have occurred in the portfolio during the period covered by the report?

Redemptions have slowed but still continue in the Fund. We looked to cautiously extend duration and purchase bonds with available cash at a reasonable risk/return balance. We do not expect a sudden rise in rates, but in this extremely low interest rate environment, we need to be prepared for any early signs that may cause rates to back up.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the growth prospects for the economy. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2012 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Securities

Fund Class Y Shares vs. the Barclays Capital Hawaii Municipal Bond Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	3 Year	5 Year	10 Year
Class Y Shares	8.92%	5.49%	4.62%	4.36%
Barclays Capital Hawaii Municipal Bond Index	10.08%	6.45%	5.73%	5.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2011, are 0.33% and 0.13%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its Advisory fees until November 30, 2012. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust. Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2012 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2012 (Unaudited)

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2012 (Unaudited)

Credit Quality as of April 30, 2012

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the fund, and not the fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Fund seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

•   Top-down macroeconomic analysis of interest rate trends

•   Bottom-up credit research to identify high quality bonds

Investment Management

Advised by Asset Management Group of Bank of Hawaii (AMG)

•   As of April 30, 2012, AMG manages $1.1 billion in mutual fund assets. In addition, AMG personnel also manage approximately $1.8 billion in assets on behalf of Bank of Hawaii clients.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2012 (Unaudited)

What were the major factors in the market that influenced the Fund’s performance versus the benchmark?

For the one-year period ending April 30, 2012, the Fund gained 2.37%, in line with its benchmark, the Barclays Capital Hawaii 3-Year Municipal Bond Index, which returned 2.76%. The municipal sector experienced a strong rally over the past year, rewarding lower credit quality and longer duration bonds. The higher credit quality in the portfolio and shorter duration held back performance for the Fund, as well as maintaining a sufficient cash balance for liquidity.

What major changes have occurred in the portfolio during the period covered by the report?

Redemptions have slowed but still continue in the Fund. We looked to slightly extend the duration and purchase bonds with a reasonable risk/return balance.

What is your outlook for the Fund?

Despite recent market performance, there is still uncertainty about the growth prospects for the economy. In the year going forward, we will look for appropriate opportunities in this low rate environment that provide a reasonable risk/return balance while seeking high current income that is exempt from federal and Hawaii income tax.

8

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2012 (Unaudited)

Comparison of Change in Value of $10,000 Investment in the Pacific Capital Tax-Free Short Intermediate Securities

Fund Class Y Shares vs. the Barclays Capital Hawaii 3-Year Municipal Bond Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	3 Year	5 Year	10 Year
Class Y Shares	2.37%	1.89%	2.73%	2.63%
Barclays Capital Hawaii 3-Year Municipal Bond Index	2.76%	2.59%	4.13%	3.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

The Fund’s total annual gross and net operating expense ratio for Class Y Shares, as disclosed in the Fund’s prospectus dated September 1, 2011, are 0.50% and 0.30%, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has contractually agreed to waive its Advisory fees until November 30, 2012. The waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust. Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2012 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

9

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2012 (Unaudited)

Total returns reflect the waiver of Advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC. The Asset Management Group of Bank of Hawaii is the investment adviser to the Fund and receives a fee for its services.

10

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2011 and held for the entire period through April 30, 2012.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

		Beginning Account Value 11/1/11	Ending Account Value 04/30/12	Expenses Paid During Period* 11/1/11-04/30/12	Expense Ratio During Period** 11/1/11-04/30/12
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,048.00	$0.66	0.13%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.22	0.65	0.13%
Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$1,016.00	$1.30	0.26%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,023.57	1.31	0.26%

*

Expenses are equal to the average account value times a Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (182) divided by the number of days in the fiscal year (366). The Funds’ ending account values on the first line in each table are based on the actual six month total returns of 4.80% for the Pacific Capital Tax-Free Securities Fund and 1.60% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 97.6%
Arizona — 2.2%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 0.00%, 07/01/31, (NATL-RE, FGIC Insured)	5,000,000	5,505,250

California — 1.5%
Foothill-Eastern Transportation Corridor Agency, CAB, Senior Lein, Series A, ETM, 0.00%, 01/01/25	2,000,000	1,433,080
Norwalk-La Mirada Unified School District GO, CAB, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)	5,000,000	2,408,250

		3,841,330

District of Columbia — 1.7%
District of Columbia, Income Tax Revenue, Series A, Callable 12/01/21 at 100, 5.00%, 12/01/30	3,590,000	4,196,818

Florida — 1.5%
Orlando Utilities Commission, Water and Electric Revenue, Series D, ETM, 6.75%, 10/01/17	3,320,000	3,884,566

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Georgia — 3.0%
Municipal Electric Authority Power Revenue, Series W, ETM, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	385,000	411,153
Municipal Electric Authority Power Revenue, Series W, Unrefunded Portion, 6.60%, 01/01/18, (NATL-RE, IBC, BNYM Insured)	6,315,000	7,105,575

		7,516,728

Hawaii — 70.7%
County of Kauai GO, Series A, Callable 8/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,073,510
Hawaii County GO, Series A, 5.60%, 05/01/13, (NATL-RE, FGIC Insured)	605,000	636,877
Hawaii County GO, Series A, 5.25%, 07/15/17	1,655,000	1,994,656
Hawaii County GO, Series A, Callable 07/15/14 at 100, 5.25%, 07/15/23, (NATL-RE Insured)	595,000	647,699
Hawaii County GO, Series A, Callable 07/15/18 at 100, 6.00%, 07/15/26	1,655,000	1,994,143
Hawaii County GO, Series A, Callable 03/01/20 at 100, 4.00%, 03/01/28	2,470,000	2,658,980

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii Housing Finance & Development Corp, Multi-Family Housing, HSG-Kuhio Park Terrace, Series B, Callable 04/01/2013 at 100, 1.25%, 10/01/13, (FHLMC Insured)	1,000,000	1,003,930
Hawaii Housing Finance & Development Corp., Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA Insured)	4,000,000	4,157,920
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	3,905,370
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12, (NATL-RE, IBC Insured)	3,405,000	3,439,322
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/22	1,000,000	1,165,830
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	2,000,000	2,266,240

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., Series A, Callable 11/28/11 at 100, 5.50%, 12/01/14, (AMBAC Insured)	2,000,000	2,004,260
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Co., Inc., Series A, AMT, Callable 10/01/12 at 101, 5.65%, 10/01/27, (NATL-RE Insured)	3,000,000	3,046,950
Hawaii State Department of Hawaiian Home Lands Revenue, 4.50%, 04/01/13	500,000	512,965
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/16	500,000	557,150
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/18	775,000	884,035
Hawaii State GO, Series BZ, 6.00%, 10/01/12, (FGIC-TCRS Insured)	2,000,000	2,047,820
Hawaii State GO, Series CH, 4.75%, 11/01/13, (NATL-RE, IBC Insured)	1,435,000	1,529,925

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series CM, 6.50%, 12/01/13, (NATL-RE, FGIC Insured).	5,000,000	5,485,900
Hawaii State GO, Series CY, 5.75%, 02/01/15, (AGM Insured)	820,000	935,735
Hawaii State GO, Series DB, ETM, 5.00%, 09/01/12, (NATL-RE Insured)	505,000	512,989
Hawaii State GO, Series DB, Unrefunded Portion, 5.00%, 09/01/12, (NATL-RE Insured)	1,270,000	1,290,091
Hawaii State GO, Series DD, Callable 05/01/14 at 100, 5.00%, 05/01/17, (NATL-RE Insured)	1,000,000	1,092,760
Hawaii State GO, Series DD, Unrefunded Portion, Callable 05/01/14 at 100, 5.00%, 05/01/18, (NATL-RE Insured)	1,560,000	1,704,706
Hawaii State GO, Series DF, 5.00%, 07/01/12, (AMBAC Insured)	675,000	680,245
Hawaii State GO, Series DI, Callable 03/01/16 at 100, 5.00%, 03/01/26, (AGM Insured)	1,000,000	1,127,720
Hawaii State GO, Series DJ, Callable 04/01/17 at 100, 5.00%, 04/01/19, (AMBAC Insured)	1,000,000	1,179,650

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DJ, Callable 04/01/17 at 100, 5.00%, 04/01/22, (AMBAC Insured)	875,000	1,018,106
Hawaii State GO, Series DK, 5.00%, 05/01/17	4,000,000	4,771,120
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/28	3,000,000	3,425,880
Hawaii State GO, Series DK, Callable 05/01/18 at 100, 5.00%, 05/01/23	5,000,000	5,831,100
Hawaii State GO, Series DN, 5.00%, 08/01/15	1,660,000	1,892,583
Hawaii State GO, Series DQ, Callable 06/01/19 at 100, 5.00%, 06/01/23	2,000,000	2,432,400
Hawaii State GO, Series DT, 5.00%, 11/01/15	1,500,000	1,723,950
Hawaii State GO, Series DT, 5.00%, 11/01/16	1,800,000	2,126,106
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,727,260
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/27	3,000,000	3,570,480
Hawaii State GO, Series DZ, Callable 12/01/21 at 100, 5.00%, 12/01/31	1,000,000	1,159,980
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,000,000	3,286,110

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Harbor System Revenue, Series A, AMT, 5.25%, 07/01/16, (AGM Insured)	1,105,000	1,240,617
Hawaii State Harbor System Revenue, Series B, AMT, Callable 07/01/12 at 100, 5.50%, 07/01/19, (AMBAC Insured)	1,500,000	1,506,855
Hawaii State Highway Revenue, Series A, 5.00%, 01/01/21	1,000,000	1,236,560
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	6,526,457
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,322,070
Hawaii State Highway Revenue, Series A, Callable 01/01/22 at 100, 5.00%, 01/01/31	3,025,000	3,515,262
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/14 at 100, 4.75%, 07/01/18, (NATL-RE, FGIC Insured).	1,000,000	1,093,960

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.50%, 07/01/23, (NATL-RE Insured)	1,500,000	1,638,930
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/16 at 100, 4.75%, 07/01/31, (NATL-RE Insured)	2,000,000	2,148,040
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,000,000	3,603,570
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 4.50%, 07/01/28	1,500,000	1,702,785
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/17, (NATL-RE Insured)	1,300,000	1,480,687

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Board of Water Supply System Revenue, Series B, AMT, Callable 07/01/16 at 100, 5.25%, 07/01/21, (NATL-RE Insured)	1,335,000	1,489,820
Honolulu City & County GO, Series A, 5.00%, 04/01/18	5,000,000	6,039,750
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/19, (NATL-RE Insured)	6,250,000	7,057,250
Honolulu City & County GO, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/21, (AGM Insured)	4,000,000	4,636,640
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,296,613
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/26, (NATL-RE Insured)	5,000,000	5,543,100
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/28, (NATL-RE Insured)	1,275,000	1,403,928

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 07/01/15 at 100, 5.00%, 07/01/29, (NATL-RE Insured)	2,000,000	2,197,060
Honolulu City & County GO, Series A, ETM, 5.75%, 04/01/13, (FGIC-TCRS Insured)	850,000	892,755
Honolulu City & County GO, Series A, Unrefunded Portion, 5.75%, 04/01/13, (FGIC-TCRS Insured)	2,345,000	2,462,086
Honolulu City & County GO, Series B, ETM, 5.25%, 10/01/12	200,000	204,174
Honolulu City & County GO, Series B, Unrefunded Portion, 5.25%, 10/01/12, (FGIC-TCRS Insured)	640,000	653,382
Honolulu City & County GO, Series D, Callable 07/01/15 at 100, 5.00%, 07/01/20, (NATL-RE Insured)	2,000,000	2,256,300
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.00%, 07/01/22, (NATL-RE, FGIC Insured).	4,115,000	4,636,864

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Series A, Callable 07/01/17 at 100, 5.00%, 07/01/31, (NATL-RE Insured)	3,500,000	3,867,500
Honolulu City & County Waste Water System Revenue, Senior Series A, 3.25%, 07/01/20	1,000,000	1,099,210
Honolulu City & County Waste Water System Revenue, Series B-1, Callable 07/01/16 at 100, 5.00%, 07/01/32, (NATL-RE Insured)	5,015,000	5,361,837
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,162,453
Maui County GO, 5.00%, 03/01/15, (NATL-RE Insured)	3,850,000	4,304,647
Maui County GO, Series A, Callable 07/01/17 at 100, 4.25%, 07/01/25, (AGM Insured)	500,000	531,135
Maui County GO, Series B, 4.00%, 06/01/16	1,000,000	1,119,570
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	1,170,000	1,343,452
University of Hawaii Revenue, Series B-2, 5.00%, 10/01/18	1,310,000	1,577,685

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.50%, 07/15/16, (FGIC Insured)	1,000,000	1,010,650
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.50%, 07/15/22, (FGIC Insured)	1,205,000	1,217,833
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.13%, 07/15/32, (FGIC Insured)	1,605,000	1,620,890
University of Hawaii System Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,127,250

		177,632,080

Illinois — 2.7%
Chicago Midway Airport Revenue, Series C, 5.50%, 01/01/15, (NATL-RE Insured)	2,000,000	2,210,100
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured).	3,665,000	4,539,799

		6,749,899

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Massachusetts — 2.2%
Commonwealth of Massachusetts Refunding, GO, Series B, 5.25%, 09/01/21, (AGM Insured)	2,000,000	2,562,300
Massachusetts State Department of Transportation, Metropolitan Highway System Revenue, Contract Assistance, Series B, Callable 01/01/20 at 100, 5.00%, 01/01/23	2,500,000	2,987,075

		5,549,375

Michigan — 0.8%
Michigan Finance Authority Revenue Refunding Revolving Fund, 5.00%, 10/01/21	1,500,000	1,893,075

North Carolina — 0.4%
Mecklenburg County GO, Series A, 5.00%, 08/01/19	750,000	940,073

Ohio — 0.5%
Ohio State, Infrastructure Improvement GO, Series A, 5.00%, 08/01/21	1,000,000	1,245,340

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Tennessee — 1.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue, ETM, 0.00%, 06/01/21	2,955,000	2,442,337

Texas — 5.0%
Austin Certificates Obligation, GO, Callable 09/01/21 at 100, 4.00%, 09/01/30	2,860,000	2,984,439
Fort Worth Drainage Utility System Revenue, Callable 02/15/21 at 100, 4.50%, 02/15/27	2,765,000	3,071,777
Galveston County GO, CAB, Series RD, 0.00%, 02/01/24, (NATL-RE, FGIC Insured)	2,630,000	1,772,120
Harris County GO, Series C, Prerefunded 10/01/18 at 100, 5.75%, 10/01/23	1,000,000	1,284,930
Houston Water and Sewer System Revenue, Unrefunded Balance CAB, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	1,128,060
San Antonio Electric & Gas Revenue, Series A, 5.00%, 02/01/18	2,000,000	2,425,560

		12,666,886

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Washington — 4.4%
King County School District No. 403 Renton GO, Callable 12/01/16 at 100, 5.00%, 12/01/24, (NATL-RE, FGIC Insured, School Bond Guarantee)	3,000,000	3,384,780
Port of Seattle Revenue, Callable 02/01/16 at 100, 5.00%, 02/01/25, (XLCA Insured)	2,000,000	2,239,180
Washington State GO, Various Purpose, Series A, Callable 08/01/21 at 100, 4.50%, 08/01/31	5,000,000	5,508,000

		11,131,960

TOTAL MUNICIPAL BONDS (Cost $228,623,713)		245,195,717

	Shares
REGISTERED INVESTMENT COMPANY — 1.1%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02%(a)	2,857,159	2,857,159

TOTAL REGISTERED INVESTMENT COMPANY (Cost $2,857,159)		2,857,159

TOTAL INVESTMENTS - 98.7% (Cost $231,480,872)	$248,052,876
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%	3,237,449

NET ASSETS - 100.0%	$251,290,325

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2012.

AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp. Custodial Receipts
AMBAC	American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
BNYM	Bank of New York Mellon
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
HSG	Housing
IBC	Insurance Bond Certificate
NATL-RE	National Reinsurance Corp.
TCRS	Transferable Custodial Receipts
XLCA	XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — 96.8%
Arizona — 1.0%
Vistancia Community Facilities District GO, 4.00%, 07/15/13	500,000	514,680

Georgia — 2.3%
Georgia State GO, Series I, 5.00%, 11/01/17	1,000,000	1,218,710

Guam — 2.9%
Guam Economic Development & Commerce Authority, CAB, Series B, ETM, 5.40%, 05/15/15	1,350,000	1,540,107

Hawaii — 65.2%
Hawaii County GO, Series A, 5.00%, 03/01/15	400,000	447,236
Hawaii County GO, Series A, 4.00%, 03/01/16	400,000	445,748
Hawaii Pacific Health Special Purpose Revenue, Series A, 3.00%, 07/01/14	500,000	517,510
Hawaii State Airports System Revenue, AMT, 4.00%, 07/01/15	515,000	556,921
Hawaii State Airports System Revenue, Second Series, AMT, ETM, 6.90%, 07/01/12	275,000	277,797
Hawaii State Airports System Revenue, Series B, AMT, 4.00%, 07/01/15	1,000,000	1,081,400
Hawaii State GO, Series CH, 4.75%, 11/01/13, (NATL-RE, IBC Insured)	1,000,000	1,066,150

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series CY, 5.75%, 02/01/13, (AGM Insured)	1,500,000	1,561,080
Hawaii State GO, Series CZ, 5.25%, 07/01/12, (AGM Insured)	2,000,000	2,016,360
Hawaii State GO, Series DA, Prerefunded 09/01/13 at 100, 5.25%, 09/01/17, (NATL-RE Insured)	1,010,000	1,076,761
Hawaii State GO, Series DG, 5.00%, 07/01/13, (AMBAC Insured)	2,000,000	2,109,580
Hawaii State GO, Series DG, Callable 07/01/15 at 100, 5.00%, 07/01/16, (AMBAC Insured)	1,250,000	1,419,425
Hawaii State GO, Series DQ, 4.00%, 06/01/13	1,000,000	1,040,340
Hawaii State GO, Series DR, 4.00%, 06/01/14	1,170,000	1,256,299
Hawaii State GO, Series EA, 4.00%, 12/01/20	1,000,000	1,171,530
Hawaii State Harbor System Revenue, Series A, 4.00%, 07/01/16	500,000	547,055
Hawaii State Highway Revenue Bonds, Series B, 5.25%, 07/01/18, (AGM Insured)	500,000	614,570
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/17	325,000	367,390

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Revenue, Series A, 4.00%, 01/01/21	1,000,000	1,161,760
Hawaii State Housing & Community Development Corp. Rental Housing System Revenue, Series A, 3.70%, 07/01/13, (AGM Insured)	1,055,000	1,073,262
Hawaii State Housing Finance & Development Corp., Series A, 2.35%, 07/01/17, (GNMA/FNMA Insured)	565,000	575,204
Hawaii State Housing Finance & Development Corp., Series A, 2.70%, 07/01/18, (GNMA/FNMA Insured)	580,000	590,904
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/20	320,000	399,318
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/22	500,000	631,000
Honolulu City & County GO, Series A, Prerefunded 03/01/13 at 100, 5.25%, 03/01/15, (NATL-RE Insured)	630,000	656,189

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, 4.00%, 08/01/16	500,000	564,400
Honolulu City & County GO, Series A, Unrefunded Balance, 5.75%, 04/01/13, (FGIC-TCRS Insured)	1,000,000	1,049,930
Honolulu City & County GO, Series B, 5.50%, 07/01/13, (FSA Insured)	1,000,000	1,059,620
Honolulu City & County GO, Series B, Unrefunded Balance, 5.00%, 10/01/13	585,000	623,856
Honolulu City & County GO, Series B, 5.00%, 08/01/16	625,000	731,469
Honolulu City & County GO, Series B, ETM, 5.25%, 10/01/12	800,000	816,696
Honolulu City & County GO, Series D, 5.00%, 09/01/14	1,140,000	1,258,286
Honolulu City & County GO, Series D, 2.25%, 09/01/14	780,000	811,364
Honolulu City & County GO, Series F, Callable 07/01/15 at 100, 5.25%, 07/01/17, (NATL-RE, FGIC Insured)	535,000	607,006

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, 1st Bond Resolution, Senior Sub-Series A, 4.00%, 07/01/16	250,000	281,580
Honolulu City & County Waste Water System Revenue, Senior Series A, 5.00%, 07/01/19	1,000,000	1,232,970
Honolulu City & County Waste Water System Revenue, Senior Series A, 3.25%, 07/01/20	255,000	280,298
Honolulu City & County Waste Water System Revenue, Series A, 4.00%, 07/01/13	500,000	521,485
University of Hawaii Revenue, Series A, 5.00%, 10/01/14	550,000	605,605
University of Hawaii System Revenue, Series A, Prerefunded 07/15/12 at 100, 5.50%, 07/15/16, (FGIC Insured)	1,090,000	1,101,609

		34,206,963

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Indiana — 2.0%
Indiana State Office Building Commission, Logansport State Hospital, Series D, Callable 01/01/14 at 100, 5.00%, 07/01/23, (AMBAC, State Appropriate Insured)	500,000	538,510
Northwest Allen County Middle School Building Corp. Revenue, First Mortgage, Callable 07/15/13 at 100, 5.25%, 07/15/18, (NATL-RE, State Aid Withholding Insured)	500,000	527,565

		1,066,075

Iowa — 0.9%
University of Iowa Facilities Corp. GO, Medical Education & Biomed Research Facility, 3.75%, 06/01/18	435,000	487,617

Michigan — 1.5%
Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.50%, 11/01/12	750,000	767,663

Minnesota — 2.9%
Minnesota State GO, Callable 08/01/12 at 100, 5.00%, 08/01/16	1,500,000	1,517,505

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2012

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
North Carolina — 2.1%
North Carolina State GO, Series B, 5.00%, 06/01/14	1,000,000	1,097,060

Ohio — 5.0%
Ohio State GO, Prerefunded 06/15/13 at 100, 5.00%, 06/15/16	1,000,000	1,052,820
Ohio State GO, Infrastructure Improvement, Series A, Callable 03/01/15 at 100, 5.00%, 09/01/19	1,410,000	1,580,723

		2,633,543

Oklahoma — 1.0%
Oklahoma Development Finance Authority Health Refunding, INTEGRIS Baptist Medical Center, Series C, 5.00%, 08/15/16	455,000	524,087

Puerto Rico — 3.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, ETM, 6.25%, 07/01/13, (NATL-RE, IBC, Commonwealth Guaranteed Insured)	1,200,000	1,282,548
Puerto Rico Commonwealth Highway & Transportation Authority Revenue, Series D, Prerefunded 07/01/12 at 100, 5.75%, 07/01/41	500,000	504,450

		1,786,998

	Principal Amount ($)	Value ($)
MUNICIPAL BONDS — (Continued)
Tennessee — 1.0%
Sullivan County Health Educational & Housing Facilities Board Revenue, Wellmont Health Systems Project, Prerefunded 09/01/12 at 101, 6.25%, 09/01/32	480,000	494,275

Texas — 3.3%
Harris County GO, Refunding Road, Series A, 5.00%, 10/01/20	1,000,000	1,253,150
North Harris Montgomery Community College District, Lone Star College System GO, 4.50%, 02/15/14, (NATL-RE Insured)	425,000	455,931

		1,709,081

Wisconsin — 2.3%
Waukesha GO, Series A, Callable 10/01/14 at 100, 5.00%, 10/01/16, (AGM Insured)	1,095,000	1,210,435

TOTAL MUNICIPAL BONDS (Cost $49,509,326)		50,774,799

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2012

	Shares	Value ($)
REGISTERED INVESTMENT COMPANY—1.8%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02%(a)	954,843	954,843

TOTAL REGISTERED INVESTMENT COMPANY (Cost $954,843)		954,843

TOTAL INVESTMENTS - 98.6% (Cost $50,464,169)		51,729,642
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		711,983

NET ASSETS - 100.0%		$52,441,625

(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2012.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FNMA	Federal National Mortgage Association
FSA	Financial Service Authority
GNMA	Government National Mortgage Association
GO	General Obligation
IBC	Insurance Bond Certificate
NATL-RE	National Reinsurance Corp.

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Statement of Assets and Liabilities

April 30, 2012

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $231,480,872 and $50,464,169,respectively)	$248,052,876	$51,729,642
Receivable for capital shares sold	574,436	115,056
Dividends and interest receivable	3,177,960	665,118
Prepaid expenses and other assets	14,856	3,803

Total assets	251,820,128	52,513,619

Liabilities
Payable for capital shares redeemed	350,610	15,832
Payable for distributions to shareholders	122,200	13,105
Payable for audit fees	24,840	24,839
Payable for administration and accounting fees	14,056	7,302
Payable for transfer agent fees	4,417	4,361
Payable to custodian	3,911	3,217
Accrued expenses	9,769	3,338

Total liabilities	529,803	71,994

Net Assets	$251,290,325	$52,441,625

Net Assets Consist of:
Capital stock, $0.01 par value	$241,443	$50,784
Paid-in capital	234,681,266	51,843,115
Undistributed net investment income	176,731	21,297
Accumulated net realized loss from investments	(381,119)	(739,044)
Net unrealized appreciation on investments	16,572,004	1,265,473

Net Assets	$251,290,325	$52,441,625

Class Y:
Outstanding shares	24,144,293	5,078,438

Net asset value, offering and redemption price per share	$10.41	$10.33

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Statement of Operations

For the Year Ended April 30, 2012

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment Income
Interest	$8,950,833	$1,218,291
Dividends	142	42

Total investment income	8,950,975	1,218,333

Expenses
Advisory fees (Note 2)	463,516	112,936
Administration and accounting fees (Note 2)	90,406	51,789
Legal fees	52,504	13,337
Trustees’ and officers’ fees (Note 2)	47,900	13,767
Printing and shareholder reporting fees	41,297	10,252
Audit fees	25,186	27,108
Transfer agent fees (Note 2)	23,609	23,476
Custodian fees (Note 2)	20,349	17,457
Registration and filing fees	1,400	328
Other expenses	40,629	12,723

Total expenses before waivers and reimbursements	806,796	283,173

Less: waivers and reimbursements (Note 2)	(463,516)	(112,936)

Net expenses after waivers and reimbursements	343,280	170,237

Net investment income	8,607,695	1,048,096

Net realized and unrealized gain from investments:
Net realized gain from investments	1,998,565	124,627
Net change in unrealized appreciation on investments	9,514,637	167,852

Net realized and unrealized gain on investments	11,513,202	292,479

Net increase in net assets resulting from operations	$20,120,897	$1,340,575

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2012	Nine Months Ended April 30, 2011	Year Ended July 31, 2010
Increase (Decrease) in net assets from operations:
Net investment income	$8,607,695	$8,823,915	$9,353,858
Net realized gain (loss) from investments	1,998,565	(458,180)	199,402
Net change in unrealized appreciation (depreciation) from investments	9,514,637	(7,657,519)	4,565,054

Net increase in net assets resulting from operations	20,120,897	708,216	14,118,314

Less Dividends and Distributions to Shareholders*:
Distributions to Class A Shareholders*:
From net investment income	—	—	(187,683)
Distributions to Class B Shareholders*:
From net investment income	—	—	(2,668)
Distributions to Class Y Shareholders:
From net investment income	(8,607,695)	(8,647,184)	(9,192,615)

Net decrease in net assets from dividends and distributions to shareholders	(8,607,695)	(8,647,184)	(9,382,966)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	30,294,932	(53,223,231)	26,378,430

Total increase (decrease) in net assets	41,808,134	(61,162,199)	31,113,778

Net assets
Beginning of period	209,482,191	270,644,390	239,530,612

End of period.	$251,290,325	$209,482,191	$270,644,390

Undistributed net investment income, end of period	$176,731	$176,731	$—

*	Classes A and B shares converted into Class Y shares during the year ended July 31, 2010. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2012	Nine Months Ended April 30, 2011	Year Ended July 31, 2010
Increase (Decrease) in net assets from operations:
Net investment income	$1,048,096	$1,001,772	$970,455
Net realized gain (loss) from investments	124,627	(10,780)	(15,687)
Net change in unrealized appreciation (depreciation) from investments	167,852	(715,416)	426,343

Net increase in net assets resulting from operations	1,340,575	275,576	1,381,111

Less Dividends and Distributions to Shareholders*:
Distributions to Class A Shareholders*:
From net investment income	—	—	(17,677)
Distributions to Class Y Shareholders:
From net investment income	(1,048,096)	(980,475)	(931,475)

Net decrease in net assets from dividends and distributions to shareholders	(1,048,096)	(980,475)	(949,152)

Increase (Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(5,681,927)	(9,755,509)	4,905,637

Total increase (decrease) in net assets	(5,389,448)	(10,460,408)	5,337,596

Net assets
Beginning of period	57,831,073	68,291,481	62,953,885

End of period	$52,441,625	$57,831,073	$68,291,481

Undistributed net investment income, end of period	$21,297	$21,297	$—

*	Class A shares converted into Class Y shares during the year ended July 31, 2010. See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

29

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.92	$10.16		$9.97	$9.94	$10.09	$10.15

Net investment income	0.38	0.34		0.37	0.41	0.44	0.43
Net realized and unrealized gain (loss) from investments	0.49	(0.25)		0.20	0.04	(0.14)	(0.05)

Net increase in net assets resulting from operations	0.87	0.09		0.57	0.45	0.30	0.38

Dividends to shareholders from:
Net investment income	(0.38)	(0.33)		(0.38)	(0.41)	(0.44)	(0.43)
Net realized gains	—	—		—	(0.01)	(0.01)	(0.01)

Net asset value, end of period	$10.41	$9.92		$10.16	$9.97	$9.94	$10.09

Total investment return	8.92%	0.89	%(a) *	5.77%	4.75%	3.02%	3.81%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$251,290	$209,482		$270,644	$233,348	$254,182	$282,671
Ratio of expenses to average net assets	0.15%	0.13	%**	0.71%	0.76%	0.70%	0.68%
Ratio of expenses to average net assets without waivers and expense reimbursements(b)	0.35%	0.33	%**	0.87%	0.91%	0.85%	0.83%
Ratio of net investment income to average net assets	3.71%	4.49	%(a) **	3.80%	4.21%	4.36%	4.25%
Portfolio turnover rate	29.36%	12.26	%*	12.10%	23.69%	30.61%	19.29%

†	The Fund changed its fiscal year end to April 30.
(a)

During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total return for the Fund would have been 4.08% and 0.59%, respectively.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
*	Not annualized.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

30

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for each Class Y Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y	For the Year Ended April 30, 2012	For the Nine Months Ended April 30, 2011†		For the Year Ended July 31, 2010	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.28	$10.39		$10.32	$10.20	$10.08	$10.11

Net investment income	0.19	0.16		0.15	0.26	0.33	0.34
Net realized and unrealized gain (loss) from investments	0.05	(0.11)		0.06	0.12	0.12	(0.03)

Net increase in net assets resulting from operations	0.24	0.05		0.21	0.38	0.45	0.31

Dividends to shareholders from:
Net investment income	(0.19)	(0.16)		(0.14)	(0.26)	(0.33)	(0.34)

Net asset value, end of period	$10.33	$10.28		$10.39	$10.32	$10.20	$10.08

Total investment return	2.37%	0.45	%(a) *	2.10%	3.80%	4.55%	3.08%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$52,442	$57,831		$68,291	$61,113	$47,552	$50,835
Ratio of expenses to average net assets	0.30%	0.30	%**	0.77%	0.81%	0.77%	0.74%
Ratio of expenses to average net assets without waivers and expense reimbursements(b)	0.50%	0.50	%**	0.88%	0.91%	0.87%	0.83%
Ratio of net investment income to average net assets	1.86%	2.06	%(a) **	1.46%	2.47%	3.27%	3.33%
Portfolio turnover rate	40.55%	13.20	%*	22.81%	40.33%	39.29%	68.09%

†	The Fund changed its fiscal year end to April 30.
(a)

During the period, the Fund received a distribution from a ‘fair fund’ established by the Securities and Exchange Commission in connection with a consent order against BISYS Fund Services, Inc. Had this settlement not occurred, the ratio of net investment income to average net assets and total return for the Fund would have been 1.86% and 0.35%, respectively.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
*	Not annualized.
**	Annualized.

The accompanying notes are an integral part of the financial statements.

31

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

On June 28, 2010, the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund, each a series of the Trust, acquired, respectively, substantially all of the assets and liabilities of the Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, each a series of Pacific Capital Funds pursuant to an Agreement and Plan of Reorganization. As a result of the reorganization, Pacific Capital Tax-Free Securities Fund is the accounting successor to the Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund is the accounting successor to the Tax-Free Short Intermediate Securities Fund. See Note 7 for additional information on the reorganization.

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S.

32

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —  quoted prices in active markets for identical securities;

• Level 2 —  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —  significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$245,195,717	$—	$245,195,717	$—
Registered Investment Company	2,857,159	2,857,159	—	—

Total	$248,052,876	$2,857,159	$245,195,717	$—

33

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

Funds	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$50,774,799	$—	$50,774,799	$—
Registered Investment Company	954,843	954,843	—	—

Total	$51,729,642	$954,843	$50,774,799	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

34

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

DIVIDENDS AND DISTRIBUTUIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its entire advisory fee (the “Waiver”). The Waiver will remain in effect until November 30, 2012. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.

Fee rates for the period May 1, 2011 through April 30, 2012, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

35

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a minimum monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Funds. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust, who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees and Officers by the Funds during the year ended April 30, 2012, was $40,785 for the Pacific Capital Tax-Free Securities Fund and $11,253 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Funds during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$94,002,464	$66,507,276
Pacific Capital Tax-Free Short Intermediate Securities Fund	22,347,501	27,165,147

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

4. Capital Share Transactions

For the year ended April 30, 2012, and the period/year ended April 30, 2011 and July 31, 2010, transactions in capital shares (authorized shares unlimited) were as follows:

	For The Year Ended April 30, 2012		For The Nine Months Ended April 30, 2011		For the Year Ended July 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund
Class A
Sales	—	$—	—	$—	77,570	$781,525
Reinvestments	—	—	—	—	11,304	113,414
Redemptions	—	—	—	—	(94,450)	(946,547)
Converted to Class Y shares	—	—	—	—	(588,822)	(5,902,858)

Net Increase (Decrease)	—	$—	—	$—	(594,398)	$(5,954,466)

Class B
Sales	—	$—	—	$—	—	$—
Reinvestments	—	—	—	—	246	2,468
Redemptions	—	—	—	—	(23,653)	(238,374)
Converted to Class Y shares	—	—	—	—	(3,454)	(34,633)

Net Increase (Decrease)	—	$—	—	$—	(26,861)	$(270,539)

Class C
Sales	—	$—	—	$—	10	$96
Reinvestments	—	—	—	—	—	—
Redemptions	—	—	—	—	(1,149)	(11,533)

Net Increase (Decrease)	—	$—	—	$—	(1,139)	$(11,437)

Class Y
Sales	13,409,241	$136,479,895	7,362,891	$73,904,052	7,235,246	$72,990,198
Reinvestments	14,048	143,451	12,478	124,841	3,746	37,866
Redemptions	(10,385,569)	(106,328,414)	(12,897,303)	(127,252,124)	(4,596,070)	(46,350,683)
Converted from Class A and B shares	—	—	—	—	589,858	5,937,491

Net Increase (Decrease)	3,037,720	$30,294,932	(5,521,934)	$(53,223,231)	3,232,780	$32,614,872

37

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

	For The Year Ended April 30, 2012		For the Nine Months Ended April 30, 2011		For the Year Ended July 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class A
Sales	—	$—	—	$—	4,537	$46,599
Reinvestments	—	—	—	—	1,508	15,494
Redemptions	—	—	—	—	(37,999)	(390,611)
Converted to Class Y shares	—	—	—	—	(146,371)	(1,504,672)

Net Increase (Decrease)	—	$—	—	$—	(178,325)	$(1,833,190)

Class C
Sales	—	$—	—	$—	1	$15
Redemptions	—	—	—	—	(1,073)	(11,037)

Net Increase (Decrease)	—	$—	—	$—	(1,072)	$(11,022)

Class Y
Sales	4,046,402	$41,674,832	2,664,809	$27,534,264	3,780,777	$39,094,397
Reinvestments	2,257	23,271	2,067	21,308	377	3,908
Redemptions	(4,594,056)	(47,380,030)	(3,617,700)	(37,311,081)	(3,276,270)	(33,853,128)
Converted from Class A shares	—	—	—	—	145,553	1,504,672

Net Increase (Decrease)	(545,397)	$(5,681,927)	(950,824)	$(9,755,509)	650,437	$6,749,849

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

38

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

The tax character of distributions paid during the fiscal year ended April 30, 2012, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$218,787	$—	$218,787	$8,359,174	$8,577,961
Pacific Capital Tax-Free Short Intermediate Securities Fund	3,913	—	3,913	1,042,573	1,046,486

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid during the nine months ended April 30, 2011 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Pacific Capital Tax-Free Securities Fund	$872,749	$—	$872,749	$7,774,435	$8,647,184
Pacific Capital Tax-Free Short Intermediate Securities Fund	79,986	—	79,986	900,489	980,475

The tax character of distributions paid during the fiscal year ended July 31, 2010 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Pacific Capital Tax-Free Securities Fund	$325,897	$—	$325,897	$9,057,069	$9,382,966
Pacific Capital Tax-Free Short Intermediate Securities Fund	—	—	—	949,152	949,152

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

39

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ Deficit
Pacific Capital Tax-Free Securities Fund	$298,931	$(122,200)	$(381,119)	$16,572,004	$16,367,616
Pacific Capital Tax-Free Short Intermediate Securities Fund	34,402	(13,105)	(739,044)	1,265,473	547,726

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) as of April 30, 2012 is as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$231,480,872	$16,572,014	$ (10)	$16,572,004
Pacific Capital Tax-Free Short Intermediate Securities Fund	50,464,169	1,271,186	(5,713)	1,265,473

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is April 30, 2012.

40

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

As of April 30, 2012, the Funds had pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires
	2015 ($)	2016 ($)	2017 ($)	2018 ($)	2019 ($)
Pacific Capital Tax-Free Securities Fund	—	—	—	381,119	—
Pacific Capital Tax-Free Short Intermediate Securities Fund	581,806	49,093	15,122	75,378	17,645

During the fiscal year ended April 30, 2012, the Pacific Tax Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund utilized $1,540,385 and $108,583, respectively, of prior year capital loss carryforwards.

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Reorganization

On June 4, 2010, at a special meeting, shareholders of Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund (each an “Acquired Fund” and together the “Acquired Funds”) approved an Agreement and Plan of Reorganization pursuant to which the assets and identified liabilities of each of the Acquired Funds were transferred into Class Y shares of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each an “Acquiring Fund” and together the “Acquiring Funds”) of the Trust as noted below. Class A, Class B (with respect to the Tax-Free Securities Fund only) and Class Y shareholders of each Acquired Fund received on a pro rata basis Class Y shares of the corresponding Acquiring Fund. The consummation of the reorganizations took place on June 28, 2010 in a tax-free exchange of shares.

Acquired Fund (series of Pacific Capital Funds)	Acquiring Fund (series of FundVantage Trust)	Net Assets	Shares Outstanding
Tax-Free Securities Fund	Pacific Capital Tax-Free Securities Fund	$262,350,561	26,063,299
Tax-Free Short Intermediate Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund	71,087,610	6,876,607

41

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2012

8. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there were no following subsequent events requiring recognition or disclosure in the financial statements.

42

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pacific Capital Tax-Free Securities Fund and the

Pacific Capital Tax-Free Short Intermediate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Funds”) at April 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, provides a reasonable basis for our opinion.

The financial highlights for each of the periods ended July 31, 2009 and prior were audited by other independent accountants whose report dated September 25, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

June 22, 2012

43

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders within 60 days of the Funds’ fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2012 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free
Securities Fund	$218,787	$—	$218,787	$8,359,174	$8,577,961
Pacific Capital Tax-Free
Short Intermediate
Securities Fund	3,913	—	3,913	1,042,573	1,046,486

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

44

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

45

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Approval of Advisory Agreement

At a meeting held on March 26-27, 2012, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Asset Management Group of Bank of Hawaii (“AMG” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund (each, a “Fund” and together, the “Funds”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by AMG in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) services performed for the Funds, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Funds, (iv) how the Adviser manages the Funds including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information of similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Funds and (ix) compliance with federal securities laws and other regulatory requirements. AMG also provided its Code of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

The Trustees reviewed the historical performance charts and a comparison to each Fund’s benchmark, percentile ranking, and relevant Morningstar peer comparative ratings for the three month, one year, three year, five year, and ten year periods as of December 31, 2011. The Trustees considered the short-term and long-term performance of each Fund. The Trustees also noted that they considered performance reports and discussions with portfolio managers at Board meetings throughout the year. They concluded that the performance of each Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies as measured by the applicable Morningstar peer group ratings.

Representatives from AMG attended the meeting via videoconference and discussed AMG’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

AMG provided information regarding its advisory fee and an analysis of its fee in relation to the services to the Funds, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Funds and any other ancillary benefit resulting from AMG’s relationship with the Funds. The Trustees considered the structure of and the method

46

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

used to determine the compensation received by a portfolio manager and the most recent financials for the Bank of Hawaii Corporation. The Trustees also considered the fee that AMG charges to another registered investment company for which it serves as an adviser. The Trustees also reviewed a peer comparison of advisory fees as reported by Morningstar. The Trustees concluded that the advisory fee and services provided by AMG are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds.

The Trustees reviewed the services provided to the Funds by AMG and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Funds are likely to benefit from the provision of those services. They also concluded that AMG has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively.

The Trustees considered the costs and services provided by AMG, the proposed compensation and expected benefits received by AMG in providing services to the Funds, as well as AMG’s anticipated profitability. The Trustees concluded that AMG’s fees derived from its relationship with the Trust in light of the Funds’ estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of each Fund is reasonable, taking into account the projected growth and size of each Fund and the quality of services provided by AMG.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Funds increase. In addition, the Trustees also considered AMG’s efforts to grow the Funds’ assets as economies of scale may be achieved due to the ability of each Fund to spread its fixed costs across a larger asset base.

In voting to approve the continuation of the Agreement, the Board considered all relevant factors and the information presented to the Board by AMG. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the continuation of the Agreement would be in the best interests of each Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the continuation of the Agreement.

47

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

48

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

49

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

50

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

51

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

52

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Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, HI 96813

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

of

FundVantage Trust

Pacific Capital Tax-Free Securities

Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds.

PEMBERWICK FUND

Annual Investment Advisor’s Report

April 30, 2012

(Unaudited)

We are pleased to present the Pemberwick Fund annual report covering the period from May 1, 2011 through April 30, 2012. Portfolio performance information, market commentary and our outlook for the year ended April 30, 2012 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW

From May 1, 2011 through April 30, 2012 Pemberwick Fund (“Pemberwick”) generated a periodic total return of 0.12% net of expenses. The Portfolio’s primary benchmark, the Barclays Capital 1- 3 year Government/Credit Index, returned 1.48% during the same period. Since its inception on February 1, 2010 Pemberwick has generated a return net of expenses of 1.42% vs. the Barclays benchmark return of 1.86% for the same period. The Barclay benchmark index does not reflect any expenses or transaction costs. Pemberwick generated a return before expenses but after transaction costs of 0.57% for the year ended April 30, 2012 and 1.85% since inception.

Pemberwick began the year focused on continuing its strategy of building a portfolio of investment grade bonds with laddered maturities, therefore generating favorable returns due to the upward sloping yield curve without taking on significant duration risk. In addition, Pemberwick has continued to concentrate its investments in investment grade floating rate bonds issued by large financial institutions and securities issued by the US Treasury and Agencies. The floating rate securities, which currently make up approximately 45% of the Pemberwick portfolio, have performed better in the past six months. The yield on the debt of the larger banks increased significantly in the third and fourth quarters of 2011 due in large part to financial circumstances in Europe. The December 2011 expansion of the ECB’s balance sheet and their issuance of 3 year bank loans brought much needed liquidity relief to the European banking system. As a result, bank debt yields in the first quarter of 2012 recovered much of what had been lost in the previous two quarters and Pemberwick closed out its fiscal year with a net asset value of $10.03 per share.

Pemberwick increased the credit quality of its holdings during the fiscal year ended April 30, 2012. Asset backed securities have been removed as an investment option and all asset backed securities owned by Pemberwick were sold in late 2011 and early 2012. Pemberwick will now only invest in commercial paper with the highest credit rating where previously the highest and second highest credit ratings were investment options. In addition, Pemberwick will not purchase any security with an S&P credit rating below A- or a Moody’s rating below A3 (except securities issued by banking institutions operating in the United States and having assets in excess of $200 billion) where previously 90% of Pemberwick’s holdings had to be rated A or better. Pemberwick utilizes the highest quality rating issued by either Standard & Poor’s or Moody’s. Quality ratings reflect the credit quality of the underlying securities in the Pemberwick portfolio and not of Pemberwick itself.

1

PEMBERWICK FUND

Annual Investment Advisor’s Report (Concluded)

April 30, 2012

(Unaudited)

PORTFOLIO POSITIONING:

Pemberwick Fund continues to be invested primarily in investment grade floating rate securities issued by large financial institutions and securities issued by the US Treasury and Agencies. In addition, Pemberwick currently has approximately 7% of its assets invested in short-term securities with maturities of approximately 30 days. Pemberwick has contracted from approximately $160 million as of April 30, 2011 to approximately $120 million as of April 30, 2012.

Pemberwick Investment Advisors LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Pemberwick Fund

vs. Barclays 1-3 Year Government/Credit Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Pemberwick Fund	0.12%	1.42%
Barclays 1-3 Year Government/Credit Index	1.48%	1.86%

*

The Pemberwick Fund (the “Fund”) commenced operations on February 1, 2010. Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself. The benchmark does not reflect any expenses or transaction costs.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-4785. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expense ratio, as stated in the current prospectus dated September 1, 2011, is 0.77% of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund has voluntarily agreed to waive its management fee. For the period February 1, 2010 (commencement of operations) through June 14, 2010, Pemberwick waived 30 basis points. Since June 15, 2010, Pemberwick has voluntarily agreed to waive 35 basis points. Such waiver will continue until Pemberwick notifies the Fund of a change in its voluntary waiver or its discontinuation. This waiver can be discontinued at any time at the discretion of Pemberwick.

3

PEMBERWICK FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Barclays 1-3 Year Government/Credit Index. The Barclays 1-3 Year Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the risks of the fixed-income securities in its portfolio such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few issuers or sectors. The Fund could fluctuate in value more than a diversified fund.

4

PEMBERWICK FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

PEMBERWICK FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Pemberwick Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Actual	$1,000.00	$1,019.10	$2.26
Hypothetical (5% return before expenses)	1,000.00	1,022.63	2.26

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 0.45% for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year since inception (182) then divided by 366 days to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six months total return for the Fund of 1.91%.

6

PEMBERWICK FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Corporate Bonds and Notes	56.5%	$67,521,235
U.S. Treasury Obligations	22.7	27,153,364
U.S. Government Agency Obligations	14.9	17,838,580
Collateralized Mortgage Obligations	4.4	5,251,551
Government Bonds	0.1	42,168
Other Assets In Excess of Liabilities	1.4	1,714,076

NET ASSETS	100.0%	$119,520,974

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

PEMBERWICK FUND

Portfolio of Investments

April 30, 2012

	Par Value	Value

CORPORATE BONDS AND NOTES — 56.5%
Basic Materials — 0.1%
Nucor Corp. 5.00%, 12/01/2012	$15,000	$15,365
Praxair, Inc. 1.75%, 11/15/2012	40,000	40,289

		55,654

Communications — 0.2%
BellSouth Corp. 5.20%, 09/15/2014	90,000	98,625
Cellco Partnership/Verizon Wireless Capital, LLC 5.55%, 02/01/2014	75,000	80,944
Cisco Systems, Inc. 2.90%, 11/17/2014	30,000	31,793
eBay, Inc. 1.63%, 10/15/2015	20,000	20,489
Verizon Communications, Inc. 4.35%, 02/15/2013	55,000	56,650

		288,501

Consumer, Cyclical — 0.1%
Target Corp. 4.00%, 06/15/2013	45,000	46,691
Wal-Mart Stores, Inc. 4.55%, 05/01/2013	40,000	41,648
Wal-Mart Stores, Inc. 7.25%, 06/01/2013	15,000	16,089
Wal-Mart Stores, Inc. 2.25%, 07/08/2015	25,000	26,150

		130,578

Consumer, Non-cyclical — 0.2%
Abbott Laboratories 2.70%, 05/27/2015	15,000	15,888
Baxter International, Inc. 1.80%, 03/15/2013	10,000	10,126

	Par Value	Value

CORPORATE BONDS AND NOTES — (Continued)
Consumer, Non-cyclical — (Continued)
Bottling Group, LLC 4.63%, 11/15/2012	$10,000	$10,222
Bottling Group, LLC 6.95%, 03/15/2014	45,000	50,308
Coca-Cola Co. (The) 1.50%, 11/15/2015	35,000	35,786
Pepsico, Inc. 3.75%, 03/01/2014	65,000	68,916
Procter & Gamble Co. (The) 4.95%, 08/15/2014	55,000	60,659

		251,905

Energy — 0.2%
BP Capital Markets PLC 5.25%, 11/07/2013	45,000	47,904
ConocoPhillips Australia Funding Co. 5.50%, 04/15/2013	50,000	52,348
Shell International Finance BV 1.88%, 03/25/2013	5,000	5,070
Shell International Finance BV 4.00%, 03/21/2014	10,000	10,642
Shell International Finance BV 3.10%, 06/28/2015	50,000	53,343

		169,307

Financial — 54.9%
Allstate Life Global Funding Trusts 5.38%, 04/30/2013	50,000	52,381
Bank of America Corp. 5.38%, 09/11/2012	300,000	304,357

The accompanying notes are an integral part of the financial statements.

8

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Bank of America Corp. 0.80%, 09/15/2014 (a)	$2,000,000	$1,893,032
Bank of America Corp. 3.63%, 03/17/2016	10,000	9,971
Bank of New York Mellon Corp. (The) 4.95%, 11/01/2012	25,000	25,558
Bank of New York Mellon Corp. (The) 4.30%, 05/15/2014	75,000	80,304
Barclays Bank PLC 5.20%, 07/10/2014	100,000	105,844
BB&T Corp. 3.20%, 03/15/2016	15,000	15,926
Berkshire Hathaway Finance Corp. 4.60%, 05/15/2013	85,000	88,578
Berkshire Hathaway Finance Corp. 5.10%, 07/15/2014	90,000	98,552
Berkshire Hathaway Finance Corp. 2.45%, 12/15/2015	17,000	17,748
Blackrock, Inc. 3.50%, 12/10/2014	40,000	42,790
Branch Banking & Trust Co. 4.88%, 01/15/2013	100,000	102,681
Caterpillar Financial Services Corp. 6.13%, 02/17/2014	15,000	16,476
Caterpillar Financial Services Corp. 2.65%, 04/01/2016	20,000	21,124
Charles Schwab Corp. (The) 4.95%, 06/01/2014	20,000	21,656

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Citigroup Funding, Inc. 2.13%, 07/12/2012	$400,000	$401,564
Citigroup, Inc. 6.50%, 08/19/2013	200,000	210,942
Citigroup, Inc. 6.00%, 12/13/2013	100,000	105,625
Citigroup, Inc. 0.60%, 03/07/2014 (a)	2,000,000	1,933,156
Citigroup, Inc. 0.81%, 11/05/2014 (a)	2,525,000	2,411,145
Citigroup, Inc. 6.01%, 01/15/2015	50,000	54,141
CME Group, Inc. 5.40%, 08/01/2013	20,000	21,184
CME Group, Inc. 5.75%, 02/15/2014	40,000	43,546
Credit Suisse 5.50%, 05/01/2014	125,000	134,412
Credit Suisse USA, Inc. 5.13%, 08/15/2015	100,000	109,836
Deutsche Bank AG London 4.88%, 05/20/2013	140,000	145,432
General Electric Capital Corp. 4.15%, 05/15/2012	1,000,000	1,000,785
General Electric Capital Corp. 0.58%, 05/29/2012 (a)	1,400,000	1,398,800
General Electric Capital Corp. 5.45%, 01/15/2013	375,000	387,930
General Electric Capital Corp. 0.59%, 03/20/2013 (a)	4,000,000	3,962,380

The accompanying notes are an integral part of the financial statements.

9

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
General Electric Capital Corp. 0.60%, 06/20/2013 (a)	$2,000,000	$1,982,596
General Electric Capital Corp. 1.47%, 09/23/2013 (a)	406,000	407,966
General Electric Capital Corp. 0.59%, 12/17/2013 (a)	1,400,000	1,369,137
General Electric Capital Corp. 0.59%, 12/20/2013 (a)	1,575,000	1,562,561
General Electric Capital Corp. 0.60%, 03/20/2014 (a)	4,500,000	4,460,058
General Electric Capital Corp. 5.65%, 06/09/2014	35,000	38,192
General Electric Capital Corp. 0.62%, 09/15/2014 (a)	1,400,000	1,378,215
General Electric Capital Corp. 3.50%, 06/29/2015	20,000	21,175
General Electric Capital Corp. 4.38%, 09/21/2015	110,000	120,039
General Electric Capital Corp. 2.25%, 11/09/2015	127,000	130,062
Goldman Sachs Group, Inc. (The) 4.75%, 07/15/2013	45,000	46,509

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/2013	$30,000	$31,282
Goldman Sachs Group, Inc. (The) 0.97%, 01/12/2015 (a)	3,400,000	3,218,607
Goldman Sachs Group, Inc. (The) 5.13%, 01/15/2015	100,000	105,247
Goldman Sachs Group, Inc. (The) 0.87%, 07/22/2015 (a)	400,000	368,803
Goldman Sachs Group, Inc. (The) 3.70%, 08/01/2015	90,000	91,559
Goldman Sachs Group, Inc. (The) 3.63%, 02/07/2016	70,000	70,436
Hartford Life Global Funding Trusts 0.65%, 06/16/2014 (a)	700,000	666,481
HSBC Finance Corp. 0.82%, 09/14/2012 (a)	2,000,000	2,000,180
HSBC Finance Corp. 0.72%, 01/15/2014 (a)	5,000,000	4,875,815
HSBC Finance Corp. 0.92%, 06/01/2016 (a)	2,000,000	1,841,202
HSBC Holdings PLC 5.25%, 12/12/2012	225,000	230,463
John Deere Capital Corp. 4.95%, 12/17/2012	15,000	15,420
John Deere Capital Corp. 4.90%, 09/09/2013	50,000	52,937
Morgan Stanley 3.01%, 05/14/2013 (a)	2,000,000	2,004,194

The accompanying notes are an integral part of the financial statements.

10

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
Morgan Stanley 0.77%, 01/09/2014 (a)	$4,000,000	$3,804,780
Morgan Stanley 4.20%, 11/20/2014	250,000	250,913
Morgan Stanley 0.95%, 10/15/2015 (a)	1,000,000	883,723
Morgan Stanley 0.92%, 10/18/2016 (a)	2,500,000	2,147,693
National City Bank 0.82%, 12/15/2016 (a)	2,000,000	1,876,624
Northern Trust Corp. 5.50%, 08/15/2013	75,000	79,524
PACCAR Financial Corp. 1.55%, 09/29/2014	30,000	30,523
PNC Funding Corp. 0.67%, 01/31/2014 (a)	2,000,000	1,986,296
Protective Life Secured Trusts 5.45%, 09/28/2012	40,000	40,731
Royal Bank of Scotland PLC (The) 2.91%, 08/23/2013 (a)	640,000	639,915
State Street Corp. 4.30%, 05/30/2014	35,000	37,450
State Street Corp. 2.88%, 03/07/2016	10,000	10,536
Toyota Motor Credit Corp. 3.20%, 06/17/2015	55,000	58,652
Travelers Cos, Inc. (The) 6.25%, 06/20/2016	15,000	17,635
US Bancorp 2.88%, 11/20/2014	75,000	78,941
US Bancorp 3.15%, 03/04/2015	25,000	26,446

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Financial — (Continued)
US Bancorp 2.45%, 07/27/2015	$15,000	$15,591
US Bank NA 0.75%, 10/14/2014 (a)	2,000,000	1,987,310
Wachovia Bank NA 4.80%, 11/01/2014	1,000,000	1,076,237
Wachovia Bank NA 0.92%, 11/03/2014 (a)	7,000,000	6,875,820
Wachovia Corp. 2.24%, 05/01/2013 (a)	1,000,000	1,016,749
Wachovia Corp. 5.50%, 05/01/2013	55,000	57,580
Wachovia Corp. 4.88%, 02/15/2014	100,000	105,394
Wells Fargo & Co. 3.68%, 06/15/2016 (b)	200,000	214,569

		65,626,624

Industrial — 0.2%
Boeing Co. (The) 5.00%, 03/15/2014	65,000	70,482
Caterpillar, Inc. 7.00%, 12/15/2013	20,000	22,050
Danaher Corp. 1.30%, 06/23/2014	24,000	24,404
Emerson Electric Co. 5.00%, 12/15/2014	40,000	44,301
Honeywell International, Inc. 4.25%, 03/01/2013	20,000	20,646
Illinois Tool Works, Inc. 5.15%, 04/01/2014	50,000	54,229

		236,112

Technology — 0.5%
Dell, Inc. 3.10%, 04/01/2016	50,000	53,370

The accompanying notes are an integral part of the financial statements.

11

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
CORPORATE BONDS AND NOTES — (Continued)
Technology — (Continued)
HP Enterprise Services, LLC 6.00%, 08/01/2013	$200,000	$212,238
Intel Corp. 1.95%, 10/01/2016	47,000	48,682
International Business Machines Corp. 4.75%, 11/29/2012	70,000	71,887
International Business Machines Corp. 6.50%, 10/15/2013	100,000	108,754
Microsoft Corp. 2.95%, 06/01/2014	25,000	26,234
Oracle Corp. 4.95%, 04/15/2013	49,000	51,176
Texas Instruments, Inc. 1.38%, 05/15/2014	55,000	55,931

		628,272

Utilities — 0.1%
Alabama Power Co. 5.80%, 11/15/2013	35,000	37,697
Detroit Edison Co. (The) 6.40%, 10/01/2013	30,000	32,182
Duke Energy Carolinas, LLC 5.75%, 11/15/2013	55,000	59,284
Northern States Power Co. 8.00%, 08/28/2012	5,000	5,119

		134,282

TOTAL CORPORATE BONDS AND NOTES (Cost $67,677,911)		67,521,235

	Par Value	Value
GOVERNMENT BONDS — 0.1%
Province of Ontario Canada 2.70%, 06/16/2015	$40,000	$42,168

TOTAL GOVERNMENT BONDS (Cost $39,988)		42,168

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.4%
Federal Home Loan Mortgage Corporation REMICS — 2.6%
Series 2777, Class VX 5.00%, 04/15/2015	65,538	68,718
Series 2542, Class ES 5.00%, 12/15/2017	75,650	81,268
Series 2564, Class HJ 5.00%, 02/15/2018	49,901	53,663
Series 2611, Class UH 4.50%, 05/15/2018	87,049	91,896
Series 2617, Class GR 4.50%, 05/15/2018	91,755	97,720
Series 2627, Class MC 4.50%, 05/15/2018	186,523	198,683
Series 2617, Class TK 4.50%, 06/15/2018	127,398	137,057
Series 2649, Class KA 4.50%, 07/15/2018	112,361	119,529
Series 2677, Class JA 5.00%, 09/15/2018	17,528	18,157
Series 2693, Class PE 4.50%, 10/15/2018	100,000	108,856
Series 2746, Class EG 4.50%, 02/15/2019	154,914	165,517
Series 2780, Class JG 4.50%, 04/15/2019	14,407	14,797
Series 2814, Class GB 5.00%, 06/15/2019	44,342	46,334

The accompanying notes are an integral part of the financial statements.

12

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 3461, Class BV 5.00%, 06/15/2019	$106,694	$111,477
Series 3558, Class AW 4.75%, 08/15/2019	54,903	57,339
Series 2639, Class UH 4.25%, 03/15/2022	60,561	62,742
Series 2639, Class UG 4.00%, 03/15/2022	70,419	72,906
Series 2503, Class JV 5.50%, 05/15/2022	153,973	158,018
Series 2542, Class OB 5.00%, 05/15/2022	17,765	17,991
Series 3087, Class JB 5.50%, 03/15/2024	22,710	23,295
Series 2924, Class EH 5.25%, 03/15/2024	61,029	64,235
Series 3002, Class YD 4.50%, 07/15/2025	64,941	69,974
Series 2890, Class PC 5.00%, 07/15/2030	29,256	29,491
Series 2691, Class ME 4.50%, 04/15/2032	100,000	104,711
Series 2741, Class GF 5.50%, 05/15/2032	22,050	22,553
Series 2735, Class OG 5.00%, 08/15/2032	74,138	77,355
Series 2764, Class TE 5.00%, 10/15/2032	150,621	157,940
Series 2760, Class PD 5.00%, 12/15/2032	193,599	203,305
Series 2802, Class OA 4.50%, 12/15/2032	38,054	38,945

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation REMICS — (Continued)
Series 2655, Class QA 5.00%, 02/15/2033	$20,910	$22,349
Series 2827, Class TE 5.00%, 04/15/2033	260,000	277,240
Series 3204, Class MA 5.50%, 02/15/2034	19,248	19,497
Series 3067, Class PK 5.50%, 05/15/2034	130,000	141,085
Series 2881, Class AE 5.00%, 08/15/2034	69,462	75,856
Series 2933, Class HD 5.50%, 02/15/2035	90,428	101,482

		3,111,981

Federal National Mortgage Association REMICS — 1.5%
Series 2008-26, Class VJ 5.00%, 03/25/2018	142,184	149,181
Series 2004-81, Class KD 4.50%, 07/25/2018	66,703	68,150
Series 2003-92, Class PE 4.50%, 09/25/2018	100,000	108,454
Series 2008-54, Class EA 5.00%, 07/25/2019	56,775	60,115
Series 2005-91, Class DA 4.50%, 10/25/2020	30,469	31,234
Series 2002-91, Class LC 5.00%, 06/25/2022	12,362	12,584
Series 2004-65, Class EJ 5.00%, 05/25/2023	48,924	50,078
Series 2003-80, Class YE 4.00%, 06/25/2023	51,093	54,097
Series 2007-27, Class MQ 5.50%, 04/25/2027	47,484	52,761

The accompanying notes are an integral part of the financial statements.

13

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Federal National Mortgage Association REMICS — (Continued)
Series 2005-59, Class PB 5.50%, 10/25/2028	$543	$543
Series 2005-22, Class UC 5.50%, 01/25/2031	27,681	27,839
Series 2003-21, Class PJ 4.50%, 12/25/2031	35,056	36,088
Series 2003-47, Class PD 5.50%, 09/25/2032	39,365	40,670
Series 2005-12, Class JE 5.00%, 09/25/2033	250,000	267,408
Series 2007-24, Class GA 5.50%, 01/25/2034	21,315	21,612
Series 2005-16, Class PE 5.00%, 03/25/2034	79,283	84,263
Series 2005-48, Class AR 5.50%, 02/25/2035	118,431	130,386
Series 2005-62, Class CQ 4.75%, 07/25/2035	86,175	91,878
Series 2005-84, Class TG 5.00%, 09/25/2035	47,786	50,223
Series 2005-83, Class LA 5.50%, 10/25/2035	67,506	76,794
Series 2010-64, Class EH 5.00%, 10/25/2035	157,606	167,239
Series 2007-39, Class NA 4.25%, 01/25/2037	54,271	56,618
Series 2009-47, Class PA 4.50%, 07/25/2039	126,752	134,755

		1,772,970

Government National Mortgage Association — 0.3%
Series 2002-22, Class GF 6.50%, 03/20/2032	101,312	117,055

	Par Value	Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (Continued)
Government National Mortgage Association — (Continued)
Series 2002-51, Class D 6.00%, 07/20/2032	$142,034	$164,287
Series 2008-50, Class NA 5.50%, 03/16/2037	77,199	85,258

		366,600

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,199,610)		5,251,551

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.9%
Federal Home Loan Bank — 2.6%
1.38%, 06/08/2012	30,000	30,039
5.31%, 12/28/2012	300,000	310,050
1.88%, 06/21/2013	1,300,000	1,324,213
2.63%, 09/13/2013	60,000	61,931
4.88%, 12/13/2013	500,000	536,972
2.50%, 06/13/2014	255,000	266,558
5.38%, 06/13/2014	315,000	348,217
3.13%, 03/11/2016	165,000	178,981

		3,056,961

Federal Home Loan Mortgage Corporation — 6.1%
1.75%, 06/15/2012	2,000,000	2,004,018
0.50%, 10/15/2013	1,125,000	1,126,289
5.00%, 01/30/2014	450,000	486,909
1.00%, 08/20/2014	450,000	456,535
0.63%, 12/29/2014	700,000	703,402
5.25%, 04/18/2016	200,000	235,189
2.50%, 05/27/2016	580,000	619,735
2.00%, 08/25/2016	1,030,000	1,080,494

The accompanying notes are an integral part of the financial statements.

14

PEMBERWICK FUND

Portfolio of Investments (Continued)

April 30, 2012

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal Home Loan Mortgage Corporation — (Continued)
1.00%, 03/08/2017	$150,000	$150,062
5.50%, 04/01/2023 Gold Pool #G13145	120,433	130,679
4.50%, 06/01/2029 Gold Pool #C91251	95,375	102,788
4.50%, 12/01/2029 Gold Pool #C91281	149,372	160,982
4.50%, 04/01/2030 Gold Pool #C91295	85,628	92,200

		7,349,282

Federal National Mortgage Association — 6.2%
4.88%, 05/18/2012	500,000	501,155
4.00%, 04/15/2013	1,000,000	1,036,061
0.50%, 08/09/2013	750,000	752,355
1.13%, 10/08/2013	275,000	278,372
0.75%, 12/18/2013	150,000	151,199
4.13%, 04/15/2014	900,000	966,691
2.50%, 05/15/2014	1,400,000	1,463,665
5.00%, 12/01/2014 Pool #255598	40,168	43,542
2.38%, 07/28/2015	350,000	370,290
1.50%, 10/28/2015	150,000	154,011
2.25%, 03/15/2016	500,000	528,476
5.00%, 03/15/2016	35,000	40,674
1.38%, 11/15/2016	310,000	316,834
1.25%, 01/30/2017	200,000	202,676
6.00%, 09/01/2019 Pool #735439	30,423	33,324
5.50%, 06/01/2020 Pool #888601	41,771	45,704
5.00%, 05/01/2023 Pool #254762	65,460	72,173

	Par Value	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — (Continued)
Federal National Mortgage Association — (Continued)
5.50%, 01/01/2024 Pool #AD0471	$67,611	$73,935
5.00%, 07/01/2024 Pool #255320	33,568	36,989
5.00%, 12/01/2025 Pool #256045	156,706	171,104
4.00%, 08/01/2029 Pool #MA0142	130,014	139,265
7.00%, 04/01/2037 Pool #888366	46,374	53,842

		7,432,337

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $17,617,007)		17,838,580

U.S. TREASURY OBLIGATIONS — 22.7%
U.S. Treasury Notes — 22.7%
0.25%, 02/28/2014	300,000	$299,988
0.25%, 02/15/2015	500,000	498,321
0.38%, 08/31/2012	2,900,000	2,902,833
0.38%, 09/30/2012	600,000	600,680
0.38%, 10/31/2012	100,000	100,121
0.50%, 11/30/2012	750,000	751,553
0.50%, 10/15/2013	400,000	401,547
0.50%, 08/15/2014	350,000	351,586
0.63%, 07/31/2012	500,000	500,703
0.63%, 12/31/2012	100,000	100,309
0.75%, 05/31/2012	750,000	750,469
0.75%, 08/15/2013	655,000	659,452

The accompanying notes are an integral part of the financial statements.

15

PEMBERWICK FUND

Portfolio of Investments (Concluded)

April 30, 2012

	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
0.75%, 09/15/2013	2,700,000	$2,719,513
0.75%, 12/15/2013	950,000	957,793
0.88%, 11/30/2016	300,000	302,109
0.88%, 12/31/2016	200,000	201,219
0.88%, 01/31/2017	550,000	553,008
1.00%, 05/15/2014	420,000	426,136
1.00%, 08/31/2016	520,000	527,394
1.00%, 09/30/2016	370,000	375,059
1.00%, 10/31/2016	1,050,000	1,063,945
1.00%, 03/31/2017	320,000	323,250
1.13%, 06/15/2013	1,610,000	1,626,351
1.25%, 03/15/2014	250,000	254,678
1.25%, 04/15/2014	600,000	611,461
1.25%, 08/31/2015	150,000	153,984
1.25%, 09/30/2015	300,000	307,898
1.25%, 10/31/2015	100,000	102,602
1.38%, 05/15/2013	100,000	101,223
1.50%, 07/15/2012	400,000	401,203
1.50%, 06/30/2016	590,000	610,835
1.50%, 07/31/2016	495,000	512,402
1.75%, 07/31/2015	150,000	156,317
1.75%, 05/31/2016	1,015,000	1,061,468
2.00%, 11/30/2013	1,350,000	1,387,336

	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
U.S. Treasury Notes — (Continued)
2.00%, 04/30/2016	835,000	$881,251
2.13%, 02/29/2016	515,000	545,417
2.25%, 01/31/2015	1,095,000	1,151,204
2.38%, 03/31/2016	270,000	288,605
2.50%, 04/30/2015	265,000	281,563
2.63%, 07/31/2014	225,000	236,707
2.63%, 04/30/2016	250,000	269,863
4.00%, 02/15/2015	300,000	330,071
4.25%, 08/15/2015	100,000	112,359
4.75%, 05/31/2012	400,000	401,578

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,872,482)		27,153,364

TOTAL INVESTMENTS - 98.6% (Cost $117,406,998)		117,806,898
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		1,714,076

NET ASSETS - 100.0%		$119,520,974

(a)	Variable or Floating Rate Security. Rate shown is as of April 30, 2012.
(b)	Multi-Step Coupon. Rate disclosed is as of April 30, 2012.

The accompanying notes are an integral part of the financial statements.

16

PEMBERWICK FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $117,406,998)	$117,806,898
Cash	1,487,072
Dividends and interest receivable	402,638
Prepaid expenses and other assets	11,305

Total assets	119,707,913

Liabilities
Payable for investments purchased	102,578
Payable to Investment Adviser	15,243
Payable for audit fees	24,840
Payable for administration and accounting fees	17,688
Payable for transfer agent fees	9,090
Payable to custodian	5,399
Accrued expenses	12,101

Total liabilities	186,939

Net Assets	$119,520,974

Net Assets Consisted of:
Capital stock, $0.01 par value	$119,162
Paid-in capital	119,605,857
Accumulated net investment gain	60,307
Accumulated net realized loss from investments	(664,252)
Net unrealized appreciation on investments	399,900

Net Assets	$119,520,974

Shares Outstanding	11,916,152

Net asset value, offering and redemption price per share ($119,520,974 / 11,916,152)	$10.03

The accompanying notes are an integral part of the financial statements.

17

PEMBERWICK FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Interest	$2,556,713

Total investment income	2,556,713

Expenses
Advisory fees (Note 2)	719,546
Administration and accounting fees	188,385
Transfer agent fees (Note 2)	53,035
Legal fees	38,545
Trustees’ and officers’ fees	38,475
Custodian transaction and out of pocket fees (Note 2)	31,475
Audit fees	24,274
Printing and shareholder reporting fees	19,160
Registration and filing fees	5,272
Other expenses	28,556

Total expenses before waivers and reimbursements	1,146,723

Less: waivers and reimbursements (Note 2)	(503,682)

Net expenses after waivers and reimbursements	643,041

Net investment income	1,913,672

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(398,614)
Payment by affiliate (See Note 2)	369,932
Net change in unrealized depreciation on investments	(2,234,669)

Net realized and unrealized loss on investments	(2,263,351)

Net decrease in net assets resulting from operations	$(349,679)

The accompanying notes are an integral part of the financial statements.

18

PEMBERWICK FUND

Statement of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Increase/(decrease) in net assets from operations:
Net investment income	$1,913,672	$2,005,038
Net realized income/(loss) from investments	(28,682)	14,996
Net change in unrealized appreciation/(depreciation) from investments	(2,234,669)	2,567,055

Net increase/(decrease) in net assets resulting from operations	(349,679)	4,587,089

Less Dividends and Distributions to Shareholders:
Net investment income	(2,040,214)	(2,087,962)
Tax return of capital	—	(46,579)

Net decrease in net assets from dividends and distributions to shareholders	(2,040,214)	(2,134,541)

Increase/(Decrease) in Net Assets Derived from Capital Share Transactions (Note 4)	(40,803,439)	19,850,314

Total increase/(decrease) in net assets	(43,193,332)	22,302,862

Net assets
Beginning of year	162,714,306	140,411,444

End of year	$119,520,974	$162,714,306

Accumulated net investment income/(loss), end of year	$60,307	$46,859

The accompanying notes are an integral part of the financial statements.

19

PEMBERWICK FUND

Financial Highlights

Contained below is per share operating performance data, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011	For the Period February 1, 2010* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$10.16		$10.00	$10.00

Net investment income(1)	0.13		0.13	0.01
Net realized and unrealized gain on investments(1)	(0.12	)(2)	0.17	—	(3)

Net increase in net assets resulting from operations	0.01		0.30	0.01

Dividends and distributions to shareholders from:
Net investment income	(0.14)		(0.14)	(0.01)
Tax return of capital	—		— (3)	—

Net asset value, end of period	$10.03		$10.16	$10.00

Total investment return(4)	0.12%		3.01%	0.07	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,521		$162,714	$140,411
Ratio of expenses to average net assets	0.45%		0.42%	0.61	%(6)
Ratio of expenses to average net assets without waivers and expense reimbursements(7)	0.80%		0.77%	0.92	%(6)
Ratio of net investment income to average net assets	1.07%		1.31%	0.42	%(6)
Portfolio turnover rate	23.14%		22.46%	9.89	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Includes payments by affiliate which equaled $0.03 per share. (See Note 2)
(3)	Amount is less than $0.01 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Not annualized.
(6)	Annualized.
(7)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

PEMBERWICK FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Pemberwick Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on February 1, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers one class of shares and is not subject to a front-end sales charge.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m., Eastern time) on each day the NYSE is open. Securities held by the Fund are valued at their last sale price on the NYSE on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the last asked price and the last bid price prior to the market close. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the last asked price and the last bid price prior to market close. The value of such securities quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system, but not listed on the National Market System, shall be valued at the mean between closing asked price and the closing bid price. Unlisted securities that are not quoted on NASDAQ and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

21

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2012

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$67,521,235	$—	$67,521,235	$—
Government Bonds	42,168	—	42,168	—
Collateralized Mortgage Obligations	5,251,551	—	5,251,551	—
U.S. Government Agency Obligations	17,838,580	—	17,838,580	—
U.S. Treasury Obligations	27,153,364	—	27,153,364	—

Total Investments	$117,806,898	$—	$117,806,898	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund

22

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2012

may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage backed securities are recorded as interest income on the Statement of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to such fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims

23

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2012

that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (“Advisory Agreement”). For its services, the Advisor is paid a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. The Advisor may, in its discretion, voluntarily waive its fees or reimburse certain Fund expenses; however; the Advisor is not required to do so. As of April 30, 2012, investment advisory fees payable to the Advisor were $15,243, net of fee waivers. For the year ended April 30, 2012, the Advisor waived fees of 0.35% of the Fund’s average daily net assets totaling $503,682.

Pemberwick has retained the services of J.P. Morgan Investment Management Inc. (“Sub-Advisor”) as the sub-advisor to the Fund. The Sub-Advisor provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services for the Fund. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $27,930. During the period, there were Trustees who were employees

24

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2012

of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

During the year ended April 30, 2012, the Adviser reimbursed the Fund $369,932 for losses incurred on transactions as a result of changes made to the Fund’s investment guidelines.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
U.S. Government Securities	$23,709,001	$15,721,328
Other Securities	5,511,643	36,716,266

4. Capital Share Transactions

For the years ended April 30, 2012 and April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011
	Shares	Amount	Shares	Amount
Sales	1,642,315	$16,548,950	8,890,094	$89,430,000
Reinvestments	204,172	2,040,152	211,270	2,127,945
Redemptions	(5,946,778)	(59,392,541)	(7,124,103)	(71,707,631)

Net Increase/ (decrease)	(4,100,291)	$(40,803,439)	1,977,261	$19,850,314

As of April 30, 2012, the Fund had the following shareholder that held 10% or more of the outstanding shares of the Fund.

Unaffiliated Shareholder	26%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial

25

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2012

statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, these adjustments were to increase undistributed net investment income/(loss) and paid-in capital by $139,990 and $369,932, respectively, and decrease accumulated net realized gain/(loss) by $509,922, primarily attributable to paydown treatment. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2012, the tax characters of distributions paid by the Fund was $2,040,214 of ordinary income dividends. For the year ended April 30, 2011, the tax character of distributions paid by the Fund was $2,087,962 of ordinary income dividends and tax return of capital of $60,307. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$(243,589)	$60,307	$—	$399,406

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

At April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$117,407,492

Gross unrealized appreciation	1,024,812
Gross unrealized depreciation	(625,406)

Net unrealized appreciation	$399,406

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income

26

PEMBERWICK FUND

Notes to Financial Statements (Continued)

April 30, 2012

tax purposes until May 1, 2012. For the fiscal year ended April 30, 2012, the Fund had short-term capital loss deferrals of $136,065 and long-term capital loss deferrals of $284,104.

Accumulated capital losses represent net capital loss carryovers as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012.

As of April 30, 2012, the Fund had pre-enactment capital loss carryforwards of $20,817. If not utilized against future capital gains, $10,862 and $9,955 of this capital loss carryforward will expire in 2018 and 2019, respectively. As of April 30, 2012, the Fund had post-enactment capital loss carryforwards of $222,772, of which $5,190 are short-term losses and $217,582 are long-term losses and have an unlimited period of capital loss carryforward.

6. Significant Risks

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES RISK — Mortgage-related and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

7. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require

27

PEMBERWICK FUND

Notes to Financial Statements (Concluded)

April 30, 2012

reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

8. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

PEMBERWICK FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Pemberwick Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pemberwick Fund (the “Fund”) at April 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

29

PEMBERWICK FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $2,040,214 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 16.43%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 82.67%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 16.43%.

A total of 8.92% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

PEMBERWICK FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-4785 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

Approval of Investment Advisory Agreement

At a meeting held on December 15, 2011, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement (the “Advisory Agreement”) between Pemberwick Investment Advisors LLC (“Pemberwick”) and FundVantage Trust (the “Trust”) on behalf of the Pemberwick Fund (the “Fund”), and the continuation of the sub-advisory

31

PEMBERWICK FUND

Other Information (Continued)

(Unaudited)

agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between Pemberwick and J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Advisor”). In determining whether to continue the Agreements, the Trustees considered information provided by Pemberwick and JPMIM in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Pemberwick and JPMIM provided regarding (i) services performed for the Fund, (ii) the size and qualifications of their respective portfolio management teams, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Fund, (iv) how Pemberwick and JPMIM each manage the Fund including a general description of their investment decision-making process, sources of information and investment strategies, (v) investment performance information of similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on Pemberwick’s or JPMIM’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. Pemberwick and JPMIM also provided their Codes of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreements.

The Trustees reviewed information provided by Pemberwick and JPMIM regarding the historical performance charts and a comparison to a fund similarly managed by JPMIM, the Fund’s benchmark, and relevant Lipper and Morningstar peer comparative ratings information provided by JPMIM, for the one year and since inception periods as of June 30, 2011. The Trustees considered the short-term and long-term performance of the Fund. The Trustees also noted that they considered performance reports and discussions with portfolio managers at Board meetings throughout the year. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies, based on the information provided by Pemberwick and JPMIM.

Representatives from Pemberwick and JPMIM attended the meeting in person and via teleconference and discussed Pemberwick’s and JPMIM’s history, performance and investment strategy in connection with the proposed continuation of the Agreements and answered questions from the Board.

Pemberwick and JPMIM each provided information regarding their advisory and sub-advisory fees, respectively, and an analysis of the fees in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of each firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit resulting from Pemberwick’s and JPMIM’s relationship with the Fund. The Trustees considered the structure of and the method used to determine the compensation received by a portfolio manager, the most recent financials for The Richman Group, Inc., of which Pemberwick is a wholly-owned subsidiary, and the most recent financials for JPMIM. The Trustees also considered the fees charged to similarly managed accounts. The Trustees concluded that

32

PEMBERWICK FUND

Other Information (Concluded)

(Unaudited)

the advisory fee and services provided by Pemberwick and JPMIM are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services provided to the Fund by Pemberwick and JPMIM and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreements, that the quality of the proposed services appeared to be consistent with industry norms and the Fund is likely to benefit from the provision of those services. They also concluded that Pemberwick and JPMIM each has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services provided by Pemberwick and JPMIM, the proposed compensation and expected benefits received by Pemberwick and JPMIM in providing services to the Fund, as well as Pemberwick’s and JPMIM’s anticipated profitability. The Trustees concluded that Pemberwick’s and JPMIM’s fees derived from their relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by Pemberwick and JPMIM.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase. In addition, the Trustees also considered Pemberwick’s and JPMIM’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the continuation of the Agreements, the Board considered all relevant factors and the information presented to the Board by Pemberwick and JPMIM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the continuation of the Agreements would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the continuation of each of the Agreements.

33

PEMBERWICK FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-4785.

34

PEMBERWICK FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 447-4785.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; CEO of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

35

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

36

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

37

PEMBERWICK FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

38

PEMBERWICK FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

39

Investment Advisor

Pemberwick Investment Advisors LLC

340 Pemberwick Road

Greenwich, CT 06831

Sub-Advisor

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PEMBERWICK

FUND

of

FundVantage Trust

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Pemberwick Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pemberwick Fund.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Shareholders,

The companies in the Polen Growth Fund have maintained notable financial strength, strong competitive advantages and excellent growth prospects. These are necessary to remain in the portfolio. We are quick to sell if we believe that there are any potential threats to them. With that said, the average holding period for our Large Cap Growth Strategy has been more than four years and we have only owned about 100 companies during the past 23 years. The most important driver of our long-term investment return has been and will always be the underlying earnings growth of our portfolio companies, not our ability to astutely time buying and selling stocks to capture short-term price anomalies. It is for this reason that we mention the health of the businesses before we mention short-term results of the stocks. Over the long run, the results of the two should converge with the Fund’s return closely tracking the weighted average earnings growth of the portfolio companies.

Fiscal 2012 Fund Performance

In fiscal year 2012 (ended April 30, 2012), your Fund (institutional class) returned 13.97% versus its benchmarks’ returns of 4.76% for the S&P 500 and 7.26% for the Russell 1000 Growth Index. The top 3 contributors to the Fund’s return were Apple, Starbucks, and Intuitive Surgical. The bottom 3 detractors were C.H. Robinson, Oracle, and C.R. Bard.

Apple is unique in many ways. It happens to be not only one of the fastest growing companies in the Fund, but also one of the cheapest on many valuation metrics. Some believe that the company’s revenue growth and margins will be unsustainable in the long term. We believe that Apple’s iOS ecosystem has created tremendous customer lock-in and recurring revenue that is very much underappreciated. According to industry surveys, 95% of iPhone owners say their next mobile phone will be another iPhone. Also, the size of the markets for Apple’s products (smartphones, tablets, etc.) are so large and growing so fast that Apple’s revenue could be multiples of its current $100+ billion without taking any further market share. We believe that one factor driving the very low valuation of Apple shares is the large market value the stock represents to growth investors. Most professional money managers limit individual position sizes and Apple’s market capitalization and index weighting has tested those limits. Apple’s board of directors recently announced that the company will begin paying a dividend this quarter, which at current prices yields nearly 2%. This adds to an already very attractive investment case and opens up a large new class of shareholders that should help more appropriately value the company. In any respect, we believe Apple continues to have strong growth prospects and that the share price will follow free cash flow growth over the long term.

Starbucks has had an incredible resurgence since its 2008 missteps. The company has focused on only profitable store growth (mostly outside the U.S.) as well as a slew of new products for sale both in Starbucks’ own stores as well as through other mass-market retailers across the globe. We believe this company can sustain nearly 20% earnings growth for quite some time, driven by healthy same-store

1

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

sales growth, new beverage products (single serve coffee and tea, energy drinks, juices), expanded distribution, and geographic expansion.

Intuitive Surgical has a monopoly on robotic surgery for many indications that previously had to be done using open surgery, which is highly invasive and prone to post-surgical problems. About 400,000 surgeries per year are done using Intuitive Surgical’s da Vinci surgical robot and that number could climb to more than 2 million for just what the robot is already approved for today. The business is also characterized by a high recurring stream of services and instruments that account for nearly 60% of revenue. We believe the barriers to entry in this business rise virtually every day as the company places more robots in the field and trains more surgeons on their use.

C.H. Robinson is primarily a broker for truck freight in North America. For years, the company has taken market share in this large and fragmented market by providing very flexible and competitively priced shipping services. In addition, they provide small trucking companies with more full loads going to and from a destination than they could do on their own, with accelerated payment terms. Recently, Robinson has been gaining less market share than expected due to the current sluggish shipping environment. Customers often seek out the help of Robinson when volumes are strong and incumbent trucking companies cannot adjust. Once Robinson wins this business, it rarely loses it. We believe the sluggishness in growth here is temporary and the company’s competitive advantages remain intact. We added to our position here on the stock’s weakness in February.

Oracle dominates the enterprise database industry and is also a leader in enterprise applications. The stock has languished due to sales force execution issues in the November quarter and weak hardware sales since the Sun Microsystems acquisition. We believe that the sales force issue has already been rectified and that the declines at Sun are of money losing or low-margin products that do not meaningfully affect profits. Management has been consciously discontinuing these products, which has already raised the profitability of the legacy Sun business immensely. It is our belief that Oracle maintains formidable competitive advantages due to very high switching costs and effective product bundling that should continue with engineered systems. These are new products that marry the best of Oracle software with high-end Sun hardware to handle customers’ data and analytic needs.

C.R. Bard is a medical devices company that we owned for more than four years. During the last year we felt that the company’s growth prospects were diminishing for secular reasons. In addition, even though management acknowledged (and we agreed) that they needed to invest more into R&D to drive strong growth in the future, that was not happening to any meaningful degree. We felt that R&D spending was being tempered by the desire to meet shorter term financial targets which was not necessarily in line with our interest as a long-term investor. We sold the position in August.

2

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

New and Eliminated Positions

This year, we initiated three new positions and eliminated three companies from the Fund. We purchased FactSet Research Systems, Abbott Labs, and Intuit. We eliminated C.R. Bard, BMC Software, and MasterCard.

FactSet Research Systems is a provider of analytical software for security analysts, portfolio managers, and traders that helps them to make investment decisions. As long-time FactSet clients, we are well aware of the company’s competitive advantages driven by robust proprietary and third-party data and top-notch client service. The company boasts a 90%+ retention rate with enviable profit margins and huge growth prospects.

Abbott Labs is a global pharmaceutical and medical products company. We have always been admirers of this strong business led by one of the best capital allocators in corporate America, CEO Miles White. By the end of this year, Abbott will split itself into two separate companies, a pharmaceutical company called AbbVie and a diversified medical products company that will continue to carry the Abbott Labs name. In our opinion, the separation will unlock shareholder value over time, as the whole company is being valued at a discount to its separate parts and the diversified medical products company will have better opportunities to maximize shareholder value.

Intuit is the leader in self-prepared tax software in the U.S. through its TurboTax offering and a leader in small business software for accounting, payroll, and payment acceptance. Intuit has taken market share for a long time due to their long-standing focus on tax and small business offerings over the Web as well as a highly productive R&D organization. We believe that Intuit’s ability to surround their small business customers with essential products and services gives them a high degree of recurring revenue and protection from competition.

We sold BMC as we believe the growth prospects were not as robust as our initial assessment. We sold MasterCard due to what we believe is a higher potential for litigation, legislation, and technological change which could cause material harm to the franchise over time.

3

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Going Forward

Our investment team remains heads-down focused on finding and owning the highest quality companies for the long run. We recognize that there are a number of macroeconomic and political risks to be dealt with across the globe, but the businesses in our portfolio have tremendous financial strength and secular growth that should provide us with solid investment returns going forward. We have employed the same investment discipline for more than 23 years and intend to maintain that same discipline going forward.

Thank you for your investment in the Polen Growth Fund.

Sincerely,

The PCM Investment Team

Polen Capital Management, LLC Announces Passing of Founder David M. Polen

Dear Shareholders,

We are saddened to share with you that David M. Polen, founder of Polen Capital Management and co-portfolio manager of the Polen Growth Fund, recently passed away at the age of 68. David had managed the Polen Growth Fund and Polen Capital Management’s Large Cap Growth separately managed accounts since their inceptions in 2010 and 1989, respectively, amassing one of the best long-term track records in the industry. He was an entrepreneur in the truest sense, a great investor and an accomplished businessman. David was also a tireless mentor to the entire PCM team. His wisdom, optimism and passion will be greatly missed. David instilled a culture of excellence at Polen Capital in everything that we do. In investing, much of that excellence came from the patient and disciplined approach that he created and that we will carry on far into the future.

The Polen Capital investment team now consists of four individuals. Todd Morris joined the firm in February 2011 after graduating with an MBA from Columbia University. Todd served for 7 years in the Navy after graduating from Annapolis. He has quickly learned our investment philosophy and process. Stephen Atkins joined the investment team in March 2012. Steve is a Georgetown graduate, a CFA charterholder and was a portfolio manager at Northern Trust Value Investors and its predecessor firm for 14 years. As Steve learns our investment philosophy and process, we believe he too will add to the strength of the investment team in the coming years.

Stan Moss is now the firm’s CEO and will continue to lead all non-investment functions as he has since 2003. Dan Davidowitz, who joined the firm in 2005 and has co-managed Polen Capital Management’s

4

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Large Cap Growth products since 2007, is now the sole portfolio manager for the Polen Growth Fund. Damon Ficklin, who has been an investment team member since 2003 and is our senior analyst, now leads Polen Capital’s research process. This process remains true to the discipline created by David Polen more than 23 years ago. We are confident that the investment methodology that David created and the strong firm that he built will be among his most enduring accomplishments. We will miss him dearly.

Sincerely,

Daniel Davidowitz

Damon Ficklin

Stan Moss

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

5

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Polen Growth Fund Institutional Shares vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Institutional Shares	13.97%	21.92%
S&P 500® Index	4.76%	16.67%**
Russell 1000® Growth Index	7.26%	20.36%**

*	The Polen Growth Fund (the “Fund”) Institutional Shares commenced operations on September 15, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

POLEN GROWTH FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Retail Shares vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Retail Shares	13.65%	14.75%
S&P 500® Index	4.76%	10.49%**
Russell 1000® Growth Index	7.26%	12.75%**

*	The Retail Shares commenced operations on December 30, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expense ratios, as stated in the current prospectus, are 8.23% and 1.00%, respectively, for the Institutional Shares and 6.35% and 1.25%, respectively, for the Retail Shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser, Polen Capital Management, LLC (“PCM”), has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). This agreement will terminate on August 31, 2012, unless the Board of Trustees of FundVantage Trust approves an earlier termination.

7

POLEN GROWTH FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

8

POLEN GROWTH FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

POLEN GROWTH FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Polen Growth Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Institutional Shares
Actual	$1,000.00	$1,137.80	$5.32
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02
Retail Shares
Actual	$1,000.00	$1,135.60	$6.64
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 1.00% for Institutional Shares and 1.25% for Retail Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual total returns for the Fund of 13.78% and 13.56% for Institutional Shares and Retail Shares, respectively.

10

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	17.5%	$55,521,544
Consumer Discretionary	11.0	34,682,410
Medical Equipment	10.9	34,456,781
Business Services	10.6	33,652,760
Pharmaceuticals	9.8	30,959,944
Computer Equipment	8.7	27,540,489
Communications Equipment	6.7	21,240,079
Financials	5.8	18,344,059
Transportation	4.8	15,295,591
Internet Software & Services	4.8	15,273,584
Other Assets In Excess of Liabilities	9.4	29,815,606

NET ASSETS	100.0%	$316,782,847

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 90.6%
Business Services — 10.6%
Accenture PLC, Class A	236,098	$15,334,565
Cognizant Technology Solutions Corp.*	249,839	18,318,195

		33,652,760

Communications Equipment — 6.7%
QUALCOMM, Inc.	332,708	21,240,079

Computer Equipment — 8.7%
Apple, Inc.*	47,139	27,540,489

Consumer Discretionary — 11.0%
Coach, Inc.	207,778	15,201,039
Starbucks Corp.	339,515	19,481,371

		34,682,410

Financials — 5.8%
T. Rowe Price Group, Inc.	290,645	18,344,059

Internet Software & Services — 4.8%
Google, Inc., Class A*	25,236	15,273,584

Medical Equipment — 10.9%
Intuitive Surgical, Inc.*	32,855	18,996,761
Varian Medical Systems, Inc.*	243,772	15,460,020

		34,456,781

Pharmaceuticals — 9.8%
Abbott Laboratories	201,200	12,486,472

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals — (Continued)
Allergan, Inc.	192,432	$18,473,472

		30,959,944

Software — 17.5%
Factset Research Systems, Inc.	146,125	15,322,668
Intuit, Inc.	164,521	9,537,282
Microsoft Corp.	477,305	15,283,306
Oracle Corp.	523,249	15,378,288

		55,521,544

Transportation — 4.8%
C.H. Robinson Worldwide, Inc.	256,036	15,295,591

TOTAL COMMON STOCKS (Cost $256,314,838)		286,967,241

TOTAL INVESTMENTS - 90.6% (Cost $256,314,838)		286,967,241
OTHER ASSETS IN EXCESS OF LIABILITIES - 9.4%		29,815,606

NET ASSETS - 100.0%		$316,782,847

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

12

POLEN GROWTH FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $256,314,838)	$286,967,241
Cash	23,582,411
Receivable for investments sold	7,021,479
Receivable for capital shares sold	2,904,864
Dividends and interest receivable	290,192
Prepaid expenses and other assets	28,734

Total assets	320,794,921

Liabilities
Payable for investments purchased	3,302,304
Payable for capital shares redeemed	431,331
Payable to Adviser	153,814
Payable for transfer agent fees	29,653
Payable for administration and accounting fees	21,329
Payable for custodian fees	6,683
Accrued expenses	66,960

Total liabilities	4,012,074

Net Assets	$316,782,847

Net Assets Consisted of:
Capital stock, $0.01 par value	$230,000
Paid-in capital	285,553,882
Accumulated net investment loss	(61,312)
Accumulated net realized gain from investments	407,874
Net unrealized appreciation on investments	30,652,403

Net Assets	$316,782,847

Institutional Shares:
Shares outstanding	15,622,788

Net asset value, offering and redemption price per share ($215,386,551 / 15,622,788)	$13.79

Retail Shares:
Shares outstanding	7,377,209

Net asset value, offering and redemption price per share ($101,396,296 / 7,377,209)	$13.74

The accompanying notes are an integral part of the financial statements.

13

POLEN GROWTH FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$1,152,698
Interest	4,001

Total investment income	1,156,699

Expenses
Advisory fees (Note 2)	1,165,354
Transfer agent fees (Note 2)	154,384
Administration and accounting fees (Note 2)	118,985
Distribution fees (Retail Shares) (Note 2)	93,899
Printing and shareholder reporting fees	78,924
Legal fees	45,115
Registration and filing fees	40,893
Custodian fees (Note 2)	37,039
Audit fees	23,919
Trustees’ and officers’ fees	19,953
Other expenses	11,872

Total expenses before waivers and reimbursements	1,790,337

Less: waivers and reimbursements (Note 2)	(531,095)

Net expenses after waivers and reimbursements	1,259,242

Net investment loss	(102,543)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	460,155
Net change in unrealized appreciation on investments	30,037,201

Net realized and unrealized gain on investments	30,497,356

Net increase in net assets resulting from operations	$30,394,813

The accompanying notes are an integral part of the financial statements.

14

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment loss	$(102,543)	$(10,424)
Net realized gain from investments	460,155	4,777
Net change in unrealized appreciation on investments	30,037,201	615,202

Net increase in net assets resulting from operations	30,394,813	609,555

Less Dividends and Distributions to Shareholders:
Net realized capital gains:
Institutional Shares	(3,854)	—
Retail Shares	(1,769)	—

Total net realized capital gains	(5,623)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	274,092,545	11,691,557

Total increase in net assets	304,481,735	12,301,112

Net assets
Beginning of period	12,301,112	—

End of period	$316,782,847	$12,301,112

Accumulated net investment income/(loss), end of period	$(61,312)	$—

*	The Fund commenced investment operations on September 15, 2010.

The accompanying notes are an integral part of the financial statements.

15

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Shares
	For the Year Ended April 30, 2012	For the Period September 15, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.10	$10.00

Net investment loss(1)	— (2)	(0.02)
Net realized and unrealized gain on investments(1)	1.68	2.11

Net increase in net assets resulting from operations	1.68	2.09

Dividends and distributions to shareholders from:
Net realized capital gains	— (2)	—	(2)

Redemption fees	0.01	0.01

Net asset value, end of period	$13.79	$12.10

Total investment return(3)	13.97%	21.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$215,387	$5,168
Ratio of expenses to average net assets	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.44%	8.23	%(4)
Ratio of net investment loss to average net assets	(0.01)%	(0.27	)%(4)
Portfolio turnover rate	35.48%	22.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

16

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Retail Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Retail Shares
.	For the Year Ended April 30, 2012	For the Period December 30, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.09	$11.44

Net investment loss(1)	(0.03)	(0.02)
Net realized and unrealized gain on investments(1)	1.67	0.66

Net increase in net assets resulting from operations	1.64	0.64

Dividends and distributions to shareholders from:
Net realized capital gains	— (2)	—

Redemption fees	0.01	0.01

Net asset value, end of period	$13.74	$12.09

Total investment return(3)	13.65%	5.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,396	$7,133
Ratio of expenses to average net assets	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.74%	6.35	%(4)
Ratio of net investment loss to average net assets	(0.26)%	(0.50	)%(4)
Portfolio turnover rate	35.48%	22.55	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

17

POLEN GROWTH FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Polen Growth Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers two separate classes of shares, Retail Class and Institutional Class.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

18

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 4/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$286,967,241	$286,967,241	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated

19

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2012

to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2012, unless the Board of Trustees approves its earlier termination.

As of April 30, 2012, investment advisory fees payable to the Adviser were $153,814. For the year ended April 30, 2012, the Adviser waived fees of $531,095.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

20

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2012

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreement.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Retail Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Retail Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Retail Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $12,684. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$285,703,008	$39,735,717

21

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2012

4. Capital Share Transactions

For the year ended April 30, 2012 and the period from commencement of operations through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount
Institutional Shares
Sales	16,268,587	$202,845,891	427,134	$4,802,238
Reinvestments	305	3,662	—	—
Redemption Fees**	—	52,951	—	1,914
Redemptions	(1,073,234)	(14,000,177)	(4)	(47)

Net Increase	15,195,658	$188,902,327	427,130	$4,804,105

Retail Shares
Sales	7,211,180	$90,564,243	619,999	$7,229,594
Reinvestments	138	1,655	—	—
Redemption Fees**	—	25,183	—	3,104
Redemptions	(423,996)	(5,400,863)	(30,112)	(345,246)

Net Increase	6,787,322	$85,190,218	589,887	$6,887,452

*	Institutional Shares commenced operations on September 15, 2010; Retail Shares commenced operations on December 30, 2010.
**

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the

22

POLEN GROWTH FUND

Notes to Financial Statements (Continued)

April 30, 2012

fiscal year ended April 30, 2012, these adjustments were to increase undistributed net investment income/(loss) by $41,231 and to decrease accumulated net realized gain/(loss) by $41,231. Net investment loss, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $5,623 of ordinary income dividends. There were no distribution during the period from commencement through April 30, 2011. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$ —	$1,451,333	$98,559	$29,510,385

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$257,456,856

Gross unrealized appreciation	32,582,132
Gross unrealized depreciation	(3,071,747)

Net unrealized appreciation	$29,510,385

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012. For the fiscal year ended April 30, 2012, the Fund had late year ordinary loss deferrals of $61,312.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment

23

POLEN GROWTH FUND

Notes to Financial Statements (Concluded)

April 30, 2012

capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012. As of April 30,2012, the Fund did not have any capital loss carryforwards.

6. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

Due to a change of control of the adviser, which resulted in a technical assignment and termination of the current investment advisory agreement, on June 7, 2012, the Fund’s Board of Trustees approved an interim advisory agreement under which the Fund will be managed by PCM until a new agreement is approved by Fund shareholders. The interim agreement is substantially identical to the terminated agreement (with the exception of different effective and termination dates) and will not result in changes in the management of the Fund, its investment objective, fees or services provided. A new investment advisory agreement, also expected to be substantially identical to the terminated agreement, will be submitted for shareholder approval at a future special meeting of shareholders.

24

POLEN GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Polen Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Polen Growth Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

25

POLEN GROWTH FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2012, the Fund paid $5,623 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% ordinary income tax rate is 18.71%.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction is 15.64%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

POLEN GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

27

POLEN GROWTH FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

28

POLEN GROWTH FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
		INTERESTED TRUSTEES[1]
Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company)(2 portfolios); Trustee of Widener University.

29

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.
[1]

Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

30

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

31

POLEN GROWTH FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

32

POLEN GROWTH FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

33

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser Polen Capital Management, LLC 2700 N. Military Trail Suite 230 Boca Raton, FL 33431

Administrator BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406	Polen Growth Fund of

FundVantage Trust
Transfer Agent BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581	Institutional Shares Retail Shares

Underwriter Foreside Funds Distributors LLC 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312	ANNUAL REPORT April 30, 2012

Custodian The Bank of New York Mellon One Wall Street New York, NY 10286

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia, PA 19103-7042

This report is submitted for the general information of the shareholders of the Polen Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund.

Legal Counsel Pepper Hamilton LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Fellow Shareholder:

Strong returns from U.S. stocks over the past two quarters helped reverse losses suffered over the preceding six months. From an investor perspective, the past year could best be summarized as volatile, and at times bordering on schizophrenic. As observed in our mid-year update, we felt extreme investor pessimism had pushed equity valuations to a level inconsistent with business fundamentals. We are encouraged that the subsequent market rally somewhat reduced this extreme discontinuity.

Over the past six months a slow but steady economic recovery in the U.S. coupled with Europe’s orderly management of what was effectively a Greek sovereign default revived investor confidence. Within this context, for a brief period it seemed like the Europeans were finally beginning to move their ongoing crisis toward a consistent remedial process. Recent economic and political developments in Europe now suggest otherwise.

With much of southern Europe mired in recession and/or depression, there is growing debate about the wisdom and efficacy of the fiscal austerity compact championed most vigorously by Germany. As the largest national financier of the bailouts, the German government led by Angela Merkel has substantially guided pan-European economic policy through much of the crisis.

A de facto political partnership with the French government, led by Nicolas Sarkozy, enabled the continent’s two largest economies to present a united front to both the financial markets and fiscally struggling member states. This functional cohesion appears to be in jeopardy now that Sarkozy has lost the French presidency to left-wing candidate Francois Hollande.

Hollande aggressively campaigned against the fiscal austerity measures that have thus far defined the European response to the financial crisis. He has indicated a strong desire to renegotiate the fiscal compact regulating government spending initiatives to emphasize economic growth over deficit reduction. While this may sound like far-away and arcane political wrangling, we find the investment implications to be rather profound.

First and foremost, Hollande’s perspectives do not seem unreasonable, particularly when one considers the current plight of southern Europe. The Germanic strategy of tying bailout funding to dramatic austerity measures has left the Greek economy in ruins and ultimately did not prevent a default. Spain continues in a deep recession, with an unemployment rate now approaching 25%. The Portuguese government has diligently cut spending as required under the terms of its bailout, but the country’s debt-to-GDP ratio continues to deteriorate because its economic erosion has outpaced the savings. One reasonably could argue that, with the possible exception of Ireland, the austerity strategy has failed and pursuing the same with greater urgency will simply exacerbate the failure.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

It is possible that Mr. Hollande’s ascendancy eventually may facilitate an important and positive turning point in the European financial crisis. If bond markets accept it, a broad round of pan-European fiscal stimulus could help arrest Europe’s descent into recession while bolstering the slow but steady progress being achieved in North America. Unfortunately, that is a big “IF.”

Resulting from its economic leadership and longstanding fiscal discipline, Germany has earned and wielded tremendous political power throughout the crisis. It seems unlikely that the German government or electorate would readily accede to a strategy proffered by an upstart French politician that substantially contradicts Germany’s most closely held economic convictions. However, since a thriving euro-zone is certainly in Germany’s national interest, we can envision a long-term path toward cooperation. On the other hand, the short term could be, for lack of a better word, messy.

Political considerations aside, it is equally unclear how the financial markets will respond. Bulls might argue that a new pro-growth strategy should be warmly received given the failure of austerity to halt the Grecian decline into default. Bears might counter by suggesting that instead of remedying their finances, nations already in a fiscal hole are lobbying for the privilege of digging faster. We think there are valid arguments to be made on both sides clouding the future course of action. We also recognize that markets abhor uncertainty.

Perhaps the most perilous outcome would flow from a collapse of political leadership in Europe. The EU has been castigated for moving too slowly and too timidly throughout the financial crisis. Tortoise-like decision making occurred even with the major powers, read Germany and France, marching in lockstep. One can only imagine the gridlock that could result were there to be a marked or intractable difference of opinion between these two players.

We sound concerned because we are. However, our concern does not equate to panic; nor do we believe that all roads lead to disaster. A sensible and targeted reduction and/or moratorium on fiscal austerity might be just the tonic needed to stabilize Europe, while buying time for the locomotive of economic growth to accelerate in the U.S. We also would observe that alternative political and economic policies sound most strident when being marketed to an electorate clamoring for change. Post election realities tend to result in actions that are far more measured and incremental than campaign rhetoric.

It also is worth noting that there is legitimate room for compromise between German austerity and the developing French alternative. Deficit reduction targets could be pushed out a year or two, the European Central Bank could be allowed to directly monetize Italian and Spanish debt, and Ireland and Portugal could have their debts rescheduled into the future. While the politics are complex, there is goal congruency between the needs of an export-dependent Germany and the evolving view that hard-line austerity is failing as a strategy.

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

Greece is an important wildcard. In early May’s elections Greek voters punished the political center that negotiated and supported the EU bailout. The new government likely will be assembled from a fragile coalition, flanked by more prominent extremes on both the left and right wings. There is a real possibility that the Greeks will repudiate the bailout terms, the impact of which remains unknown.

Elsewhere, European austerity opponents will point to the comparative success of U.S. economic policies to bolster their arguments. However lethargic our economy, it is clearly outperforming Europe. That said, the U.S. will face an important “fiscal cliff” shortly after the 2012 presidential election. Recall that the budget cutting “Super-committee” punted, defaulting to programmatic spending cuts in excess of $1 trillion slotted for implementation after the 2012 presidential election. Meanwhile, federal taxes will gap upwards due to the scheduled expiry of Bush tax cuts and, assuming “Obamacare” survives Supreme Court review, imposition of a surtax on unearned income. It is therefore rather ironic that the Europeans are attempting to tack towards American policies just as we seemingly prepare to alter them.

To be completely candid, while awareness and understanding are necessary, debating the course of American politics, let alone the vicissitudes of our European friends, engenders more headache than deterministic conclusion. Short of an unlikely Democratic sweep of the presidency and Congress, we are more likely to witness a repeat of last year’s consternation, recrimination and gridlock than a profound change in fiscal direction. Post Hollande’s victory, political cognoscenti throughout Europe already are maneuvering to create a window for all parties to advance their agenda while saving face.

From a broad brush perspective, our conclusion is that rising political risks may exacerbate market volatility, but will do little to change the vectors underlying a slow but steady U.S. economic recovery. For all the negative headlines, it is easy to under appreciate just how much better economic fundamentals are today than four years ago.

Unemployment remains too high but jobs are again being created rather than destroyed by financial collapse. The banking system seems to have largely absorbed losses on subprime mortgage assets, and though bankers remain the purported villains of the cycle, the solvency of the U.S. banking system, in our opinion, is no longer an open question. Across the country housing prices have fallen towards, or even below, replacement cost. It is again becoming more economical to purchase a home than to rent. Recovery from here, both for home equity values and new construction, would seem vastly more probable than not.

Of particular importance to us as investors, corporate America has passed through the downturn; profitability is high and balance sheets are remarkably cash rich. Rather than debating the rate of decline, our company-specific discussions now focus on the slope of improvement, which stands in marked contrast to some investors’ belief that another crash is inevitable. In fact, this continuing tension is good news from the standpoint of a dispassionate long-term investor, because it prevents markets from becoming overly exuberant in disregard of underlying valuations.

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

Amidst this environment, our challenge is to maintain the deepest possible understanding of our portfolio companies, to sustain our conviction in the face of ongoing volatility and, when warranted, to respond quickly and decisively to an adverse change in corporate fundamentals. Accepting that we also must not be hard-headed and simply “look through” extended periods of market doubt, we continue to examine ways to maximize our effectiveness as it pertains to portfolio construction and risk management. In addition to focusing on appropriate entry points for new ideas, we are closely scrutinizing existing equity allocations against our internal estimates of intrinsic value. Our discussions have engendered a fulsome, recursive and empirical debate across the investment team of the risk/reward potential for each position in the Fund’s portfolio. The goal, ultimately, is to tightly manage the risks we assume while also capitalizing on market volatility in order to position the portfolio for long-term reward.

In closing, while gratified to have ended the year with strong investment results, we are focused on navigating through and capitalizing upon the challenges ahead.

We appreciate your continued support,

Private Capital Management

Mutual fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund, causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. Investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other important information about the Private Capital Management Value Fund, and it may be obtained by visiting our website at www.private-cap.com. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the period ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Class A Shares of the Private Capital Management

Value Fund vs. Russell 2000® and S&P 500® Indexes

The Fund’s growth of an assumed $25,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $23,750.

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Class A Shares (without sales charge)	-1.16%	14.52%
Class A Shares (with sales charge)	-6.07%	10.84%
S&P 500 Index	4.76%	14.97%**
Russell 2000 Index	-4.25%	13.33%**

*	Class A Shares of the Private Capital Management Value Fund (the “Fund”) commenced operations on October 6, 2010.

**	Benchmark performance is from the commencement date of Class A Shares (October 6, 2010) only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2012

(Unaudited)

Comparison of Change in Value of $750,000 Investment in Class I Shares* of the Private Capital Management

Value Fund vs. Russell 2000® and S&P 500® Indexes

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	3 Years	5 Years	10 Years
Class I Shares*	-0.91%	18.59%	-1.92%	5.19%
S&P 500 Index	4.76%	19.46%	1.01%	4.71%
Russell 2000 Index	-4.25%	20.34%	1.45%	6.19%

*

Performance shown for the period from April 30, 2002 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010, to April 30, 2012 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual Fund gross and net operating expense ratios are 2.11% and 1.27%, respectively, for Class A Shares and 1.86% and 1.02%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2011, and may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, L.P., (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). This agreement will terminate on August 31, 2014, unless the Board of Trustees of FundVantage Trust approves an earlier termination.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) and the Russell 2000® Index. The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2011, through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,109.90	$6.56
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27
Class I Shares
Actual	$1,000.00	$1,110.70	$5.25
Hypothetical (5% return before expenses)	1,000.00	1,019.89	5.02

*

Expenses are equal to an annualized expenses ratio for the six month period ended April 30, 2012 of 1.25% and 1.00% for Class A and Class I Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six month total return for the Fund of 10.99% and 11.07% for Class A and Class I Shares, respectively.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Information Technology	33.1%	$15,214,841
Health Care	15.1	6,935,765
Financials	11.4	5,243,417
Consumer Discretionary	9.9	4,562,820
Energy	9.4	4,310,693
Industrials	5.2	2,372,277
Consumer Staples	4.7	2,169,413
Materials	2.1	938,696
Utilities	1.7	786,299
Other Assets in Excess of Liabilities	7.4	3,411,564

NET ASSETS	100.0%	$45,945,785

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 92.6%
Consumer Discretionary — 9.9%
AutoNation, Inc.*	26,350	$911,183
Carrols Restaurant Group, Inc.*	74,300	1,120,444
DeVry, Inc.	13,025	418,754
Dover Downs Gaming & Entertainment, Inc.	168,142	453,983
Gildan Activewear, Inc.	17,575	505,809
H&R Block, Inc.	31,300	460,110
John Wiley & Sons, Inc., Class A	15,325	692,537

		4,562,820

Consumer Staples — 4.7%
Nu Skin Enterprises, Inc., Class A	22,150	1,180,595
Prestige Brands Holdings, Inc.*	58,200	988,818

		2,169,413

Energy — 9.4%
Golar LNG, Ltd. (Bermuda)	40,075	1,481,973
Noble Corp. (Switzerland)	22,775	866,816
Swift Energy Co.*	35,200	1,064,800
Ultra Petroleum Corp. (Canada)*	45,400	897,104

		4,310,693

Financials — 11.4%
Bank of Hawaii Corp.	14,300	699,127
Dundee Corp.,Class A (Canada)*	24,175	600,749
EZCORP, Inc., Class A*	59,075	1,582,619
National Financial Partners Corp.*	34,325	506,294
Oppenheimer Holdings, Inc., Class A	17,825	304,094

	Number of Shares	Value
COMMON STOCKS — (Continued)
Financials — (Continued)
Raymond James Financial, Inc.	19,600	$717,752
Suffolk Bancorp*	31,660	376,121
Willis Group Holdings PLC (Ireland)	12,525	456,661

		5,243,417

Health Care — 15.1%
Alere, Inc.*	39,250	937,683
Covidien PLC (Ireland)	20,300	1,121,169
Universal Health Services, Inc., Class B	27,675	1,181,999
Valeant Pharmaceuticals International, Inc. (Canada)*	29,825	1,659,165
Warner Chilcott PLC, Class A (Ireland)*	58,950	1,282,162
Zimmer Holdings, Inc.	11,975	753,587

		6,935,765

Industrials — 5.2%
Air Transport Services Group, Inc.*	90,000	477,000
Consolidated Graphics, Inc.*	3,525	140,965
Mine Safety Appliances Co.	19,950	847,077
Triumph Group, Inc.	11,085	696,360
UTI Worldwide, Inc. (British Virgin Islands)	12,650	210,875

		2,372,277

Information Technology — 33.1%
Avid Technology, Inc.*	53,750	467,088
CA Technologies	101,387	2,678,645
Cisco Systems, Inc.	56,775	1,144,016
CoreLogic, Inc.*	39,475	659,233

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Information Technology — (Continued)
Electro Rent Corp.	29,180	$454,624
Global Cash Access Holdings, Inc.*	204,077	1,724,451
Imation Corp.*	40,940	237,452
Mentor Graphics Corp.*	74,625	1,078,331
Motorola Mobility Holdings, Inc.*	23,387	907,883
Novellus Systems, Inc.*	19,075	891,756
Progress Software Corp.*	22,762	526,713
QUALCOMM, Inc.	21,355	1,363,303
Quantum Corp.*	371,850	885,003
SAIC, Inc.	27,525	334,704
Symantec Corp.*	112,690	1,861,639

		15,214,841

Materials — 2.1%
Pope Resources LP	20,925	938,696

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — 1.7%
Black Hills Corp.	9,700	$320,197
National Fuel Gas Co.	9,850	466,102

		786,299

TOTAL COMMON STOCKS (Cost $34,845,548)		42,534,221

TOTAL INVESTMENTS—92.6% (Cost $34,845,548)		42,534,221
OTHER ASSETS IN EXCESS OF LIABILITIES—7.4%		3,411,564

NET ASSETS—100.0%		$45,945,785

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $34,845,548)	$42,534,221
Cash	3,402,038
Receivable for capital shares sold	67,487
Dividends and interest receivable	4,567
Prepaid expenses and other assets	28,044

Total assets	46,036,357

Liabilities
Payable for capital shares redeemed	21,510
Payable to Investment Adviser	10,031
Payable for audit fees	24,000
Payable for transfer agent fees	12,422
Payable for administration and accounting fees	8,128
Payable for printing fees	5,707
Payable to custodian	3,654
Accrued expenses	5,120

Total liabilities	90,572

Net Assets	$45,945,785

Net Assets Consisted of:
Capital Stock, $0.01 par value	$37,819
Paid-in capital	38,649,172
Accumulated net investment income	9,324
Accumulated net realized loss from investments	(439,203)
Net unrealized appreciation on investments	7,688,673

Net Assets	$45,945,785

Class A:
Net asset value, offering and redemption price per share ($2,921,596 / 241,024)	$12.12

Maximum offering price per share (100/95 of $12.12)	$12.76

Class I:
Net asset value, offering and redemption price per share ($43,024,189 / 3,540,859)	$12.15

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$441,161
Less: foreign taxes withheld	(655)

Total investment income	440,506

Expenses
Advisory fees (Note 2)	398,880
Administration and accounting fees (Note 2)	78,943
Transfer agent fees (Note 2)	77,764
Printing and shareholder reporting fees	38,370
Registration and filing fees	38,158
Legal fees	33,222
Audit fees	24,007
Trustees’ and officers’ fees	20,478
Custodian fees (Note 2)	17,347
Distribution fees (Class A) (Note 2)	5,923
Other expenses	13,162

Total expenses before waivers and reimbursements	746,254

Less: waivers and reimbursements (Note 2)	(297,140)

Net expenses after waivers and reimbursements	449,114

Net investment loss	(8,608)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	524,170
Net change in unrealized depreciation on investments	(345,490)

Net realized and unrealized gain on investments	178,680

Net increase in net assets resulting from operations	$170,072

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment loss	$(8,608)	$(1,749)
Net realized gain from investments	524,170	273,101
Net change in unrealized appreciation (depreciation) on investments	(345,490)	8,034,163

Net increase in net assets resulting from operations	170,072	8,305,515

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	—	(139)
Class I	(3,827)	(71,477)

Total net investment income	(3,827)	(71,616)

Net realized capital gains:
Class A	(67,267)	—
Class I	(1,114,550)	—

Total net realized capital gains	(1,181,817)	—

Net decrease in net assets from dividends and distributions to shareholders	(1,185,644)	(71,616)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	1,885,141	36,842,317

Total increase in net assets	869,569	45,076,216

Net assets
Beginning of period	45,076,216	—

End of period	$45,945,785	$45,076,216

Accumulated net investment income, end of period	$9,324	$16,988

*	The Fund commenced investment operations on May 28, 2010.

The accompanying notes are an integral part of the financial statements.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2012		For the Period October 6, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.61		$10.10
Net investment loss(1)	(0.03)		(0.04)
Net realized and unrealized gain/(loss) on investments(1)	(0.16)		2.57

Net increase/(decrease) in net assets resulting from operations	(0.19)		2.53

Dividends and distributions to shareholders from:
Net investment income	—		(0.02)
Net realized capital gains	(0.30)		—

Total dividends and distributions to shareholders	(0.30)		(0.02)

Redemption fees	—	(2)	—

Net asset value, end of period	$12.12		$12.61

Total investment return(3)	(1.16)%		25.08	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$2,922		$1,162
Ratio of expenses to average net assets	1.25%		1.25	%(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.93%		2.02	%(5)
Ratio of net investment (loss) to average net assets	(0.26)%		(0.59	)%(5)
Portfolio turnover rate	18.19	%(7)	21.71	%(4)(7)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Not annualized.
(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2012		For the Period May 28, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$12.61		$10.00
Net investment income(1)(2)	—		—
Net realized and unrealized gain/(loss) on investments(2)	(0.16)		2.64

Net increase/(decrease) in net assets resulting from operations	(0.16)		2.64

Dividends and distributions to shareholders from:
Net investment income	—	(1)	(0.03)
Net realized capital gains	(0.30)		—

Total dividends and distributions to shareholders	(0.30)		(0.03)

Redemption Fees	—	(1)	—

Net asset value, end of period	$12.15		$12.61

Total investment return(3)	(0.91)%		26.39	%(4)(5)
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$43,024		$43,914
Ratio of expenses to average net assets	1.00%		1.00	%(6)
Ratio of expenses to average net assets without waivers and expense reimbursements(7)	1.67%		1.84	%(6)
Ratio of net investment income to average net assets	(0.01)%		—	%(6)(8)
Portfolio turnover rate	18.19	%(9)	21.71	%(5)(9)

*	Commencement of operations.
(1)	Amount is less than $0.01 per share.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Total investment return represents performance for Class I Shares since its commencement of operations on May 28, 2010, and does not include performance of the Predecessor Account.
(5)	Not annualized.
(6)	Annualized.
(7)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(8)	Amount is less than 0.01%.
(9)	Portfolio turnover rate excludes securities received from processing subscription-in-kind.

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”),which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $750,000 or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $750,000 or more where a selling broker-dealer did not receive a commission. As of April 30, 2012, Class C and Class R Shares had not been issued.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$42,534,221	$42,534,221	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Private Capital Management, L.P. (“Private Capital” or the “Adviser”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2012, the amount of potential recovery was as follows:

Expiration
April 30, 2014	April 30, 2015
$249,622	$297,140

As of April 30, 2012 investment advisory fees payable to the adviser were $10,031. For the year ended April 30, 2012, the Adviser waived fees of $297,140.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the year ended April 30, 2012, the Underwriter received $5,414 in commissions and $45,315 in sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $10,145. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment.

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$7,258,279	$8,432,725

The Fund had a subscription-in-kind on August 22, 2011, which resulted in transactions into the Fund of $3,550,366, which is comprised of securities and cash in the amounts of $3,134,685 and $415,681, respectively.

4. Capital Share Transactions

For the year ended April 30, 2012 and the period from commencement of operations through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount
Class A Shares
Sales	226,645	$2,695,519	92,355	$1,105,873
Reinvestments	6,097	65,361	12	139
Redemption Fees**	—	59	—	—
Redemptions	(83,853)	(966,371)	(232)	(2,825)

Net Increase	148,889	$1,794,568	92,135	$1,103,187

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount
Class I Shares
Sales	1,247,545	$13,797,404	4,042,672	$42,079,150
Reinvestments	82,630	886,619	6,286	71,477
Redemption Fees**	—	1,088	—	1
Redemptions	(1,270,651)	(14,594,538)	(567,623)	(6,411,498)

Net Increase	59,524	$90,573	3,481,335	$35,739,130

*	Class A Shares commenced operations on October 6, 2010; Class I Shares commenced operations on May 28, 2010.
**

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Asset and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the year ended April 30, 2012, these adjustments were to increase undistributed net investment income/(loss) and accumulated net realized gain/(loss) by $4,771 and $40, respectively, and decrease paid-in capital by $4,811, primarily attributable to disallowed expenses and redesignation of distributions. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the year ended April 30, 2012, the tax character of distributions paid by the Fund was $883,917 of ordinary income dividends and $301,727 of long-term capital gains dividends. For the period ended April 30, 2011, the tax character of the distributions paid by the Fund was $71,616 of ordinary income dividends. Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2012

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$ —	$—	$—	$7,600,181

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$34,934,040

Gross unrealized appreciation	9,969,511
Gross unrealized depreciation	(2,369,330)

Net unrealized appreciation	$7,600,181

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012. For the fiscal year ended April 30, 2012, the Fund had late year ordinary loss deferrals of $40,982, short-term capital loss deferrals of $54,935 and long-term loss deferrals of $245,470.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012. As of April 30, 2012, the Fund did not have any capital loss carryforwards.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2012

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standardards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Private Capital Management Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Private Capital Management Value Fund (the “Fund”) at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Continued)

(Unaudited)

Approval of Advisory Agreement

At a meeting held on March 26-27, 2012, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Private Capital Management, L.P. (“PCM” or the “Adviser”) and FundVantage Trust (the “Trust”) on behalf of the Private Capital Management Value Fund (the “Fund”) (“Agreement”). In determining whether to continue the Agreement, the Trustees considered information provided by PCM in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that PCM provided regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management team, (iii) any potential or actual material conflicts of interests which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Adviser manages the Fund including a general description of its investment decision-making process, sources of information and investment strategies, (v) investment performance information of similarly managed accounts, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund and (ix) compliance with federal securities laws and other regulatory requirements. PCM also provided its Code of Ethics and proxy voting policies and procedures for the Trustees’ review and consideration. The Trustees also received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

The Trustees reviewed the historical performance charts for the Fund, including a comparison to PCM’s similarly managed separate account, the Fund’s primary and secondary benchmarks, and the percentile rankings of the Fund as compared to the PSN U.S. Value universe of managers for the one year and since inception periods as of December 31, 2011. The Trustees considered the short-term and long-term performance of the Fund, noting that the since inception performance history included the performance of the Fund’s predecessor account. The Trustees also noted that they considered performance reports and discussions with portfolio managers at Board meetings throughout the year. They concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided by PCM.

A representative from PCM attended the meeting in person and discussed PCM’s history, performance and investment strategy in connection with the proposed continuation of the Agreement and answered questions from the Board.

PCM provided information regarding its advisory fee and an analysis of its fee in relation to the services to the Fund, the estimated cost of providing such services, the anticipated profitability of the firm in general and as a result of the fees to be received from the Fund and any other ancillary benefit

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information (Concluded)

(Unaudited)

resulting from PCM’s relationship with the Fund. The Trustees considered the structure of and the method used to determine the compensation received by a portfolio manager and most recent financials of Legg Mason, Inc., which is the parent company of PCM. The Trustees also considered that PCM’s separate account advisory fee is at a premium to the Fund’s advisory fee. The Trustees also reviewed the information provided by Morningstar regarding peer comparison of the advisory fee for the Fund versus other similarly managed funds. The Trustees concluded that the advisory fee and services provided by PCM are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund.

The Trustees reviewed the services provided to the Fund by PCM and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and the Fund is likely to benefit from the provision of those services. They also concluded that PCM has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively.

The Trustees considered the costs and services provided by PCM, the proposed compensation and expected benefits received by PCM in providing services to the Fund, as well as PCM’s anticipated profitability. The Trustees concluded that PCM’s fees derived from its relationship with the Trust in light of the Fund’s estimated total expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Fund is reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by PCM.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase. In addition, the Trustees also considered PCM’s efforts to grow the Fund’s assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

In voting to approve the continuation of the Agreement, the Board considered all relevant factors and the information presented to the Board by PCM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that they had received adequate information and were able to conclude that the continuation of the Agreement would be in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the continuation of the Agreement.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2012, the Fund paid $883,917 of ordinary income dividends and $301,727 of long-term capital gain dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 63.31%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 53.52%.

The Fund designates 100% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

31

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
		INTERESTED TRUSTEES[1]
STEPHEN M.WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

32

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

33

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

34

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

35

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

36

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Investment Adviser

Private Capital Management, L.P.

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRIVATE CAPITAL

MANAGEMENT VALUE

FUND

of

FundVantage Trust

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund.

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Shareholder:

The Board of Trustees of the FundVantage Trust has approved a plan to liquidate and terminate the SNW Oregon Short-Term Tax-Exempt Bond Fund (the “Fund”). The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about June 29, 2012. The Fund is closed to all investors.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of Fund shares that occur after April 26, 2012. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

As the liquidation of the Fund approaches, the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s yield. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing expense limitations are expected to be maintained. Also, as the Fund’s liquidation approaches, the Fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

Sincerely,

SNW Asset Management

1

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in

SNW Oregon Short-Term Tax-Exempt Bond Fund, Institutional Class Shares

vs Barclays Capital 1-3 Year Municipal Bond Index

Total Returns for the Year Ended April 30, 2012†
	1 Year*
Institutional Class Shares	4.22%
Barclays Capital 1-3 Year Municipal Bond Index	3.24%	**

†	Not annualized.

*	The SNW Oregon Short-Term Tax-Exempt Bond Fund (the “Fund”) commenced operations on May 1, 2011.
**	Benchmark performance is from inception date only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. To obtain performance information current to the most recent month end, please call (855) 234-9706.

The Fund’s Institutional Class Shares applies a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee, if any, is not reflected in the returns shown above. The Fund’s total annual gross and net operating expense ratios for Institutional Class shares are 1.17% and 0.80%, respectively, as disclosed in the Fund’s current prospectus dated May 1, 2011. SNW Asset Management, LLC (“SNW” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 0.80% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain

2

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

in place until August 31, 2014, unless the Board of Trustees of the FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The performance of the Fund is measured against the Barclays Capital 1-3 Year Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to four years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment and interest rate risk. As interest rates rise the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. The Fund invests primarily in municipal obligations of issuers located primarily in Oregon and therefore may be affected by economic, political or other events affecting Oregon municipal issuers. The Fund is new, with limited operating history. Normally, the Fund does not invest in bonds subject to the federal alternative minimum tax (“AMT”), but to the extent that the Fund invests in bonds subject to the AMT, the income paid by the Fund may not be entirely tax-free to all investors. A portion of the Fund’s distributions may be subject to federal, state and local income taxes.

3

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six month period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SNW Oregon Short-Term Tax-Exempt Bond Fund-Institutional Class
	Beginning Account Value 11/01/11	Ending Account Value 04/30/12	Expense Paid During Period*
Actual	$1,000.00	$1,031.00	$4.04
Hypothetical (5% return before expenses)	1,000.00	1,020.89	$4.02

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 0.80% for Institutional Class Shares of the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total return for the Fund of 3.10%.

4

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Portfolio of Investments (In Liquidation)

April 30, 2012

(Unaudited)

Credit Quality as of April 30, 2012

(as a percentage of total fixed income investments)

Credit quality ratings are primarily sourced from Standard & Poor’s but in the event that Standard & Poor’s has not assigned a rating, the Fund will use Moody’s or Fitch. The ratings represent the credit quality of the underlying securities and not that of the Fund. The ratings do not predict performance and are subject to change.

5

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Portfolio of Investments (In Liquidation) (Continued)

April 30, 2012

	Par Value	Value
MUNICIPAL BONDS — 84.9%
California — 0.6%
California Health Facilities, Financing Authority, Scripps Health, Series A, 5.00%, 10/01/17	$35,000	$41,705

Oregon — 84.3%
Chemeketa Community College District, GO, 5.00%, 06/15/16, (School Board Guaranty Insured)	80,000	93,050
City of Eugene, Electric Utility, Callable 08/01/15 at 100, 5.00%, 08/01/16, (AGM Insured)	100,000	112,908
City of Medford, Limited Tax, GO, Series C, 5.00%, 01/15/17	100,000	117,714
City of Medford, Revenue, Limited Tax, Callable 06/01/17 at 100, 4.00%, 06/01/20, (AMBAC Insured)	70,000	77,332
City of Portland, Sewer System Revenue Refunding, First Lien, Series A, Callable 06/15/18 at 100, 4.25%, 06/15/21	105,000	118,150
City of Portland, Urban Renewal and Refunding, Second Lien-Downtown, 5.00%, 06/15/20	45,000	53,289

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
City of Portland, Urban Renewal and Refunding, Series A, Callable 06/15/15 at 101, 5.00%, 06/15/16, (AMBAC Insured)	$115,000	$128,870
City of Portland, Urban Renewal and Refunding, South Park Blocks, Series B, Callable 06/15/18 at 101, 5.00%, 06/15/19	100,000	114,342
Clackamas & Washington Counties School District No. 3, Refunding, GO, Callable 06/15/14 at 100, 5.25%, 06/15/15, (NATL-RE, FGIC, School Board Guaranty Insured)	100,000	109,609
Clackamas Community College, GO, Callable 05/01/16 at 100, 5.00%, 05/01/22, (NATL-RE Insured)	75,000	83,536
Clackamas Community College, Refunding, GO, 5.00%, 06/15/17, (NATL-RE, FGIC Insured)	90,000	106,431
Clackamas County Hospital Facility, Legacy Health System, Series A, 3.50%, 07/15/13	115,000	119,234

The accompanying notes are an integral part of the financial statements.

6

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Portfolio of Investments (In Liquidation) (Continued)

April 30, 2012

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Clackamas County Hospital Facility, Legacy Health System, Series A, 4.00%, 07/15/16	$60,000	$66,185
Clackamas County Hospital Facility, Legacy Health System, Series C, 5.00%, 07/15/37 (a)	50,000	53,795
Clackamas County, GO, Callable 06/01/19 at 100, 4.00%, 06/01/21	55,000	61,993
Deschutes County, Refunding, GO, 3.00%, 12/01/15	225,000	242,258
Jackson County School District No. 5 Ashland, GO, Callable 06/15/17 at 100, 5.00%, 06/15/17, (NATL-RE, FGIC, School Board Guaranty Insured)	100,000	118,366
Jackson County School District No. 549C Medford, GO, 5.25%, 06/15/15, (School Board Guaranty Insured)	50,000	56,885
Jackson County School District No. 6 Central Point, Refunding, GO, Callable 06/15/2014 at 100, 5.25%, 06/15/18, (AGM, School Board Guaranty Insured)	100,000	108,812

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Lane County, Refunding, GO, 4.00%, 06/01/20	$25,000	$28,752
Metro’s Natural Areas, GO, Callable 06/01/17 at 100, 5.00%, 06/01/19	90,000	107,533
Multnomah County Hospital Facilities Authority, Providence Health System, RB, 4.13%, 10/01/14	70,000	75,898
Multnomah County Hospital Facilities Authority, Providence Health System, RB, Callable 10/01/14 at 100, 5.25%, 10/01/17	30,000	33,265
Oregon State, Bond Bank, Series A, Callable 01/01/15 at 102, 4.125%, 01/01/20, (AMBAC Insured)	100,000	108,523
Oregon State, Department of Administrative Services, Prerefunded, Series A, Callable 05/01/13 at 100, 4.10%, 05/01/18, (AGM Insured)	10,000	10,385
Oregon State, Department of Administrative Services, RB, Series C, Callable 04/01/13 at 100, 3.80%, 04/01/15, (AGM Insured)	30,000	30,991

The accompanying notes are an integral part of the financial statements.

7

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Portfolio of Investments (In Liquidation) (Continued)

April 30, 2012

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Oregon State, Department of Administrative Services, Refunding, Series D, 4.00%, 05/01/18	$100,000	$113,789
Oregon State, Department of Administrative Services, Series A, 4.00%, 05/01/13	190,000	197,034
Oregon State, Department of Administrative Services, Series B, Callable 11/01/15 at 100, 5.00%, 11/01/19, (NATL-RE FGIC Insured)	100,000	115,418
Oregon State, Department of Administrative Services, Unrefunded Balance, RB, Series A, 3.00%, 04/01/13	65,000	66,638
Oregon State, Department of Administrative Services, Unrefunded, Series A, Callable 05/01/13 at 100, 4.10%, 05/01/18, (AGM Insured)	55,000	57,119
Oregon State, Department of Transportation, Sub Lien, RB, Series B, 5.00%, 11/15/14	75,000	83,445
Oregon State, Department of Transportation, Sub Lien, RB, Series B, 5.00%, 11/15/17	100,000	121,060

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Oregon State, Facilities Authority, Revenue Refunding, Legacy Health Project, Series A, 4.00%, 05/01/13	$50,000	$51,774
Oregon State, Facilities Authority, Revenue Refunding, Legacy Health Project, Series A, 5.00%, 05/01/15	50,000	55,494
Oregon State, Facilities Authority, Revenue Refunding, Legacy Health Project, Series A, 4.125%, 05/01/19	100,000	111,182
Oregon State, Facilities Authority, Revenue Refunding, PeaceHealth, Series A, 4.00%, 11/01/13	50,000	52,281
Oregon State, Facilities Authority, Revenue Refunding, PeaceHealth, Series A, 5.00%, 11/01/15	100,000	112,090
Oregon State, Facilities Authority, Revenue Refunding, Williamette University Project, Series A, 5.00%, 10/01/14	105,000	115,536

The accompanying notes are an integral part of the financial statements.

8

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Portfolio of Investments (In Liquidation) (Continued)

April 30, 2012

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Oregon State, Facilities Authority, Revenue Refunding, Williamette University Project, Series A, 5.00%, 10/01/15	$50,000	$56,385
Oregon State, Facilities Authority, Revenue Refunding, Williamette University Project, Series A, 4.00%, 10/01/16	140,000	154,631
Oregon State, Refunding, State Board Higher Education, GO, Series D, 5.00%, 08/01/12	20,000	20,237
Polk County, GO, 4.75%, 01/01/15, (AMBAC Insured)	95,000	104,252
Polk County, GO, 5.00%, 01/01/16, (AMBAC Insured)	160,000	182,267
Polk County, GO, 5.00%, 01/01/17, (AMBAC Insured)	50,000	57,776
Port of Portland, Airport Revenue, Portland International Airport, Series 19, Callable 07/01/18 at 100, 5.00%, 07/01/21	100,000	114,497
Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A, 5.00%, 08/15/12	25,000	25,309

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Salem Hospital Facility Authority Revenue, Salem Hospital Project, Series A, 5.00%, 08/15/15	$310,000	$344,205
Tualatin Hills Park & Recreation District, GO, Callable 06/01/21 at 100, 4.00%, 06/01/22	235,000	270,259
Washington and Clackamas Counties, GO, Series B, 3.25%, 06/01/15	25,000	26,779
Washington and Clackamas Counties, School District No. 23J Tigard-Tualatin, GO, Series B, 3.00%, 06/01/14	50,000	52,358
Washington County Clean Water Services, Senior Lien, Series A, 5.00%, 10/01/18	100,000	121,794
Washington County, Refunding, GO, Callable 06/01/16 at 102, 5.00%, 06/01/20	200,000	232,828
Washington Multnomah and Yamhill, West Union School District No. 1, GO, 5.00%, 06/15/17, (NATL-RE)	120,000	143,221
Washington Multnomah and Yamhill, West Union School District No. 1, GO, Callable 06/15/17 at 100, 5.00%, 06/15/18, (NATL-RE Insured)	115,000	135,185

The accompanying notes are an integral part of the financial statements.

9

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Portfolio of Investments (In Liquidation) (Concluded)

April 30, 2012

	Par Value	Value
MUNICIPAL BONDS — (Continued)
Oregon — (Continued)
Yamhill County School District No. 40, GO, 5.00%, 06/15/14, (AGM, School Board Guaranty Insured)	$100,000	$108,996
Yamhill County School District No. 40, GO, Callable 06/15/17 at 100, 5.25%, 06/15/20, (AGM, School Board Guaranty Insured)	175,000	207,867

		5,949,812

TOTAL MUNICIPAL BONDS (Cost $5,899,101)		5,991,517

CORPORATE BONDS AND NOTES — 1.6%
General Electric Capital Corp., Senior Unsecured Medium Term Note 0.78%, 01/08/2016 (a)	115,000	111,086

TOTAL CORPORATE BONDS AND NOTES (Cost $108,084)		111,086

	Shares
REGISTERED INVESTMENT COMPANY — 13.3%
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.02% (b)	943,153	943,153

TOTAL REGISTERED INVESTMENT COMPANY (Cost $943,153)		943,153

Value
TOTAL INVESTMENTS - 99.8% (Cost $6,950,338)	$7,045,756
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	11,209

NET ASSETS - 100.0%	$7,056,965

(a)	Floating or variable rate security. Rate disclosed is as of April 30, 2012.
(b)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2012.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL-RE	National Reinsurance Corp.
RB	Revenue Bond

The accompanying notes are an integral part of the financial statements.

10

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Statement of Assets and Liabilities (In Liquidation)

April 30, 2012

Assets
Investments, at value (Cost $6,950,338)	$7,045,756
Receivable for capital shares sold	45,097
Dividends and interest receivable	83,609
Receivable from Investment Adviser	121,867

Total assets	7,296,329

Liabilities
Payable for capital shares redeemed	113,067
Payable for administration and accounting fees	45,101
Payable for transfer agent fees	35,460
Payable for audit fees	17,500
Payable to custodian	11,374
Accrued expenses	16,862

Total liabilities	239,364

Net Assets	$7,056,965

Net Assets Consist of:
Capital stock, $0.01 par value	$6,836
Paid-in capital	6,936,373
Accumulated net investment income	169
Accumulated net realized gain from investments	18,169
Net unrealized appreciation on investments	95,418

Net Assets	$7,056,965

Institutional Class:
Outstanding shares	683,566

Net asset value, offering and redemption price per share	$10.32

The accompanying notes are an integral part of the financial statements.

11

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Statement of Operations (In Liquidation)

For the Year Ended April 30, 2012

Investment Income
Interest	$60,196
Dividends	3

Total investment income	60,199

Expenses
Advisory fees (Note 2)	14,793
Administration and accounting fees (Note 2)	94,656
Transfer agent fees (Note 2)	62,718
Legal fees	27,725
Custodian fees (Note 2)	21,133
Trustees’ and officers’ fees	18,068
Audit fees	17,500
Printing and shareholder reporting fees	11,303
Registration and filing fees	2,499
Other expenses	8,978

Total expenses before waivers and reimbursements	279,373

Less: waivers and reimbursements (Note 2)	(253,075)

Net expenses after waivers and reimbursements	26,298

Net investment income	33,901

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	18,169
Net change in unrealized appreciation on investments	95,418

Net realized and unrealized gain on investments	113,587

Net increase in net assets resulting from operations	$147,488

The accompanying notes are an integral part of the financial statements.

12

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Statement of Changes in Net Assets (In Liquidation)

For the Year ended April 30, 2012
Increase in net assets from operations:
Net investment income	$33,901
Net realized gain from investments	18,169
Net change in unrealized appreciation from investments	95,418

Net increase in net assets resulting from operations	147,488

Less Dividends and Distributions to Shareholders:
Net investment income:
Institutional Class	(33,901)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	6,943,378

Total increase in net assets	7,056,965

Net assets
Beginning of period	—

End of period	$7,056,965

Accumulated net investment income, end of period	$169

The accompanying notes are an integral part of the financial statements.

13

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Financial Highlights (In Liquidation)

Contained below is per share operating performance data for each Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Year Ended April 30, 2012*
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income	0.10 (1)
Net realized and unrealized gain on investments	0.32

Net increase in net assets resulting from operations	0.42

Dividends to shareholders from:
Net investment income	(0.10)

Net asset value, end of period	$10.32

Total investment return(2)	4.22%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$7,057
Ratio of expenses to average net assets	0.80%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	8.50%
Ratio of net investment income to average net assets	1.03%
Portfolio turnover rate	79.92%

*	The Fund commenced operations on May 1, 2011.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

14

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation)

April 30, 2012

1. Organization and Significant Accounting Policies

The SNW Oregon Short-Term Tax-Exempt Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Retail Class and Institutional Class Shares. As of April 30, 2012, Class A and Retail Class Shares had not been issued.

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about June 29, 2012. The Fund is closed to all investors. In connection with the liquidation, the Fund’s financial statements have been prepared using the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, liabilities are stated at their estimated net settlement amounts and expected expenses are accrued through final liquidation. The adoption of the liquidation basis of accounting did not impact net assets as of April 30, 2012. Provisions have been made for substantially all costs to be incurred with the management and liquidation of the Fund.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued

15

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation) (Continued)

April 30, 2012

in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — quoted prices in active markets for identical securities;

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value of the Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds	$5,991,517	$—	$5,991,517	$—
Corporate Bonds and Notes	111,086	—	111,086	—
Registered Investment Company	943,153	943,153	—	—

Total	$7,045,756	$943,153	$6,102,603	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in

16

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation) (Continued)

April 30, 2012

the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of

17

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation) (Continued)

April 30, 2012

the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

SNW Asset Management, LLC (“SNW” or the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses to the extent that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, exceed 0.80% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. For the year ended April 30, 2012, the amount of fees accrued and waived was $14,793, and fees reimbursed by the Adviser was $238,282. At April 30, 2012, the total amount subject to recovery by the Adviser was $253,075. No recovery is expected due to the pending liquidation and termination of the Fund (Note 1).

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued administration and accounting fees totaling $94,656.

For providing transfer agent services, BNY Mellon is entitled to receive a minimum monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued transfer agent fees totaling $62,718.

18

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation) (Continued)

April 30, 2012

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, the Custodian accrued fees totaling $21,133.

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the year ended April 30, 2012, there were no fees paid for the sale of Fund shares.

The Trustees of the Trust, who are not affiliated with BNY Mellon, receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees and Officers by the Fund during the year ended April 30, 2012 was $2,759. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$8,817,133	$2,759,993

4. Capital Share Transactions

For the year ended April 30, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012*
	Shares	Amount
Institutional Class Shares
Sales	763,814	$7,765,265
Reinvestments	3,320	33,890
Redemptions**	(83,568)	(855,777)

Net increase	683,566	$6,943,378

*	The Fund commenced operations on May 1, 2011.
**

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital. For the year ended April 30, 2012, there were no redemption fees.

19

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation) (Continued)

April 30, 2012

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, these adjustments were $169 to increase accumulated net investment income and $169 to decrease paid-in-capital. These adjustments are primarily attributable to disallowed expenses. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal year ended April 30, 2012, the tax character of distributions paid by the Fund was $31,534 of tax-exempt income dividends and $2,367 of ordinary income dividends. Distributions from net investment income are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$ —	$169	$18,563	$—	$95,024

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$6,950,732

Gross unrealized appreciation	$95,915
Gross unrealized depreciation	(891)

Net unrealized appreciation	$95,024

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions.

20

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation) (Continued)

April 30, 2012

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012. As of April 30, 2012, the Fund did not have any capital loss carryforwards.

6. Concentration of Credit Risk

The Fund primarily invests in debt obligations issued by the state of Oregon and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Oregon municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

21

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Notes to Financial Statements (In Liquidation) (Concluded)

April 30, 2012

8. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date that the financial statements were issued.

As described in Note 1, the Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund on or about June 29, 2012.

22

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the SNW Oregon Short-Term Tax-Exempt Bond Fund (In Liquidation)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SNW Oregon Short-Term Tax-Exempt Bond Fund (In Liquidation) (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2012, and the related statement of operations, statement of changes in net assets, and financial highlights for the period May 1, 2011 (commencement of operations) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Trustees approved a plan to liquidate and terminate the Fund. As a result, the Fund changed its basis of accounting from the going concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SNW Oregon Short-Term Tax-Exempt Bond Fund (In Liquidation) of FundVantage Trust at April 30, 2012, and the results of its operations, the changes in its net assets and its financial highlights for the period May 1, 2011 (commencement of operations) to April 30, 2012, in conformity with U.S. generally accepted accounting principles applied on the basis described in the preceding paragraph.

Philadelphia, Pennsylvania

June 26, 2012

23

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $31,534 of tax-exempt income dividends and $2,367 of ordinary income dividends to its shareholders. Dividends from net investment income are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 57.58%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

24

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 234-9706 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

25

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 234-9706.

26

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 234-9706.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

27

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Fund Management

(Unaudited) (Continued)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

28

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Fund Management

(Unaudited) (Continued)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

29

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Fund Management

(Unaudited) (Continued)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

30

SNW OREGON SHORT-TERM TAX-EXEMPT BOND FUND

Fund Management

(Unaudited) (Concluded)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

31

Investment Adviser

SNW Asset Management, LLC

1420 Fifth Avenue

Suite 4300

Seattle, WA 98101

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SNW Oregon Short-Term Tax-Exempt

Bond Fund

of

FundVantage Trust

Institutional Class Shares

ANNUAL REPORT

(In Liquidation)

April 30, 2012

This report is submitted for the general information of the shareholders of the SNW Oregon Short-Term Tax-Exempt Bond Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the SNW Oregon Short-Term Tax-Exempt Bond Fund.

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear Timberline Small Cap Growth Fund Shareholder,

We are pleased to announce that to celebrate our five-year anniversary and to give a nod to our Pacific Northwest roots, we changed the Fund’s name to Timberline Small Cap Growth Fund and our company name to Timberline Asset Management LLC,1 effective April 30, 2012. We chose Timberline to highlight Timberline Lodge on Mt. Hood, the view we see from the windows of our Portland investment management office, as well as to reflect our distance from Wall Street, both in perspective and physical location.

The Fund’s fiscal year began with a market selloff in May and June of 2011. European contagion came to the fore again in the Spring of 2011 as it did in the Spring of 2010, albeit with Italy’s creditworthiness now being questioned in addition to the credit concerns surrounding Portugal and Greece. Markets became very focused on headlines coming out of France and Germany and whether the two countries could agree on a plan to backstop the Euro area through a credible restructuring effort. Domestically, the US economy hit an expected soft patch brought on by supply chain disruptions from the Japanese natural disasters, higher gas prices which acted like a tax on the consumer, and home prices which continued to decline. Growth was slower in the first quarter of 2011 but the pattern of sequential deceleration was the same. In China, officials spent more than a year trying to put a lid on inflation and a pin prick in the property bubble. With the Euro-zone widely assumed to be in recession, investors have been keenly attuned to growth prospects from China and other emerging markets as the driver of global growth. Tighter monetary policy in China aimed at taming inflation increased the market’s concerns that growth in China was likely to slow creating a global growth headwind.

These concerns created a challenging environment which culminated in significant equity market weakness in the third quarter of 2011. In the third quarter, small cap stocks, as measured by the Russell 2000 Growth Index, were down more than 22% in absolute terms. While large cap stocks outperformed small caps, the Dow Jones Industrial Average still lost 12% and the S&P 500 lost 14% during the same time period. From peak to trough, large cap stocks barely averted the technical definition of a bear market while small cap stocks were off more than 25%.

By the end of the third calendar quarter, sentiment was so poor and volatility so elevated, that stocks and junk bonds were pricing in a high likelihood of a garden variety recession but had not priced in a repeat of the 2008 financial crisis. Junk bond spreads implied a default rate three times the current run rate and the VIX2 rocketed to 48, a level last seen in May 2010 when the first wave of anxiety related to Greece washed through the markets. After two rough quarters for the equity markets, domestic stocks staged a furious fourth quarter rally from the October 4th low, driving the Dow, S&P 500, and Russell 2000 Growth up 11.95%, 11.15%, and 14.99%, respectively.

The US stock market was one of the best performing equity markets in the world, although absolute returns were largely unchanged. Recession concerns in Europe and a potential hard landing in China made the US, despite the loss of its triple AAA credit rating and in spite of fears about a double-dip recession for our economy, a relatively

[1]	Timberline Asset Management LLC, a Delaware limited liability company, does business in the State of California as Timberline Asset Managers LLC.

[2]	The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 Index option prices.

1

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

attractive alternative. Foreign equity markets were almost uniformly down for 2011. Emerging markets, the darlings of the last several years, were particularly hard hit in 2011, especially in dollar terms. Brazil, Russia, and China suffered bear market declines of more than 20% each, while India brought up the rear, suffering a decline of 37.97%. As measured by the Dow Jones Industrial Average and the S&P 500 Index, domestic large cap stocks returned 5.53% and 0.00%, respectively. Small cap stocks declined -2.92% - one of many signs that the “risk-off” side of the trade ultimately prevailed this year.

The first quarter of 2012 saw equity markets continuing to rise off the rally of 2011’s fourth quarter. The S&P 500 Index rose 12.00%, topping most major country indices, and outperformance by smaller cap and growth stocks drove the Russell 2000 Growth Index to a 13.28% gain. Stocks delivered one of the strongest first quarter rallies on record, as investors responded to broadly improving economic data in the U.S., temporary signs of stabilization in Europe, and the hope that China’s economy was easing to a “soft landing.” We were encouraged to see employment data come in stronger than many expected, but the fourth quarter GDP estimate came in at 2.8% - less than the consensus estimate of 3.2%. Furthermore, with Europe only recently having gone into recession, that impact on corporate earnings is still in front of investors. And while Congress did piece together a temporary extension of the Social Security tax cut, an election year might prove a difficult backdrop in which to find common ground for a more permanent solution. Accelerated depreciation for capital investment will be half as attractive this year compared to last so we are waiting to see how much capital spending plans slow in 2012. While the employment situation is, at the margin, positive for consumer spending, the second half of last year saw a material decline in gasoline prices and odds are good that it will cost more, not less, to fill the tank this year. Meanwhile, corporate margins are as high as they have ever been. The market seldom puts a peak multiple on decelerating earnings; consequently, we took some profits during the first quarter rally.

Despite the optimism in stocks in January, February and March, investors began to realize that not much had changed in Europe or China – areas of nagging concern for the past several quarters – and in April, pessimism returned. The fundamental outlook was and is mixed. US economic indices have not broken out of the mildly-positive-to-mildly-negative range that characterizes a fitful, groping recovery, and some of the first quarter strength was the transitory result of favorable weather. Europe looks to continue lurching from crisis to crisis, with a debt service burden that is too large to be funded indefinitely by the European Central Bank, economies across the continent that are in recession, and the Eurozone’s political cohesion that remains under strain.

For the Fund’s fiscal year ended April 30, 2012, Institutional Class shares of Timberline Small Cap Growth Fund posted a total net return of -6.49%, disappointing in absolute terms and relative to the benchmark Russell 2000 Growth Index’s return of -4.42%. For the three years ended April 30, Institutional Class shares fared much better in absolute and relative terms, posting an average annual total return of 26.19%, outpacing the benchmark’s average annual total return of 21.83% over the same period3. As of April 30, 2012, the 10 largest portfolio positions represented 17% of the total Fund.

[3]

Performance of the Fund for the period from November 1, 2007 to December 30, 2010 is the performance of the TW Small Cap Growth I, L.P., an unregistered pooled investment vehicle (the “Predecessor Fund”). The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Class shares of the Fund.

2

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

•

ExlService Holdings, Inc. (Nasdaq: EXLS) was the Fund’s largest position at the end of the last fiscal quarter. EXLS provides offshore business process outsourcing solutions, primarily serving the banking, financial services and insurance industries. Underlying organic growth has remained strong as companies continue to streamline their business through business process outsourcing. Near-term pricing pressures are a concern; however, we believe top-line growth, strategic acquisitions and a stronger US dollar could help mitigate near-term pressures.

•

US Ecology, Inc. (Nasdaq: ECOL), the Fund’s second-largest position on April 30, is a service provider specializing in disposal of radioactive, PCB, and all forms of hazardous waste. ECOL’s clients are government entities, the energy and chemical industries and other industrial and medical waste streams. ECOL has five disposal facilities, including one of three nuclear waste facilities in the United States and four of 21 hazardous waste disposal facilities.

•

Quantum Corp. (NYSE: QTM) specializes in backup, recovery, and archive solutions. We see an attractive growth opportunity within the company’s disk- and software-based segment based on our expectation that the ongoing rapid expansion of data traffic will be both strong and sustainable. In addition, the company should benefit from several new products and partnerships which have recently been introduced. Over the next several quarters we expect this to drive numbers higher, which should result in multiple expansion.

The global economies still have a long road to recovery. Growth remains sluggish and constant concerns such as China’s growth rate, European financial challenges, high oil prices and the still struggling US consumer leave our expectations mixed for the rest of the year. In this environment, we remain mindful of our valuation discipline and our guarded outlook.

We look forward to our next five years and appreciate the confidence you have placed in us.

Kenneth A. Korngiebel, CFA

Timberline Small Cap Growth Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

For purposes of this letter, we utilize the investment returns for the Timberline Small Cap Growth Fund Institutional Class Shares (ticker: SGRIX). Investment returns for the Fund’s Class A Shares and Advisor Class Shares will vary due to differences in class-specific fees. Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

3

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Timberline Small Cap Growth Fund

Class A Shares vs. Russell 2000® Growth Index

The growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Class A Shares (without sales charge)	-6.75%	3.66%
Class A Shares (with sales charge)	-12.10%	-1.16%
Russell 2000® Growth Index**	-4.42%	4.88%

*	Class A Shares of the Fund commenced operations on February 3, 2011.

**	Benchmark performance is from inception date of Class A Shares only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

4

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Annual Report

Performance Data (Continued)

April 30, 2012

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Timberline Small Cap Growth Fund

Advisor Class Shares vs. Russell 2000® Growth Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	Since Inception*
Advisor Class Shares	-6.84%	5.46%
Russell 2000® Growth Index**	-4.42%	6.62%

*	Advisor Class Shares of the Fund commenced operations on March 16, 2011.

**	Benchmark performance is from inception date of Advisor Class Shares only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

5

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Annual Report

Performance Data (Continued)

April 30, 2012

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Timberline Small Cap Growth Fund

Institutional Class Shares vs. Russell 2000® Growth Index

Average Annual Total Returns for the Year Ended April 30, 2012
	1 Year	3 Year	Since Inception
Institutional Class Shares†	-6.49%	26.19%	3.51%
Russell 2000® Growth Index*	-4.42%	21.83%	1.75%

†

Performance shown for the period from November 1, 2007 to December 30, 2010 is the performance of TW Small Cap Growth Fund I, L.P., an unregistered pooled investment vehicle (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on December 31, 2010. Performance from December 31, 2010 to April 30, 2012 is from the performance of the Fund’s Institutional Class Shares. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Class shares of the Fund. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

*	Benchmark performance is from inception date of the Predecessor Fund (November 1, 2007) only and is not the inception date of the benchmark itself.

6

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (866) 632-9904.

The returns for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. All of the Fund’s share classes apply a 1.00% redemption fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus, dated September 1, 2011, are 3.75% and 1.48% for Class A Shares, 3.49% and 1.48% for Advisor Class Shares and 2.81% and 1.23% for Institutional Class Shares, respectively, of the average daily net assets of each Class. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Timberline Asset Management LLC (“Timberline” or the “Adviser”), formerly, TW Asset Management LLC, has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses,” and brokerage commissions) do not exceed 1.23% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of FundVantage Trust approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

The Fund intends to evaluate its performance as compared to that of the Russell 2000® Growth Index. The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth market. It is impossible to invest directly in an index.

Investments in small capitalization companies present a greater risk of loss than investments in large companies due to greater volatility and less liquidity.

7

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2011 through April 30, 2012 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	Timberline Small Cap Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2011	April 30, 2012	During Period*
Class A Shares
Actual	$1,000.00	$1,120.70	$7.80
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.42
Advisor Class Shares
Actual	$1,000.00	$1,121.90	$7.81
Hypothetical (5% return before expenses)	1,000.00	1,017.50	7.42
Institutional Class Shares
Actual	$1,000.00	$1,122.50	$6.49
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.17

*

Expenses are equal to an annualized expense ratio for the six month period ended April 30, 2012 of 1.48%, 1.48%, and 1.23% for Class A, Advisor Class and Institutional Class Shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 12.07%, 12.19%, and 12.25% for Class A, Advisor Class and Institutional Class Shares, respectively.

9

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:	% of Net Assets	Value

COMMON STOCKS:
Software	9.2%	$1,948,485
Oil, Gas & Consumable Fuels	6.6	1,388,088
Semiconductors & Semiconductor Equipment	5.8	1,226,208
Health Care Equipment & Supplies	5.2	1,108,353
Hotels, Restaurants & Leisure	4.9	1,033,564
Biotechnology	4.7	988,209
Health Care Providers & Services	4.3	903,412
Professional Services	4.0	837,424
Specialty Retail	3.8	804,846
Consumer Finance	3.5	734,188
IT Services	3.3	709,324
Pharmaceuticals	2.8	598,347
Machinery	2.7	568,039
Aerospace & Defense	2.4	504,958
Computers & Peripherals	2.4	502,423
Electronic Equipment, Instruments & Components	2.0	426,148
Internet Software & Services	1.9	405,680
Commercial Services & Supplies	1.9	398,955
Communications Equipment	1.8	371,446
Road & Rail	1.7	365,396
Health Care Technology	1.6	333,194
Real Estate Management & Development	1.6	333,190
Food & Staples Retailing	1.4	292,642
Energy Equipment & Services	1.4	287,970
REIT	1.2	263,091
Textiles, Apparel & Luxury Goods	1.2	261,358
Chemicals	1.1	231,296
Electrical Equipment	1.0	220,639
Metals & Mining	1.0	213,434
Air Freight & Logistics	0.8	172,718
Life Sciences Tools & Services	0.8	170,692
Auto Parts & Equipment	0.6	137,903
Internet & Catalog Retail	0.6	135,216
Trading Companies & Distributors	0.6	134,678
Household Durables	0.6	125,206
Commercial Banks	0.6	119,950
Diversified Consumer Services	0.5	103,135
Food Products	0.3	61,049
Other Assets in Excess of Liabilities	8.2	1,740,743

NET ASSETS	100.0%	$21,161,597

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Portfolio of Investments

April 30, 2012

	Number
	of Shares	Value
COMMON STOCKS — 91.8%
Aerospace & Defense — 2.4%
BE Aerospace, Inc.*	6,494	$305,413
Hexcel Corp.*	7,288	199,545

		504,958

Air Freight & Logistics — 0.8%
UTi Worldwide, Inc.	10,361	172,718

Auto Parts & Equipment — 0.6%
Tenneco, Inc.*	4,473	137,903

Biotechnology — 4.7%
Amylin Pharmaceuticals, Inc.*	9,791	253,685
Ariad Pharmaceuticals, Inc.*	8,688	141,614
Keryx Biopharmaceuticals, Inc.*	29,635	46,823
Sangamo BioSciences, Inc.*	24,961	116,069
Spectrum Pharmaceuticals, Inc.*	16,786	178,435
Threshold Pharmaceuticals*.	17,886	130,210
Trius Therapeutics, Inc.*	22,602	121,373

		988,209

Chemicals — 1.1%
Kraton Performance Polymers, Inc.*	8,896	231,296

Commercial Banks — 0.6%
Signature Bank*	1,826	119,950

Commercial Services & Supplies — 1.9%
US Ecology, Inc.	18,402	398,955

Communications Equipment — 1.8%
Finisar Corp.*	4,791	79,147
Sonus Networks, Inc.*	103,286	292,299

		371,446

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
Computers & Peripherals — 2.4%
Immersion Corp.*	21,265	$115,894
Quantum Corp.*	162,407	386,529

		502,423

Consumer Finance — 3.5%
Cash America International, Inc.	4,504	210,562
DFC Global Corp.*	18,031	315,182
NetSpend Holdings, Inc.*	27,319	208,444

		734,188

Diversified Consumer Services — 0.5%
Capella Education Co.*	3,153	103,135

Electrical Equipment — 1.0%
EnerSys*	6,313	220,639

Electronic Equipment, Instruments & Components — 2.0%
FEI Co.*	3,887	195,011
Maxwell Technologies, Inc.*	8,135	77,364
Rogers Corp.*	4,016	153,773

		426,148

Energy Equipment & Services — 1.4%
Key Energy Services, Inc.*	11,692	148,021
Pioneer Drilling Co.*	17,760	139,949

		287,970

Food & Staples Retailing — 1.4%
Fresh Market, Inc.*	3,491	178,634
United Natural Foods, Inc.*	2,313	114,008

		292,642

Food Products — 0.3%
Diamond Foods, Inc.	2,921	61,049

Health Care Equipment & Supplies — 5.2%
Cyberonics, Inc.*	5,210	199,543
DexCom, Inc.*	11,035	108,033

The accompanying notes are an integral part of the financial statements.

11

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Portfolio of Investments (Continued)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Supplies — (Continued)
ICU Medical, Inc.*	4,423	$232,163
Masimo Corp.*	5,608	124,105
OraSure Technologies, Inc.*	12,809	146,919
Spectranetics Corp.*	14,152	148,455
Volcano Corp.*	5,493	149,135

		1,108,353

Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc.*	6,771	108,065
HMS Holdings Corp.*	6,708	161,394
MEDNAX, Inc.*	2,246	157,759
PSS World Medical, Inc.*	7,689	183,998
Wellcare Health Plans, Inc.*	4,776	292,196

		903,412

Health Care Technology — 1.6%
athenahealth, Inc.*	2,832	205,178
Omnicell, Inc.*	8,971	128,016

		333,194

Hotels, Restaurants & Leisure — 4.9%
BJ’s Restaurants, Inc.*	7,055	304,705
Morgans Hotel Group Co.*	7,643	37,909
Orient-Express Hotels Ltd.*	12,879	137,677
Red Robin Gourmet Burgers, Inc.*	8,179	291,663
Scientific Games Corp.*	25,749	261,610

		1,033,564

Household Durables — 0.6%
SodaStream International Ltd.*	3,645	125,206

Internet & Catalog Retail — 0.6%
Shutterfly, Inc.*	4,345	135,216

Internet Software & Services — 1.9%
Dice Holdings, Inc.*	19,921	214,748

	Number of Shares	Value
COMMON STOCKS — (Continued)
Internet Software & Services — (Continued)
InterNAP Network Services Corp.*	27,121	$190,932

		405,680

IT Services — 3.3%
ExlService Holdings, Inc.*	14,479	400,779
Jack Henry & Associates, Inc.	6,479	220,027
Wright Express Corp.*	1,387	88,518

		709,324

Life Sciences Tools & Services — 0.8%
PAREXEL International Corp.*	6,336	170,692

Machinery — 2.7%
Actuant Corp., Class A	12,260	334,330
Chart Industries, Inc.*	1,942	148,427
Navistar International Corp.*	2,512	85,282

		568,039

Metals & Mining — 1.0%
Kaiser Aluminum Corp.	4,060	213,434

Oil, Gas & Consumable Fuels — 6.6%
Berry Petroleum Co., Class A	4,726	215,269
Carrizo Oil & Gas, Inc.*	3,768	105,655
Energy XXI Bermuda Ltd.*	6,871	258,899
Goodrich Petroleum Corp.*	5,959	99,932
KiOR, Inc., Class A*	11,851	116,140
Lufkin Industries, Inc.	2,327	178,807
Oasis Petroleum, Inc.*	5,973	197,527
Rosetta Resources, Inc.*	4,294	215,859

		1,388,088

Pharmaceuticals — 2.8%
Akorn, Inc.*	16,185	196,324

The accompanying notes are an integral part of the financial statements.

12

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Portfolio of Investments (Concluded)

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals — (Continued)
MAP Pharmaceuticals, Inc.*	10,574	$135,559
Salix Pharmaceuticals Ltd.*	5,394	266,464

		598,347

Professional Services — 4.0%
Acacia Research - Acacia Technologies*	7,970	326,771
Advisory Board Co.*	3,374	307,574
Navigant Consulting, Inc.*	14,589	203,079

		837,424

Real Estate Management & Development — 1.6%
Jones Lang LaSalle, Inc.	4,168	333,190

REIT — 1.2%
Mid-America Apartment Communities, Inc.	3,865	263,091

Road & Rail — 1.7%
Genesee & Wyoming, Inc., Class A*	3,753	202,324
Old Dominion Freight Line, Inc.*	3,667	163,072

		365,396

Semiconductors & Semiconductor Equipment — 5.8%
Cavium, Inc.*	10,148	296,930
Cree, Inc.*	7,697	237,837
Diodes, Inc.*	14,101	314,311
Hittite Microwave Corp.*	3,174	169,936
Mindspeed Technologies, Inc.*	41,356	207,194

		1,226,208

Software — 9.2%
BroadSoft, Inc.*	3,038	130,057
CommVault Systems, Inc.*	1,490	77,584

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software — (Continued)
Interactive Intelligence Group, Inc.*	6,033	$178,939
Kenexa Corp.*	9,070	296,317
MicroStrategy, Inc.*	1,838	256,916
OPNET Technologies, Inc.	7,659	177,382
Parametric Technology Corp.*	15,730	339,453
SolarWinds, Inc.*	2,827	132,615
Sourcefire, Inc.*	4,279	218,186
TiVo, Inc.*	13,071	141,036

		1,948,485

Specialty Retail — 3.8%
Casey’s General Stores, Inc.	3,607	203,254
Pier 1 Imports, Inc.	21,947	377,049
Zumiez, Inc.*	6,125	224,543

		804,846

Textiles, Apparel & Luxury Goods — 1.2%
Warnaco Group, Inc.*	4,935	261,358

Trading Companies & Distributors — 0.6%
Rush Enterprises, Inc., Class A*	7,449	134,678

TOTAL COMMON STOCKS (Cost $17,813,022)		19,420,854

TOTAL INVESTMENTS - 91.8% (Cost $17,813,022)		19,420,854
OTHER ASSETS IN EXCESS OF LIABILITIES - 8.2%		1,740,743

NET ASSETS - 100.0%		$21,161,597

*	Non-income producing.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

13

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Statement of Assets and Liabilities

April 30, 2012

Assets
Investments, at value (Cost $17,813,022)	$19,420,854
Cash	1,653,138
Receivable for investments sold	215,876
Receivable for capital shares sold	115,787
Dividends and interest receivable	2,506
Receivable from Investment Adviser	32,804
Prepaid expenses and other assets	22,724

Total assets	21,463,689

Liabilities
Payable for investments purchased	239,757
Payable for audit fees	24,000
Payable for transfer agent fees	19,030
Payable for administration and accounting fees	8,065
Payable to custodian	3,900
Accrued expenses	7,340

Total liabilities	302,092

Net Assets	$21,161,597

Net Assets Consisted of:
Capital stock, $0.01 par value	$19,610
Paid-in capital	19,635,652
Accumulated net realized loss from investments	(101,497)
Net unrealized appreciation on investments	1,607,832

Net Assets	$21,161,597

Class A:
Net asset value, redemption price per share ($458,041 / 42,615)	$10.75

Maximum offering price per share (100/94.25 of $10.75)	$11.41

Advisor Class:
Net asset value, offering and redemption price per share ($53,411 / 4,972)	$10.74

Institutional Class:
Net asset value, offering and redemption price per share ($20,650,145 / 1,913,446)	$10.79

The accompanying notes are an integral part of the financial statements.

14

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Statement of Operations

For the Year Ended April 30, 2012

Investment Income
Dividends	$36,811
Less: foreign taxes withheld	(47)
Interest	601

Total investment income.	37,365

Expenses
Advisory fees (Note 2)	174,812
Transfer agent fees (Note 2)	116,613
Administration and accounting fees (Note 2)	79,871
Legal fees.	69,600
Registration and filing fees	61,245
Printing and shareholder reporting fees	26,111
Custodian transaction and out of pocket fees (Note 2)	23,927
Audit fees	23,844
Trustees’ and officers’ fees	17,940
Distribution fees (Class A) (Note 2)	359
Distribution fees (Advisor Class) (Note 2)	70
Other expenses	9,590

Total expenses before waivers and reimbursements	603,982

Less: waivers and reimbursements (Note 2)	(388,499)

Net expenses after waivers and reimbursements	215,483

Net investment loss.	(178,118)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	52,147
Net change in unrealized depreciation on investments	(938,653)

Net realized and unrealized loss on investments	(886,506)

Net decrease in net assets resulting from operations	$(1,064,624)

The accompanying notes are an integral part of the financial statements.

15

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Statements of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment loss	$(178,118)	$(61,520)
Net realized gain from investments	52,147	495,634
Net change in unrealized appreciation/(depreciation) from investments	(938,653)	2,546,485

Net increase/(decrease) in net assets resulting from operations:	(1,064,624)	2,980,599

Less Dividends and Distributions to Shareholders:
Net realized capital gains:
Class A	(1,996)	—
Advisor Class	(612)	—
Institutional Class	(442,533)	—

Net decrease in net assets from dividends and distributions to shareholders	(445,141)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	3,884,119	15,806,644

Total increase in net assets	2,374,354	18,787,243

Net assets
Beginning of period	18,787,243	—
End of period	$21,161,597	$18,787,243

Accumulated net investment income, end of period.	$—	$—

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

16

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2012	For the Period February 3, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$10.57

Net investment loss(1)	(0.13)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.71)	1.32

Net increase/(decrease) in net assets resulting from operations	(0.84)	1.28

Dividends and distributions to shareholders from:
Net realized gains	(0.26)	—

Net asset value, end of period	$10.75	$11.85

Total investment return(2)	(6.75)%	12.11%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$458	$ 72
Ratio of expenses to average net assets	1.48%	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.67%	3.75	%(3)
Ratio of net investment loss to average net assets	(1.27)%	(1.34	)%(3)
Portfolio turnover rate	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

17

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Financial Highlights

Contained below is per share operating performance data for each Advisor Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	00000000	00000000
	Advisor Class
	For the Year Ended April 30, 2012	For the Period March 16, 2011* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$10.40

Net investment loss(1)	(0.13)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.72)	1.47

Net increase/(decrease) in net assets resulting from operations	(0.85)	1.45

Dividends and distributions to shareholders from:
Net realized gains	(0.26)	—

Net asset value, end of period	$10.74	$11.85

Total investment return(2)	(6.84)%	13.94%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$53	$ 28
Ratio of expenses to average net assets	1.48%	1.48	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.61%	3.49	%(3)
Ratio of net investment loss to average net assets	(1.27)%	(1.29	)%(3)
Portfolio turnover rate	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Reflects portfolio turnover for the Fund for the period December 31, 2010 (commencement of operations) to April 30, 2011. Portfolio turnover is not annualized.

The accompanying notes are an integral part of the financial statements.

18

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Financial Highlights

Contained below is per share operating performance data for each Institutional Class Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2012	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$ 11.86	$ 10.00

Net investment loss(1)	(0.11)	(0.04)
Net realized and unrealized gain/(loss) on investments	(0.70)	1.90

Net increase/(decrease) in net assets resulting from operations	(0.81)	1.86

Dividends and distributions to shareholders from:
Net realized gains	(0.26)	—

Net asset value, end of period	$ 10.79	$ 11.86

Total investment return(2)	(6.49)%	18.60%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$20,650	$18,687
Ratio of expenses to average net assets	1.23%	1.23	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.45%	2.81	%(3)
Ratio of net investment loss to average net assets	(1.02)%	(1.11	)%(3)
Portfolio turnover rate	104.56%	31.40	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

19

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The Timberline Small Cap Growth Fund (the “Fund”), formerly, TW Small Cap Growth Fund, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on December 31, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Advisor Class and Institutional Class Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where (i) $1 million or more of Class A Shares was purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

20

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2012

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$19,420,854	$19,420,854	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

21

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2012

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Timberline Asset Management LLC (“Timberline” or the “Adviser”), formerly, TW Asset Management LLC, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its

22

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2012

investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.23% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2014, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. At April 30, 2012, the amount of potential recovery was as follows:

Expiration
April 30, 2014	April 30, 2015
$61,402	$386,522

For the year ended April 30, 2012, the advisory fees accrued and waived were $174,812 and fees reimbursed by the Adviser were $211,710.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Fund.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued administration and accounting fees totaling $79,871 and waived fees totaling $1,167.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued transfer agent fees totaling $116,613 and waived fees totaling $560.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, the Custodian accrued custody fees totaling $23,927 and waived fees totaling $250.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon or the Custodian within three years of signing the agreements.

23

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2012

Foreside Funds Distributors LLC (the “Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Fund. For the period ended April 30, 2012, the Underwriter received $1,436 in underwriter commissions and $14,053 in sales commissions for the sale of Fund shares.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Advisor Class Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis, of the average daily net assets of the Fund’s Class A and Advisor Class Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2012 was $5,680. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Fund during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are also Officers of the Trust and are not compensated by the Fund or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$20,075,391	$17,404,700

24

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2012

4. Capital Share Transactions

For the year ended April 30, 2012 and the period from commencement of operations through April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011*
	Shares	Amount	Shares	Amount

Class A Shares
Sales	40,823	$432,061	6,066	$67,440
Reinvestments	210	1,996	—	—
Redemption Fees**	—	8	—	—
Redemptions	(4,484)	(47,623)	—	—

Net increase	36,549	$386,442	6,066	$67,440

Advisor Class Shares
Sales	5,975	$61,393	2,404	$25,000
Reinvestments	64	612	—	—
Redemption Fees**	—	1	—	—
Redemptions	(3,471)	(31,882)	—	—

Net increase	2,568	$30,124	2,404	$25,000

Institutional Class Shares
Sales	294,275	$3,051,248	1,608,069	$16,082,525
Reinvestments	46,484	442,533	—	—
Redemption Fees**	—	554	—	—
Redemptions	(2,758)	(26,782)	(32,624)	(368,321)

Net increase	338,001	$3,467,553	1,575,445	$15,714,204

Total Net Increase	377,118	$3,884,119	1,583,915	$15,806,644

*	Class A Shares, Advisor Class Shares and Institutional Class Shares commenced operations on February 3, 2011, March 16, 2011 and December 31, 2010, respectively.
**

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

25

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2012

As of April 30, 2012, the Fund had the following shareholder that held 10% or more of the outstanding shares of the Fund.

Affiliated shareholder	82%

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the fiscal year ended April 30, 2012, these adjustments were $178,118 to increase accumulated net investment loss, $148,541 to increase accumulated net realized loss and $29,577 to decrease paid-in-capital. These adjustments are primarily attributable to disallowed expenses and net investment loss. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the fiscal year ended April 30, 2012, the tax character of distributions paid by the Fund was $445,141 of ordinary income dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$ —	$97,918	$97,779	$1,310,638

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

26

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Continued)

April 30, 2012

At April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$18,110,216

Gross unrealized appreciation	$2,286,253
Gross unrealized depreciation	(975,615)

Net unrealized appreciation	$1,310,638

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act is April 30, 2012. As of April 30, 2012, the Fund did not have any capital loss carryforwards.

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

27

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Notes to Financial Statements (Concluded)

April 30, 2012

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust and

Shareholders of the Timberline Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Timberline Small Cap Growth Fund (one of the series constituting FundVantage Trust) (the “Fund”) as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended April 30, 2012 and the period May 1, 2010 (commencement of operations) to April 30, 2011, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Timberline Small Cap Growth Fund of FundVantage Trust at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for the year ended April 30, 2012 and the period May 1, 2010 (commencement of operations) to April 30, 2011, and its financial highlights for each of the years or periods indicated therein, are in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 26, 2012

29

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (April 30) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the Fund paid $445,141 of ordinary income dividends. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 632-9904 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

31

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 632-9904.

32

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 632-9904.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust (registered investment company) (1 portfolio); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios); Trustee of Widener University.

33

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc.; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

34

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

35

TIMBERLINE SMALL CAP GROWTH FUND

(formerly, TW Small Cap Growth Fund)

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

36

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Investment Adviser

Timberline Asset Management LLC

(formerly, TW Asset Management LLC)

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

TIMBERLINE SMALL

CAP GROWTH FUND

(formerly, TW Small

Cap Growth Fund)

of

FundVantage Trust

Class A Shares

Advisor Class Shares

Institutional Class Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the Timberline Small Cap Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Timberline Small Cap Growth Fund.

WHV FUNDS

Annual Investment Adviser’s Report

April 30, 2012

(Unaudited)

Dear WHV Funds Shareholder,

In past commentaries we identified the major issues that have affected investor sentiment such as debt, growth and social unrest. These persistent problems are currently providing a sense of déjà vu for investors as it appears the same macro events are driving equity markets for the third year in a row. The weakness in international equity markets during the summer of 2011 defined the fiscal year ending April 30, 2012; however, a recovery that began in October and persisted through April 2012 provided a rebound from the summer lows.

The global economy appears to be slowing due to the recession in Europe and its ripple and spillover effects on Europe’s trading partners. China has targeted a more sustainable 7.5% annual growth rate, down from 8.0%, as it transitions from an export-led economy to one that is fueled by internal domestic demand. The United States continues to grow at a sub-par rate as uncertainty regarding regulations, mandates and taxes weighs on business investment and consumer spending. The Federal Reserve has stated that it will keep its federal funds rate at the current level of 0.25% into 2014 and is ready to continue to supply excess reserves to the banking system if needed.

Old traders are fond of saying that bull markets usually climb a wall of worry. For many quarters we have discussed a plethora of issues that, in retrospect, appear to be the building blocks for this proverbial wall. Some of these issues have come and gone, but it seems that one constant for the last two years has been the euro zone crisis. Greece again delivered a momentous and noteworthy credit market event by being the first developed country to default on its debt in 70 years despite various policymakers’ previous assertions of the event’s unlikelihood. Despite this obstacle, it appears that a combination of the European Central Bank’s Long-Term Refinancing Operations (LTROs) and the market participants’ increasing euro zone crisis fatigue enabled Italy, Spain, and Portugal to roll over relatively large amounts of sovereign debt at rate levels significantly below the record yields demanded only months ago.

Recently, a relatively new building block for our wall of worry has emerged in the form of the “fiscal cliff” awaiting the U.S. at year-end. The combined effect of the new taxes related to healthcare reform, the expiration of Bush’s temporary tax cuts and the automatic spending cuts through sequestration is estimated to equal 3.4% of GDP. A number of this magnitude could lead the U.S. economy into an automatic recession in the first half of 2013 unless Congress acts before year-end. It is difficult to anticipate positive legislation during a presidential election year given the partisan and mercurial nature of the political class. As a result, we anticipate a potentially higher level of market volatility in the second half of 2012.

WHV International Equity Fund

Market Outlook

The Great Recession of 2008-2009 has saddled the developed regions of the United States, Europe and Japan with a negative combination of high unemployment rates, massive government and consumer debt loads, and crippled banking systems. The weakened position of the consumer sector and the cautious sentiment of the business community have forced the world’s economies to depend heavily on fiscal and monetary stimulus by government policymakers. The bull market and associated economic recovery from early 2009 has been propelled by higher government spending, lower interest rates and quantitative easing (monetary credit creation). The U.S. Federal Reserve Bank, ECB, Bank

1

WHV FUNDS

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

of England and Bank of Japan have adopted quasi money printing policies which have fueled a liquidity driven bull market. Since 2008 these four central banks have created $3.3 trillion in new credit without tangible underlying collateral (e.g. gold).

However, the mindset of government policymakers changed dramatically in 2011 as the debt rating agency Standard & Poor’s downgraded U.S. Treasury debt from AAA to AA+ due to America’s massive chronic government budget and trade deficits, and the country’s large and growing Treasury debt obligations. This watershed event forced the U.S. Congress to focus on reducing the magnitude of federal budget deficits over the remaining decade through spending reductions and tax increases. Simultaneously, debt crises in Europe created by overleveraged banks and the irresponsible fiscal policies of many countries have forced European governments to formulate long term plans to reduce budget deficits and debt exposure over the foreseeable future. Both the U.S. and Europe can no longer engage in ever expanding fiscal stimulus programs to propel their respective economies forward as the new mantra is fiscal austerity.

Developed countries continue to face major structural unemployment and debt issues as well as systemic banking system problems which will not allow these countries to reach their desired economic growth and job creation targets without government intervention. Since fiscal policies are turning 180 degrees and transitioning from stimulus to belt tightening, future disappointments in unemployment trends or major banking and sovereign credit crises would be expected to motivate the central banks, lenders of last resort, to engage in additional quantitative easing programs which would inject more liquidity into their respective financial systems. These aggressive unconventional monetary stimulus programs continue to debase the perceived value of fiat money and would over the long term create excessive inflationary pressures which could favor inflation hedged assets such as WHV’s energy and materials investments.

Performance Review

The primary factor in the sector selection process of the Fund is the analysis of global supply and demand imbalances. The identification and monitoring of these imbalances allows WHV to follow the relative attractiveness of each sector. For example, the current secular theme emphasizes those sectors that are expected to benefit from the developing economic leadership of the emerging market economies: energy, materials and industrials. The primary factor in the sector selection process of the WHV International Equity Fund is the analysis of global supply and demand imbalances. The identification and monitoring of these imbalances allows WHV to follow the relative attractiveness of each sector. For example, the current secular theme emphasizes those sectors that are expected to benefit from the developing economic leadership of the emerging market economies: energy, materials and industrials.

2

WHV FUNDS

Annual Investment Adviser’s Report (Continued)

April 30, 2012

(Unaudited)

The strong macroeconomic headwinds that emerged in the spring of 2011 created a challenging environment for investors. For the twelve month period ending April 30, 2012 the WHV International Equity Fund realized a -13.51% (I share), and -13.75% (A share without sales charge), total return. This is compared to the overall international equity market, as defined by the MSCI EAFE Index, depreciating - 12.38% for the same period. The Fund’s underperformance for the period was attributable to its overweight to the energy and equipment services industry and the underweight to the defensive health care sector.

WHV Emerging Markets Equity Fund

Market Outlook

We stated in our previous letter that the sentiment-driven weakness of the world’s stock markets appears to have passed an important inflection point during the fourth quarter of last year. After underperforming their developed brethren for approximately 13 months, Emerging Markets (EM) started 2012 with the best Q1 since 2002 in terms of the MSCI EM Index as investors participated in the second consecutive quarter of a “risk-on” environment.

Compared to the problems afflicting various developed countries, the investment environment for EM appears downright rosy. Although some market pundits bemoan the fact that the Chinese government has lowered the target growth rate for China’s GDP to 7.5% and warn of dire consequences, we believe the growth target is set low deliberately to enable better-than-expected comparisons in the future. The weakening of soft commodity prices has enabled various EM central banks to proactively lower key intervention rates. As these economies begin to reaccelerate to normalized growth rates, we would expect easing to slow and eventually come to an end. The IMF has recently increased its GDP growth rate forecast for emerging economies in 2012 to 5.7%i, lending evidence to the success of past monetary policy measures. We expect this economic growth to accelerate further as prices of industrial and base metals have declined significantly over the last few months.

Performance Review

The investment philosophy of the WHV Emerging Markets Equity Fund is grounded in the conviction that superior investment performance results are obtainable by identifying attractively valued companies that can grow their earnings faster than the overall market. The process begins with a top-down analysis that aims to identify the most attractive emerging market countries in which to invest. Utilizing the firm’s long running GARPii oriented philosophy, the firm then constructs a portfolio of the most attractive stocks within those countries through bottom-up, fundamental research.

3

WHV FUNDS

Annual Investment Adviser’s Report (Concluded)

April 30, 2012

(Unaudited)

For the twelve month period ending April 30, 2012 the WHV Emerging Markets Equity Fund realized a total return of -8.30% (I share), and -8.43% (A share without sales charge). This is compared to the emerging markets equity market, as defined by the MSCI Emerging Markets Index, declining 12.61% for the same period. The Fund’s outperformance for the period was largely attributable to stock selection in Brazil, Russia and India. Furthermore, the Fund’s investments in the energy and consumer staples sectors contributed to relative outperformance.

WHV would like to thank you for your investment in the Funds and we look forward to communicating with you again in our next letter.

Sincerely,

WHV Investment Management

iSource: IMF, World Economic Outlook, April 2012

ii GARP (Growth at a Reasonable Price): An equity investment strategy that seeks to combine tenets of both growth investing and value investing to find individual stocks. GARP investors look for companies that are showing consistent earnings growth above broad market levels (a tenet of growth investing) while excluding companies that have very high valuations (value investing).

This letter is intended to assist shareholders in understanding how the Funds performed during the year ended April 30, 2012 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Funds or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

4

WHV FUNDS

WHV International Equity Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the WHV International Equity Fund

Class A Shares vs. MSCI EAFE Index

Class A Shares’ growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns For the Year Ended April 30, 2012
	1 Year	Since Inception
Class A Shares (without sales charge)*	- 13.75%	9.13%
Class A Shares (with sales charge)*	- 18.71%	6.80%
MSCI EAFE Index — Class A Shares	- 12.38%	5.69%	**

*	Class A Shares of the WHV International Equity Fund (the “Fund”) commenced operations on July 31, 2009.

**	Benchmark performance is from the inception date of Class A Shares of the Fund (July 31, 2009) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

WHV FUNDS

WHV International Equity Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Account Value of $500,000 Investment in the WHV International Equity Fund

Class I Shares vs. MSCI EAFE Index

Average Annual Total Returns For the Year Ended April 30, 2012
	1 Year	Since Inception
Class I Shares*	-13.51%	21.98%
MSCI EAFE Index - Class I Shares	-12.38%	10.34%	**

*	Class I Shares of the Fund commenced operations on December 19, 2008.

**	Benchmark performance is from the inception date of Class I Shares of the Fund (December 19, 2008) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

WHV FUNDS

WHV International Equity Fund

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 1.57% and 1.50%, respectively, for Class A Shares and 1.32% and 1.25%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2011, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investment Management, Inc. (the “Adviser”), formerly Wentworth, Hauser and Violich, Inc., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013 unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI EAFE® Index (Europe, Australasia, Far East), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. It is impossible to invest directly in an index. As of April 30, 2012, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland,Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

All mutual fund investing involves risk, including possible loss of principal. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

7

WHV FUNDS

WHV Emerging Markets Equity Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the WHV Emerging Markets Equity Fund

Class A Shares vs. MSCI Emerging Markets Index

Class A Shares’ growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns For the Year Ended April 30, 2012
	1 Year	Since Inception
Class A Shares (without sales charge)*	-8.43%	-4.03%
Class A Shares (with sales charge)*	-13.69%	-8.21%
MSCI Emerging Markets Index	-12.61%	-6.12%	**

*	Class A Shares of the WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.

**	Benchmark performance is from inception date of the Fund (December 31, 2010) only and is not the inception of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

WHV FUNDS

WHV Emerging Markets Equity Fund

Annual Report

Performance Data

April 30, 2012

(Unaudited)

Comparison of Change in Account Value of $500,000 Investment in the WHV Emerging Markets Equity Fund

Class I Shares vs. MSCI Emerging Markets Index

Average Annual Total Returns For the Year Ended April 30, 2012
	1 Year	Since Inception
Class I Shares*	-8.30%	-3.86%
MSCI Emerging Markets Index	-12.61%	-6.12%**

*	Class I Shares of the WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.

**	Benchmark performance is from inception date of the Fund (December 31, 2010) only and is not the inception of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 948-4685. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

WHV FUNDS

WHV Emerging Markets Equity Fund

Annual Report

Performance Data (Concluded)

April 30, 2012

(Unaudited)

The Fund’s total annual Fund gross and net operating expense ratios are 113.39% and 1.75%, respectively, for Class A Shares and 104.44% and 1.50%, respectively, for Class I Shares of the Fund’s average daily net assets. These ratios are stated in the current prospectus dated September 1, 2011, and may differ from the actual expenses incurred by the Fund for the period covered by this report. WHV Investment Management, Inc. (the “Adviser”), formerly Wentworth, Hauser and Violich, Inc., has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.50% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until December 31, 2013 unless the Board of Trustees approves its earlier termination. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund evaluates its performance as compared to that of the MSCI Emerging Markets Index, which is a float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. It is impossible to invest directly in an index. As of April 30, 2012, the MSCI Emerging Markets Index consisted of the following 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

All mutual fund investing involves risk, including possible loss of principal. The Fund is new, with a limited operating history. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices. Emerging markets involve additional risks, including lack of market liquidity, currency devaluation, hyperinflation, political or social instability, and other factors.

10

WHV FUNDS

Fund Expense Disclosure

April 30, 2012

(Unaudited)

As a shareholder of the WHV Funds (each a “Fund” and together, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2011 through April 30, 2012 for the WHV International Equity Fund and for the WHV Emerging Markets Equity Fund, and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

WHV FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2012

(Unaudited)

	WHV International Equity Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,045.90	$7.63
Hypothetical (5% return before expenses)	1,000.00	1,017.40	7.52
Class I Shares
Actual	$1,000.00	$1,047.70	$6.36
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27

	WHV Emerging Markets Equity Fund
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period**
Class A Shares
Actual	$1,000.00	$1,102.20	$9.15
Hypothetical (5% return before expenses)	1,000.00	1,016.16	8.77
Class I Shares
Actual	$1,000.00	$1,103.60	$7.85
Hypothetical (5% return before expenses)	1,000.00	1,017.40	7.52

* Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2012 of 1.50% and 1.25% for Class A and Class I Shares, respectively, for the WHV International Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The WHV International Equity Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the WHV International Equity Fund of 4.59% and 4.77% for Class A and Class I Shares, respectively.

** Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2012 of 1.75% and 1.50% for Class A and Class I Shares, respectively, for the WHV Emerging Markets Equity Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (182), then divided by 366 to reflect the period. The WHV Emerging Markets Equity Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the WHV Emerging Markets Equity Fund of 10.22% and 10.36% for Class A and Class I Shares, respectively.

12

WHV FUNDS

WHV International Equity Fund

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Energy Equipment & Services	29.0%	$91,024,428
Chemicals	11.9	37,515,177
Metals & Mining	11.2	35,265,801
Road & Rail	9.5	29,947,687
Oil, Gas & Consumable Fuels	7.7	24,253,465
Food Products	6.3	19,908,482
Beverages	4.4	13,934,336
Tobacco	3.9	12,341,137
Electrical Equipment	3.8	11,789,064
Machinery	2.3	7,299,834
Pharmaceuticals	1.0	3,118,760
Real Estate Management & Development	1.0	3,041,086
Insurance	1.0	2,970,663
Capital Markets	0.2	730,263
Trading Companies & Distributors	0.2	603,776
Other Assets in Excess of Liabilities	6.6	20,883,596

NET ASSETS	100.0%	$314,627,555

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 93.4%
Australia — 4.1%
BHP Billiton, Ltd., SP ADR	175,430	$13,034,449

Bermuda — 4.7%
Bunge, Ltd.	27,765	1,790,842
Nabors Industries, Ltd.*	676,007	11,255,517
PartnerRe, Ltd.	24,905	1,733,886

		14,780,245

Brazil — 2.2%
Vale SA, SP ADR	309,415	6,869,013

Canada — 26.6%
Agrium, Inc.	110,765	9,736,244
Brookfield Asset Management, Inc., Class A	92,210	3,041,086
Canadian National Railway Co.	174,345	14,868,142
Canadian Natural Resources, Ltd.	296,500	10,303,375
Canadian Pacific Railway, Ltd.	194,625	15,079,545
Ensign Energy Services, Inc.	32,910	474,957
Finning International, Inc.	21,575	603,776
Manulife Financial Corp.	45,730	625,129
Potash Corp. of Saskatchewan, Inc.	350,155	14,874,584
Suncor Energy, Inc.	400,470	13,231,529
Talisman Energy, Inc.	55,020	718,561

		83,556,928

France — 0.2%
AXA SA, SP ADR	43,165	611,648

Germany — 2.9%
BASF SE, SP ADR	110,830	9,114,659

	Number of Shares	Value
COMMON STOCKS — (Continued)
Ireland — 6.1%
Cooper Industries PLC	188,414	$11,789,064
Ingersoll-Rand PLC	171,680	7,299,834

		19,088,898

Luxemburg — 3.5%
Tenaris SA, ADR	280,495	10,992,599

Netherlands — 5.7%
Core Laboratories NV	84,825	11,619,329
Unilever NV, NY Shares	183,750	6,311,812

		17,931,141

Netherlands Antilles — 4.8%
Schlumberger, Ltd.	205,620	15,244,667

Norway — 0.3%
Yara International ASA, ADR	16,160	787,154

Switzerland — 19.1%
Nestle SA, SP ADR	193,095	11,805,828
Noble Corp.*	416,605	15,855,986
Novartis AG, ADR	56,530	3,118,760
Syngenta AG, ADR	42,875	3,002,536
Transocean, Ltd.	225,210	11,348,332
UBS AG*	59,035	730,263
Weatherford International, Ltd.*	997,410	14,233,041

		60,094,746

United Kingdom — 13.2%
British American Tobacco PLC, SP ADR	119,910	12,341,137
Diageo PLC, SP ADR	137,800	13,934,336
Rio Tinto PLC, SP ADR	273,985	15,362,339

		41,637,812

TOTAL COMMON STOCKS (Cost $279,170,393)		293,743,959

The accompanying notes are an integral part of the financial statements.

14

WHV FUNDS

WHV International Equity Fund

Portfolio of Investments (Concluded)

April 30, 2012

Value
TOTAL INVESTMENTS - 93.4% (Cost $279,170,393)	$293,743,959
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.6%	20,883,596

NET ASSETS - 100.0%	$314,627,555

*	Non-income producing.

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

15

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio Holdings Summary Table

April 30, 2012

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Commercial Banks	13.8%	$756,551
Internet Software & Services	13.6	742,073
Oil, Gas & Consumable Fuels	10.3	563,772
Energy Equipment & Services	7.5	412,195
Food & Staples Retailing	7.5	410,709
Beverages	5.9	322,647
Semiconductors & Semiconductor Equipment	5.7	309,133
Hotels, Restaurants & Leisure	4.6	251,272
Metals & Mining	4.4	242,932
Chemicals	3.7	204,015
Aerospace & Defense	3.3	180,128
Machinery	3.0	165,223
Auto Components	3.0	163,256
Water Utilities	2.9	158,321
Multiline Retail	2.8	152,525
Pharmaceuticals	2.8	152,235
Food Products	2.5	134,539
Other Assets in Excess of Liabilities	2.7	149,958

NET ASSETS	100.0%	$5,471,484

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

16

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — 97.3%
Argentina — 9.1%
Arcos Dorados Holdings, Inc., Class A	7,200	$128,664
MercadoLibre, Inc.	1,600	154,784
Tenaris SA, ADR	5,500	215,545

		498,993

Brazil — 17.3%
BRF - Brasil Foods SA, ADR.	7,300	134,539
Cia de Bebidas das Americas, PRF ADR	3,900	163,722
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	2,000	158,321
Embraer SA, ADR	5,200	180,128
Itau Unibanco Holding SA, PRF ADR	10,000	156,900
Lojas Renner SA	4,800	152,525

		946,135

Chile — 3.7%
Sociedad Quimica y Minera de Chile SA, SP ADR	3,500	204,015

China — 17.2%
Baidu, Inc., SP ADR*	1,550	205,685
CNOOC, Ltd., ADR	800	169,320
Melco Crown Entertainment,
Ltd.,*	7,900	122,608
PetroChina Co., Ltd., ADR	850	126,497
Sina Corp.*	2,900	169,679
Yanzhou Coal Mining Co.,
Ltd., SP ADR*	7,000	148,260

		942,049

Columbia — 2.2%
Ecopetrol SA, SP ADR	1,850	119,695

	Number of Shares	Value
COMMON STOCKS — (Continued)
Czech Republic — 1.8%
Komercni Banka AS	550	$101,138

India — 5.7%
Dr. Reddy’s Laboratories, Ltd., ADR	4,500	152,235
HDFC Bank, Ltd., ADR	4,600	157,918

		310,153

Indonesia — 3.0%
United Tractors Tbk PT	51,300	165,223

Mexico — 2.9%
Coca-Cola Femsa SAB de CV, SP ADR*	1,500	158,925

Peru — 7.6%
Cia de Minas Buenaventura SA, ADR	2,600	107,302
Credicorp, Ltd.	1,300	170,183
Southern Copper Corp.	4,125	135,630

		413,115

Poland — 3.8%
Eurocash SA	16,900	206,339

Russia — 10.6%
Eurasia Drilling Co., Ltd., GDR	6,900	196,650
Mail.ru Group, Ltd., GDR*	4,900	211,925
Sberbank of Russia, SP ADR	13,200	170,412

		578,987

South Korea — 6.4%
Hyundai Mobis Co., Ltd.	600	163,256
Samsung Electronics Co., Ltd., GDR	300	184,493

		347,749

The accompanying notes are an integral part of the financial statements.

17

WHV FUNDS

WHV Emerging Markets Equity Fund

Portfolio of Investments

April 30, 2012

	Number of Shares	Value
COMMON STOCKS — (Continued)
Taiwan — 2.3%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	8,000	$124,640

Turkey — 3.7%
BIM Birlesik Magazalar AS	4,900	204,370

TOTAL COMMON STOCKS (Cost $5,093,971)		5,321,526

TOTAL INVESTMENTS - 97.3% (Cost $5,093,971)		5,321,526
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.7%		149,958

NET ASSETS - 100.0%		$5,471,484

*	Non-income producing.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PRF ADR	Preferred American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

18

WHV FUNDS

Statement of Assets and Liabilities

April 30, 2012

	WHV International Equity Fund	WHV Emerging Markets Equity Fund
Assets
Investments, at value (Cost $279,170,393 and $5,093,971, respectively)	$293,743,959	$5,321,526
Cash	14,381,672	147,523
Receivable for investments sold	5,139,583	—
Receivable for capital shares sold	1,408,958	—
Dividends and interest receivable	1,292,631	25,871
Receivable from Investment Adviser	—	11,797
Prepaid expenses and other assets	34,028	18,006

Total assets	316,000,831	5,524,723

Liabilities
Payable for investments purchased	492,851	—
Payable for capital shares redeemed	516,629	—
Payable to Investment Adviser	251,819	—
Payable for audit fees	25,565	24,000
Payable for transfer agent fees	25,170	15,331
Payable for administration and accounting fees	21,179	8,125
Payable to custodian	6,619	5,124
Accrued expenses	33,444	659

Total liabilities	1,373,276	53,239

Net Assets	$314,627,555	$5,471,484

Net Assets Consist of:
Capital stock, $0.01 par value	$162,693	$5,800
Paid-in capital	305,745,716	5,323,526
Accumulated net investment income	1,269,647	9,692
Accumulated net realized loss from investments	(7,124,067)	(95,048)
Net unrealized appreciation on investments	14,573,566	227,514

Net Assets	$314,627,555	$5,471,484

The accompanying notes are an integral part of the financial statements.

19

WHV FUNDS

Statement of Assets and Liabilities (Concluded)

April 30, 2012

	WHV International Equity Fund	WHV Emerging Markets Equity Fund
Class A:
Net asset value, offering and redemption price per share ($58,359,607 / 3,023,968) and ($650,318 / 69,029), respectively	$19.30	$9.42

Maximum offering price per share (100/94.25 of $19.30 and $9.42), respectively	$20.48	$9.99

Class I:
Net asset value, offering and redemption price per share ($256,267,948 / 13,245,321) and ($4,821,166 / 511,013), respectively	$19.35	$9.43

The accompanying notes are an integral part of the financial statements.

20

WHV FUNDS

Statement of Operations

For the Year Ended April 30, 2012

	WHV International Equity Fund	WHV Emerging Markets Equity Fund
Investment Income
Dividends	$5,706,911	$45,886
Less: foreign taxes withheld	(451,159)	(3,763)
Interest	10,139	53

Total investment income	5,265,891	42,176

Expenses
Advisory fees (Note 2)	2,612,301	17,205
Administration and accounting fees (Note 2)	213,084	77,315
Transfer agent fees (Note 2)	153,261	92,881
Distribution fees (Class A) (Note 2)	141,197	637
Professional fees	82,895	21,367
Registration and filing fees	69,562	16,448
Printing and shareholder reporting fees	58,717	—
Trustees’ and officers’ fees (Note 2)	53,898	2,379
Custodian transaction and out of pocket fees (Note 2)	24,819	25,610
Other expenses	35,785	665

Total expenses before waivers and reimbursements	3,445,519	254,507

Less: waivers and reimbursements (Note 2)	(38,946)	(228,062)

Net expenses after waivers and reimbursements	3,406,573	26,445

Net investment income	1,859,318	15,731

Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(6,298,028)	(93,241)
Net realized gain from foreign currency transactions	—	823
Net change in unrealized appreciation/(depreciation) on investments	(29,936,205)	200,468
Net change in unrealized depreciation on foreign currency transactions	—	(41)

Net realized and unrealized gain/(loss) on investments	(36,234,233)	108,009

Net increase/(decrease) in net assets resulting from operations	$(34,374,915)	$123,740

The accompanying notes are an integral part of the financial statements.

21

WHV FUNDS

WHV International Equity Fund

Statement of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011
Increase/(decrease) in net assets from operations:
Net investment income	$1,859,318	$313,159
Net realized loss from investments	(6,298,028)	(443,987)
Net change in unrealized appreciation/(depreciation) from investments	(29,936,205)	42,362,217

Net increase/(decrease) in net assets resulting from operations	(34,374,915)	42,231,389

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(104,431)	—
Class I	(798,249)	(159,999)

Total net investment income	(902,680)	(159,999)
Net realized capital gains:
Class A	—	(16,054)
Class I	—	(77,141)

Total net realized capital gains	—	(93,195)

Net decrease in net assets from dividends and distributions	(902,680)	(253,194)

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	100,431,144	128,608,575

Total increase in net assets	65,153,549	170,586,770

Net assets
Beginning of year	249,474,006	78,887,236

End of year	$314,627,555	$249,474,006

Accumulated net investment income, end of year	$1,269,647	$313,009

The accompanying notes are an integral part of the financial statements.

22

WHV FUNDS

WHV Emerging Markets Equity Fund

Statement of Changes in Net Assets

	For the Year Ended April 30, 2012	For the Period Ended April 30, 2011*
Increase/(decrease) in net assets from operations:
Net investment income	$15,731	$340
Net realized loss from investments and foreign currency transactions	(92,418)	(1,807)
Net change in unrealized appreciation from investments and foreign currency transactions	200,427	27,087

Net increase in net assets resulting from operations	123,740	25,620

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	(1,077)	—
Class I	(6,791)	—

Total net investment income	(7,868)	—

Increase in Net Assets Derived from Capital Share Transactions (Note 4)	4,870,354	459,638

Total increase in net assets	4,986,226	485,258

Net assets
Beginning of period	485,258	—

End of period	$5,471,484	$485,258

Accumulated net investment income, end of period.	$9,692	$352

*	The Fund commenced operations on December 31, 2010.

The accompanying notes are an integral part of the financial statements.

23

WHV FUNDS

WHV International Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period July 31, 2009* to April 30, 2010
Per Share Operating Performance
Net asset value, beginning of period	$22.42	$17.97	$15.22

Net investment income(1)	0.10	0.01	0.05
Net realized and unrealized gain/(loss) on investments(1)	(3.20)	4.44	2.70

Net increase/(decrease) in net assets resulting from operations	(3.10)	4.45	2.75

Dividends to shareholders from:
Net investment income	(0.03)	—	—
Net realized gains	—	(0.01)	—	(2)

Total distributions	(0.03)	(0.01)	—

Redemption fees	0.01	0.01	—	(2)

Net asset value, end of period	$19.30	$22.42	$17.97

Total investment return(3)	(13.75)%	24.83%	18.07%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$58,360	$56,113	$14,349
Ratio of expenses to average net assets	1.50%	1.50%	1.50	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.51%	1.57%	2.32	%(4)
Ratio of net investment income to average net assets	0.51%	0.05%	0.37	%(4)
Portfolio turnover rate	7.48%	2.20%	30.18	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

24

WHV FUNDS

WHV International Equity Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period December 19, 2008* to April 30, 2009
Per Share Operating Performance
Net asset value, beginning of period	$22.47	$17.99	$12.44	$10.00

Net investment income(1)	0.15	0.05	0.12	0.07
Net realized and unrealized gain/(loss) on investments(1)	(3.21)	4.45	5.43	2.37

Net increase/(decrease) in net assets resulting from operations	(3.06)	4.50	5.55	2.44

Dividends to shareholders from:
Net investment income	(0.07)	(0.02)	— (2)	—
Net realized gains	—	(0.01)	— (2)	—

Total distributions	(0.07)	(0.03)	—	—

Redemption fees	0.01	0.01	— (2)	—

Net asset value, end of period	$19.35	$22.47	$17.99	$12.44

Total investment return(3)	(13.51)%	25.12%	44.62%	24.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$256,268	$193,361	$64,538	$191
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.27%	1.32%	2.50%	163.68	%(4)
Ratio of net investment income to average net assets	0.77%	0.24%	0.68%	1.73	%(4)
Portfolio turnover rate	7.48%	2.20%	30.18%	11.10	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.01 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

25

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights

Contained below is per share operating performance data for each Class A Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2012	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.34	$10.00

Net investment income/(loss)(1)	0.06	—	(2)
Net realized and unrealized gain/(loss) on investments(1)	(0.94)	0.34

Net increase/(decrease) in net assets resulting from operations	(0.88)	0.34

Dividends to shareholder from:
Net investment income	(0.04)	—

Net asset value, end of period	$9.42	$10.34

Total investment return(3)	(8.43)%	3.40%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$650	$5
Ratio of expenses to average net assets	1.75%	1.75	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	18.13%	113.39	%(4)
Ratio of net investment income/(loss) to average net assets	0.70%	(0.15	)%(4)
Portfolio turnover rate.	64.04%	19.25	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.01) per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

26

WHV FUNDS

WHV Emerging Markets Equity Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class I Share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended April 30, 2012	For the Period December 31, 2010* to April 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.00

Net investment income(1)	0.09	0.01
Net realized and unrealized gain/(loss) on investments(1)	(0.96)	0.34

Net increase/(decrease) in net assets resulting from operations	(0.87)	0.35

Dividends to shareholders from:
Net investment income	(0.05)	—

Net asset value, end of period	$9.43	$10.35

Total investment return(2)	(8.30)%	3.50%

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$4,821	$480
Ratio of expenses to average net assets	1.50%	1.50	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	14.21%	104.44	%(3)
Ratio of net investment income to average net assets	0.95%	0.40	%(3)
Portfolio turnover rate.	64.04%	19.25	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

27

WHV FUNDS

Notes to Financial Statements

April 30, 2012

1. Organization and Significant Accounting Policies

The WHV International Equity Fund and the WHV Emerging Markets Equity Fund (each a “Fund” and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on December 19, 2008 and December 31, 2010, respectively. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer separate classes of shares, Class A and Class I Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) of up to 1.00% may apply for investments of $1 million or more of Class A Shares of each Fund (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A Shares of $1 million or more where Foreside Funds Distributors LLC (the “Underwriter”) did not pay a commission to the selling broker-dealer.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Funds’ equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost which approximates fair value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to WHV Investment Management, Inc. (“WHV”

28

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2012, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
WHV International Equity
Fund:
Investments in Securities*	$293,743,959	$293,743,959	$—	$—

WHV Emerging Markets
Equity Fund:
Investments in Securities*	$5,321,526	$5,321,526	$—	$—

* Please refer to Portfolio of Investments for further details.

29

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For the year ended April 30, 2012, there were no transfers between Levels 1, 2 and 3 for both Funds.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

30

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility

31

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

2. Transactions with Affiliates and Related Parties

WHV serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) of the WHV International Equity Fund’s average daily net assets and 1.50% (on an annual basis) of the WHV Emerging Markets Equity Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013 for the WHV International Equity Fund and until December 31, 2013 for the WHV Emerging Markets Equity Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Funds. No recoupment will occur unless the Funds’ expenses are below the Expense Limitation. As of April 30, 2012, the amount of potential recovery was as follows:

	Expiration

	April 30, 2013	April 30, 2014	April 30, 2015
WHV International Equity Fund	$301,085	$114,347	$38,946
WHV Emerging Markets Equity Fund	—	56,380	225,812

For the year ended April 30, 2012, the advisory fee and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursement	Net Advisory Fee (Reimbursement)
WHV International Equity Fund	$2,612,301	$(38,946)	$2,573,355
WHV Emerging Markets Equity Fund	17,205	(225,812)	(208,607)

Hirayama Investments, LLC (“Hirayama”or the “Sub-Adviser”) serves as the sub-adviser to the WHV International Equity Fund. The Sub-Adviser provides certain services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the WHV International Equity Fund. Sub-Advisory fees are paid by WHV, not the WHV International Equity Fund.

32

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds.

For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued administration and accounting fees totaling $213,084 and $77,315 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $1,167 for the WHV Emerging Markets Equity Fund.

For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, BNY Mellon accrued transfer agent fees totaling $153,261 and $92,881 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $833 for the WHV Emerging Markets Equity Fund.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average net assets and is subject to certain minimum monthly fees. For the year ended April 30, 2012, the Custodian accrued custodian fees totaling $24,819 and $25,610 for the WHV International Equity Fund and the WHV Emerging Markets Equity Fund, respectively, and waived fees totaling $250 for the WHV Emerging Markets Equity Fund.

BNY Mellon and the Custodian have the ability to recover such amounts previously waived, if the Funds terminate their agreements with BNY Mellon or the Custodian within three years of signing the agreements.

Foreside Funds Distributors LLC (“the Underwriter”), formerly known as BNY Mellon Distributors LLC, provides principal underwriting services to the Funds. For the year ended April 30, 2012, the Underwriter received $3,843 and $108 in commissions and $159,594 and $5,023 in sales commission for the sale of fund shares for the WHV International Equity Fund and WHV Emerging Markets Equity Fund, respectively.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Class A Shares.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer and out-of-pocket expenses for meetings attended. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2012, was $44,676 for the WHV International Equity Fund and $1,423 for the

33

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

WHV Emerging Markets Equity Fund. During the period, there were Trustees who were employees of BNY Mellon. They were not entitled to compensation by the Funds during the time of their employment. Effective September 30, 2011, Nicholas M. Marsini, Jr. resigned as a Trustee of the Trust. Certain employees of BNY Mellon are Officers of the Trust. They are not compensated by the Funds or the Trust.

3. Investment in Securities

For the year ended April 30, 2012, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
WHV International Equity Fund	$119,529,063	$18,412,939
WHV Emerging Markets Equity Fund	5,890,398	1,156,049

4. Capital Share Transactions

For the year ended April 30, 2012 and the year or period ended April 30, 2011, transactions in capital shares (authorized shares unlimited) were as follows:

	WHV International Equity Fund

	For the Year Ended April 30, 2012		For the Year Ended April 30, 2011
	Shares	Amount	Shares	Amount
Class A Shares
Sales	1,740,339	$33,373,071	1,926,049	$38,938,221
Reinvestments	4,868	82,029	641	12,934
Redemption Fees*	—	15,886	—	8,791
Redemptions	(1,223,912)	(22,687,006)	(222,638)	(4,183,715)

Net increase	521,295	$10,783,980	1,704,052	$34,776,231

Class I Shares
Sales	8,339,672	$158,834,663	6,377,142	$120,497,836
Reinvestments	39,261	662,731	10,746	216,955
Redemption Fees*	—	55,630	—	42,409
Redemptions	(3,739,908)	(69,905,860)	(1,369,718)	(26,924,856)

Net increase	4,639,025	$89,647,164	5,018,170	$93,832,344

34

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

	WHV Emerging Markets Equity Fund

	For the Year Ended April 30, 2012		For the Period Ended April 30, 2011**

	Shares	Amount	Shares	Amount
Class A Shares
Sales	68,420	$623,760	471	$4,713
Reinvestments	138	1,077	—	—

Net increase	68,558	$624,837	471	$4,713

Class I Shares
Sales	479,124	$4,380,150	46,421	$454,925
Reinvestments	847	6,597	—	—
Redemptions*	(15,379)	(141,230)	—	—

Net increase	464,592	$4,245,517	46,421	$454,925

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in-capital.

**	The WHV Emerging Markets Equity Fund commenced operations on December 31, 2010.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2012, primarily attributable to treatment of foreign currency gain/(loss) and nondeductible expenses, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
WHV International Equity Fund	$ —	$—	$—

35

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
WHV Emerging Markets Equity Fund	1,477	(823)	(654)

As of April 30, 2012, the tax characters of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$902,680	$—
WHV Emerging Markets Equity Fund	7,868	—

As of April 30, 2011, the tax characters of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$251,762	$1,432
WHV Emerging Markets Equity Fund	—	—

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
WHV International Equity Fund	$(439,858)	$1,269,647	$—	$11,322,031
WHV Emerging Markets Equity Fund	(19,739)	9,692	—	214,096

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
WHV International Equity Fund	$282,421,928	$27,940,602	$(16,618,571)	$11,322,031
WHV Emerging Markets Equity Fund	5,107,389	397,848	(183,711)	214,137

36

WHV FUNDS

Notes to Financial Statements (Continued)

April 30, 2012

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2012. For the fiscal year ended April 30, 2012, the Funds deferred to May 1, 2012 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
WHV International Equity Fund	$—	$538,823	$2,893,851
WHV Emerging Markets Equity Fund	—	51,973	9,918

Accumulated capital losses represent net capital loss carryovers as of April 30, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), each Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Funds’ first fiscal year end subject to the Modernization Act is April 30, 2012.

As of April 30, 2012, the Funds’ post-enactment capital loss carryforward which were short-term losses and long-term losses and had an unlimited period of capital loss carryover were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward

	Short-Term	Long-Term
WHV International Equity Fund	$249,830	$190,028
WHV Emerging Markets Equity Fund	19,739	—

6. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a

37

WHV FUNDS

Notes to Financial Statements (Concluded)

April 30, 2012

narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

38

WHV FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

WHV International Equity Fund and the

WHV Emerging Markets Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the WHV International Equity Fund and the WHV Emerging Markets Equity Fund (the “Funds”) at April 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 22, 2012

39

WHV FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders within 60 days of the Funds’ year end (April 30) as of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2012, the tax characters of distibutions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
WHV International Equity Fund	$902,680	$—
WHV Emerging Markets Equity Fund	7,868	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

For the WHV International Equity Fund and WHV Emerging Markets Equity Fund, the percentage of ordinary income dividends qualifying for the 15% dividend income tax rate are 100.00% and 70.69%, respectively.

For the WHV International Equity Fund and WHV Emerging Markets Equity Fund, the percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.51% and 8.08%, respectively.

The Funds’ intend to pass through a foreign tax credit to the shareholders. For the year ended April 30, 2012, the total amount of foreign source income for the WHV International Equity Fund and WHV Emerging Markets Equity Fund is $4,449,928 and $44,719, respectively. The total amount of foreign tax to be paid for the WHV International Equity Fund and WHV Emerging Markets Equity Fund is $375,419 and $1,970, respectively. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2012. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2013.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

40

WHV FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 948-4685 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Meeting of Shareholders

A Special Meeting of Shareholders of the Trust (the “Meeting”) was held on January 9, 2012 to elect five Trustees to the Board of Trustees of the Trust (“the Proposal”). All Trust shareholders of record at the close of business on October 31, 2011 were entitled to attend or submit proxies. As of the record date, the Trust had 151,832,482 shares outstanding. At the Meeting, shareholders elected the five nominees to serve as Trustees of the Board of Trustees of the Trust. The results of the voting for the Proposal were as follows:

	Shares Voted “FOR”	Shares “WITHHELD”
Robert J. Christian	126,582,827	652,065
Iqbal Mansur	126,578,118	656,774
Donald J. Puglisi	126,555,390	679,502
Stephen M. Wynne	119,061,523	8,173,369
Nancy B. Wolcott	126,724,201	510,691

41

WHV FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 948-4685.

42

WHV FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and Officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, an investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, investment adviser of a series of the Trust or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and Officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 948-4685.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEES[1]
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	35	Copeland Trust
(registered
investment
company) (1
portfolio);
Brandywine
Fund Inc.
(registered
investment
company) (1
portfolio);
Brandywine
Blue Fund Inc.
(registered
investment
company) (2
portfolios);
Trustee of
Widener
University.

43

WHV FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Head of US Funds Services, BNY Mellon Asset Servicing from July 2010 to present; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	35	BNY Mellon International Bank Limited; BNY Mellon Investment Servicing (US) Inc; BNY Mellon Investment Servicing Trust Company.

1Prior to March 31, 2012, BNY Mellon Asset Servicing, BNY Mellon Investment Servicing (US) Inc. and the Underwriter were under the common control of The Bank of New York Mellon Corporation. Accordingly, Ms. Wolcott and Mr. Wynne may be deemed “interested persons” of the Underwriter and the Trust as that term is defined in the 1940 Act because of their current or former positions with BNY Mellon Asset Servicing or BNY Mellon Investment Servicing (US) Inc.

44

WHV FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	35	WT Mutual Fund (registered investment company) (12 portfolios); Optimum Fund Trust (registered investment company) (6 portfolios); Wilmington Funds (registered investment company) (26 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	35	None

45

WHV FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	35	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; SDG&E Funding LLC; Dole Food Automatic Common Exchange Security Trust; Swift Mandatory Common Exchange Security Trust.

46

WHV FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) for Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

47

Investment Adviser

WHV Investment Management, Inc.

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Sub-Adviser (WHV International Equity Fund)

Hirayama Investments, LLC

301 Battery Street

Suite 400

San Francisco, CA 94111-3203

Administrator

BNY Mellon Investment Servicing (US) Inc.

760 Moore Road

King of Prussia, PA 19406

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103
WHV FUNDS

of

FundVantage Trust

WHV International Equity Fund

WHV Emerging Markets Equity Fund

Class A Shares

Class I Shares

ANNUAL REPORT

April 30, 2012

This report is submitted for the general information of the shareholders of the WHV Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the WHV Funds.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Donald J. Puglisi, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each member of the Audit Committee is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Christian acquired the attributes necessary to be considered an audit committee financial expert through his experience as chief investment officer of several large financial institutions and his service as a member of the audit committee of other registered investment companies.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Puglisi acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of business and a managing director of a financial services consulting firm.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2012	Fiscal Year 2011
PricewaterhouseCoopers LLP	$432,715	$384,100
Ernst & Young LLP	$59,000	$17,500
Aggregate Fees	$491,715	$401,600

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2012.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2012	Fiscal Year 2011
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$0	$0
Aggregate Fees	$0	$0

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the reports to shareholders filed under Item 1 of this form for the Boston Advisors Broad Allocation Strategy Fund, Corverus Strategic Equity Fund, Cutwater Investment Grade Bond Fund, DuPont Capital Emerging Markets Fund, Estabrook Investment Grade Fixed Income Fund, Formula Investing International Value 400 Fund, Formula Investing International Value Select Fund, Formula Investing U.S. Value 1000 Fund, Formula Investing U.S. Value Select Fund, Lateef Fund, Pacific Capital Tax-Free Securities Fund, Pacific Capital Tax-Free Short Intermediate Securities Fund, Pemberwick Fund, Polen Growth Fund, Private Capital Management Value Fund, Timberline Small Cap Growth Fund (formerly TW Small Cap Growth Fund), WHV International Equity Fund, WHV Emerging Markets Equity Fund, Compak Dynamic Asset Allocation Fund, SNW Oregon Short-Term Tax-Exempt Bond Fund and EIC Value Fund.

Schedules of Investments in securities of unaffiliated issuers for the Boston Advisors International Equity Fund, Boston Advisors U.S. Small Cap Equity Fund, Cutwater High Yield Fund, Cutwater Multi-Sector Inflation Protection Fund, Cutwater Municipal Bond Inflation Protection Fund, EIC Value Fund, Estabrook Value Fund, Formula Investing Global Value 500 Fund, Formula Investing Global Value Select Fund, Gotham International Value 400 Fund, Gotham Global Value 500 Fund, Gotham U.S. Value 1000 Fund, DuPont Energy Markets Debt Fund, Heitman REIT Fund, Origin International Equity Fund and Gotham Absolute Return Fund are not provided because such Funds ceased investment operations or have not yet commenced investment operations as of April 30, 2012.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date	June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer (principal executive officer)

Date	June 28, 2012

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and Chief Financial Officer (principal financial officer)

Date	June 28, 2012

*	Print the name and title of each signing officer under his or her signature.